UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09036

UBS Relationship Funds

(Exact name of registrant as specified in charter)

One North Wacker Drive, Chicago, IL 60606-2807

(Address of principal executive offices) (Zip code)

Mark F. Kemper, Esq.
UBS Global Asset Management (Americas) Inc.
One North Wacker Drive
Chicago, IL 60606-2807

(Name and address of agent for service)

Copy to:
Bruce Leto, Esq.
Stradley Ronon Stevens & Young, LLP
2600 One Commerce Square
Philadelphia, PA 19103-7098

Registrant’s telephone number, including area code: 212-821 3000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2011

Item 1. Reports to Stockholders.

Asset management	UBS Relationship Funds

UBS Relationship Funds
Semiannual Report
June 30, 2011

This page intentionally left blank.

Table of contents

President’s letter	2

The markets in review	3

Portfolio Managers’ commentary and portfolio of investments
UBS Global Securities Relationship Fund	5
UBS Emerging Markets Equity Relationship Fund	18
UBS Global (ex-U.S.) All Cap Growth Relationship Fund	25
UBS International Equity Relationship Fund	32
UBS Small-Cap Equity Relationship Fund	39
UBS U.S. Equity Alpha Relationship Fund	46
UBS U.S. Large Cap Equity Relationship Fund	56
UBS U.S. Large Cap Growth Equity Relationship Fund	64
UBS Credit Bond Relationship Fund	72
UBS Global Corporate Bond Relationship Fund	85
UBS High Yield Relationship Fund	98
UBS Opportunistic Emerging Markets Debt Relationship Fund	111
UBS Cash Management Prime Relationship Fund	121
UBS U.S. Treasury Inflation Protected Securities Relationship Fund	125

Explanation of expense disclosure	132

Statement of assets and liabilities	134

Statement of operations	138

Statement of changes in net assets	142

Financial highlights	145

Notes to financial statements	152

General information	168

Board approval of investment advisory agreements	169

President’s letter

August 15, 2011

Dear Shareholder,

I’m writing this letter to you following what have easily been two of the most tumultuous weeks that the financial markets have seen in a while.

Standard & Poor’s decision to downgrade US long-term sovereign debt from AAA to AA+ on Friday, August 5, 2011, came at the end of a five-day period that had already seen the Dow Jones Industrial Average (DJIA) fall over 700 points. News of the downgrade triggered further volatility in the equity market, and the ensuing days were characterized by sharp market declines, and equally steep gains.

Today, the equity market is in calmer territory, having already reclaimed, for the time being, the losses of the past week. While no one can predict with any certainty what will transpire in the days and weeks to come, we believe that the longer term implications of the downgrade, though still unclear, are likely to be limited. However, in the near-term, we expect market volatility to persist.

When I last wrote to you six months ago, I noted that irrational fear has the unfortunate result of leading investors to make the wrong decisions, for the wrong reasons, at the wrong times—and, ultimately, may have a profound negative impact on their portfolios.1 This is an important point to remember in the current atmosphere of uncertainty. The truth is, ups and downs in the market—though never welcome—are a fact of life. A market decline of 15% or more, similar to that which we have just seen, has occurred in the DJIA, on average, once every two years.2 However, equally as certain is that every market decline is also followed by a market recovery.

Against the current market backdrop, it is never more important for investors to maintain a long-term perspective. History has shown that investors with the fortitude to remain invested through a crisis have been rewarded, while those reacting to short-term volatility have met with less success. Arguably, staying the course is easier said than done. To that end, an actively managed, diversified portfolio of stocks and bonds may provide you with smoother returns, and thus make it easier for you to stay on track.3

In a few months, UBS Global Asset Management will reach a major milestone: 30 years of managing clients’ assets in a constantly evolving global marketplace. For as long as we have been managing money, our formidable history of experience has shown us that only by adhering to our disciplined processes through up and down markets are we best positioned to seek to achieve the type of long-term investment results that will help our clients achieve their financial goals. This is a standard that we will resolutely adhere to in managing our asset allocation, equity and fixed income funds in the days and weeks and years to come.

As always, we remain firmly dedicated to your investment success. Thank you for your continued support.

Sincerely,

Mark E. Carver
President
UBS Relationship Funds
Managing Director
UBS Global Asset Management (Americas) Inc.

[1]	Source: Dalbar.
[2]	Source: Ned Davis. Covers the period from 1/2/1900 to 8/15/2011.
[3]	Diversification and asset allocation do not ensure gains or guarantee against loss.

The markets in review

Decelerating Growth in Developed Countries
The US and many developed countries abroad experienced decelerating economic growth during the reporting period. Oil and food prices moved higher during this time, which had a negative impact on consumer spending. In addition, supply disruptions following the devastating earthquake and tsunami in Japan in March led to moderating growth in the manufacturing sector. In the US, gross domestic product (“GDP”) growth was 2.3% during the fourth quarter of 2010. The Commerce Department then reported that first and second quarter 2011 GDP growth was 0.4% and 1.3%, respectively.

In contrast to their developed country counterparts, growth in most emerging market economies, such as China and India, remained robust. Against a backdrop of higher inflation, several emerging market central banks raised their interest rates and took other actions in an effort to cool growth and stem rising prices. By the end of the period, commodity prices had declined from their peaks and inflationary pressures appeared to have eased.

Global equities produce positive returns
While the global equity markets gave back a portion of their earlier gains late in the reporting period, overall they generated impressive results. Expectations for strengthening growth, corporate profits that were often better than expected and robust demand supported the US stock market during the first half of the period. However, risk appetite was later replaced with increased risk aversion as a result of the European sovereign debt crisis, fears that the US may default on its debt obligations and overall disappointing economic data. Despite weakening stock prices during the second half of the period, the US stock market, as measured by the S&P 500 Index,1 returned 6.02% during the six-months ended June 30, 2011.

International developed equities (as measured by the MSCI EAFE Index (net)2) proved their resiliency as well, gaining 4.98% during the reporting period. However, they lagged their US counterparts in light of fears that the European debt crisis may escalate. Concerns over slowing global growth, geopolitical unrest and central bank rate hikes caused emerging markets equities (as measured by the MSCI Emerging Markets Index (net)3) to produce a modest 0.88% gain over the reporting period.

Riskier fixed income securities outperform
There was also a meaningful shift in investor sentiment in the fixed income market during the reporting period. This, in turn, impacted the performance of the spread sectors (non-Treasuries). During the first half of the period, there were hopes for improving economic conditions, coupled with sharply rising oil and commodity prices. Despite hostilities in the Middle East and Northern Africa, the natural disaster in Japan and the European sovereign debt crisis, most spread sectors outperformed Treasuries and yields moved higher. Nonetheless, it was a different story during the second half of the period. High oil prices hurt consumer spending and economic data pointed to a soft patch in many developed countries.

[1]	The S&P 500 Index is an unmanaged, weighted index composed of 500 widely held common stocks varying in composition, and is not available for direct investment. Investors should note that indices do not reflect the deduction of fees and expenses.
[2]	The MSCI EAFE Index (net) is an index of stocks from 22 countries designed to measure the investment returns of developed economies outside of North America. Dividends are reinvested after the deduction of withholding tax, using tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. The Index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.
[3]	The MSCI Emerging Markets Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance of emerging markets. As of May 2010, the index consisted of 21 emerging market country indices. Dividends are reinvested after deduction of withholding tax, using tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. Had US tax rates been applied, the performance of the index would be different. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

3

The markets in review

Against this backdrop, Treasury yields declined and nearly every spread sector lagged Treasuries. All told, during six months ended June 30, 2011, the spread sectors typically outperformed Treasuries and the overall US bond market, (as measured by the Barclays Capital US Aggregate Index4) returned 2.72%.

Despite increased volatility and periodic flights to quality, riskier fixed income asset classes generated solid gains during the reporting period, as the BofA Merrill Lynch US High Yield Cash Pay Constrained Index5 returned 4.89% and the J.P. Morgan Emerging Markets Bond Index Global (EMBI Global)6 rose 5.09%.

[4]	The Barclays Capital US Aggregate Index is an unmanaged broad based index designed to measure the US-dollar-denominated, investment-grade, fixed rate taxable bond market. The index includes bonds from the Treasury, government-related, corporate, mortgage-backed, asset-backed and commercial mortgage-backed sectors. US agency hybrid adjustable rate mortgage (ARM) securities were added to the Index on April 1, 2007. Investors should note that indices do not reflect the deduction of fees and expenses.
[5]	The BofA Merrill Lynch US High Yield Cash Pay Constrained Index is an unmanaged index of publicly placed non-convertible, coupon-bearing US dollar denominated below investment grade corporate debt with a term to maturity of at least one year. The index is market weighted, so that larger bond issuers have a greater effect on the index’s return. However, the representation of any single bond issue is restricted to a maximum of 2% of the total index. Investors should note that indices do not reflect the deduction of fees and expenses.
[6]	The J.P. Morgan Emerging Markets Bond Index Global (EMBI Global) is an unmanaged index which is designed to track total returns for US-dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans and Eurobonds. Investors should note that indices do not reflect the deduction of fees and expenses.

4

UBS Global Securities Relationship Fund

Portfolio performance
For the six months ended June 30, 2011, UBS Global Securities Relationship Fund (the “Fund”) returned 3.55%, while the Fund’s benchmarks, the Citigroup World Government Bond Index (WGBI) and the MSCI World Free Index (net), returned 4.00% and 5.29%, respectively. In addition, our proprietary Global Securities Relationship Fund Index (the “Index”) returned 4.34%. (Please note that these returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.) For a detailed commentary on the market environment in general during the reporting period, see page 3.

The Fund produced a positive return but underperformed its benchmark due primarily to security selection.

Portfolio performance summary
What worked

•	The Fund’s overweight to risk assets contributed to relative performance during the reporting period.

	–	The Fund was overweight to equities throughout the period, finishing the six-month period at a 68% equity allocation, versus the Index weight of 65%. This position was rewarded as corporate profits often exceeded expectations, and investor risk appetite was generally robust.

	–	Within equities, the Fund’s modest overweight to US stocks was beneficial, as they outperformed their international counterparts.

	–	Having an underweight to emerging markets equities was positive for performance, as they lagged the MSCI World Free Index.

•	The Fund’s overweights to investment-grade corporate and high yield bonds enhanced results. We de-emphasized US Treasuries and international sovereign debt in favor of corporate bonds. This was beneficial to Fund performance when corporate bonds posted strong returns as investors sought to generate incremental yield in the low interest rate environment.

	–	In particular, the Fund’s allocation to investment grade financials was a positive for performance as their spreads narrowed during the period.

	–	Having an overweight to high yield bonds was beneficial, as they moved higher during most of the period.

•	Certain currency strategies were positive for performance.

	–	The Fund’s overweight to the Swedish krona was beneficial. The currency appreciated because Sweden’s economic fundamentals were relatively strong, and its banking system was not as adversely impacted as others during the credit crisis.

	–	An overweight to Asian ex-Japan currencies enhanced results as their economies continued to expand at a solid pace.

•	Derivatives use contributed to Fund performance. During the review period, the Fund used derivatives for risk management purposes and as part of the Fund’s investment strategies to enhance return across markets and currencies. Our use of derivatives had a positive impact on performance across market allocation, whereas there was no impact on our currency strategy.

5

UBS Global Securities Relationship Fund

What didn’t work

•	Security selection was the major driver of the Fund’s underperformance during the reporting period.

	–	Security selection in the large-cap value and international all-cap growth components of the Fund’s portfolio hurt Fund performance.

	–	In aggregate, security selection in the fixed income asset class was a drag on results.

•	An overweight to European equities hurt performance, as these stocks lagged their US counterparts over the review period. Favoring core European countries such as Germany and France over peripheral countries such as Spain and Italy was a further drag on results.

•	Several currency strategies detracted from performance.

	–	Despite the European sovereign debt crisis, the euro strengthened during the period, and the Fund’s underweight was not rewarded.

	–	Having an underweight to the strong-performing Australian dollar detracted from performance, as it benefited from rising commodity prices.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended June 30, 2011. The views and opinions in the letter were current as of August 15, 2011. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent.

6

UBS Global Securities Relationship Fund

Average annual total returns for periods ended June 30, 2011 (unaudited)

	6 months	1 year	5 years	10 years

UBS Global Securities Relationship Fund	3.55%	24.56%	3.58%	7.27%

Citigroup World Government Bond Index[1]	4.00%	10.54%	7.35%	7.92%

MSCI World Free Index (net)[2]	5.29%	30.51%	2.28%	3.99%

Global Securities Relationship Fund Index[3]	4.34%	22.50%	4.93%	6.05%

[1]	The Citigroup World Government Bond Index is an unmanaged market capitalization-weighted index composed of straight (i.e., not floating rate or index-linked) government bonds with a one-year minimum maturity. The index is designed to track the government bond markets of 22 developed countries. Investors should note that indices do not reflect the deduction of fees and expenses.
[2]	The MSCI World Free Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. As of May 2010, the index consisted of 24 developed market country indices. Dividends are reinvested after deduction of withholding tax, using tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. Had US tax rates been applied, the performance of the index would be different. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.
[3]	The Global Securities Relationship Fund Index is an unmanaged index compiled by the Advisor, constructed as follows: 65% MSCI All Country World Index; 15% Citigroup World Government Bond ex US Index; 15% Citigroup World Government Bond Index; 2% J.P. Morgan Emerging Markets Bond Index Global (EMBI Global), and 3% BofA Merrill Lynch US High Yield Cash Pay Constrained Index. On December 1, 2003, the 40% Russell 3000 Index replaced the 40% Wilshire 5000 Index, and on June 1, 2005, the 3% BofA Merrill Lynch US High Yield Cash Pay Constrained Index replaced the 3% BofA Merrill Lynch US High Yield Cash Pay Index. On April 30, 2009, the 65% MSCI All Country World Index replaced the 40% Russell 3000 Index, 22% MSCI World ex USA Index and 3% MSCI Emerging Markets Index (net); the 15% Citigroup World Government Bond ex US Index and 15% Citigroup World Government Bond Index replaced the 21% Citigroup Broad Investment Grade Index and 9% Citigroup World Government Bond ex US Index. Investors should note that indices do not reflect the deduction of fees and expenses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted.

UBS Global Securities Relationship Fund

Top 10 equity holdings (unaudited)[1]
As of June 30, 2011
% of net assets

Apple, Inc.	1.0%
Exxon Mobil Corp.	0.8
Amazon.com, Inc.	0.7
Johnson & Johnson	0.6
JPMorgan Chase & Co.	0.5
QUALCOMM, Inc.	0.5
General Dynamics Corp.	0.5
Wells Fargo & Co.	0.5
BP PLC	0.5
PepsiCo, Inc.	0.4

Total	6.0%

Country exposure by issuer, top five (unaudited)[2]
As of June 30, 2011
% of net assets

United States	35.3%
Germany	4.6
United Kingdom	3.6
Spain	2.3
China	2.2

Total	48.0%

Top ten long-term fixed income holdings
(unaudited)[1]
As of June 30, 2011
% of net assets

US Treasury Notes,
0.750%, due 03/31/13	1.9%
US Treasury Bonds,
8.000%, due 11/15/21	0.9
US Treasury Notes,
2.500%, due 04/30/15	0.9
Kingdom of Belgium,
3.500%, due 03/28/15	0.9
Buoni Poliennali Del Tesoro,
4.000%, due 02/01/37	0.8
US Treasury Notes,
0.500%, due 05/31/13	0.8
US Treasury Notes,
1.750%, due 05/31/16	0.8
Kingdom of Spain,
4.200%, due 01/31/37	0.8
Bundesschatzanweisungen,
0.500%, due 06/15/12	0.8
Kingdom of Spain,
5.500%, due 04/30/21	0.7

Total	9.3%

[1]	Figures represent the industry breakdown of direct investments of UBS Global Securities Relationship Fund. Figures would be different if a breakdown of the underlying investment companies’ industry diversification and derivatives exposure was included.
[2]	Figures represent the direct investments of UBS Global Securities Relationship Fund. If a breakdown of the underlying investment companies was included, the country exposure percentages would be as follows: United States 48.9%, United Kingdom 7.1%, Germany 5.7%, Japan 5.0%, China 4.1%.

8

UBS Global Securities Relationship Fund

Industry diversification (unaudited)[1]
As a percentage of net assets
as of June 30, 2011

Common stocks
Aerospace & defense	1.17%
Air freight & logistics	0.48
Airlines	0.49
Auto components	0.06
Automobiles	0.69
Beverages	1.01
Biotechnology	0.42
Building products	0.29
Capital markets	0.88
Chemicals	1.55
Commercial banks	3.30
Communications equipment	0.91
Computers & peripherals	1.70
Construction & engineering	0.32
Construction materials	0.36
Distributors	0.02
Diversified consumer services	0.14
Diversified financial services	1.44
Diversified telecommunication services	0.50
Electric utilities	1.52
Electrical equipment	0.13
Electronic equipment, instruments & components	0.05
Energy equipment & services	0.87
Food & staples retailing	1.47
Food products	0.79
Health care equipment & supplies	0.78
Health care providers & services	1.05
Health care technology	0.04
Hotels, restaurants & leisure	1.48
Household durables	0.06
Household products	0.41
Insurance	1.81
Internet & catalog retail	1.07
Internet software & services	0.98
IT services	0.76
Leisure equipment & products	0.16
Life sciences tools & services	0.41
Machinery	1.74
Media	1.63
Metals & mining	1.31
Multiline retail	0.08
Oil, gas & consumable fuels	4.32
Personal products	0.68
Pharmaceuticals	2.37
Professional services	0.27
Real estate investment trust (REIT)	0.18
Real estate management & development	0.22
Road & rail	0.71
Semiconductors & semiconductor equipment	0.56
Software	1.70
Specialty retail	0.28
Textiles, apparel & luxury goods	0.41
Tobacco	0.32
Trading companies & distributors	0.42
Transportation infrastructure	0.02
Wireless telecommunication services	0.86

Total common stocks	47.65%

Preferred stock	0.36%

Bonds
Corporate bonds
Commercial banks	0.15
Diversified financial services	0.16
Wireless telecommunication services	0.03

Total corporate bonds	0.34%

Mortgage & agency debt securities	0.02
US government obligations	7.06
Non-US government obligations	8.32

Total bonds	15.74%

Investment companies
UBS Credit Bond Relationship Fund	3.79
UBS Emerging Markets Equity Relationship Fund	3.79
UBS Global (ex-U.S.) All Cap Growth Relationship Fund	14.83
UBS Global Corporate Bond Relationship Fund	3.82
UBS High Yield Relationship Fund	3.86
UBS Small-Cap Equity Relationship Fund	1.69

Total investment companies	31.78%

Warrants	0.12
Short-term investment	4.07
Investment of cash collateral from securities loaned	2.41

Total investments	102.13%

Liabilities, in excess of cash and other assets	(2.13)

Net assets	100.00%

[1]	Figures represent the industry breakdown of direct investments of UBS Global Securities Relationship Fund. Figures would be different if a breakdown of the underlying investment companies’ industry diversification was included.

9

UBS Global Securities Relationship Fund
Portfolio of investments

June 30, 2011 (unaudited)

	Shares	Value

Common stocks: 47.65%
Argentina: 0.10%
MercadoLibre, Inc.	14,300	$1,134,562

Australia: 0.54%
National Australia Bank Ltd.	70,724	1,951,296
Orica Ltd.	87,300	2,531,793
Qantas Airways Ltd.*	685,013	1,357,840

Total Australia common stocks		5,840,929

Belgium: 0.20%
Anheuser-Busch InBev NV	37,350	2,165,744

Brazil: 0.53%
Banco Bradesco SA ADR[1]	6,376	130,644
CCR SA NPV	8,000	238,106
Cia de Bebidas das Americas ADR[1]	17,800	600,394
Cia Hering	12,000	276,039
Cosan Ltd., Class A	23,900	293,731
Diagnosticos da America SA	29,000	390,222
Embraer SA ADR	13,300	409,374
Itau Unibanco Holding SA ADR[1]	5,360	126,228
Lojas Renner SA	7,000	266,876
Odontoprev SA	16,000	266,556
Petroleo Brasileiro SA ADR	49,900	1,689,614
Porto Seguro SA	14,000	217,986
Vale SA ADR	26,600	849,870

Total Brazil common stocks		5,755,640

Canada: 1.40%
Canadian Oil Sands Ltd.	59,900	1,728,464
Petrobank Energy & Resources Ltd.*	113,000	1,659,060
Petrominerales Ltd.[1]	71,328	2,093,728
Potash Corp. of Saskatchewan, Inc.	25,800	1,470,342
Royal Bank of Canada	54,100	3,092,470
Suncor Energy, Inc.	60,800	2,382,954
Teck Resources Ltd., Class B	55,400	2,815,810

Total Canada common stocks		15,242,828

China: 2.24%
Agile Property Holdings Ltd.[1]	306,000	478,766
Agricultural Bank of China Ltd.,
H Shares	413,000	218,303
AIA Group Ltd.*	739,286	2,572,998
Air China Ltd., H Shares	238,000	247,964
Baidu, Inc. ADR*	26,400	3,699,432
BBMG Corp., H Shares	325,000	487,658
China Liansu Group Holdings Ltd.[1]	1,139,300	934,962
China Lumena New Materials Corp.[1]	946,000	382,756
China Oilfield Services Ltd., H Shares	248,000	455,385
	Shares	Value

Chongqing Machinery & Electric
Co., Ltd., H Shares	1,226,000	$395,457
CNOOC Ltd.	371,000	871,586
CSR Corp. Ltd., H Shares	245,000	230,612
Focus Media Holding Ltd. ADR*[1]	60,900	1,893,990
Haier Electronics Group Co., Ltd.*	189,000	235,210
Industrial & Commercial Bank of
China, H Shares	706,000	540,580
International Mining Machinery
Holdings Ltd.	318,000	307,838
IT Ltd.	146,000	142,765
Jardine Matheson Holdings Ltd.	42,400	2,431,262
Melco Crown Entertainment Ltd. ADR*[1]	141,700	1,809,509
MIE Holdings Corp.	514,069	218,958
New World Development Co.,Ltd.	991,000	1,505,348
PetroChina Co., Ltd., H Shares	336,000	490,671
Sina Corp.*[1]	12,000	1,249,200
Skyworth Digital Holdings Ltd.[1]	756,000	455,898
Tencent Holdings Ltd.	29,900	820,031
Xingda International Holdings Ltd.[1]	998,000	976,251
Xinyi Glass Holdings Ltd.	254,000	253,163

Total China common stocks		24,306,553

Denmark: 0.26%
FLSmidth & Co. A/S	33,138	2,818,076

Finland: 0.19%
Sampo Oyj, Class A	64,968	2,097,651

France: 0.62%
BNP Paribas SA	46,336	3,573,686
Carrefour SA*[1]	76,596	3,145,852

Total France common stocks		6,719,538

Germany: 2.00%
Allianz SE	23,164	3,236,411
Bayer AG	27,474	2,208,802
Beiersdorf AG	32,493	2,108,540
E.ON AG	94,272	2,676,192
Fresenius Medical Care AG & Co. KGaA	39,098	2,923,192
HeidelbergCement AG	34,091	2,173,217
MAN SE1	16,375	2,181,777
Metro AG	28,571	1,729,583
SAP AG	40,053	2,422,491

Total Germany common stocks		21,660,205

India: 0.14%
ICICI Bank Ltd. ADR	10,000	493,000
Infosys Technology Ltd. ADR	9,400	613,162
Reliance Industries Ltd. GDR[2]	10,150	408,737

Total India common stocks		1,514,899

10

UBS Global Securities Relationship Fund
Portfolio of investments

June 30, 2011 (unaudited)

	Shares	Value

Common stocks—(continued)
Indonesia: 0.15%
Astra International Tbk PT	85,500	$634,387
Bank Rakyat Indonesia Persero Tbk PT	640,000	486,945
Harum Energy Tbk PT	434,500	484,701

Total Indonesia common stocks		1,606,033

Ireland: 0.33%
Covidien PLC	43,919	2,337,808
Ryanair Holdings PLC ADR	42,300	1,241,082

Total Ireland common stocks		3,578,890

Israel: 0.07%
Teva Pharmaceutical Industries Ltd. ADR	14,700	708,834

Italy: 0.27%
Fiat Industrial SpA*	228,072	2,948,460

Japan: 2.14%
Asahi Glass Co., Ltd.[1]	183,000	2,136,812
ITOCHU Corp.	263,600	2,742,014
KDDI Corp.	226	1,626,093
Mitsubishi Corp.	71,900	1,801,450
Nissan Motor Co., Ltd.	159,100	1,670,115
ORIX Corp.	17,820	1,733,528
Sankyo Co., Ltd.	34,500	1,783,049
Shin-Etsu Chemical Co., Ltd.	39,600	2,124,114
Sony Financial Holdings, Inc.	161,100	2,912,979
Sumitomo Mitsui Financial Group, Inc.	94,200	2,899,095
THK Co., Ltd.	70,200	1,786,970

Total Japan common stocks		23,216,219

Luxembourg: 0.23%
ArcelorMittal	72,341	2,517,268

Malaysia: 0.14%
Axiata Group Bhd	462,800	768,357
Malayan Banking Bhd	263,900	782,123

Total Malaysia common stocks		1,550,480

Mexico: 0.14%
America Movil SAB de CV ADR	8,000	431,040
Fomento Economico Mexicano
SAB de CV ADR	11,400	757,986
Wal-Mart de Mexico SAB de CV	120,000	355,537

Total Mexico common stocks		1,544,563

Netherlands: 0.72%
ASML Holding NV	67,410	2,483,555
Heineken NV	40,132	2,413,819
Wolters Kluwer NV	132,434	2,934,658

Total Netherlands common stocks		7,832,032
	Shares	Value

Norway: 0.63%
Petroleum Geo-Services ASA*	60,876	$870,049
Statoil ASA[1]	96,340	2,439,392
Telenor ASA	218,222	3,573,739

Total Norway common stocks		6,883,180

Philippines: 0.17%
Alliance Global Group, Inc.	2,929,000	742,703
Megaworld Corp.	10,219,000	469,800
Metropolitan Bank & Trust	390,830	632,639

Total Philippines common stocks		1,845,142

Russia: 0.25%
Gazprom OAO ADR	62,152	910,313
Globaltrans Investment PLC GDR[3]	27,891	518,518
Lukoil OAO ADR	6,674	425,467
Mechel OAO ADR	28,900	690,421
United Co. RUSAL PLC*	162,000	222,954

Total Russia common stocks		2,767,673

Singapore: 0.17%
DBS Group Holdings Ltd.	156,587	1,874,288

South Africa: 0.23%
Imperial Holdings Ltd.	14,072	252,540
Mr. Price Group Ltd.	42,389	427,929
MTN Group Ltd.	22,644	482,480
Sasol Ltd.	12,035	634,332
Shoprite Holdings Ltd.	45,702	688,529

Total South Africa common stocks		2,485,810

South Korea: 0.78%
Amorepacific Corp.	433	484,181
Cheil Industries, Inc.	7,669	920,706
Hwa Shin Co., Ltd.	7,370	139,032
Hyundai Department Store Co., Ltd.	2,971	483,695
Hyundai Engineering & Construction
Co., Ltd.	6,413	520,383
Hyundai Heavy Industries Co., Ltd.	1,776	741,805
Hyundai Mobis	805	302,091
Hyundai Motor Co.	8,597	1,919,801
KB Financial Group, Inc.	14,153	673,170
KIWOOM Securities Co., Ltd.	11,854	626,576
LG Chem Ltd.	2,505	1,151,310
Samsung Heavy Industries Co., Ltd.	11,210	503,340

Total South Korea common stocks		8,466,090

Spain: 0.46%
Acciona SA	19,793	2,100,867
Banco Santander SA	247,703	2,858,110

Total Spain common stocks		4,958,977

11

UBS Global Securities Relationship Fund
Portfolio of investments

June 30, 2011 (unaudited)

	Shares	Value

Common stocks—(continued)
Switzerland: 0.90%
Credit Suisse Group AG*	53,916	$2,095,623
Novartis AG	77,611	4,754,253
SGS SA	1,539	2,921,661

Total Switzerland common stocks		9,771,537

Taiwan: 0.29%
Chinatrust Financial Holding Co., Ltd.	410,000	357,971
Far Eastern Department Stores Co., Ltd.	122,000	244,544
Formosa Chemicals & Fibre Corp.	114,000	426,015
HTC Corp.	9,000	307,444
Largan Precision Co., Ltd.	18,000	582,342
Taishin Financial Holding Co., Ltd.*	615,000	365,782
Uni-President Enterprises Corp.	565,600	823,284

Total Taiwan common stocks		3,107,382

Thailand: 0.21%
Bangkok Bank PCL[1]	152,900	788,137
CP ALL PCL	354,800	510,981
Italian-Thai Development PCL[1]	811,800	93,532
Thanachart Capital PCL	356,300	330,498
Tisco Financial Group PCL	420,400	514,574

Total Thailand common stocks		2,237,722

United Kingdom: 3.03%
Barclays PLC	756,305	3,113,108
BP PLC	696,240	5,129,892
Carnival PLC	55,490	2,150,716
Cobham PLC	114,585	388,858
Ensco PLC ADR	37,600	2,004,080
Imperial Tobacco Group PLC	104,399	3,471,091
Lloyds Banking Group PLC*	2,458,181	1,931,550
Prudential PLC	189,693	2,192,193
Rio Tinto PLC	41,163	2,972,352
Sage Group PLC	472,167	2,189,400
Scottish & Southern Energy PLC	79,911	1,787,378
Tullow Oil PLC	26,872	534,829
Vodafone Group PLC	1,309,689	3,480,669
Xstrata PLC	69,961	1,542,904

Total United Kingdom common stocks		32,889,020

United States: 28.12%
Acorda Therapeutics, Inc.*	27,000	872,370
Adobe Systems, Inc.*	138,700	4,362,115
Aflac, Inc.	55,000	2,567,400
Agilent Technologies, Inc.*	63,000	3,219,930
Alexion Pharmaceuticals, Inc.*	25,400	1,194,562
Allergan, Inc.	58,800	4,895,100
Amazon.com, Inc.*	35,400	7,238,946
American Electric Power Co., Inc.	74,950	2,824,116
Amgen, Inc.*	21,800	1,272,030
	Shares	Value

Amylin Pharmaceuticals, Inc.*	23,600	$315,296
Anadarko Petroleum Corp.	17,800	1,366,328
Annaly Capital Management, Inc.[1]	109,000	1,966,360
Apollo Group, Inc., Class A*	35,100	1,533,168
Apple, Inc.*	32,900	11,043,543
AT&T, Inc.	59,900	1,881,459
Avon Products, Inc.	90,500	2,534,000
Baxter International, Inc.	37,200	2,220,468
Bio-Rad Laboratories, Inc., Class A*	9,759	1,164,834
Boeing Co.	53,200	3,933,076
Broadcom Corp., Class A*	42,500	1,429,700
C.H. Robinson Worldwide, Inc.	30,100	2,373,084
Carnival Corp.	104,200	3,921,046
Celanese Corp., Series A	55,000	2,932,050
Cimarex Energy Co.	24,400	2,194,048
Cisco Systems, Inc.	136,600	2,132,326
Citigroup, Inc.	122,100	5,084,244
CME Group, Inc.	9,200	2,682,628
Colgate-Palmolive Co.	51,300	4,484,133
Comcast Corp., Class A	172,500	4,371,150
Concho Resources, Inc.*	21,500	1,974,775
CONSOL Energy, Inc.	31,900	1,546,512
Crown Castle International Corp.*	60,700	2,475,953
CVS Caremark Corp.	61,400	2,307,412
Danaher Corp.	39,600	2,098,404
Discovery Communications, Inc.,
Class A*	44,200	1,810,432
Edison International	27,600	1,069,500
EMC Corp.*	159,800	4,402,490
Emdeon, Inc., Class A*	33,100	434,272
EOG Resources, Inc.	28,800	3,011,040
Estee Lauder Cos., Inc., Class A	21,200	2,230,028
Express Scripts, Inc.*	52,000	2,806,960
Exxon Mobil Corp.	109,000	8,870,420
FedEx Corp.	29,900	2,836,015
FirstEnergy Corp.	73,300	3,236,195
FMC Corp.	13,400	1,152,668
FMC Technologies, Inc.*	52,400	2,346,996
Freeport-McMoRan Copper & Gold, Inc.	32,100	1,698,090
GameStop Corp., Class A*[1]	82,000	2,186,940
General Dynamics Corp.	71,700	5,343,084
General Motors Co.*	108,800	3,303,168
Goldman Sachs Group, Inc.	27,900	3,713,211
Google, Inc., Class A*	7,300	3,696,574
HCA Holdings, Inc.*	33,700	1,112,100
Hertz Global Holdings, Inc.*	178,600	2,836,168
Hess Corp.	31,600	2,362,416
Hewlett-Packard Co.	81,600	2,970,240
Illinois Tool Works, Inc.	84,300	4,762,107
International Game Technology	88,500	1,555,830
Intersil Corp., Class A	165,700	2,129,245
Johnson & Johnson	96,000	6,385,920
JPMorgan Chase & Co.	141,300	5,784,822

12

UBS Global Securities Relationship Fund
Portfolio of investments

June 30, 2011 (unaudited)

	Shares	Value

Common stocks—(concluded)
United States—(concluded)
Kellogg Co.	43,700	$2,417,484
Kraft Foods, Inc., Class A	142,000	5,002,660
Kroger Co.	149,600	3,710,080
Las Vegas Sands Corp.*	75,400	3,182,634
McDonald’s Corp.	41,400	3,490,848
Medtronic, Inc.	72,400	2,789,572
Merck & Co., Inc.	127,500	4,499,475
MetLife, Inc.	85,500	3,750,885
Morgan Stanley	136,300	3,136,263
Netfflix, Inc.*	6,000	1,576,140
NextEra Energy, Inc.	45,800	2,631,668
NIKE, Inc., Class B	25,300	2,276,494
Noble Corp.	95,500	3,763,655
Norfolk Southern Corp.	40,500	3,034,665
Oracle Corp.	95,300	3,136,323
PACCAR, Inc.	33,900	1,731,951
Parker Hannifin Corp.	17,800	1,597,372
PepsiCo, Inc.	72,500	5,106,175
Pharmasset, Inc.*	7,400	830,280
Polo Ralph Lauren Corp.	16,300	2,161,543
Praxair, Inc.	13,600	1,474,104
Precision Castparts Corp.	15,600	2,568,540
Priceline.com, Inc.*	5,600	2,866,808
QUALCOMM, Inc.	95,600	5,429,124
Red Hat, Inc.*	24,700	1,133,730
ResMed, Inc.*[1]	34,800	1,077,060
Riverbed Technology, Inc.*	48,400	1,916,156
Roper Industries, Inc.	17,500	1,457,750
Salesforce.com, Inc.*	11,800	1,757,964
Sherwin-Williams Co.	24,600	2,063,202
Southwest Airlines Co.	219,600	2,507,832
Symantec Corp.*	180,000	3,549,600
Teradata Corp.*	43,700	2,630,740
Time Warner, Inc.	81,500	2,964,155
Ultra Petroleum Corp.*[1]	75,400	3,453,320
Union Pacific Corp.	12,600	1,315,440
UnitedHealth Group, Inc.	75,800	3,909,764
US Bancorp	130,900	3,339,259
Viacom, Inc., Class B	74,000	3,774,000
Visa, Inc., Class A	58,800	4,954,488
Vulcan Materials Co.[1]	35,300	1,360,109
Watson Pharmaceuticals, Inc.*	33,000	2,268,090
Wells Fargo & Co.	183,600	5,151,816

Total United States common stocks		305,208,715

Total common stocks
(cost $451,660,100)		517,254,940

Preferred stock: 0.36%
Germany: 0.36%
Volkswagen AG, Preference shares
(cost $2,245,329)	18,840	3,884,340
	Face amount		Value

Bonds: 15.74%
Corporate bonds: 0.34%
Austria: 0.11%
Oesterreichische Kontrollbank AG,
3.500%, due 04/28/14	EUR	845,000	$1,258,463

Netherlands: 0.02%
Rabobank Nederland NV,
4.125%, due 01/14/20		150,000	217,099

Switzerland: 0.02%
Credit Suisse/London,
4.750%, due 08/05/19		135,000	200,574

United Kingdom: 0.13%
Barclays Bank PLC,
4.875%, due 08/13/19		125,000	183,913
Lloyds TSB Bank PLC,
6.750%, due 10/24/18	GBP	150,000	258,984
Royal Bank of Scotland PLC,
6.625%, due 09/17/18		170,000	290,277
Vodafone Group PLC,
3.625%, due 11/29/12	EUR	250,000	368,516
Wellcome Trust Finance,
4.750%, due 05/28/21	GBP	200,000	336,882

Total United Kingdom corporate bonds			1,438,572

United States: 0.06%
Citigroup, Inc.,
5.500%, due 11/18/15		110,000	187,030
Goldman Sachs Group, Inc.,
5.125%, due 10/23/19	EUR	150,000	213,521
Morgan Stanley,
5.500%, due 10/02/17		150,000	223,078

Total United States corporate bonds			623,629

Total corporate bonds
(cost $3,495,983)			3,738,337

Mortgage & agency debt securities: 0.02%
United States: 0.02%
Federal Home Loan Mortgage
Corp. Gold Pools, #G00194,[4]
7.500%, due 02/01/24		$83,489	96,773
Federal National Mortgage
Association Pools, #253824,[4]
7.000%, due 03/01/31		68,472	78,878

Total mortgage & agency debt securities
(cost $156,489)			175,651

US government obligations: 7.06%
US Treasury Bonds,
4.750%, due 02/15/41		4,915,000	5,224,493
5.375%, due 02/15/31		1,300,000	1,523,640

13

UBS Global Securities Relationship Fund
Portfolio of investments

June 30, 2011 (unaudited)

	Face amount		Value

Bonds—(concluded)
US government obligations—(concluded)
6.125%, due 11/15/27		$700,000	$885,063
6.250%, due 08/15/23		1,000,000	1,268,594
8.000%, due 11/15/21[1]		6,860,000	9,767,995
US Treasury Notes,
0.500%, due 05/31/13[1]		8,865,000	8,874,353
0.750%, due 03/31/13[1]		20,865,000	20,987,269
1.750%, due 05/31/16[1]		8,745,000	8,758,642
2.500%, due 04/30/15		9,135,000	9,580,331
3.125%, due 04/30/17		6,000,000	6,344,532
3.125%, due 05/15/21[1]		3,450,000	3,440,305

Total US government obligations
(cost $76,681,463)			76,655,217

Non-US government obligations: 8.32%
Australia: 0.03%
Government of Australia,
4.500%, due 10/21/14	AUD	345,000	366,759

Austria: 0.07%
Republic of Austria,
4.300%, due 09/15/17[2]	EUR	490,000	760,392

Belgium: 0.87%
Kingdom of Belgium,
3.500%, due 03/28/15		6,410,000	9,445,118

Canada: 0.00%[5]
Government of Canada,
5.750%, due 06/01/29	CAD	100	135
8.000%, due 06/01/23		200	306

			441

Denmark: 0.09%
Government of Denmark,
4.000%, due 11/15/17	DKK	4,680,000	976,643

Finland: 0.09%
Government of Finland,
3.875%, due 09/15/17	EUR	613,000	939,398

France: 0.24%
Government of France,
2.500%, due 01/12/14		870,000	1,280,302
3.750%, due 04/25/21		260,000	387,521
4.000%, due 04/25/55		645,000	888,112

			2,555,935

Germany: 2.20%
Bundesobligation,
3.500%, due 04/12/13		2,250,000	3,371,914
Bundesrepublik Deutschland,
2.250%, due 09/04/20		1,565,000	2,146,479
	Face amount		Value

4.000%, due 07/04/16	EUR	1,885,000	$2,947,022
4.000%, due 01/04/37		1,055,000	1,579,798
6.250%, due 01/04/24		1,065,000	2,007,424
Bundesschatzanweisungen,
0.500%, due 06/15/12		5,795,000	8,330,340
Kreditanstalt fuer Wiederaufbau,
3.875%, due 07/04/13		1,150,000	1,732,195
5.500%, due 06/05/14	AUD	520,000	560,341
Landwirtschaftliche Rentenbank,
3.250%, due 03/12/14	EUR	800,000	1,189,699

			23,865,212

Ireland: 0.59%
Republic of Ireland,
3.900%, due 03/05/12		270,000	381,517
4.500%, due 04/18/20		6,645,000	6,046,745

			6,428,262

Italy: 1.66%
Buoni Poliennali Del Tesoro,
3.750%, due 03/01/21		4,575,000	6,142,957
4.000%, due 02/01/37		7,695,000	8,894,651
5.000%, due 09/01/40		2,205,000	2,922,077

			17,959,685

Mexico: 0.09%
Mexican Bonos, Series M,
8.000%, due 06/11/20	MXN	11,000,000	1,011,598

Netherlands: 0.10%
Government of the Netherlands,
4.500%, due 07/15/17	EUR	700,000	1,108,485

Spain: 1.81%
Kingdom of Spain,
4.000%, due 04/30/20		1,015,000	1,346,055
4.200%, due 01/31/37		7,745,000	8,715,575
5.500%, due 04/30/21		5,460,000	7,957,566
6.150%, due 01/31/13		1,105,001	1,667,988

			19,687,184

United Kingdom: 0.48%
UK Gilts,
2.000%, due 01/22/16	GBP	770,000	1,232,166
2.750%, due 01/22/15		835,000	1,390,455
4.250%, due 12/07/49		700,000	1,124,510
4.750%, due 12/07/38		830,000	1,437,984

			5,185,115

Total Non-US government obligations
(cost $89,344,371)			90,290,227

Total bonds
(cost $169,678,306)			170,859,432

14

UBS Global Securities Relationship Fund
Portfolio of investments

June 30, 2011 (unaudited)

	Shares	Value

Investment companies: 31.78%
UBS Credit Bond Relationship
Fund*[6]	2,813,613	$41,178,064
UBS Emerging Markets Equity
Relationship Fund*[6]	1,005,774	41,192,600
UBS Global (ex-U.S.) All Cap
Growth Relationship Fund*[6]	10,982,755	160,920,423
UBS Global Corporate Bond
Relationship Fund*[6]	3,717,367	41,496,224
UBS High Yield Relationship Fund*[6]	1,509,457	41,843,654
UBS Small-Cap Equity Relationship
Fund*[6]	310,346	18,290,471

Total investment companies
(cost $259,287,908)		344,921,436

	Number of
	warrants

Warrants: 0.12%
Russia: 0.12%
Aeroflot - Russian Airlines OJSC,
strike @ USD 0.00001,
expires 04/08/13*	90,232	207,533
Sberbank of Russia,
strike @ USD 0.00001,
expires 11/05/12*	310,358	1,142,114

Total warrants
(cost $1,156,713)		1,349,647
	Shares	Value

Short-term investment: 4.07%
Investment company: 4.07%
UBS Cash Management Prime
Relationship Fund[6]
(cost $44,153,385)	44,153,385	$44,153,385

Investment of cash collateral from securities loaned: 2.41%
UBS Private Money Market
Fund LLC[6]
(cost $26,148,398)	26,148,398	26,148,398

Total investments: 102.13%
(cost $954,330,139)		1,108,571,578

Liabilities, in excess of cash and
other assets: (2.13)%		(23,127,790)

Net assets: 100.00%		$1,085,443,788

Notes to portfolio of investments
Aggregate cost for federal income tax purposes was substantially the same as for book purposes; and net unrealized appreciation consisted of:
Gross unrealized appreciation	$167,890,666
Gross unrealized depreciation	(13,649,227)

Net unrealized appreciation of investments	$154,241,439

For a listing of defined portfolio acronyms and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 130.

*	Non-income producing security.
[1]	Security, or portion thereof, was on loan at June 30, 2011.
[2]	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2011, the value of these securities amounted to $1,169,129 or 0.11% of net assets.
[3]	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. At June 30, 2011, the value of this security amounted to $518,518 or 0.05% of net assets.
[4]	On September 7, 2008, the Federal Housing Finance Agency placed the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association into conservatorship, and the US Treasury guaranteed the debt issued by those organizations.
[5]	Amount represents less than 0.005%.

15

UBS Global Securities Relationship Fund
Portfolio of investments

June 30, 2011 (unaudited)

[6]	The table below details the Fund’s investments in funds advised by the same advisor as the Fund. The advisor does not earn a management fee from the affiliated UBS Relationship Funds.

					Change in
					net unrealized
					appreciation/		Income
		Purchases	Sales	Net realized	(depreciation)		earned from
		during the	during the	gain during the	during the		affiliate for the
		six months	six months	six months	six months		six months
	Value	ended	ended	ended	ended	Value	ended
Security description	12/31/10	06/30/11	06/30/11	06/30/11	06/30/11	06/30/11	06/30/11

UBS Cash Management Prime Relationship Fund	$105,751,334	$273,453,696	$335,051,645	$—	$—	$44,153,385	$78,489

UBS Private Money Market Fund LLC[a]	18,200,621	156,336,959	148,389,182	—	—	26,148,398	1,714

UBS Credit Bond Relationship Fund	65,030,620	—	25,500,000	5,762,371	(4,114,927)	41,178,064	—

UBS Emerging Markets Equity Relationship Fund	69,885,347	3,000,000	32,000,000	17,874,837	(17,567,584)	41,192,600	—

UBS Global (ex-U.S.) All Cap Growth Relationship Fund	231,449,718	12,000,000	87,000,000	25,677,732	(21,207,027)	160,920,423	—

UBS Global Corporate Bond Relationship Fund	65,030,689	—	25,000,000	1,945,465	(479,930)	41,496,224	—

UBS High Yield Relationship Fund	62,192,330	—	23,000,000	8,388,429	(5,737,105)	41,843,654	—

UBS Small-Cap Equity Relationship Fund	32,689,964	—	16,000,000	4,586,969	(2,986,462)	18,290,471	—

	$650,230,623	$444,790,655	$691,940,827	$64,235,803	$(52,093,035)	$415,223,219	$80,203

[a]	The advisor does earn a management fee from this affiliated fund, and any income earned is net of expenses. Please see the Notes to financial statements for further information.

Forward foreign currency contracts

						Unrealized
	Contracts		In		Maturity	appreciation/
Counterparty	to deliver		exchange for		date	(depreciation)

Goldman Sachs International	EUR	69,515,000	USD	99,600,049	09/06/11	$(1,024,999)

Goldman Sachs International	USD	26,855,589	SEK	171,340,000	09/06/11	129,730

JPMorgan Chase Bank	EUR	4,755,000	USD	6,888,464	09/06/11	5,459

JPMorgan Chase Bank	HKD	75,270,000	USD	9,673,875	09/06/11	(2,736)

JPMorgan Chase Bank	NOK	26,300,000	USD	4,781,470	09/06/11	(72,891)

JPMorgan Chase Bank	USD	2,895,626	CAD	2,835,000	09/06/11	39,096

Morgan Stanley & Co., Inc.	GBP	13,660,000	USD	22,223,796	09/06/11	317,253

Morgan Stanley & Co., Inc.	SEK	171,340,000	EUR	18,592,286	09/06/11	(72,427)

Morgan Stanley & Co., Inc.	USD	86,661,562	JPY	6,960,700,000	09/06/11	(168,259)

Morgan Stanley & Co., Inc.	USD	16,351,713	MXN	195,990,000	09/06/11	290,297

Morgan Stanley & Co., Inc.	USD	17,952,017	PLN	49,535,000	09/06/11	(11,496)

Morgan Stanley & Co., Inc.	USD	25,584,148	SGD	31,660,000	09/06/11	191,523

Net unrealized depreciation on forward foreign currency contracts						$(379,450)

16

UBS Global Securities Relationship Fund
Portfolio of investments

June 30, 2011 (unaudited)
Concluded

Futures contracts
				Unrealized
	Expiration	Cost/		appreciation/
	date	(proceeds)	Value	(depreciation)

US Treasury futures sell contracts:

10 Year US Treasury Notes, 140 contracts (USD)	September 2011	$(17,016,345)	$(17,125,937)	$(109,592)

Index futures buy contracts:

Dow Jones Euro STOXX 50 Index, 293 contracts (EUR)	September 2011	11,769,446	12,098,390	328,944

FTSE 100 Index, 123 contracts (GBP)	September 2011	11,372,566	11,661,845	289,279

TOPIX Index, 116 contracts (JPY)	September 2011	11,681,570	12,296,996	615,426

Index futures sell contracts:

Russell 2000 Mini Index, 277 contracts (USD)	September 2011	(21,818,426)	(22,863,580)	(1,045,154)

S&P 500 Index, 50 contracts (USD)	September 2011	(3,204,763)	(3,288,750)	(83,987)

Net unrealized depreciation on futures contracts				$(5,084)

The following is a summary of the inputs used as of June 30, 2011 in valuing the Fund’s investments:

Measurements at 06/30/11

	Unadjusted quoted
	prices in active
	markets for	Other significant	Unobservable
	identical investments	observable inputs	inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Common stocks	$347,282,657	$169,972,283	$—	$517,254,940

Preferred stock	—	3,884,340	—	3,884,340

Corporate bonds	—	3,738,337	—	3,738,337

Mortgage & agency debt securities	—	175,651	—	175,651

US government obligations	—	76,655,217	—	76,655,217

Non-US government obligations	—	90,290,227	—	90,290,227

Investment companies	—	344,921,436	—	344,921,436

Warrants	—	1,349,647	—	1,349,647

Short-term investment	—	44,153,385	—	44,153,385

Investment of cash collateral from securities loaned	—	26,148,398	—	26,148,398

Forward foreign currency contracts	—	(379,450)	—	(379,450)

Futures contracts	(1,238,733)	1,233,649	—	(5,084)

Total	$346,043,924	$762,143,120	$—	$1,108,187,044

See accompanying notes to financial statements.	17

UBS Emerging Markets Equity Relationship Fund

Portfolio performance
For the six months ended June 30, 2011, UBS Emerging Markets Equity Relationship Fund (the “Fund”) returned 2.62%, while the Fund’s benchmark, the MSCI Emerging Markets Index (net) (the “Index”), returned 0.88%. (Please note that the Fund’s returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.) For a detailed commentary on the market environment in general during the reporting period, see page 3.

The Fund outperformed its benchmark during the reporting period, with performance driven primarily by good stock selection, notably in the financial and telecommunication services sectors.

Portfolio performance summary
What worked

•	Security selection in the financial sector was a positive contributor to results.

	–	Sberbank Russia was the best performer among the Fund’s financials holdings. The company’s fundamentals improved during the period, and it saw an increase in loan growth. (For details, see “Portfolio highlights.”)

	–	Shares of Indonesian financial institution Bank Rakyat Indonesia rose sharply and boosted the Fund’s returns. The company performed well as it experienced improving trends in the quality of its asset base. It also benefited from the overall strong performance in the Indonesian stock market.

•	Security selection in the telecommunication services sector was rewarded.

	–	China Unicom was the largest contributor to the Fund’s overall results. Its share rose more than 40% over the six-month period due to rising revenues driven by third generation mobile telecommunications (3G) subscriber growth. It is anticipated that continued demand for 3G capabilities will lead to further market share gains for China Unicom and drive revenue growth.

	–	The Fund’s position in Astra International, the largest automotive distributor and producer in Indonesia, boosted the Fund’s results. It performed well after reporting stronger than expected sales during the first quarter of 2011.

	–	The stock price for China Mengniu Dairy Co., the leading Chinese dairy company, moved higher as sales growth for the first half of 2011 was projected to be strong, while pressure on margins was expected to be mitigated from an improving product mix. Raw milk prices have also declined from their peak in the first quarter of 2011, which should help the company sustain its margins.

	–	A significant underweight to Petrobras,[1] a leading Brazilian energy company, was a positive for the Fund’s relative performance during the reporting period. The company’s shares fell sharply over concerns regarding the company’s operating performance.

•	Country allocations, overall, were positive for the period. Country weightings, which are a by-product of our bottom-up stock selection, enhanced the Fund’s results during the reporting period. In particular, overweights to strong-performing Indonesia, Russia and the Czech Republic were rewarded.

What didn’t work

•	Security selection in the materials sector was a negative for performance. An example of a materials holding that detracted from performance was Gerdau, a Brazilian steel manufacturer. Its shares fell sharply as investors reacted poorly to the company’s unexpected new equity offering. In addition, the near-term outlook for the Brazilian steel industry weakened, and the company experienced margin pressures.
[1]	As of June 30, 2011, this position was no longer held by the Fund.

UBS Emerging Markets Equity Relationship Fund

•	Novolipetsk Steel, one of Russia’s largest steel producers, detracted from performance as its shares significantly weakened. (For details, see “Portfolio highlights.”)

•	Overall, security selection in the information technology sector was disappointing. Infosys, a business consulting, information technology and outsourcing services firm headquartered in India, was a detractor from performance. (For details, see “Portfolio highlights.”)

•	Other individual stock positions were negative for Fund performance.

	–	OGX Petroleo, an oil and natural gas exploration and natural gas company headquartered in Brazil, performed poorly during the period. Its shares declined in part due to concerns regarding its management. We remain positive regarding the long-term prospects for the company. In fact, OGX Petroleo recently secured financing for a debt offering which helped to drive its share price higher.

	–	Not owning Hyundai Motor was a detractor from the Fund’s relative results as this Korean automobile manufacturer’s sales rose sharply in the wake of supply disruptions in Japan. The company also benefited from market share gains in the US.

•	Certain country allocations detracted from results. Stock selection decisions led to an overweight in India, and underweights in Malaysia and Poland. This positioning detracted from results during the reporting period.

Portfolio highlights

•	Sberbank Russia is a leading Russian financial institution. During the reporting period, it introduced an ADR (American Depository Receipt) program, which is a negotiable security that represents the underlying securities of a non-US company that trades in the US financial markets. In doing so, a greater number of US investors can now gain direct access to its stock.

•	Gazprom is one of the world’s largest energy companies headquartered in Russia. During the first quarter of 2011, its shares rose sharply as it benefited from rising natural gas prices and increased demand following the natural disasters in Japan. A portion of its gains were later given back due to moderating energy prices, discussions regarding higher domestic tax rates and potentially higher capital expenditures at the firm. We believe the market has overreacted to these concerns and we continue to have conviction in the company.

•	Lojas Renner is a Brazilian apparel retailer whose shares moved higher due to improving credit conditions. In addition, investors reacted favorably to Lojas Renner’s acquisition of a small household retailer, as it could result in synergies between the two companies and additional growth opportunities.

•	Novolipetsk Steel, a large steel producer headquartered in Russia, performed poorly as it was negatively impacted by lower global steel prices, lackluster first quarter earnings results and management’s cautious outlook. We continue to own the stock, as we feel that current steel margins, which have been pushed down by high raw material costs, are not sustainable.

•	Infosys, a leader in business outsourcing, was a weak performer during the reporting period. The Indian information technology services company underperformed as its results guidance for its first quarter 2012 fiscal year was below market expectations. Toward the end of the reporting period, its share price began to improve as valuations started to look attractive, and fears of a volume slowdown receded. We remain positive on Infosys as its strong management and execution capability should enable it to take advantage of the strong secular growth in the offshore information technology services industry.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended June 30, 2011. The views and opinions in the letter were current as of August 15, 2011. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent.

UBS Emerging Markets Equity Relationship Fund

Average annual total returns for periods ended June 30, 2011 (unaudited)

	6 months	1 year	5 years	10 years

UBS Emerging Markets Equity Relationship Fund[1]	2.62%	30.76%	12.04%	17.57%

UBS Emerging Markets Equity Relationship Fund[2]	1.11%	29.04%	11.78%	17.47%

MSCI Emerging Markets Index (net)[3]	0.88%	27.80%	11.42%	16.20%

[1]	Return based on NAV—does not include the payment of a 0.75% transaction charge on Fund share purchases and redemptions in each period presented, where applicable.
[2]	Standardized total return—Includes the payment of a 0.75% transaction charge on Fund share purchases and redemptions in each period presented, where applicable.
[3]	The MSCI Emerging Markets Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance of emerging markets. As of May 2010, the index consisted of 21 emerging market country indices. Dividends are reinvested after deduction of withholding tax, using tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. Had US tax rates been applied, the performance of the index would be different. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted.

UBS Emerging Markets Equity Relationship Fund

Top 10 equity holdings (unaudited)
As of June 30, 2011
% of net assets

Gazprom OAO ADR	4.4%
Sberbank of Russia	3.8
China Construction Bank Corp., H Shares	3.7
HON HAI Precision Industry Co., Ltd.	3.0
Samsung Electronics Co., Ltd.	3.0
Vale SA, Preference shares	2.7
Infosys Technology Ltd. ADR	2.5
Gerdau SA ADR	2.4
Lojas Renner SA	2.3
Formosa Plastics Corp.	2.3

Total	30.1%

Industry diversification (unaudited)
As a percentage of net assets
as of June 30, 2011

Common stocks
Automobiles	3.50%
Beverages	2.15
Chemicals	4.45
Commercial banks	22.68
Diversified telecommunication services	5.19
Electric utilities	2.28
Electrical equipment	0.93
Electronic equipment, instruments & components	5.01
Food & staples retailing	0.87
Food products	1.93
Household products	1.03
Insurance	2.06
IT services	2.45
Machinery	2.30
Media	2.00
Metals & mining	9.75
Multiline retail	2.32
Oil, gas & consumable fuels	12.63
Pharmaceuticals	2.25
Real estate management & development	1.12
Semiconductors & semiconductor equipment	6.26
Specialty retail	1.04
Tobacco	0.31
Wireless telecommunication services	2.61

Total common stocks	97.12%

Warrants	0.74
Short-term investment	0.91

Total investments	98.77%

Cash and other assets, less liabilities	1.23

Net assets	100.00%

Country exposure by issuer, top five (unaudited)
As of June 30, 2011
% of net assets

China	16.5%
Brazil	14.3
Taiwan	13.9
Russia	13.7
India	13.0

Total	71.4%

UBS Emerging Markets Equity Relationship Fund
Portfolio of investments

June 30, 2011 (unaudited)

	Shares	Value

Common stocks: 97.12%
Brazil: 14.27%
Banco Bradesco SA ADR	339,800	$6,962,502
Cia de Bebidas das Americas ADR	123,000	4,148,790
Gerdau SA ADR	787,700	8,286,604
Itau Unibanco Holding SA ADR	295,305	6,954,433
Lojas Renner SA	214,000	8,158,780
OGX Petroleo e Gas
Participacoes SA*	633,000	5,917,707
Vale SA ADR	6,100	176,656
Vale SA, Preference shares	334,874	9,578,557

Total Brazil common stocks		50,184,029

China: 16.47%
Changsha Zoomlion Heavy
Industry Science and
Technology Development Co., Ltd.,
H Shares	4,210,800	8,072,142
China Construction Bank Corp.,
H Shares	15,548,300	12,941,212
China Mengniu Dairy Co., Ltd.	2,011,000	6,781,101
China Resources Land Ltd.	1,212,000	2,197,680
China Shenhua Energy Co., Ltd.,
H Shares	1,639,500	7,872,189
China Unicom Hong Kong Ltd.	3,516,000	7,119,753
Dongfeng Motor Group Co., Ltd.,
H Shares	2,068,000	3,941,951
Ping An Insurance Group Co.
of China Ltd., H Shares	695,500	7,253,003
Shimao Property Holdings Ltd.	1,401,500	1,746,942

Total China common stocks		57,925,973

Czech Republic: 2.29%
CEZ AS	156,100	8,031,843

India: 12.27%
Axis Bank Ltd.	122,404	3,534,223
Crompton Greaves Ltd.	564,153	3,273,916
Hero Honda Motors Ltd.	99,764	4,193,040
ICICI Bank Ltd. ADR	143,200	7,059,760
Infosys Technology Ltd. ADR	132,100	8,616,883
ITC Ltd.	238,239	1,082,570
Jindal Steel & Power Ltd.	510,277	7,476,645
Sun Pharmaceutical Industries Ltd.	708,670	7,901,353

Total India common stocks		43,138,390

Indonesia: 6.85%
Adaro Energy Tbk PT	14,845,000	4,252,001
Astra International Tbk PT	561,576	4,166,743
Bank Mandiri Tbk PT	5,000,988	4,215,681
Bank Rakyat Indonesia PT	5,426,500	4,128,760
Telekomunikasi Indonesia Tbk PT	8,509,000	7,307,786

Total Indonesia common stocks		24,070,971
	Shares	Value

Malaysia: 1.07%
Bumiputra-Commerce Holdings Bhd	1,272,300	$3,768,181

Mexico: 3.68%
America Movil SAB de CV	2,272,000	3,065,944
Grupo Financiero Banorte
SAB de CV, Class O	1,420,900	6,468,290
Grupo Modelo Sab de CV	567,000	3,414,542

Total Mexico common stocks		12,948,776

Russia: 13.68%
Gazprom OAO ADR*	1,050,080	15,380,057
Lukoil OAO ADR	118,761	7,571,014
Mobile Telesystems OJSC ADR	321,350	6,112,077
Novolipetsk Steel OJSC GDR[1]	70,056	2,725,415
Sberbank of Russian Federation	3,595,699	13,264,102
X5 Retail Group NV GDR*[1]	77,746	3,049,791

Total Russia common stocks		48,102,456

South Africa: 4.75%
Kumba Iron Ore Ltd.	84,022	6,023,617
Naspers Ltd., Class N	123,985	7,016,883
Truworths International Ltd.	338,622	3,673,881

Total South Africa common stocks		16,714,381

South Korea: 3.99%
LG Household & Health Care Ltd.	8,409	3,619,276
Samsung Electronics Co., Ltd.	13,366	10,388,579

Total South Korea common stocks		14,007,855

Taiwan: 13.85%
Advanced Semiconductor
Engineering, Inc.	3,322,000	3,687,787
Chunghwa Telecom Co., Ltd.	1,110,304	3,820,139
Formosa Chemicals & Fibre Corp.	2,015,000	7,530,010
Formosa Plastics Corp.	2,242,000	8,125,624
HON HAI Precision Industry
Co., Ltd.	3,093,826	10,671,869
Synnex Technology
International Corp.	1,436,000	3,491,931
Taiwan Semiconductor
Manufacturing Co., Ltd.	3,133,000	7,929,861
WPG Holdings Ltd.	2,024,914	3,445,552

Total Taiwan common stocks		48,702,773

Thailand: 3.03%
Bank of Ayudhya PCL	4,218,700	3,916,233
Banpu PCL	146,950	3,436,291
Kasikornbank PCL	808,600	3,304,114

Total Thailand common stocks		10,656,638

UBS Emerging Markets Equity Relationship Fund
Portfolio of investments

June 30, 2011 (unaudited)

	Shares	Value

Common stocks—(concluded)
Turkey: 0.92%
Turkiye Garanti Bankasi AS	713,905	$3,238,542

Total common stocks
(cost $281,738,085)		341,490,808

	Number of
	warrants

Warrants: 0.74%
India: 0.74%
ITC Ltd., strike @ USD 0.000001,
expires 01/24/17*[2]
(cost $1,306,125)	574,022	2,606,068
	Shares	Value

Short-term investment: 0.91%
Investment company: 0.91%
UBS Cash Management Prime
Relationship Fund[3]
(cost $3,193,279)	3,193,279	$3,193,279

Total investments: 98.77%
(cost $286,237,489)		347,290,155

Cash and other assets, less
liabilities: 1.23%		4,339,805

Net assets: 100.00%		$351,629,960

Notes to portfolio of investments
Aggregate cost for federal income tax purposes was substantially the same as for book purposes; and net unrealized appreciation consisted of:
Gross unrealized appreciation	$68,332,220
Gross unrealized depreciation	(7,279,554)

Net unrealized appreciation of investments	$61,052,666

For a listing of defined portfolio acronyms and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 130.

*	Non-income producing security.
[1]	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. At June 30, 2011, the value of these securities amounted to $5,775,206 or 1.64% of net assets.
[2]	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2011, the value of this security amounted to $2,606,068 or 0.74% of net assets.
[3]	The table below details the Fund’s investments in a fund that is advised by the same advisor as the Fund. The advisor does not earn a management fee from the affiliated UBS Relationship Fund.

Income
		Purchases	Sales		earned from
		during the	during the		affiliate for the
		six months	six months		six months
	Value	ended	ended	Value	ended
Security description	12/31/10	06/30/11	06/30/11	06/30/11	06/30/11

UBS Cash Management Prime Relationship Fund	$6,451,761	$95,354,394	$98,612,876	$3,193,279	$4,709

UBS Emerging Markets Equity Relationship Fund
Portfolio of investments

June 30, 2011 (unaudited)
Concluded

The following is a summary of the inputs used as of June 30, 2011 in valuing the Fund’s investments:

Measurements at 06/30/11

	Unadjusted quoted
	prices in active
	markets for	Other significant	Unobservable
	identical investments	observable inputs	inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Common stocks	$92,492,539	$248,998,269	$—	$341,490,808

Warrants	—	2,606,068	—	2,606,068

Short-term investment	—	3,193,279	—	3,193,279

Total	$92,492,539	$254,797,616	$—	$347,290,155

Level 3 rollforward disclosure
The following is a rollforward of the Fund’s investments that were valued using unobservable inputs for the period:

Measurements using unobservable inputs (Level 3)

	Corporate bond	Total

Assets
Beginning balance	$0	$0

Purchases	—	—

Issuances	—	—

Sales	(67,825)	(67,825)

Settlements	—	—

Accrued discounts (premiums)	—	—

Total realized gain (loss)	67,825	67,825

Net change in unrealized appreciation/depreciation	—	—

Transfers into Level 3	—	—

Transfers out of Level 3	—	—

Ending balance	$—	$—

24	See accompanying notes to financial statements.

UBS Global (ex-U.S.) All Cap Growth Relationship Fund

Portfolio performance
For the six months ended June 30, 2011, UBS Global (ex-U.S.) All Cap Growth Relationship Fund (the “Fund”) returned 1.65%, while the Fund’s benchmark, the MSCI EAFE Free Index (gross) (the “Index”), returned 5.35% over the same time period. (Please note that the Fund’s returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.) For a detailed commentary on the market environment in general during the reporting period, see page 3.

The Fund posted a positive return, but underperformed its benchmark, largely due to stock selection. The portfolio was positioned for a global cyclical recovery which, while evident at the stock level, was tempered by global macro concerns, including a continuing developed markets debt crisis, inflation, political unrest and the natural disaster in Japan.

Portfolio performance summary
What worked

•	Several individual stocks contributed to performance during the period.

	–	Hyundai Mobis is the largest auto parts company in Korea, and is a member of the Hyundai Motor Group. Its share price rose as the company reported strong auto sales in Korea, which was driven by rising global auto demand and robust interest it its new model lineup.

	–	Baidu Inc., the dominant Chinese Internet search engine and provider of online Internet advertising, generated strong results during the reporting period. (For details, see “Portfolio highlights.”)

	–	Tokyo Electric Power Co. is a distributor of electricity in the Kanto area of Japan. The company suffered due to the March 2011 earthquake and resulting tsunami in Japan, which damaged their nuclear reactors. The Fund’s relative performance benefited by not holding the stock, as it fell sharply over the period.

	–	China National Building Material Co. Ltd. is a leading manufacturer and consolidator of cement in Eastern China. The company is benefitting from pricing power and from a change in its business model to focus on margins over utilization. We began trimming the position in May after it rose approximately 50% from our entry price. We later sold the position in June amid talk of a potential slowdown in real estate demand and cement price caps.

•	Sector allocation decisions positively contributed to relative performance in a number of areas. The Fund’s sector allocations are a by-product of our bottom-up stock selection process. Overall, an underweight in utilities and an overweight in consumer discretionary were beneficial for results during the reporting period.

What didn’t work

•	Overall, individual stock selection had a negative impact on performance.

	–	Teck Resources is a minerals company with exposure to copper, metallurgical coal and zinc. Its shares moved lower given concerns that demand for copper and metallurgical coal from emerging economies (especially China) would decline as these countries took action to cool their economies amid rising inflation.

	–	Youku.com is the leading Chinese online video content website. It detracted from performance as its shares fell sharply during the reporting period. (For details, see “Portfolio highlights.”)

UBS Global (ex-U.S.) All Cap Growth Relationship Fund

	–	Clariant,[1] a Swiss chemical company, posted poor results during the reporting period. During the first quarter of 2011, the company announced an acquisition that was not well-received by investors, and its shares sold off strongly on the news.

	–	ICICI Bank Ltd. operates a network of banks throughout India, and also provides investment banking, insurance and financial services. ICICI Bank’s shares sold off due to concerns that the company may face slower revenue growth due to margin pressures and higher operating expenses. We terminated this position during the reporting period.

•	Sector allocations in several areas detracted from results. During the reporting period, having overweights in information technology and materials were negative for the Fund’s relative performance.

Portfolio highlights

•	Baidu Inc. is the dominant Chinese Internet search engine and provider of online Internet advertising, commanding over 70% of the Chinese search market. Baidu has been the largest beneficiary of US Internet company Google’s gradual withdrawal from China over censorship issues related to its Internet search business in China. With increased scale and faster-than-expected top line growth, the company continues to deliver improving operating margin expansion above market expectations. We view Baidu as one of the best opportunities to capitalize on increasing Internet advertising spending in the still nascent, but rapidly growing, Chinese Internet and e-commerce market.

•	Focus Media was one of the largest contributors to the Fund’s performance during the reporting period. Focus Media is a leading multi-platform digital media company with the largest out-of-home audiovisual digital display advertising network in China. It is also a leading provider of movie and outdoor billboards. We later sold this position in May after it rose approximately 50% from our entry price.

•	Youku.com is the leading Chinese online video content website. Its shares performed poorly as concerns of accounting fraud at other Chinese Internet companies negatively impacted the sector. In addition, we feel that investor profit-taking, following a period of very strong performance, adversely impacted performance. However, we feel the company is well positioned for growth given its recent cooperative agreement with Warner Brothers to add between 400 and 450 movie titles to Youku.com’s video-on-demand channel.

•	Tata Motors Ltd. is an Indian manufacturer of automobiles and trucks, and is also the owner and manufacturer of Jaguar and Range Rover. It performed poorly due to concerns that rising commodity prices, inflation and interest rates would negatively impact India’s automotive industry. Additionally, concerns arose over potentially slower sales at Jaguar in the US and China. We ultimately sold this position.

1   As of June 30, 2011, this position was no longer held by the Fund.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended June 30, 2011. The views and opinions in the letter were current as of August 15, 2011. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent.

UBS Global (ex-U.S.) All Cap Growth Relationship Fund

Average annual total returns for periods ended June 30, 2011 (unaudited)

	6 months	1 year	Inception[1]

UBS Global (ex-U.S.) All Cap Growth Relationship Fund	1.65%	30.49%	19.28%

MSCI EAFE Free Index (gross)[2]	5.35%	30.92%	22.48%

[1]	Inception date of UBS Global (ex-U.S.) All Cap Growth Relationship Fund is April 30, 2009.
[2]	The MSCI EAFE Free Index (gross) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. The amount reinvested is the entire dividend distributed to individuals resident in the country of the company, but does not include tax credits. As of May 2010, the Index consisted of 22 developed market country indices. Investors should note that indices do not reflect the deduction of fees and expenses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted.

UBS Global (ex-U.S.) All Cap Growth Relationship Fund

Top 10 equity holdings (unaudited)
As of June 30, 2011
% of net assets

Hyundai Mobis	3.2%
Baidu, Inc. ADR	2.5
Aggreko PLC	2.3
FANUC Corp.	2.2
Tullow Oil PLC	2.0
Saipem SpA	1.9
Komatsu Ltd.	1.7
Royal Dutch Shell PLC, Class A	1.6
Standard Chartered PLC	1.6
Nestle SA	1.5

Total	20.5%

Industry diversification (unaudited)
As a percentage of net assets
as of June 30, 2011

Common stocks
Aerospace & defense	1.49%
Auto components	4.94
Automobiles	2.52
Beverages	0.59
Building products	1.93
Capital markets	1.06
Chemicals	3.77
Commercial banks	7.55
Commercial services & supplies	2.29
Computers & peripherals	1.32
Construction & engineering	0.98
Diversified financial services	3.24
Electrical equipment	1.04
Electronic equipment, instruments & components	0.80
Energy equipment & services	4.10
Food products	2.94
Health care equipment & supplies	1.41
Hotels, restaurants & leisure	2.54
Household products	1.91
Industrial conglomerates	1.05
Insurance	1.17
Internet software & services	4.01
Machinery	9.75
Media	1.89
Metals & mining	9.31
Multiline retail	0.54
Office electronics	0.68
Oil, gas & consumable fuels	8.10
Pharmaceuticals	2.62
Semiconductors & semiconductor equipment	3.89
Specialty retail	2.35
Textiles, apparel & luxury goods	3.44
Thrifts & mortgage finance	1.00
Tobacco	1.08
Trading companies & distributors	1.34

Total common stocks	98.64%

Short-term investment	0.69

Total investments	99.33%

Cash and other assets, less liabilities	0.67

Net assets	100.00%

Country exposure by issuer, top five (unaudited)
As of June 30, 2011
% of net assets

Japan	19.6%
United Kingdom	18.2
China	8.1
Germany	7.3
Switzerland	5.5

Total	58.7%

UBS Global (ex-U.S.) All Cap Growth Relationship Fund
Portfolio of investments

June 30, 2011 (unaudited)

	Shares	Value

Common stocks: 98.64%
Australia: 4.29%
Alumina Ltd.	1,762,182	$4,034,435
BHP Billiton Ltd.	59,480	2,811,219
Incitec Pivot Ltd.	854,443	3,560,714
Mount Gibson Iron Ltd.*	814,568	1,617,374
National Australia Bank Ltd.	122,581	3,382,046

Total Australia common stocks		15,405,788

Belgium: 0.59%
Anheuser-Busch InBev NV	36,447	2,113,384

Brazil: 1.13%
Cia Hering	176,000	4,048,570

Canada: 5.22%
Bombardier, Inc., Class B	744,900	5,367,883
Imax Corp.*	66,600	2,159,838
Suncor Energy, Inc.	90,300	3,539,157
Teck Resources Ltd., Class B	73,700	3,745,942
Trican Well Service Ltd.	167,900	3,944,854

Total Canada common stocks		18,757,674

China: 8.06%
Baidu, Inc. ADR*	64,700	9,066,411
Ctrip.com International Ltd. ADR*	74,500	3,209,460
Dongfang Electric Corp. Ltd.,
H Shares	1,004,800	3,741,048
Intime Department Store Group
Co., Ltd.	1,152,000	1,959,264
Melco Crown Entertainment Ltd.
ADR*	255,600	3,264,012
Sina Corp.*	30,800	3,206,280
Xinyi Glass Holdings Ltd.	2,414,000	2,406,046
Youku.com, Inc. ADR*	62,300	2,140,005

Total China common stocks		28,992,526

Denmark: 1.53%
Novo Nordisk A/S, Class B	43,834	5,495,611

Finland: 0.98%
YIT Oyj	141,176	3,529,529

France: 2.44%
BNP Paribas	62,886	4,850,113
Valeo SA	57,516	3,927,072

Total France common stocks		8,777,185

Germany: 7.31%
Aareal Bank AG*	104,683	3,583,081
Aixtron SE NA	87,420	2,983,535
	Shares	Value

Dialog Semiconductor PLC*	143,400	$2,606,201
GEA Group AG	121,881	4,358,330
Kabel Deutschland Holding AG*	75,281	4,628,630
Lanxess AG	42,800	3,508,846
ThyssenKrupp AG	89,262	4,630,492

Total Germany common stocks		26,299,115

Hong Kong: 1.86%
Hong Kong Exchanges & Clearing Ltd.	191,600	4,033,669
Shangri-La Asia Ltd.	1,082,000	2,664,781

Total Hong Kong common stocks		6,698,450

Italy: 3.39%
DiaSorin SpA	36,595	1,756,631
Saipem SpA	129,706	6,696,531
Tod’s SpA	27,902	3,730,713

Total Italy common stocks		12,183,875

Japan: 19.57%
Asahi Glass Co., Ltd.	388,000	4,530,508
Canon, Inc.	51,600	2,460,641
Denki Kagaku Kogyo KK	983,000	4,735,130
Disco Corp.	62,600	3,967,948
FANUC Corp.	47,900	7,987,404
Ibiden Co., Ltd.	91,800	2,871,173
Isuzu Motors Ltd.	913,000	4,326,552
Komatsu Ltd.	195,100	6,070,191
Makino Milling Machine Co., Ltd.	351,000	3,267,159
Mitsubishi Corp.	192,500	4,823,076
Mitsubishi UFJ Financial Group, Inc.	456,100	2,220,420
Nippon Sheet Glass Co., Ltd.	781,000	2,424,733
Nissan Motor Co., Ltd.	450,600	4,730,069
ORIX Corp.	41,730	4,059,491
OSAKA Titanium Technologies Co.	65,900	4,838,987
THK Co., Ltd.	162,800	4,144,141
Toshiba Corp.	548,000	2,900,264

Total Japan common stocks		70,357,887

Netherlands: 2.74%
ASM International NV	63,245	2,495,920
ASML Holding NV	52,555	1,936,260
Gemalto NV	38,298	1,831,108
ING Groep NV CVA*	289,671	3,573,179

Total Netherlands common stocks		9,836,467

Norway: 2.31%
Storebrand ASA	493,513	4,204,376
Subsea 7 SA*	160,598	4,108,132

Total Norway common stocks		8,312,508

UBS Global (ex-U.S.) All Cap Growth Relationship Fund
Portfolio of investments

June 30, 2011 (unaudited)

	Shares	Value

Common stocks—(concluded)
Russia: 1.89%
NovaTek OAO GDR[1]	32,573	$4,498,650
VTB Bank OJSC GDR[1]	370,936	2,284,806

Total Russia common stocks		6,783,456

Singapore: 2.88%
Biosensors International Group
Ltd.*	3,142,000	3,299,941
Golden Agri-Resources Ltd.	5,860,000	3,256,649
Keppel Corp. Ltd.	417,800	3,780,368

Total Singapore common stocks		10,336,958

South Korea: 3.18%
Hyundai Mobis	30,513	11,450,562

Spain: 1.70%
Inditex SA	48,177	4,399,373
Viscofan SA	43,274	1,724,068

Total Spain common stocks		6,123,441

Sweden: 3.89%
JM AB	98,755	2,328,552
Skandinaviska Enskilda Banken AB,
Class A	413,085	3,376,650
Swedish Match AB	115,606	3,876,687
Volvo AB, Class B	251,162	4,388,058

Total Sweden common stocks		13,969,947

Switzerland: 5.48%
Compagnie Financiere
Richemont SA, Class A	59,738	3,911,816
GAM Holding AG*	233,200	3,826,493
Meyer Burger Technology AG*	38,155	1,685,372
Nestle SA	89,537	5,564,658
Swatch Group AG	52,645	4,727,836

Total Switzerland common stocks		19,716,175
	Shares	Value

United Kingdom: 18.20%
Afren PLC*	1,059,732	$2,685,775
Aggreko PLC	266,062	8,237,637
Anglo American PLC	57,015	2,825,532
BG Group PLC	233,701	5,303,969
Croda International PLC	58,308	1,765,927
HSBC Holdings PLC	542,753	5,384,394
Reckitt Benckiser Group PLC	82,119	4,534,058
Rio Tinto PLC	65,831	4,753,611
Royal Dutch Shell PLC, Class A	166,371	5,928,173
Shire PLC	125,729	3,924,968
Standard Chartered PLC	213,653	5,614,292
Tullow Oil PLC	358,354	7,132,260
Weir Group PLC	93,184	3,181,278
Xstrata PLC	189,497	4,179,125

Total United Kingdom common stocks		65,450,999

Total common stocks
(cost $322,390,780)		354,640,107

Short-term investment: 0.69%
Investment company: 0.69%
UBS Cash Management
Prime Relationship Fund[2]
(cost $2,498,622)	2,498,622	2,498,622

Total investments: 99.33%
(cost $324,889,402)		357,138,729

Cash and other assets,
less liabilities: 0.67%		2,395,197

Net assets: 100.00%		$359,533,926
Notes to portfolio of investments
Aggregate cost for federal income tax purposes was substantially the same as for book purposes; and net unrealized appreciation consisted of:
Gross unrealized appreciation	$43,560,117
Gross unrealized depreciation	(11,310,790)

Net unrealized appreciation of investments	$32,249,327

For a listing of defined portfolio acronyms and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 130.

*	Non-income producing security.
[1]	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. At June 30, 2011, the value of these securities amounted to $6,783,456 or 1.89% of net assets.

UBS Global (ex-U.S.) All Cap Growth Relationship Fund
Portfolio of investments

June 30, 2011 (unaudited)
Concluded

[2]	The table below details the Fund’s investments in funds advised by the same advisor as the Fund. The advisor does not earn a management fee from the affiliated UBS Relationship Fund.

					Income
		Purchases	Sales		earned from
		during the	during the		affiliate for the
		six months	six months		six months
	Value	ended	ended	Value	ended
Security description	12/31/10	06/30/11	06/30/11	06/30/11	06/30/11

UBS Cash Management Prime Relationship Fund	$7,908,621	$126,580,387	$131,990,386	$2,498,622	$6,456

UBS Private Money Market Fund LLC[a]	—	7,853,657	7,853,657	—	25

	$7,908,621	$134,434,044	$139,844,043	$2,498,622	$6,481

[a]	The advisor does earn a management fee from this affiliated fund, and any income earned is net of expenses. Please see the Notes to financial statements for further information.

The following is a summary of the inputs used as of June 30, 2011 in valuing the Fund’s investments:

Measurements at 06/30/11

	Unadjusted quoted
	prices in active
	markets for	Other significant	Unobservable
	identical investments	observable inputs	inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Common stocks	$43,692,412	$310,947,695	$—	$354,640,107

Short-term investment	—	2,498,622	—	2,498,622

Total	$43,692,412	$313,446,317	$—	$357,138,729

See accompanying notes to financial statements.	31

UBS International Equity Relationship Fund

Portfolio performance
 For the six months ended June 30, 2011, UBS International Equity Relationship Fund (the “Fund”) returned 1.95%, while the Fund’s benchmark, the MSCI World Free ex USA Index (net) (the “Index”), returned 4.72%. (Please note that the Fund’s returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.) For a detailed commentary on the market environment in general during the reporting period, see page 3.

The Fund posted a positive absolute return during the reporting period, but underperformed its benchmark primarily due to stock selection decisions.

Portfolio performance summary
What worked

•	Several individual stocks were positive for performance during the period.

	–	Acciona is a Spanish utility company with a sizable alternative energy business. We owned the stock as we felt it was attractively valued and that the company had compelling growth prospects. Acciona generated strong earnings during the period as margins in its alternative energy business improved—a positive factor given higher energy prices.

	–	Automobile manufacturer Volkswagen was among the Fund’s largest contributors to performance. Its shares moved higher despite signs of decelerating economic growth. (For additional details, see “Portfolio highlights.”)

	–	Jardine Matheson Holdings is a multinational conglomerate based in Hong Kong. Among its holdings are engineering and construction companies, transport services operations, restaurants, automobile dealerships, and an Asian property investment, management and development group. Jardine Matheson generated strong results over the period as investors had a favorable view of its long-term earnings prospects, given its exposure to China and Asian emerging market economies.

	–	BNP Paribas is a large global banking group headquartered in Paris. The company performed well despite ongoing concerns regarding the European sovereign debt crisis. BNP Paribas’s stock rose sharply as it posted strong operating results and was rewarded for having a high-quality balance sheet. In addition, we feel the company benefited given its exposure to Germany, as the country’s economy grew faster than expected during the period.

•	Sector allocation decisions positively contributed to relative performance in a number of sectors. The Fund’s sector allocations are a by-product of our bottom-up stock selection process. Overall, an underweight in the consumer discretionary and an overweight in the telecommunications services sectors were beneficial for results during the reporting period.

What didn’t work

•	Overall, individual stock selection had a negative impact on performance.

	–	Research in Motion, the manufacturer of the Blackberry mobile device, saw its shares move sharply lower during the period, and we eliminated the stock in June 2011. (For additional details, see “Portfolio highlights.”)

UBS International Equity Relationship Fund

	–	Petrobank Energy is a Canadian oil and natural gas exploration and production company. It posted disappointing earnings due, in part, to a shortage of available rigs. We believe that this is a temporary setback, and that the company is well-positioned for future solid earnings growth.

	–	Teck Resources is a minerals company with exposure to copper, metallurgical coal and zinc. Its shares moved lower given concerns that demand for copper and metallurgical coal from emerging economies (especially China) would decline as these countries took action to cool their economies amid rising inflation.

•	Lloyds Banking Group, a major British financial institution, was the largest detractor from the Fund’s results during the reporting period. The company announced disappointing earnings results over the period. Additionally, concerns regarding valuations in its balance sheet and the company’s exposure to distressed assets dragged down its shares.

•	Sector allocations in several areas detracted from results. During the reporting period, having an overweight to the information technology sector and an underweight to the industrials sector, were negative for the Fund’s relative performance.

Portfolio highlights

•	Volkswagen is Europe’s largest auto manufacturer, with substantial operations in Asia and the Americas. Volkswagen has experienced improving business fundamentals, as sales volumes in Europe have risen, and the company increased its market share year-over-year in most markets. Volkswagen is also strengthening its market presence in the US, as it opened a new low-cost assembly facility. In addition, we feel that the US version of the Jetta will be successful in returning Volkswagen’s US operations to profitability.

•	Fresenius Medical Care operates the largest dialysis chain in the US and is the largest dialysis care provider for patients with end-stage renal disease worldwide. We believe the company will benefit from the expected changes in the reimbursement process for US Medicare patients, and that the company will gain further market share from smaller clinics. With its presence in all developed countries, Fresenius Medical also has a more diversified business model than its only major competitor, DaVita. With stable and predictable cash flows, it is our belief that Fresenius Medical Care is a compelling company in the health care sector.

•	Research in Motion’s (RIM) new product delays led to a profit warning which, coupled with market share loss data in the US, caused its share price to fall sharply. While the company’s issues in its US operations were not unexpected, its weakness outside of the US was a surprise and contrary to our thesis. While RIM’s stock could rebound, especially given its very low valuation, we sold out of the position due to the risks associated with its global business prospects.

•	Petrominerales, which is engaged in the exploration, development and production of crude oil in Colombia, generated disappointing results during the period. Petrominerales initially performed well as oil prices moved sharply higher in January and February 2011. However, these gains were more than offset when oil prices declined given signs of slower global economic growth.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended June 30, 2011. The views and opinions in the letter were current as of August 15, 2011. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent.

UBS International Equity Relationship Fund

Average annual total returns for periods ended June 30, 2011 (unaudited)

	6 months	1 year	5 years	10 years

UBS International Equity Relationship Fund	1.95%	29.57%	2.20%	5.97%

MSCI World Free ex USA Index (net)[1]	4.72%	30.33%	2.02%	6.13%

[1]	The MSCI World Free ex USA Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets excluding the United States. As of May 2010, the index consisted of 23 developed market country indices. Dividends are reinvested after deduction of withholding tax, using tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. Had US tax rates been applied, the performance of the index would be different. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted.

UBS International Equity Relationship Fund

Top 10 equity holdings (unaudited)
As of June 30, 2011
% of net assets

BP PLC	3.3%
Novartis AG	3.0
Volkswagen AG	2.5
BNP Paribas SA	2.2
Vodafone Group PLC	2.2
Telenor ASA	2.2
Imperial Tobacco Group PLC	2.1
Allianz SE	2.0
Royal Bank of Canada	2.0
Barclays PLC	2.0

Total	23.5%

Industry diversification (unaudited)
As a percentage of net assets
as of June 30, 2011

Common stocks
Aerospace & defense	0.23%
Airlines	1.58
Automobiles	1.07
Beverages	2.95
Building products	1.36
Capital markets	1.34
Chemicals	2.97
Commercial banks	13.43
Construction & engineering	1.75
Construction materials	1.32
Diversified financial services	1.10
Diversified telecommunication services	2.19
Electric utilities	4.24
Energy equipment & services	0.53
Food & staples retailing	3.02
Health care providers & services	1.85
Hotels, restaurants & leisure	1.38
Industrial conglomerates	1.47
Insurance	8.34
Leisure equipment & products	1.14
Machinery	4.39
Media	1.84
Metals & mining	6.06
Oil, gas & consumable fuels	10.12
Personal products	1.36
Pharmaceuticals	4.43
Professional services	1.81
Real estate management & development	0.73
Semiconductors & semiconductor equipment	1.51
Software	2.86
Tobacco	2.07
Trading companies & distributors	2.91
Wireless telecommunication services	3.21

Total common stocks	96.56%

Preferred stock	2.49
Short-term investment	0.42

Total investments	99.47%

Cash and other assets, less liabilities	0.53

Net assets	100.00%

Country exposure by issuer, top five (unaudited)
As of June 30, 2011
% of net assets

United Kingdom	19.4%
Germany	16.2
Japan	14.8
Canada	8.8
Switzerland	6.2

Total	65.4%

UBS International Equity Relationship Fund
Portfolio of investments

June 30, 2011 (unaudited)

	Shares	Value

Common stocks: 96.56%
Australia: 3.67%
National Australia Bank Ltd.	22,379	$617,443
Orica Ltd.	27,590	800,139
Qantas Airways Ltd.*	207,845	411,993

Total Australia common stocks		1,829,575

Belgium: 1.39%
Anheuser-Busch InBev NV	11,928	691,646

Canada: 8.81%
Canadian Oil Sands Ltd.	19,300	556,917
Petrobank Energy & Resources Ltd.*	36,300	532,954
Petrominerales Ltd.	22,850	670,728
Royal Bank of Canada	17,300	988,905
Suncor Energy, Inc.	19,300	756,431
Teck Resources Ltd., Class B	17,500	889,471

Total Canada common stocks		4,395,406

China: 3.86%
AIA Group Ltd.*	236,845	824,311
Jardine Matheson Holdings Ltd.	12,800	733,966
New World Development Co., Ltd.	240,000	364,565

Total China common stocks		1,922,842

Denmark: 1.75%
FLSmidth & Co. A/S	10,235	870,391

Finland: 1.35%
Sampo Oyj, Class A	20,837	672,773

France: 4.18%
BNP Paribas SA	14,627	1,128,115
Carrefour SA*	23,269	955,674

Total France common stocks		2,083,789

Germany: 13.73%
Allianz SE	7,310	1,021,333
Bayer AG	8,823	709,334
Beiersdorf AG	10,485	680,394
E.ON AG	30,908	877,416
Fresenius Medical Care AG & Co. KGaA	12,306	920,068
HeidelbergCement AG	10,356	660,169
MAN SE	5,210	694,172
Metro AG	9,052	547,975
SAP AG	12,177	736,491

Total Germany common stocks		6,847,352

Ireland: 0.75%
Ryanair Holdings PLC ADR	12,800	375,552

Italy: 1.86%
Fiat Industrial SpA*	71,856	928,937
	Shares	Value

Japan: 14.81%
Asahi Glass Co., Ltd.	58,000	$677,241
ITOCHU Corp.	84,400	877,944
KDDI Corp.	69	496,462
Mitsubishi Corp.	22,900	573,758
Nissan Motor Co., Ltd.	50,900	534,311
ORIX Corp.	5,660	550,604
Sankyo Co., Ltd.	11,000	568,508
Shin-Etsu Chemical Co., Ltd.	12,700	681,219
Sony Financial Holdings, Inc.	51,600	933,021
Sumitomo Mitsui Financial Group, Inc.	30,100	926,356
THK Co., Ltd.	22,300	567,656

Total Japan common stocks		7,387,080

Luxembourg: 1.53%
ArcelorMittal	21,974	764,635

Netherlands: 4.92%
ASML Holding NV	20,479	754,499
Heineken NV	12,975	780,407
Wolters Kluwer NV	41,437	918,219

Total Netherlands common stocks		2,453,125

Norway: 4.20%
Petroleum Geo-Services ASA*	18,463	263,876
Statoil ASA	29,269	741,110
Telenor ASA	66,624	1,091,076

Total Norway common stocks		2,096,062

Singapore: 1.14%
DBS Group Holdings Ltd.	47,473	568,238

Spain: 3.08%
Acciona SA	6,315	670,286
Banco Santander SA	75,248	868,246

Total Spain common stocks		1,538,532

Switzerland: 6.15%
Credit Suisse Group AG*	17,176	667,602
Novartis AG	24,463	1,498,541
SGS SA	475	901,747

Total Switzerland common stocks		3,067,890

United Kingdom: 19.38%
Barclays PLC	237,999	979,653
BP PLC	220,640	1,625,674
Carnival PLC	17,731	687,229
Cobham PLC	34,119	115,787
Imperial Tobacco Group PLC	31,107	1,034,256
Lloyds Banking Group PLC*	790,302	620,991
Prudential PLC	60,830	702,984
Rio Tinto PLC	12,504	902,905
Sage Group PLC	149,289	692,241

UBS International Equity Relationship Fund
Portfolio of investments

June 30, 2011 (unaudited)

	Shares	Value

Common stocks—(concluded)
United Kingdom—(concluded)
Scottish & Southern Energy PLC	25,401	$568,147
Tullow Oil PLC	8,209	163,382
Vodafone Group PLC	415,465	1,104,152
Xstrata PLC	21,254	468,731

Total United Kingdom common stocks		9,666,132

Total common stocks
(cost $41,617,014)		48,159,957

Preferred stock: 2.49%
Germany: 2.49%
Volkswagen AG, Preference shares
(cost $712,520)	6,028	1,242,824
	Shares	Value

Short-term investment: 0.42%
Investment company: 0.42%
UBS Cash Management Prime
Relationship Fund[1]
(cost $207,130)	207,130	$207,130

Total investments: 99.47%
(cost $42,536,664)		49,609,911

Cash and other assets,
less liabilities: 0.53%		265,377

Net assets: 100.00%		$49,875,288

Notes to portfolio of investments
Aggregate cost for federal income tax purposes was substantially the same as for book purposes; and net unrealized appreciation consisted of:
Gross unrealized appreciation	$9,088,663
Gross unrealized depreciation	(2,015,416)

Net unrealized appreciation of investments	$7,073,247

For a listing of defined portfolio acronyms and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 130.

*	Non-income producing security.
[1]	The table below details the Fund’s investments in a fund that is advised by the same advisor as the Fund. The advisor does not earn a management fee from the affiliated UBS Relationship Fund.

Income
		Purchases	Sales		earned from
		during the	during the		affiliate for the
		six months	six months		six months
	Value	ended	ended	Value	ended
Security description	12/31/10	06/30/11	06/30/11	06/30/11	06/30/11

UBS Cash Management Prime Relationship Fund	$706,577	$6,485,670	$6,985,117	$207,130	$445

UBS International Equity Relationship Fund
Portfolio of investments

June 30, 2011 (unaudited)
Concluded

Forward foreign currency contracts

						Unrealized
	Contracts to		In		Maturity	appreciation/
Counterparty	deliver		exchange for		date	(depreciation)

JPMorgan Chase Bank	DKK	1,530,000	USD	293,894	09/06/11	$(3,103)

JPMorgan Chase Bank	EUR	155,000	USD	224,545	09/06/11	178

JPMorgan Chase Bank	EUR	3,685,000	USD	5,273,190	09/06/11	(60,958)

JPMorgan Chase Bank	GBP	965,000	USD	1,569,719	09/06/11	22,149

JPMorgan Chase Bank	HKD	7,785,000	USD	1,000,546	09/06/11	(283)

JPMorgan Chase Bank	NOK	9,960,000	USD	1,810,777	09/06/11	(27,604)

JPMorgan Chase Bank	USD	437,636	CAD	430,000	09/06/11	7,489

JPMorgan Chase Bank	USD	609,403	CHF	510,000	09/06/11	(2,571)

JPMorgan Chase Bank	USD	326,472	HKD	2,540,000	09/06/11	67

JPMorgan Chase Bank	USD	375,780	ILS	1,295,000	09/06/11	3,397

JPMorgan Chase Bank	USD	1,234,214	JPY	99,100,000	09/06/11	(2,802)

JPMorgan Chase Bank	USD	484,523	JPY	39,100,000	09/06/11	1,332

JPMorgan Chase Bank	USD	2,505,095	SEK	15,980,000	09/06/11	11,687

JPMorgan Chase Bank	USD	2,367,593	SGD	2,930,000	09/06/11	17,838

Morgan Stanley & Co., Inc.	SEK	6,589,190	EUR	715,000	09/06/11	(2,785)

Net unrealized depreciation on forward foreign currency contracts						$(35,969)

The following is a summary of the inputs used as of June 30, 2011 in valuing the Fund’s investments:

Measurements at 06/30/11

	Unadjusted quoted
	prices in active
	markets for	Other significant	Unobservable
	identical investments	observable inputs	inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Common stocks	$4,770,958	$43,388,999	$—	$48,159,957

Preferred stock	—	1,242,824	—	1,242,824

Short-term investment	—	207,130	—	207,130

Forward foreign currency contracts	—	(35,969)	—	(35,969)

Total	$4,770,958	$44,802,984	$—	$49,573,942

38	See accompanying notes to financial statements.

UBS Small-Cap Equity Relationship Fund

Portfolio performance
For the six months ended June 30, 2011, UBS Small-Cap Equity Relationship Fund (the “Fund”) returned 4.88%, while the Fund’s benchmark, the Russell 2000 Index (the “Index”), returned 6.21%. (Please note that the Fund’s returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.) For a detailed commentary on the market environment in general during the reporting period, see page 3.

The Fund posted a positive return, but underperformed its benchmark, largely due to security selection.

Portfolio performance summary
What worked

•	Stock selection within financials was a large contributor to performance. One notable contributor was Campus Crest Communities. Campus Crest is the third largest student housing real estate investment trust (REIT) in the US. It owns a portfolio of real estate for student housing that is concentrated in medium-sized (8,000 - 20,000 students) college and university markets. At the beginning of March 2011 (prior to the Fund owning the stock), Campus Crest’s management lowered its earnings guidance, and its shares sold off abruptly thru mid-March.

We believed the lower earnings estimate was due to higher bad debt expense and lower ancillary service revenue (that is, revenue generated from goods or services that enhance the main services or product lines of a company). Given our belief that the company was focused on improving its operational issues, and given the dynamics in the student housing industry, we initiated a position in Campus Crest in mid-March. This was rewarded, as its stock subsequently rallied and the company was among the best performers for the Fund during the reporting period.

•	An overweight to the strong performing health care sector was beneficial. The top contributor at the stock level was Cooper Companies, a manufacturer of contact lenses. The company announced solid first quarter earnings results at the beginning of March 2011, and its shares surged higher. A royalty that the company pays will soon end, and we believe this will help boost its margins considerably. In addition, there is no reimbursement risk, since consumers are accustomed to paying out-of-pocket for contacts.

•	A number of individual stocks contributed to the Fund’s performance. MasTec was the Fund’s second largest contributor to results. MasTec is a leading specialty infrastructure contractor for communications companies, utilities and state governments. The company has long-standing relationships and long-term service and maintenance agreements with DirecTV, Verizon, AT&T and Progress Energy. We believe the company is well-positioned to benefit from the expected increase in spending for wind farms and other communications projects. In addition, MasTec reported better-than-expected earnings results for the first quarter of 2011, it raised its guidance, and the company continues to execute well.

What didn’t work

•	Stock selection within information technology was a large detractor over the reporting period. An example of a stock that hurt Fund results is SMART Technologies. The company manufactures interactive whiteboards for classrooms. They closed 2010 with better top-line revenue growth, but cut their guidance for the next fiscal year. In addition, the stock sold off in May, given flat earnings due to a slowdown in education spending. We feel that the company may be overly conservative in terms of decreasing its earnings estimate. However, we still believe in the company’s longer-term prospects.

UBS Small-Cap Equity Relationship Fund

•	Stock selection within consumer discretionary was disappointing.

	–	WMS Industries was the Fund’s largest detractor from performance during the period. The company designs, manufactures and distributes video and reel-spinning slot machines, as well as video lottery terminals. The stock fell sharply in mid-April after reporting quarterly results that disappointed investors. Although casinos have pushed their purchasing of slot machines off into future quarters, we believe that they will eventually increase their spending, and replace old machines.

	–	Skechers, a footwear manufacturer, performed poorly after the company’s popular “Shape-ups” brand toning shoe line saw a decline in sales following a 2010 spike. The market is ascribing no value to the inventory of toning shoes. However, we are confident that toning shoe inventory does have value, and that the longer term earnings power for the company is intact.

•	A number of individual stocks detracted from the Fund’s performance.

	–	American Reprographics, which provides scanning, imaging and document management services to the architectural, engineering and construction industries, reported earnings that disappointed investors. In addition, there were concerns about the macro-economy and the weakness in the non-residential construction market. Nonetheless, we remained positive on the company’s long term prospects, and added to our position in March 2011.

	–	Heidrick & Struggles is a staffing company and one of the leading executive recruiting firms in the world. It currently has 333 search consultants and diverse revenue (US comprising 60%, Europe 30% and Asia 10%). The company’s stock price was weak due to concerns about disappointing economic data. However, we believe this will turn out to be a temporary soft patch rather than a prolonged economic slowdown. We sold out of our position in Heidrick & Struggles at the end of April and reinvested the proceeds into higher return investment opportunities where we have higher conviction.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended June 30, 2011. The views and opinions in the letter were current as of August 15, 2011. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent.

UBS Small-Cap Equity Relationship Fund

Average annual total returns for periods ended June 30, 2011 (unaudited)

	6 months	1 year	5 years	10 years

UBS Small-Cap Equity Relationship Fund	4.88%	39.78%	6.98%	9.07%

Russell 2000 Index[1]	6.21%	37.41%	4.08%	6.27%

[1]	The Russell 2000 Index is designed to measure the performance of the small-cap segment of the US equity universe. The Russell 2000 Index is a subset of the Russell 3000 Index representing approximately 8% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000 is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set. Investors should note that indices do not reflect the deduction of fees and expenses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted.

UBS Small-Cap Equity Relationship Fund

Top 10 equity holdings (unaudited)
As of June 30, 2011
% of net assets

Tenneco, Inc.	2.2%
Bio-Rad Laboratories, Inc., Class A	2.2
Cooper Cos., Inc.	2.1
ICU Medical, Inc.	2.0
Regal-Beloit Corp.	2.0
Tetra Technologies, Inc.	1.9
Spectrum Brands Holdings, Inc.	1.9
Campus Crest Communities, Inc.	1.8
Valassis Communications, Inc.	1.7
BE Aerospace, Inc.	1.7

Total	19.5%
Industry diversification (unaudited)
As a percentage of net assets
as of June 30, 2011

Common stocks
Aerospace & defense	1.73%
Air freight & logistics	1.48
Auto components	2.24
Building products	1.50
Capital markets	4.88
Chemicals	1.53
Commercial banks	2.31
Commercial services & supplies	2.03
Communications equipment	1.98
Computers & peripherals	1.22
Construction & engineering	1.21
Diversified consumer services	2.82
Diversified telecommunication services	0.92
Electrical equipment	1.95
Electronic equipment, instruments & components	1.55
Energy equipment & services	6.75
Health care equipment & supplies	9.55
Health care providers & services	3.64
Health care technology	0.64
Hotels, restaurants & leisure	2.02
Household products	1.87
Insurance	0.97
Internet software & services	4.17
Life sciences tools & services	2.23
Machinery	4.80
Media	4.03
Personal products	1.20
Real estate investment trust (REIT)	8.45
Semiconductors & semiconductor equipment	0.57
Software	7.68
Specialty retail	2.44
Textiles, apparel & luxury goods	2.21
Thrifts & mortgage finance	1.08
Trading companies & distributors	2.70

Total common stocks	96.35%

Short-term investment	3.48
Investment of cash collateral from securities loaned	3.14

Total investments	102.97%

Liabilities, in excess of cash and other assets	(2.97)

Net assets	100.00%

UBS Small-Cap Equity Relationship Fund
Portfolio of investments

June 30, 2011 (unaudited)

	Shares	Value

Common stocks: 96.35%
Aerospace & defense: 1.73%
BE Aerospace, Inc.*	49,200	$2,007,852

Air freight & logistics: 1.48%
Hub Group, Inc., Class A*	45,600	1,717,296

Auto components: 2.24%
Tenneco, Inc.*	59,000	2,600,130

Building products: 1.50%
Trex Co., Inc.*[1]	71,000	1,738,080

Capital markets: 4.88%
Apollo Investment Corp.	140,965	1,439,253
Evercore Partners, Inc., Class A	52,400	1,745,968
Golub Capital BDC, Inc.	65,200	973,436
PennantPark Investment Corp.	135,300	1,516,713

		5,675,370

Chemicals: 1.53%
Cytec Industries, Inc.	31,000	1,772,890

Commercial banks: 2.31%
Center Financial Corp.*	216,800	1,376,680
City National Corp.	23,900	1,296,575

		2,673,255

Commercial services & supplies: 2.03%
American Reprographics Co.*	169,900	1,201,193
InnerWorkings, Inc.*	139,300	1,161,762

		2,362,955

Communications equipment: 1.98%
Finisar Corp.*	48,400	872,652
Netgear, Inc.*	32,700	1,429,644

		2,302,296

Computers & peripherals: 1.22%
Fusion-io, Inc.*	27,000	812,430
SMART Technologies, Inc., Class A*	106,800	608,760

		1,421,190

Construction & engineering: 1.21%
MasTec, Inc.*	71,100	1,402,092

Diversified consumer services: 2.82%
Coinstar, Inc.*[1]	27,100	1,478,034
Universal Technical Institute, Inc.	90,900	1,797,093

		3,275,127

Diversified telecommunication services: 0.92%
Cbeyond, Inc.*	81,100	1,072,953
	Shares	Value

Electrical equipment: 1.95%
Regal-Beloit Corp.	34,000	$2,270,180

Electronic equipment, instruments & components: 1.55%
Rofin-Sinar Technologies, Inc.*	52,700	1,799,705

Energy equipment & services: 6.75%
Bristow Group, Inc.	32,700	1,668,354
Dril-Quip, Inc.*	22,169	1,503,723
North American Energy Partners, Inc.*	132,000	1,011,120
Tetra Technologies, Inc.*	174,200	2,217,566
Willbros Group, Inc.*	169,000	1,443,260

		7,844,023

Health care equipment & supplies: 9.55%
AngioDynamics, Inc.*	85,417	1,215,484
CONMED Corp.*	40,400	1,150,592
Cooper Cos., Inc.	30,400	2,408,896
Greatbatch, Inc.*	52,800	1,416,096
ICU Medical, Inc.*	54,100	2,364,170
Integra LifeSciences Holdings Corp.*	22,300	1,066,163
Synovis Life Technologies, Inc.*	84,600	1,473,732

		11,095,133

Health care providers & services: 3.64%
Owens & Minor, Inc.	50,150	1,729,674
Patterson Cos., Inc.	41,900	1,378,091
PSS World Medical, Inc.*	40,200	1,126,002

		4,233,767

Health care technology: 0.64%
ePocrates, Inc.*	40,574	748,185

Hotels, restaurants & leisure: 2.02%
O’Charleys, Inc.*	154,600	1,130,126
WMS Industries, Inc.*	39,700	1,219,584

		2,349,710

Household products: 1.87%
Spectrum Brands Holdings, Inc.*	67,900	2,172,800

Insurance: 0.97%
SeaBright Holdings, Inc.	114,200	1,130,580

Internet software & services: 4.17%
Digital River, Inc.*	36,000	1,157,760
IntraLinks Holdings, Inc.*	45,700	789,696
RightNow Technologies, Inc.*	35,300	1,143,720
ValueClick, Inc.*	105,800	1,756,280

		4,847,456

Life sciences tools & services: 2.23%
Bio-Rad Laboratories, Inc., Class A*	21,700	2,590,112

UBS Small-Cap Equity Relationship Fund
Portfolio of investments

June 30, 2011 (unaudited)

	Shares	Value

Common stocks—(concluded)
Machinery: 4.80%
CIRCOR International, Inc.	27,100	$1,160,693
Greenbrier Cos, Inc.*	50,800	1,003,808
Kaydon Corp.	34,800	1,298,736
Meritor, Inc.*	60,000	962,400
Pall Corp.	20,400	1,147,092

		5,572,729

Media: 4.03%
Cinemark Holdings, Inc.	82,600	1,710,646
ReachLocal, Inc.*[1]	45,600	949,848
Valassis Communications, Inc.*	66,800	2,024,040

		4,684,534

Personal products: 1.20%
Prestige Brands Holdings, Inc.*	108,761	1,396,491

Real estate investment trust (REIT): 8.45%
American Campus Communities, Inc.	22,400	795,648
Campus Crest Communities, Inc.	157,200	2,034,168
Cypress Sharpridge Investments, Inc.	107,800	1,380,918
Entertainment Properties Trust	27,100	1,265,570
Hudson Pacific Properties, Inc.	90,300	1,402,359
Invesco Mortgage Capital, Inc.	62,000	1,310,060
Summit Hotel Properties, Inc.	143,300	1,626,455

		9,815,178

Semiconductors & semiconductor equipment: 0.57%
ON Semiconductor Corp.*	63,000	659,610

Software: 7.68%
Blackboard, Inc.*	24,100	1,045,699
Cadence Design Systems, Inc.*	114,600	1,210,176
NICE Systems Ltd. ADR*	28,000	1,018,080
Nuance Communications, Inc.*	69,400	1,490,018
RealPage, Inc.*	33,500	886,745
Solera Holdings, Inc.	20,500	1,212,780
SS&C Technologies Holdings, Inc.*	61,000	1,212,070
Websense, Inc.*	32,700	849,219

		8,924,787
	Shares	Value

Specialty retail: 2.44%
Children’s Place Retail Stores, Inc.*	28,600	$1,272,414
PetSmart, Inc.	34,400	1,560,728

		2,833,142

Textiles, apparel & luxury goods: 2.21%
Movado Group, Inc.	80,104	1,370,579
Skechers U.S.A., Inc., Class A*	82,500	1,194,600

		2,565,179

Thrifts & mortgage finance: 1.08%
Brookline Bancorp, Inc.	135,800	1,258,866

Trading companies & distributors: 2.70%
Beacon Roofing Supply, Inc.*	41,300	942,466
Interline Brands, Inc.*	54,329	998,024
United Rentals, Inc.*	47,200	1,198,880

		3,139,370

Total common stocks
(cost $92,923,886)		111,953,023

Short-term investment: 3.48%
Investment company: 3.48%
UBS Cash Management Prime
Relationship Fund[2]
(cost $4,044,354)	4,044,354	4,044,354

Investment of cash collateral from
securities loaned: 3.14%
UBS Private Money Market Fund LLC[2]
(cost $3,648,310)	3,648,310	3,648,310

Total investments: 102.97%
(cost $100,616,550)		119,645,687

Liabilities, in excess of cash and
other assets: (2.97)%		(3,453,821)

Net assets: 100.00%		$116,191,866

UBS Small-Cap Equity Relationship Fund
Portfolio of investments

June 30, 2011 (unaudited)
Concluded

Notes to portfolio of investments
Aggregate cost for federal income tax purposes was substantially the same as for book purposes; and net unrealized appreciation consisted of:
Gross unrealized appreciation	$22,757,918
Gross unrealized depreciation	(3,728,781)

Net unrealized appreciation of investments	$19,029,137

For a listing of defined portfolio acronyms and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 130.

*	Non-income producing security.
[1]	Security, or portion thereof, was on loan at June 30, 2011.
[2]	The table below details the Fund’s investments in funds advised by the same advisor as the Fund. The advisor does not earn a management fee from the affiliated UBS Relationship Fund.
					Income
		Purchases	Sales		earned from
		during the	during the		affiliate for the
		six months	six months		six months
	Value	ended	ended	Value	ended
Security description	12/31/10	06/30/11	06/30/11	06/30/11	06/30/11

UBS Cash Management Prime Relationship Fund	$6,367,744	$19,150,513	$21,473,903	$4,044,354	$5,441

UBS Private Money Market Fund LLC[a]	4,577,175	23,351,654	24,280,519	3,648,310	687

	$10,944,919	$42,502,167	$45,754,422	$7,692,664	$6,128

[a]	The advisor does earn a management fee from this affiliated fund, and any income earned is net of expenses. Please see the Notes to financial statements for further information.

The following is a summary of the inputs used as of June 30, 2011 in valuing the Fund’s investments:

Measurements at 06/30/11

	Unadjusted quoted
	prices in active
	markets for	Other significant	Unobservable
	identical investments	observable inputs	inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Common stocks	$111,953,023	$—	$—	$111,953,023

Short-term investment	—	4,044,354	—	4,044,354

Investment of cash collateral from securities loaned	—	3,648,310	—	3,648,310

Total	$111,953,023	$7,692,664	$—	$119,645,687

See accompanying notes to financial statements.	45

UBS U.S. Equity Alpha Relationship Fund

Portfolio performance
For the six months ended June 30, 2011, UBS U.S. Equity Alpha Relationship Fund (the “Fund”) returned 5.28%, while the Fund’s benchmark, the Russell 1000 Index (the “Index”), returned 6.37%. (Please note that the Fund’s returns do not reflect the deduction of taxes that an investor would pay on the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.) For a detailed commentary on the market environment in general during the reporting period, see page 3.

The Fund produced a solid absolute return, but lagged the Index. Stock selection, notably in the financials sector, was negative for the Fund’s relative performance, whereas industry allocation was a positive for results.

Portfolio performance summary
What worked

•	Stock selection in the health care sector was positive for performance. A number of the Fund’s holdings generated strong returns and boosted performance.

	–	UnitedHealth Group, a diversified health care benefits company, was among the largest contributors to the Fund’s performance during the reporting period. (For additional details, see “Portfolio highlights.”)

	–	Biopharmaceutical company Pharmasset performed well. Its shares gained momentum after reports surfaced that the company’s two-pill combination treatment for hepatitis C was successful for 94% of patients after two weeks.

	–	Another of the Fund’s biopharmaceutical holdings, Acorda Therapeutics, generated strong results. We continue to feel that its shares are attractively valued. (For additional details, see “Portfolio highlights.”)

•	The Fund’s holdings in the materials sector contributed to performance. Among these was Celanese, a global, integrated producer of chemical products. The company announced that it had engineered a cost-efficient process to produce ethanol from traditional hydrocarbons. It’s believed that this process could be used as a substitute for corn in the production of ethanol.

•	Several stock selection decisions added to relative performance.

	–	National Semiconductor[1] was a leading contributor to the Fund’s performance during the reporting period. In April 2011, Texas Instruments offered to purchase this information technology firm for $25 a share in a deal that was nearly 80% above the previous close of National Semiconductor’s share price.

	–	Shares of information technology company Autodesk rose sharply, as demand for its design software increased and its earnings exceeded expectations. We later sold this position after benefiting from its very good performance and reinvested the proceeds into higher alpha investment opportunities.

	–	Lamar Advertising is a leading provider of billboard advertising in the US. The Fund’s short position was beneficial when the company’s share price declined. We instituted this short, given our expectations that companies would move away from large billboard advertising dollars, in favor of new media advertising channels.

•	Industry allocations, overall, were a positive for the period. Industry weightings enhanced the Fund’s results during the reporting period. In particular, overweights to healthcare and consumer staples, and an underweight to information technology, were rewarded.

UBS U.S. Equity Alpha Relationship Fund

What didn’t work

•	The Fund’s holdings in the financials sector were the main driver of underperformance versus the Index. While the Fund benefited from its underweight exposure to financials, this was more than offset by weak stock selection in the sector.

Examples of Fund holdings that performed poorly were Morgan Stanley, Goldman Sachs and Wells Fargo. Uncertainties regarding new financial regulations and the potential impact on future earnings dragged down the share prices of these companies. We remain confident in the stocks that we own in the financials sector, as we feel they offer the potential to outperform over the long run.

•	A number of individual holdings generated weak returns.

	–	Hewlett-Packard was a negative contributor to relative returns as its shares declined. (For additional details, see “Portfolio highlights.”)

	–	Networking leader Cisco Systems performed poorly during the reporting period as its earnings did not meet expectations, and it provided disappointing guidance for future earnings. (For additional details, see “Portfolio highlights.”)

	–	An underweight to Netflix detracted from relative performance as its share price moved sharply higher over the reporting period. (For additional details, see “Portfolio highlights.”)

•		Several Industry group weightings subtracted from performance. In aggregate, industry positioning was modestly positive for performance. However, an underweight to the telecommunication services sector detracted from results.

Portfolio highlights

•	UnitedHealth Group benefited as sentiment toward managed care stocks has improved now that investors are more comfortable with health care reform legislation. Within the managed care company universe, we feel that UnitedHealth Group has among the most desirable mix of assets, with exposure to each of the key growth segments: Medicare, Medicaid and Pharmacy Benefit Management. Wall Street analysts have been increasing their earnings estimates for the company. Additionally, UnitedHealth Group received high scores in the American Medical Association’s 2011 National Health Insurer Report Card.

•	Acorda Therapeutics is engaged in the identification, development and commercialization of therapies that improve neurological functioning in people with multiple sclerosis (MS), spinal cord injury and other disorders of the nervous system. In January 2010, the US Food and Drug Administration (FDA) approved Acorda Therapeutics’ product, Ampyra, a treatment to improve walking in patients with MS. We believe that sales of Ampyra will surpass expectations, and that the company could become an acquisition candidate.

•	Rising oil prices and the increasing number of US oil rigs helped to move Baker Hughes’[1] share price higher during the reporting period. Even though there continues to be delays in permitting new offshore work in the Gulf of Mexico, the company has benefited from an increasing amount of wells drilled in the shallow waters of the Gulf.

•	Shares of Hewlett-Packard moved sharply lower after CEO Mark Hurd resigned amid allegations of misconduct. In addition, there were uncertainties regarding the new CEO’s ability to execute his strategy. We continue to own Hewlett-Packard, as we like the sustainability of its revenue streams, including Hewlett-Packard’s high-margin ink cartridge business.

[1] As of June 30, 2011, this position was no longer held by the Fund.

UBS U.S. Equity Alpha Relationship Fund

•	Cisco Systems, a global leader in network communications, detracted from performance. Concerns regarding potential cuts in US government spending, along with fears that Cisco Systems’ margins would be negatively impacted by increased foreign competition, dragged its share price lower. We still have confidence in the long-term prospects for the company, as router and bandwidth needs should remain robust in our ever increasing digital world.

•	Netflix was among the top-performing stocks during the reporting period. Therefore, the Fund’s underweight position was a negative for relative results. The number of subscribers to the company’s on-demand Internet streaming video service soared during the period, which helped to drive its stock price higher. The short position was taken as the company’s costs continue to exceed its revenues. In addition, Netflix could experience rising costs and lower margins in the future as content providers renegotiate their contracts with the company.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended June 30, 2011. The views and opinions in the letter were current as of August 15, 2011. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent.

UBS U.S. Equity Alpha Relationship Fund

Average annual total returns for periods ended June 30, 2011 (unaudited)

	6 months	1 year	5 years	Inception[1]

UBS U.S. Equity Alpha Relationship Fund	5.28%	29.24%	2.19%	3.08%

Russell 1000 Index[2]	6.37%	31.93%	3.30%	3.86%

[1]	Inception date of UBS U.S. Equity Alpha Relationship Fund is September 20, 2005.
[2]	The Russell 1000 Index is designed to measure the performance of the large-cap segment of the US equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 92% of the Russell 3000 Index. The Russell 1000 Index is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to ensure new and growing equities are reflected. Investors should note that indices do not reflect the deduction of fees and expenses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted.

UBS U.S. Equity Alpha Relationship Fund

Top 10 equity holdings (unaudited)[1,2]
As of June 30, 2011
% of net assets

Exxon Mobil Corp.	5.2%
Apple, Inc.	3.5
PepsiCo, Inc.	3.0
Johnson & Johnson	2.8
General Dynamics Corp.	2.7
Kraft Foods, Inc., Class A	2.6
Time Warner, Inc.	2.6
JPMorgan Chase & Co.	2.5
Wells Fargo & Co.	2.5
Adobe Systems, Inc.	2.4

Total	29.8%

[1]	Only long positions are considered for top ten holdings.
[2]	Figures represent the direct investments of UBS U.S. Equity Alpha Relationship Fund. Figures could be different if a breakdown of the underlying investment company was included.

UBS U.S. Equity Alpha Relationship Fund

Industry diversification (unaudited)[1]
As a percentage of net assets
as of June 30, 2011

Common stocks
Aerospace & defense	4.78%
Air freight & logistics	1.42
Airlines	1.25
Automobiles	1.71
Beverages	2.97
Biotechnology	3.07
Capital markets	2.99
Chemicals	1.17
Commercial banks	3.88
Communications equipment	3.71
Computers & peripherals	5.30
Construction materials	0.72
Diversified consumer services	0.78
Diversified financial services	4.90
Electric utilities	5.78
Energy equipment & services	3.34
Food & staples retailing	3.52
Food products	2.57
Health care equipment & supplies	4.67
Health care providers & services	3.28
Health care technology	0.29
Hotels, restaurants & leisure	3.38
Household durables	1.13
Household products	2.27
Insurance	3.15
Internet & catalog retail	1.67
IT services	2.11
Life sciences tools & services	0.66
Machinery	3.65
Media	6.52
Metals & mining	0.60
Oil, gas & consumable fuels	9.47
Personal products	1.16
Pharmaceuticals	6.99
Real estate investment trust (REIT)	1.18
Road & rail	2.90
Semiconductors & semiconductor equipment	2.25
Software	4.23
Specialty retail	1.25

Total common stocks	116.67%
Investment company
SPDR S&P 500 ETF Trust	1.76%
Short-term investment	0.48

Total investments before
investments sold short	118.91%

Investments sold short
Common stocks
Aerospace & defense	(0.92)
Beverages	(0.47)
Computers & peripherals	(0.47)
Diversified telecommunication services	(0.79)
Energy equipment & services	(0.83)
Food products	(0.74)
Health care providers & services	(0.99)
Hotels, restaurants & leisure	(0.62)
Household products	(0.67)
Insurance	(0.68)
Internet & catalog retail	(0.54)
IT services	(0.50)
Media	(1.00)
Multiline retail	(1.90)
Multi-utilities	(1.80)
Oil, gas & consumable fuels	(0.85)
Pharmaceuticals	(0.72)
Semiconductors & semiconductor equipment	(1.97)
Software	(1.34)
Specialty retail	(0.75)
Trading companies & distributors	(0.76)
Water utilities	(1.22)

Total investments sold short	(20.53)%

Total investments, net of investments sold short	98.38
Cash and other assets, less liabilities	1.62

Net assets	100.00%

[1]	Figures represent the industry breakdown of direct investments of UBS U.S. Equity Alpha Relationship Fund. Figures would be different if a breakdown of the underlying investment company’s industry diversification was included.

UBS U.S. Equity Alpha Relationship Fund
Portfolio of investments

June 30, 2011 (unaudited)

	Shares	Value

Common stocks: 116.67%
Aerospace & defense: 4.78%
Boeing Co.[1]	66,500	$4,916,345
General Dynamics Corp.[1]	86,300	6,431,076

		11,347,421

Air freight & logistics: 1.42%
FedEx Corp.[1]	35,600	3,376,660

Airlines: 1.25%
Southwest Airlines Co.[1]	259,200	2,960,064

Automobiles: 1.71%
General Motors Co.*[1]	133,800	4,062,168

Beverages: 2.97%
PepsiCo, Inc.[1]	100,100	7,050,043

Biotechnology: 3.07%
Acorda Therapeutics, Inc.*[1]	42,600	1,376,406
Alexion Pharmaceuticals, Inc.*[1]	40,500	1,904,715
Amgen, Inc.*[1]	35,100	2,048,085
Amylin Pharmaceuticals, Inc.*[1]	48,500	647,960
Pharmasset, Inc.*[1]	11,700	1,312,740

		7,289,906

Capital markets: 2.99%
Goldman Sachs Group, Inc.[1]	29,500	3,926,155
Morgan Stanley[1]	137,500	3,163,875

		7,090,030

Chemicals: 1.17%
Celanese Corp., Series A1	52,200	2,782,782

Commercial banks: 3.88%
US Bancorp[1]	130,300	3,323,953
Wells Fargo & Co.[1]	210,100	5,895,406

		9,219,359

Communications equipment: 3.71%
Cisco Systems, Inc.[1]	223,300	3,485,713
QUALCOMM, Inc.[1]	93,600	5,315,544

		8,801,257

Computers & peripherals: 5.30%
Apple, Inc.*[1]	25,100	8,425,317
Hewlett-Packard Co.[1]	114,000	4,149,600

		12,574,917

Construction materials: 0.72%
Vulcan Materials Co.	44,600	1,718,438
	Shares	Value

Diversified consumer services: 0.78%
Apollo Group, Inc., Class A*[1]	42,600	$1,860,768

Diversified financial services: 4.90%
Citigroup, Inc.[1]	137,150	5,710,926
JPMorgan Chase & Co.[1]	144,600	5,919,924

		11,630,850

Electric utilities: 5.78%
American Electric Power Co., Inc.[1]	75,700	2,852,376
Edison International[1]	92,900	3,599,875
FirstEnergy Corp.[1]	77,000	3,399,550
NextEra Energy, Inc.[1]	67,400	3,872,804

		13,724,605

Energy equipment & services: 3.34%
Ensco PLC ADR	62,500	3,331,250
Noble Corp.[1]	116,300	4,583,383

		7,914,633

Food & staples retailing: 3.52%
Kroger Co.[1]	218,900	5,428,720
Wal-Mart Stores, Inc.	55,200	2,933,328

		8,362,048

Food products: 2.57%
Kraft Foods, Inc., Class A1	173,100	6,098,313

Health care equipment & supplies: 4.67%
Baxter International, Inc.[1]	67,600	4,035,044
Covidien PLC[1]	50,769	2,702,434
Medtronic, Inc.[1]	112,600	4,338,478

		11,075,956

Health care providers & services: 3.28%
HCA Holdings, Inc.*[1]	90,100	2,973,300
UnitedHealth Group, Inc.[1]	93,100	4,802,098

		7,775,398

Health care technology: 0.29%
Emdeon, Inc., Class A*[1]	52,520	689,062

Hotels, restaurants & leisure: 3.38%
Carnival Corp.[1]	114,500	4,308,635
International Game Technology[1]	210,900	3,707,622

		8,016,257

Household durables: 1.13%
Fortune Brands, Inc.[1]	42,000	2,678,340

UBS U.S. Equity Alpha Relationship Fund
Portfolio of investments

June 30, 2011 (unaudited)

	Shares	Value

Common stocks—(concluded)
Household products: 2.27%
Colgate-Palmolive Co.[1]	61,700	$5,393,197

Insurance: 3.15%
Aflac, Inc.[1]	60,500	2,824,140
MetLife, Inc.[1]	105,800	4,641,446

		7,465,586

Internet & catalog retail: 1.67%
Amazon.com, Inc.*[1]	19,400	3,967,106

IT services: 2.11%
Visa, Inc., Class A1	59,500	5,013,470

Life sciences tools & services: 0.66%
Bio-Rad Laboratories, Inc., Class A*[1]	13,100	1,563,616

Machinery: 3.65%
Illinois Tool Works, Inc.[1]	96,800	5,468,232
PACCAR, Inc.[1]	62,400	3,188,016

		8,656,248

Media: 6.52%
Comcast Corp., Class A1	177,800	4,505,452
Time Warner, Inc.[1]	166,900	6,070,153
Viacom, Inc., Class B1	95,900	4,890,900

		15,466,505

Metals & mining: 0.60%
Steel Dynamics, Inc.[1]	86,900	1,412,125

Oil, gas & consumable fuels: 9.47%
EOG Resources, Inc.[1]	31,800	3,324,690
Exxon Mobil Corp.[1]	152,800	12,434,864
Hess Corp.[1]	31,300	2,339,988
Ultra Petroleum Corp.*[1]	95,700	4,383,060

		22,482,602

Personal products: 1.16%
Avon Products, Inc.[1]	98,300	2,752,400

Pharmaceuticals: 6.99%
Allergan, Inc.[1]	42,000	3,496,500
Johnson & Johnson[1]	101,300	6,738,476
Merck & Co., Inc.[1]	148,200	5,229,978
Teva Pharmaceutical
Industries Ltd. ADR	23,400	1,128,348

		16,593,302

Real estate investment trust (REIT): 1.18%
Annaly Capital Management, Inc.	155,100	2,798,004
	Shares	Value

Road & rail: 2.90%
Hertz Global Holdings, Inc.*[1]	239,700	$3,806,436
Norfolk Southern Corp.	41,200	3,087,116

		6,893,552

Semiconductors & semiconductor equipment: 2.25%
Broadcom Corp., Class A*[1]	88,500	2,977,140
Intersil Corp., Class A1	183,300	2,355,405

		5,332,545

Software: 4.23%
Adobe Systems, Inc.*[1]	183,200	5,761,640
Symantec Corp.*[1]	217,400	4,287,128

		10,048,768

Specialty retail: 1.25%
GameStop Corp., Class A*[1]	111,000	2,960,370

Total common stocks
(cost $245,738,648)		276,898,671

Investment company: 1.76%
SPDR S&P 500 ETF Trust
(cost $4,214,829)	31,500	4,157,055

Short-term investment: 0.48%
Investment company: 0.48%
UBS Cash Management Prime
Relationship Fund[2]
(cost $1,146,448)	1,146,448	1,146,448

Total investments before
investments sold short: 118.91%
(cost $251,099,925)		282,202,174

Investments sold short: (20.53)%
Common stocks: (20.53)%
Aerospace & defense: (0.92)%
Goodrich Corp.	(22,800)	(2,177,400)

Beverages: (0.47)%
Constellation Brands, Inc., Class A	(53,300)	(1,109,706)

Computers & peripherals: (0.47)%
NetApp, Inc.	(20,900)	(1,103,102)

Diversified telecommunication services: (0.79)%
CenturyLink, Inc.	(46,594)	(1,883,796)

Energy equipment & services: (0.83)%
Halliburton Co.	(38,800)	(1,978,800)

UBS U.S. Equity Alpha Relationship Fund
Portfolio of investments

June 30, 2011 (unaudited)

	Shares	Value

Investments sold short—(concluded)
Common stocks—(concluded)
Food products: (0.74)%
Smithfield Foods, Inc.	(79,900)	$(1,747,413)

Health care providers & services: (0.99)%
Bio-Reference Labs, Inc.	(39,300)	(821,370)
Humana, Inc.	(18,800)	(1,514,152)

		(2,335,522)

Hotels, restaurants & leisure: (0.62)%
Starwood Hotels & Resorts
Worldwide, Inc.	(26,400)	(1,479,456)

Household products: (0.67)%
Church & Dwight Co., Inc.	(39,300)	(1,593,222)

Insurance: (0.68)%
Travelers Cos., Inc.	(27,400)	(1,599,612)

Internet & catalog retail: (0.54)%
Netfflix, Inc.	(4,900)	(1,287,181)

IT services: (0.50)%
Cognizant Technology Solutions
Corp., Class A	(16,300)	(1,195,442)

Media: (1.00)%
Discovery Communications, Inc.,
Class A	(28,800)	(1,179,648)
Lamar Advertising Co., Class A	(43,700)	(1,196,069)

		(2,375,717)

Multiline retail: (1.90)%
Dollar General Corp.	(54,500)	(1,847,005)
JC Penney Co., Inc.	(45,400)	(1,568,116)
Sears Holdings Corp.	(15,400)	(1,100,176)

		(4,515,297)

Multi-utilities: (1.80)%
Consolidated Edison, Inc.	(33,400)	(1,778,216)
Integrys Energy Group, Inc.	(28,300)	(1,467,072)
NSTAR	(22,500)	(1,034,550)

		(4,279,838)
	Shares	Value

Oil, gas & consumable fuels: (0.85)%
Pioneer Natural Resources Co.	(22,500)	$(2,015,325)

Pharmaceuticals: (0.72)%
Eli Lilly & Co.	(45,200)	(1,696,356)

Semiconductors & semiconductor equipment: (1.97)%
Altera Corp.	(40,600)	(1,881,810)
Novellus Systems, Inc.	(49,700)	(1,796,158)
NVIDIA Corp.	(62,400)	(994,344)

		(4,672,312)

Software: (1.34)%
BMC Software, Inc.	(40,000)	(2,188,000)
Compuware Corp.	(100,900)	(984,784)

		(3,172,784)

Specialty retail: (0.75)%
O’Reilly Automotive, Inc.	(27,300)	(1,788,423)

Trading companies & distributors: (0.76)%
WW Grainger, Inc.	(11,800)	(1,813,070)

Water utilities: (1.22)%
American Water Works Co., Inc.	(53,600)	(1,578,520)
Aqua America, Inc.	(60,300)	(1,325,394)

		(2,903,914)

Total investments sold short
(proceeds $38,303,208)		(48,723,688)

Total investments, net of
investments sold short: 98.38%		233,478,486

Cash and other assets,
less liabilities: 1.62%		3,855,918

Net assets: 100.00%		$237,334,404

UBS U.S. Equity Alpha Relationship Fund
Portfolio of investments

June 30, 2011 (unaudited) Concluded

Notes to portfolio of investments
Aggregate cost for federal income tax purposes, before investments sold short, was substantially the same as for book purposes; and net unrealized appreciation consisted of:
Gross unrealized appreciation	$37,657,351
Gross unrealized depreciation	(6,555,102)

Net unrealized appreciation of investments	$31,102,249

For a listing of defined portfolio acronyms and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 130.

*	Non-income producing security.
[1]	All or a portion of these securities have been delivered to cover open short positions.
[2]	The table below details the Fund’s investments in a fund that is advised by the same advisor as the Fund. The advisor does not earn a management fee from the affiliated UBS Relationship Fund.

Income
		Purchases	Sales		earned from
		during the	during the		affiliate for the
		six months	six months		six months
	Value	ended	ended	Value	ended
Security description	12/31/10	06/30/11	06/30/11	06/30/11	06/30/11

UBS Cash Management Prime
Relationship Fund	$2,363,512	$47,380,723	$48,597,787	$1,146,448	$2,264

The following is a summary of the inputs used as of June 30, 2011 in valuing the Fund’s investments:

Measurements at 06/30/11

	Unadjusted quoted
	prices in active
	markets for	Other significant	Unobservable
	identical investments	observable inputs	inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Common stocks	$276,898,671	$—	$—	$276,898,671

Common stocks sold short	(48,723,688)	—	—	(48,723,688)

Investment company	4,157,055	—	—	4,157,055

Short-term investment	—	1,146,448	—	1,146,448

Total	$232,332,038	$1,146,448	—	$233,478,486

See accompanying notes to financial statements.	55

UBS U.S. Large Cap Equity Relationship Fund

Portfolio performance
For the six months ended June 30, 2011, UBS U.S. Large Cap Equity Relationship Fund (the “Fund”) returned 5.68%, while the Fund’s benchmark, the Russell 1000 Index (the “Index”), returned 6.37%. (Please note that the Fund’s returns do not reflect the deduction of taxes that an investor would pay on the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.) For a detailed commentary on the market environment in general during the reporting period, see page 3.

The Fund produced a solid absolute return, but lagged the Index. Stock selection, notably in the financials sector, was negative for the Fund’s relative performance, whereas industry allocation was a positive for results.

Portfolio performance summary
What worked

•	Stock selection in the health care sector was positive for performance. A number of the Fund’s holdings generated strong returns, boosting its performance.

	–	UnitedHealth Group, a diversified health care benefits company, was among the largest contributors to the Fund’s performance during the reporting period. (For additional details, see “Portfolio highlights.”)

	–	Biopharmaceutical company Pharmasset performed well as its shares gained momentum after reports surfaced that the company’s two-pill combination treatment for hepatitis C was successful for 94% of patients after two weeks.

	–	Another of the Fund’s biopharmaceutical holdings, Acorda Therapeutics, generated strong results. We continue to feel that its shares are attractively valued. (For additional details, see “Portfolio highlights.”)

•	The Fund’s holdings in the materials sector contributed to performance. One noteworthy performer was Celanese, a global, integrated producer of chemical products. The company announced that it had engineered a cost-efficient process to produce ethanol from traditional hydrocarbons. It’s believed that this process could be used as a substitute for corn in the production of ethanol.

•	Several stock selection decisions added to relative performance.

	–	National Semiconductor[1] was a leading contributor to the Fund’s performance during the reporting period. In April 2011, Texas Instruments offered to purchase this information technology firm for $25 a share, in a deal that was, at that time, nearly 80% above National Semiconductor’s share price.

	–	Not owning Bank of America was a positive for relative performance, as its shares declined during the reporting period. (For additional details, see “Portfolio highlights.”)

•	Industry allocations, overall, were positive for the period. Industry weightings, which are a by-product of our bottom-up stock selection process, enhanced the Fund’s results during the reporting period. In particular, an overweight to health care, combined with underweights to financials and consumer staples, were rewarded.

What didn’t work

•	The Fund’s holdings in the financials sector were the main driver of underperformance versus the Index. While the Fund benefited from its underweight exposure to financials, this was more than offset by weak returns generated by several stocks in the portfolio. Examples of Fund holdings that performed poorly were Morgan Stanley, Goldman Sachs and Wells Fargo. Uncertainties regarding new financial regulations and the potential impact on

[1]	As of June 30, 2011, this position was no longer held by the Fund.

UBS U.S. Large Cap Equity Relationship Fund

future earnings dragged down the share prices of these companies. We remain confident in the stocks that we own in the financials sector, as we feel they offer the potential to outperform over the long run.

•	Several stocks in the energy sector detracted from the Fund’s results. Ultra Petroleum and EOG Resources were both negatively impacted as natural gas prices remained weak. We expect to see firming prices as the economic recovery continues.

•	A number of individual holdings generated weak returns.

	–	Hewlett-Packard was a negative contributor to relative returns as its shares fell. (For additional details, see “Portfolio highlights.”)

	–	Networking leader Cisco Systems performed poorly during the reporting period as its earnings did not meet expectations and it provided disappointing guidance for future earnings. (For additional details, see “Portfolio highlights.”)

	–	Carnival Corp., a leading cruise line operator was among the Fund’s leading detractors over the reporting period. (For additional details, see “Portfolio highlights.”)

•	Several industry group weightings subtracted from performance. In aggregate, industry positioning was positive for performance. However, an underweight to the telecommunication services sector detracted from results.

Portfolio highlights

•	UnitedHealth Group benefited as sentiment toward managed care stocks has improved now that investors are more comfortable with health care reform legislation. Among the managed care companies, we feel that UnitedHealth Group has among the most desirable mix of assets, with exposure to each of the key growth segments: Medicare, Medicaid and Pharmacy Benefit Management. Wall Street analysts have been increasing their earnings estimates for the company. Additionally, UnitedHealth Group received high scores in the American Medical Association’s 2011 National Health Insurer Report Card.

•	Acorda Therapeutics is engaged in the identification, development and commercialization of therapies that improve neurological functioning in people with multiple sclerosis (MS), spinal cord injury and other disorders of the nervous system. In January 2010, the US Food and Drug Administration (FDA) approved Acorda Therapeutics product Ampyra, a treatment to improve walking in patients with MS. We feel that sales of Ampyra will surpass expectations and that the company could be an acquisition candidate.

•	Bank of America, a large diversified financial services firm, performed poorly during the reporting period. While we like the long-term prospects for a number of financial companies, we did not own Bank of America given our concerns regarding its mortgage portfolio. In June, the company agreed to pay $8.5 billion to settle claims that mortgage-backed securities sold by its Countrywide unit were misrepresented. Another headwind facing the company are ongoing execution issues regarding the integration of Merrill Lynch under the Bank of America umbrella of businesses.

•	Shares of Hewlett-Packard moved sharply lower after CEO Mark Hurd resigned amid allegations of misconduct. In addition, there were uncertainties regarding the new CEO’s ability to execute his strategy. We continue to own Hewlett-Packard, as we like the sustainability of its revenue streams, including Hewlett-Packard’s high margin ink cartridge business.

•	Cisco Systems, a global leader in network communications, detracted from performance. Concerns regarding potential cuts in US government spending, along with fears that Cisco Systems’ margins would be negatively

UBS U.S. Large Cap Equity Relationship Fund

impacted by increased foreign competition dragged its shares lower. We still have confidence in the long-term prospects for the company as router and bandwidth needs should remain robust in our ever increasing digital world.

•	Carnival Corp.’s profitability is vulnerable to rising oil prices. Given the geopolitical issues in the Middle East and Northern Africa, oil prices moved sharply higher during the first quarter of 2011, which negatively impacted Carnival’s stock. While oil prices moderated somewhat in the second quarter, it was not enough to overcome the earlier weakness in its share price. In addition, there were questions about management’s price discipline and concerns regarding future booking as global economic growth decelerated.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended June 30, 2011. The views and opinions in the letter were current as of August 15, 2011. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent.

UBS U.S. Large Cap Equity Relationship Fund

Average annual total returns for periods ended June 30, 2011 (unaudited)

	6 months	1 year	5 years	10 years

UBS U.S. Large Cap Equity Relationship Fund	5.68%	30.89%	2.44%	4.80%

Russell 1000 Index[1]	6.37%	31.93%	3.30%	3.21%

[1]	The Russell 1000 Index is designed to measure the performance of the large-cap segment of the US equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 92% of the Russell 3000 Index. The Russell 1000 Index is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to ensure new and growing equities are reflected. Investors should note that indices do not reflect the deduction of fees and expenses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted.

UBS U.S. Large Cap Equity Relationship Fund

Top 10 equity holdings (unaudited)
As of June 30, 2011
% of net assets

Exxon Mobil Corp.	4.4%
Apple, Inc.	3.1
Johnson & Johnson	2.6
General Dynamics Corp.	2.5
JPMorgan Chase & Co.	2.4
PepsiCo, Inc.	2.3
Citigroup, Inc.	2.2
Kraft Foods, Inc., Class A	2.2
Illinois Tool Works, Inc.	2.2
Visa, Inc., Class A	2.1

Total	26.0%

Industry diversification (unaudited)
As a percentage of net assets
as of June 30, 2011

Common stocks
Aerospace & defense	4.34%
Air freight & logistics	1.35
Airlines	1.22
Automobiles	1.48
Beverages	2.32
Biotechnology	3.07
Capital markets	3.06
Chemicals	1.22
Commercial banks	3.44
Communications equipment	3.21
Computers & peripherals	4.65
Construction materials	0.58
Diversified consumer services	0.70
Diversified financial services	4.59
Electric utilities	3.58
Energy equipment & services	2.89
Food & staples retailing	1.50
Food products	2.18
Health care equipment & supplies	3.43
Health care providers & services	2.48
Health care technology	0.30
Hotels, restaurants & leisure	2.92
Household products	2.05
Insurance	2.82
Internet & catalog retail	1.72
IT services	2.14
Life sciences tools & services	0.49
Machinery	3.33
Media	5.27
Oil, gas & consumable fuels	8.38
Personal products	1.23
Pharmaceuticals	5.95
Real estate investment trust (REIT)	0.94
Road & rail	2.49
Semiconductors & semiconductor equipment	1.98
Software	3.79
Specialty retail	1.01

Total common stocks	98.10%

Short-term investment	1.90

Total investments	100.00%

Liabilities, in excess of cash and other assets	0.00 [1]

Net assets	100.00%

[1] Amount represents less than 0.005%.

UBS U.S. Large Cap Equity Relationship Fund
Portfolio of investments

June 30, 2011 (unaudited)

	Shares	Value

Common stocks: 98.10%
Aerospace & defense: 4.34%
Boeing Co.	12,800	$946,304
General Dynamics Corp.	17,100	1,274,292

		2,220,596

Air freight & logistics: 1.35%
FedEx Corp.	7,300	692,405

Airlines: 1.22%
Southwest Airlines Co.	54,700	624,674

Automobiles: 1.48%
General Motors Co.*	25,000	759,000

Beverages: 2.32%
PepsiCo, Inc.	16,900	1,190,267

Biotechnology: 3.07%
Acorda Therapeutics, Inc.*	9,400	303,714
Alexion Pharmaceuticals, Inc.*	9,000	423,270
Amgen, Inc.*	7,600	443,460
Amylin Pharmaceuticals, Inc.*	8,400	112,224
Pharmasset, Inc.*	2,600	291,720

		1,574,388

Capital markets: 3.06%
Goldman Sachs Group, Inc.	6,600	878,394
Morgan Stanley	30,000	690,300

		1,568,694

Chemicals: 1.22%
Celanese Corp., Series A	11,700	623,727

Commercial banks: 3.44%
US Bancorp	27,100	691,321
Wells Fargo & Co.	38,200	1,071,892

		1,763,213

Communications equipment: 3.21%
Cisco Systems, Inc.	47,600	743,036
QUALCOMM, Inc.	15,900	902,961

		1,645,997

Computers & peripherals: 4.65%
Apple, Inc.*	4,800	1,611,216
Hewlett-Packard Co.	21,100	768,040

		2,379,256
	Shares	Value

Construction materials: 0.58%
Vulcan Materials Co.	7,700	$296,681

Diversified consumer services: 0.70%
Apollo Group, Inc., Class A*	8,200	358,176

Diversified financial services: 4.59%
Citigroup, Inc.	27,070	1,127,195
JPMorgan Chase & Co.	29,900	1,224,106

		2,351,301

Electric utilities: 3.58%
American Electric Power Co., Inc.	14,900	561,432
FirstEnergy Corp.	14,800	653,420
NextEra Energy, Inc.	10,800	620,568

		1,835,420

Energy equipment & services: 2.89%
Ensco PLC ADR	13,100	698,230
Noble Corp.	19,900	784,259

		1,482,489

Food & staples retailing: 1.50%
Kroger Co.	30,900	766,320

Food products: 2.18%
Kraft Foods, Inc., Class A	31,700	1,116,791

Health care equipment & supplies: 3.43%
Baxter International, Inc.	8,900	531,241
Covidien PLC	10,500	558,915
Medtronic, Inc.	17,300	666,569

		1,756,725

Health care providers & services: 2.48%
HCA Holdings, Inc.*	11,700	386,100
UnitedHealth Group, Inc.	17,100	882,018

		1,268,118

Health care technology: 0.30%
Emdeon, Inc., Class A*	11,500	150,880

Hotels, restaurants & leisure: 2.92%
Carnival Corp.	25,300	952,039
International Game Technology	30,800	541,464

		1,493,503

Household products: 2.05%
Colgate-Palmolive Co.	12,000	1,048,920

UBS U.S. Large Cap Equity Relationship Fund
Portfolio of investments

June 30, 2011 (unaudited)

	Shares	Value

Common stocks—(concluded)
Insurance: 2.82%
Aflac, Inc.	13,000	$606,840
MetLife, Inc.	19,100	837,917

		1,444,757

Internet & catalog retail: 1.72%
Amazon.com, Inc.*	4,300	879,307

IT services: 2.14%
Visa, Inc., Class A	13,000	1,095,380

Life sciences tools & services: 0.49%
Bio-Rad Laboratories, Inc., Class A*	2,100	250,656

Machinery: 3.33%
Illinois Tool Works, Inc.	19,600	1,107,204
PACCAR, Inc.	11,750	600,308

		1,707,512

Media: 5.27%
Comcast Corp., Class A	38,600	978,124
Time Warner, Inc.	28,400	1,032,908
Viacom, Inc., Class B	13,500	688,500

		2,699,532

Oil, gas & consumable fuels: 8.38%
EOG Resources, Inc.	7,400	773,670
Exxon Mobil Corp.	27,900	2,270,502
Hess Corp.	6,700	500,892
Ultra Petroleum Corp.*	16,300	746,540

		4,291,604

Personal products: 1.23%
Avon Products, Inc.	22,400	627,200

Pharmaceuticals: 5.95%
Allergan, Inc.	7,300	607,725
Johnson & Johnson	19,700	1,310,444
Merck & Co., Inc.	25,000	882,250
Teva Pharmaceutical Industries Ltd. ADR	5,100	245,922

		3,046,341
	Shares	Value

Real estate investment trust (REIT): 0.94%
Annaly Capital Management, Inc.	26,800	$483,472

Road & rail: 2.49%
Hertz Global Holdings, Inc.*	41,100	652,668
Norfolk Southern Corp.	8,300	621,919

		1,274,587

Semiconductors & semiconductor equipment: 1.98%
Broadcom Corp., Class A*	14,800	497,872
Intersil Corp., Class A	40,200	516,570

		1,014,442

Software: 3.79%
Adobe Systems, Inc.*	34,700	1,091,315
Symantec Corp.*	43,100	849,932

		1,941,247

Specialty retail: 1.01%
GameStop Corp., Class A*	19,400	517,398

Total common stocks
(cost $44,431,274)		50,240,976

Short-term investment: 1.90%
Investment company: 1.90%
UBS Cash Management Prime
Relationship Fund[1]
(cost $975,542)	975,542	975,542

Total investments: 100.00%
(cost $45,406,816)		51,216,518

Cash and other assets,
less liabilities: 0.00%[2]		899

Net assets: 100.00%		$51,217,417

UBS U.S. Large Cap Equity Relationship Fund
Portfolio of investments

June 30, 2011 (unaudited) Concluded

Notes to portfolio of investments
Aggregate cost for federal income tax purpose was substantially the same as for book purposes; and net unrealized appreciation consisted of:
Gross unrealized appreciation	$7,054,945
Gross unrealized depreciation	(1,245,243)

Net unrealized appreciation of investments	$5,809,702

For a listing of defined portfolio acronyms and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 130.

*	Non-income producing security.
[1]	The table below details the Fund’s investments in a fund that is advised by the same advisor as the Fund. The advisor does not earn a management fee from the affiliated UBS Relationship Fund.

Income
		Purchases	Sales		earned from
		during the	during the		affiliate for the
		six months	six months		six months
	Value	ended	ended	Value	ended
Security description	12/31/10	06/30/11	06/30/11	06/30/11	06/30/11

UBS Cash Management Prime Relationship Fund	$768,221	$5,365,834	$5,158,513	$975,542	$690

[2]	Amount represents less than 0.005%.

The following is a summary of the inputs used as of June 30, 2011 in valuing the Fund’s investments:

Measurements at 06/30/11

	Unadjusted quoted
	prices in active
	markets for	Other significant	Unobservable
	identical investments	observable inputs	inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Common stocks	$50,240,976	$—	$—	$50,240,976

Short-term investment	—	975,542	—	975,542

Total	$50,240,976	$975,542	$—	$51,216,518

See accompanying notes to financial statements.	63

UBS U.S. Large Cap Growth Equity Relationship Fund

Portfolio performance
For the six months ended June 30, 2011, UBS U.S. Large Cap Growth Equity Relationship Fund (the “Fund”) returned 8.79%, while the Fund’s benchmark, the Russell 1000 Growth Index (the “Index”), returned 6.83%. (Please note that the Fund’s returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.) For a detailed commentary on the market environment in general during the reporting period, see page 3.

The Fund’s outperformance was due primarily to stock selection.

Portfolio performance summary
What worked
•	Stock selection in the information technology sector made the strongest positive contribution to Fund performance.

	–	Sina Corporation is a provider of online media advertising, mobile services and social media in China. Its shares moved sharply higher during the reporting period, as its first quarter 2011 earnings exceeded expectations. This was due, in part, to strong advertising growth. The company also reported a significant increase in the number of subscribers to Weibo, a platform similar in style to Twitter. Longer-term, we believe the market opportunity for Weibo can eclipse that of the company’s traditional portal business, as subscribers increase their engagement with Weibo and advertisers integrate social marketing into traditional campaigns.

	–	Baidu Inc., the dominant Chinese Internet search engine and provider of online Internet advertising, generated strong results during the reporting period. (For details, see “Portfolio highlights.”)

	–	Not owning Cisco Systems, a global leader in network communications, was a positive for relative results. Its shares declined due to concerns regarding potential cuts in US government spending, along with fears that Cisco Systems’ margins would be negatively impacted by increased foreign competition.

•	Several health care names contributed positively to performance during the year.

	–	Watson Pharmaceuticals is engaged in the development, manufacturing, marketing, sale and distribution of generic, brand and biologic pharmaceutical products. Its shares performed well given strong demand for its generic products and due to market share gains for a number of its pharmaceuticals.

	–	Allergan is a specialty pharmaceutical company with a focus on dermatology and eye care. Sales of its flagship Botox product have increased sharply, and it continues to be developed for additional therapeutic applications, including migraine headaches. We continue to be overweight the stock, as we feel its current valuation does not adequately reflect its future growth and profitability potential.

•	Sector allocation decisions positively contributed to relative performance in a number of areas. The Fund’s sector allocations are a by-product of our bottom-up stock selection process. Overall, an overweight in consumer discretionary and underweights in energy and financials were beneficial for results during the reporting period.

What didn’t work

•	Several of the Fund’s energy stocks were negative for performance.

	–	Cimarex, a low-cost oil and gas producer with operations in the US, saw its share price decline over the period due to disappointing production growth. (For details, see “Portfolio highlights.”)

64

UBS U.S. Large Cap Growth Equity Relationship Fund

	–	Not owning Exxon Mobil, which is a large component in the benchmark, detracted from relative results as its shares performed well given rising oil prices. We prefer to own more specialized companies in the oil exploration and production and services industry. We feel that these companies are more reliant on their ability to execute on an opportunity, and less dependent upon the current price of oil for their future earnings growth.

•	A number of the Fund’s financial holdings detracted from results.

	–	Goldman Sachs is one of the largest bank holding companies in the US. Uncertainties regarding new financial regulations and the potential impact on future earnings dragged down its share price. Given ongoing uncertainty over regulation and new capital standards, we recognized that the company’s valuation may remain pressured. We therefore sold out of the position during the reporting period.

	–	CME Group performed poorly during the reporting period and detracted from the Fund’s performance. (For details, see “Portfolio highlights.”)

•		Sector allocations in several areas detracted from results. During the reporting period, having overweights in telecommunications services and information technology, and an underweight in consumer staples, were negative for the Fund’s relative performance.

Portfolio highlights

•		Baidu commands over 70% of the Chinese search market. It has been the largest beneficiary of US Internet company Google’s gradual withdrawal from China, due to censorship issues related to its Internet search business. With increased scale and faster than expected top line growth, the company continues to deliver improving operating margin expansion above market expectations. We view Baidu as one of the best opportunities to capitalize on increasing Internet advertising spending in the still nascent, but rapidly growing, Chinese Internet and e-commerce market.

•		Focus Media was one of the largest contributors to the Fund’s performance during the reporting period. Focus Media is a leading multi-platform digital media company with the largest out-of-home audiovisual digital display advertising network in China. It is also a leading provider of movie and outdoor billboards. We continue to believe the company has strong operating leverage and robust core revenue growth.

•		Google is the worldwide leader in Internet search volume. Its shares performed poorly during the period as investor concerns mounted over market share gains at Facebook, coupled with the prospect of lower global economic growth. We feel that Google’s shares are undervalued and that current price levels do not adequately reflect the company’s success in display advertising, its formidable search franchise and its success in mobile computing.

•		Cimarex is a low-cost oil and gas producer with operations in the US. The company saw its share price decline over the period due to disappointing production growth. We continue to like Cimarex’s focus on returns and its commitment to operating largely within its cash flow from operations. We think the company’s increased drilling activity in the Cana and the Permian shale basins should allow it to boost its production growth going forward. Overall, we think the stock remains attractive given the company’s low cost base, underdeveloped assets and a low valuation.

65

UBS U.S. Large Cap Growth Equity Relationship Fund

•

CME Group offers futures trading through its exchanges, and operates a counterparty clearing service. Its shares declined as trading volume from the company’s customers, which include hedge funds and banks, fell during the reporting period. However, we remain positive on CME Group’s long-term prospects. For one, the company benefits from high barriers to entry as the significant start-up costs associated with its industry have resulted in limited competition. In addition, we feel the company is well-positioned to benefit from a rebound in trading volumes as financial market activity and interest rate volatility picks up. Finally, CME Group, in our view, is trading at a highly attractive valuation.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended June 30, 2011. The views and opinions in the letter were current as of August 15, 2011. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent.

66

UBS U.S. Large Cap Growth Equity Relationship Fund

Average annual total returns for periods ended June 30, 2011 (unaudited)

	6 months	1 year	5 years	Inception[1]

UBS U.S. Large Cap Growth Equity Relationship Fund	8.79%	39.20%	8.28%	6.93%

Russell 1000 Growth Index[2]	6.83%	35.01%	5.33%	4.93%

[1]	Inception date of UBS U.S. Large Cap Growth Equity Relationship Fund is November 7, 2005.
[2]	The Russell 1000 Growth Index is designed to measure the performance of the large-cap growth segment of the US equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Growth Index is constructed to provide a comprehensive and unbiased barometer for the large-cap growth segment. The Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect growth characteristics. Investors should note that indices do not reflect the deduction of fees and expenses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted.

67

UBS U.S. Large Cap Growth Equity Relationship Fund

Top 10 equity holdings (unaudited)
As of June 30, 2011
% of net assets

Apple, Inc.	5.6%
Amazon.com, Inc.	4.1
EMC Corp.	3.9
Google, Inc., Class A	3.2
McDonald’s Corp.	3.1
Agilent Technologies, Inc.	2.8
Las Vegas Sands Corp.	2.8
Allergan, Inc.	2.8
Oracle Corp.	2.8
Priceline.com, Inc.	2.5

Total	33.6%

Industry diversification (unaudited)
As a percentage of net assets
as of June 30, 2011

Common stocks
Aerospace & defense	2.26%
Air freight & logistics	2.08
Chemicals	5.39
Communications equipment	4.17
Computers & peripherals	9.48
Diversified financial services	2.32
Electrical equipment	1.28
Energy equipment & services	2.06
Food & staples retailing	2.02
Food products	2.12
Health care equipment & supplies	0.94
Health care providers & services	2.45
Hotels, restaurants & leisure	5.84
Internet & catalog retail	8.02
Internet software & services	7.73
IT services	3.91
Life sciences tools & services	2.83
Machinery	3.24
Media	2.85
Metals & mining	1.49
Oil, gas & consumable fuels	6.20
Personal products	1.95
Pharmaceuticals	4.74
Road & rail	1.15
Software	5.29
Textiles, apparel & luxury goods	3.89
Wireless telecommunication services	2.17

Total common stocks	97.87%

Short-term investment	2.45

Total investments	100.32%

Liabilities, in excess of cash and other assets	(0.32)

Net assets	100.00%

UBS U.S. Large Cap Growth Equity Relationship Fund
Portfolio of investments

June 30, 2011 (unaudited)

	Shares	Value

Common stocks: 97.87%
Aerospace & defense: 2.26%
Precision Castparts Corp.	14,800	$2,436,820

Air freight & logistics: 2.08%
C.H. Robinson Worldwide, Inc.	28,500	2,246,940

Chemicals: 5.39%
FMC Corp.	12,700	1,092,454
Potash Corp. of Saskatchewan, Inc.	24,400	1,390,556
Praxair, Inc.	12,800	1,387,392
Sherwin-Williams Co.	23,300	1,954,171

		5,824,573

Communications equipment: 4.17%
QUALCOMM, Inc.	47,300	2,686,167
Riverbed Technology, Inc.*	45,900	1,817,181

		4,503,348

Computers & peripherals: 9.48%
Apple, Inc.*	18,100	6,075,627
EMC Corp.*	151,200	4,165,560

		10,241,187

Diversified financial services: 2.32%
CME Group, Inc.	8,600	2,507,674

Electrical equipment: 1.28%
Roper Industries, Inc.	16,600	1,382,780

Energy equipment & services: 2.06%
FMC Technologies, Inc.*	49,600	2,221,584

Food & staples retailing: 2.02%
CVS Caremark Corp.	58,100	2,183,398

Food products: 2.12%
Kellogg Co.	41,400	2,290,248

Health care equipment & supplies: 0.94%
ResMed, Inc.*	32,900	1,018,255

Health care providers & services: 2.45%
Express Scripts, Inc.*	49,100	2,650,418

Hotels, restaurants & leisure: 5.84%
Las Vegas Sands Corp.*	71,300	3,009,573
McDonald’s Corp.	39,100	3,296,912

		6,306,485
	Shares	Value

Internet & catalog retail: 8.02%
Amazon.com, Inc.*	21,900	$4,478,331
Netflix, Inc.*	5,600	1,471,064
Priceline.com, Inc.*	5,300	2,713,229

		8,662,624

Internet software & services: 7.73%
Baidu, Inc. ADR*	18,500	2,592,405
Google, Inc., Class A*	6,900	3,494,022
MercadoLibre, Inc.	13,600	1,079,024
Sina Corp.*	11,400	1,186,740

		8,352,191

IT services: 3.91%
Teradata Corp.*	41,400	2,492,280
Visa, Inc., Class A	20,500	1,727,330

		4,219,610

Life sciences tools & services: 2.83%
Agilent Technologies, Inc.*	59,700	3,051,267

Machinery: 3.24%
Danaher Corp.	37,500	1,987,125
Parker Hannifin Corp.	16,800	1,507,632

		3,494,757

Media: 2.85%
Discovery Communications, Inc.,
Class A*	41,800	1,712,128
Focus Media Holding Ltd. ADR*	44,100	1,371,510

		3,083,638

Metals & mining: 1.49%
Freeport-McMoRan Copper & Gold, Inc.	30,400	1,608,160

Oil, gas & consumable fuels: 6.20%
Anadarko Petroleum Corp.	16,800	1,289,568
Cimarex Energy Co.	23,100	2,077,152
Concho Resources, Inc.*	20,300	1,864,555
CONSOL Energy, Inc.	30,200	1,464,096

		6,695,371

Personal products: 1.95%
Estee Lauder Cos., Inc., Class A	20,000	2,103,800

Pharmaceuticals: 4.74%
Allergan, Inc.	35,700	2,972,025
Watson Pharmaceuticals, Inc.*	31,300	2,151,249

		5,123,274

UBS U.S. Large Cap Growth Equity Relationship Fund
Portfolio of investments

June 30, 2011 (unaudited)

	Shares	Value

Common stocks—(concluded)
Road & rail: 1.15%
Union Pacific Corp.	11,900	$1,242,360

Software: 5.29%
Oracle Corp.	90,300	2,971,773
Red Hat, Inc.*	23,400	1,074,060
Salesforce.com, Inc.*	11,200	1,668,576

		5,714,409

Textiles, apparel & luxury goods: 3.89%
NIKE, Inc., Class B	24,000	2,159,520
Polo Ralph Lauren Corp.	15,400	2,042,194

		4,201,714

Wireless telecommunication services: 2.17%
Crown Castle International Corp.*	57,400	2,341,346

Total common stocks
(cost $88,699,406)		105,708,231
	Shares	Value

Short-term investment: 2.45%
Investment company: 2.45%
UBS Cash Management
Prime Relationship Fund[1]
(cost $2,645,430)	2,645,430	$2,645,430

Total investments: 100.32%
(cost $91,344,836)		108,353,661

Liabilities, in excess of cash and
other assets: (0.32)%		(340,973)

Net assets: 100.00%		$108,012,688

Notes to portfolio of investments
Aggregate cost for federal income tax purposes was substantially the same as for book purposes; and net unrealized appreciation consisted of:
Gross unrealized appreciation	$17,950,791
Gross unrealized depreciation	(941,966)

Net unrealized appreciation of investments	$17,008,825

For a listing of defined portfolio acronyms and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 130.

*	Non-income producing security.
[1]	The table below details the Fund’s investments in funds advised by the same advisor as the Fund. The advisor does not earn a management fee from the affiliated UBS Relationship Fund.

					Income
		Purchases	Sales		earned from
		during the	during the		affiliate for the
		six months	six months		six months
	Value	ended	ended	Value	ended
Security description	12/31/10	06/30/11	06/30/11	06/30/11	06/30/11

UBS Cash Management Prime Relationship Fund	$160,351	$16,065,627	$13,580,548	$2,645,430	$1,291

UBS Private Money Market Fund LLC[a]	1,215,500	11,420,185	12,635,685	—	82

	$1,375,851	$27,485,812	$26,216,233	$2,645,430	$1,373

[a]	The advisor does earn a management fee from this affiliated fund, and any income earned is net of expenses. Please see the Notes to financial statements for further information.

70

UBS U.S. Large Cap Growth Equity Relationship Fund
Portfolio of investments

June 30, 2011 (unaudited) Concluded

The following is a summary of the inputs used as of June 30, 2011 in valuing the Fund’s investments:

Measurements at 06/30/11

	Unadjusted quoted
	prices in active
	markets for	Other significant	Unobservable
	identical investments	observable inputs	inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Common stocks	$105,708,231	$ —	$—	$105,708,231

Short-term investment	—	2,645,430	—	2,645,430

Total	$105,708,231	$2,645,430	$—	$108,353,661

See accompanying notes to financial statements.	71

UBS Credit Bond Relationship Fund

Portfolio performance
For the six months ended June 30, 2011, UBS Credit Bond Relationship Fund (the “Fund”), returned 3.28%. For comparison purposes, the Barclays Capital US Credit Index (the “Index”) returned 3.41% during the same time period. (Please note that the Fund’s returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares, while the Index returns do not reflect fees and expenses.) For a detailed commentary on the market environment in general during the reporting period, see page 3.

The Fund posted a positive return but underperformed the Index during the period, due largely to security selection of investment grade bonds issued by banks, and duration positioning.

Portfolio performance summary
What worked

•	Issue selection of certain government-related securities contributed to performance. In particular, issue selection of Build America Bonds (BABs) was a positive for performance as the Fund’s holdings outperformed the Index. (BABs are taxable municipal bonds that offer special tax credits and federal subsidies for the bond issuer.)

•	An overweight to investment grade bonds was rewarded. While investment grade bonds gave back a portion of their gains late in the period when investor risk aversion increased, overall, the Fund’s overweight added value. In particular, overweights to investment grade bonds issued by industrial and financial companies enhanced the Fund’s performance.

•	Security selection of investment grade bonds issued by insurance companies positively impacted the Fund’s performance. We increased the Fund’s insurance exposure during the period and pared its allocation to banks, as we felt that the former offered better relative values.

What didn’t work

•	Security selection of investment grade bonds issued by banks was a negative for results. The spreads of these bonds widened as the reporting period progressed, given continued uncertainties regarding new financial regulations, ongoing weakness in the housing market and increased risk aversion. (Spread measures the difference between the yields paid on a security versus those paid on US Treasuries.)

•	The Fund’s duration positioning detracted from performance during the reporting period. While we tactically adjusted the Fund’s duration during the reporting period, we maintained a short position versus the Index, as we felt that rates were unsustainably low. This was a negative for performance, as periodic flights to quality caused Treasury yields to decline over the six months ended June 30, 2011. (Duration measures the price sensitivity of a portfolio to interest rate changes.)

•	A modest underweight to BABs was detrimental for performance. While the Fund benefited from its security selection of BABs, this was more than offset by its slight underweight allocation, as the sector outperformed the Index during the period.

72

UBS Credit Bond Relationship Fund

•	Certain derivative instruments, namely bond and interest rate futures, detracted from performance during the period. Credit default swaps were used to implement specific credit-related investment strategies. The Fund’s use of derivatives was modestly negative for performance.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended June 30, 2011. The views and opinions in the letter were current as of August 15, 2011. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent.

73

UBS Credit Bond Relationship Fund

Average annual total returns for periods ended June 30, 2011 (unaudited)

	6 months	1 year	5 years	Inception[1]

UBS Credit Bond Relationship Fund	3.28%	7.64%	5.79%	5.01%

Barclays Capital US Credit Index[2]	3.41%	6.20%	7.03%	5.52%

[1]	Inception date of UBS Credit Bond Relationship Fund is September 15, 2003.
[2]	The Barclays Capital US Credit Index is an unmanaged sub-index of the Barclays Capital US Government/Credit Index, which includes Treasuries (i.e., public obligations of the US Treasury that have remaining maturities of more than one year), government-related issues (i.e., agency, sovereign, supranational, and local authority debt), and USD corporates. The US Credit Index includes publicly issued US corporates, specified foreign debentures and secured notes denominated in US dollars. Investors should note that indices do not reflect the deduction of fees and expenses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted.

74

UBS Credit Bond Relationship Fund

Top ten long-term fixed income holdings
(unaudited)
As of June 30, 2011
% of net assets

US Treasury Notes,
1.750%, due 05/31/16	2.2%
Goldman Sachs Group, Inc.,
6.150%, due 04/01/18	2.1
US Treasury Bonds,
4.750%, due 02/15/41	2.1
Citigroup, Inc.,
6.125%, due 05/15/18	2.0
Bear Stearns Cos. LLC,
7.250%, due 02/01/18	1.7
Morgan Stanley,
6.625%, due 04/01/18	1.6
European Investment Bank,
1.250%, due 09/17/13	1.5
Comcast Corp.,
6.300%, due 11/15/17	1.4
Wells Fargo & Co.,
3.676%, due 06/15/16	1.1
Telecom Italia Capital SA,
5.250%, due 11/15/13	1.1

Total	16.8%

Industry diversification (unaudited)[1]
As a percentage of net assets
as of June 30, 2011

Bonds
Corporate bonds
Aerospace & defense	0.91%
Automobiles	0.36
Beverages	2.15
Biotechnology	0.50
Building products	0.29
Capital markets	5.86
Chemicals	1.17
Commercial banks	10.09
Commercial services & supplies	1.03
Communications equipment	0.15
Computers & peripherals	1.02
Consumer finance	0.28
Diversified financial services	7.59
Diversified telecommunication services	4.95
Electric utilities	4.17
Energy equipment & services	0.48
Food & staples retailing	1.03
Food products	1.29
Health care providers & services	1.54
Household durables	0.30
Household products	0.36
Insurance	5.64
Leisure equipment & products	0.29
Machinery	0.84
Media	5.43
Metals & mining	3.82
Multiline retail	0.24
Multi-utilities	0.82
Office electronics	0.61
Oil, gas & consumable fuels	9.98
Paper & forest products	0.38
Pharmaceuticals	0.96
Real estate investment trust (REIT)	1.16
Road & rail	1.01
Software	0.13
Specialty retail	0.47
Tobacco	1.27
Wireless telecommunication services	3.41

Total corporate bonds	81.98%

Asset-backed security	0.30
Collateralized debt obligation	0.01
Commercial mortgage-backed securities	0.71
Municipal bonds	3.71
US government obligations	5.78
Non-US government obligations	3.85
Supranational bonds	1.92

Total bonds	98.26%

Preferred stock	0.03
Short-term investment	0.96

Total investments	99.25%

Cash and other assets, less liabilities	0.75

Net assets	100.00%

[1]	Figures represent the industry breakdown of direct investments of UBS Credit Bond Relationship Fund. Figures would be different if a breakdown of derivatives exposure was included.

75

UBS Credit Bond Relationship Fund
Portfolio of investments

June 30, 2011 (unaudited)

	Face amount	Value

Bonds: 98.26%
Corporate bonds: 81.98%
Australia: 1.00%
Rio Tinto Finance USA Ltd.,
4.125%, due 05/20/21	$1,465,000	$1,455,199
9.000%, due 05/01/19	2,400,000	3,180,096

Total Australia corporate bonds		4,635,295

Austria: 0.82%
Oesterreichische Kontrollbank AG,
1.875%, due 03/21/12	3,750,000	3,791,392

Bermuda: 0.35%
Axis Capital Holdings Ltd.,
5.750%, due 12/01/14	1,000,000	1,080,556
Validus Holdings Ltd.,
8.875%, due 01/26/40	500,000	530,681

Total Bermuda corporate bonds		1,611,237

Brazil: 0.60%
Petrobras International Finance Co.,
5.375%, due 01/27/21	1,640,000	1,683,967
5.875%, due 03/01/18	1,000,000	1,075,970

Total Brazil corporate bonds		2,759,937

Canada: 2.02%
Barrick Gold Corp.,
2.900%, due 05/30/16[1]	2,420,000	2,418,096
Cenovus Energy, Inc.,
4.500%, due 09/15/14	2,975,000	3,228,782
EnCana Corp.,
5.900%, due 12/01/17	1,110,000	1,259,746
Potash Corp of Saskatchewan, Inc.,
6.500%, due 05/15/19	1,000,000	1,165,774
TransCanada PipeLines Ltd.,
7.625%, due 01/15/39	1,015,000	1,256,866

Total Canada corporate bonds		9,329,264

Cayman Islands: 2.24%
Transocean, Inc.,
6.000%, due 03/15/18	2,000,000	2,214,364
Vale Overseas Ltd.,
4.625%, due 09/15/20	2,475,000	2,461,482
5.625%, due 09/15/19	1,500,000	1,600,888
6.875%, due 11/10/39	1,500,000	1,630,170
6.875%, due 11/21/36	2,240,000	2,432,161

Total Cayman Islands corporate bonds		10,339,065

France: 0.50%
RCI Banque SA,
4.600%, due 04/12/16[1]	590,000	602,699
	Face amount	Value

Total Capital SA,
2.300%, due 03/15/16	$1,700,000	$1,698,696

Total France corporate bonds		2,301,395

Germany: 0.45%
Deutsche Bank AG,
3.875%, due 08/18/14	2,000,000	2,102,192

Ireland: 0.51%
Governor & Co. of the Bank of Ireland,
2.750%, due 03/02/12[1]	2,500,000	2,343,965

Luxembourg: 1.58%
Covidien International Finance SA,
4.200%, due 06/15/20	1,000,000	1,018,810
Enel Finance International SA,
3.875%, due 10/07/14[1]	1,100,000	1,135,099
Telecom Italia Capital SA,
5.250%, due 11/15/13	4,895,000	5,138,639

Total Luxembourg corporate bonds		7,292,548

Malaysia: 0.24%
Petronas Capital Ltd.,
5.250%, due 08/12/19[1]	1,055,000	1,136,340

Mexico: 0.88%
America Movil SAB de CV,
3.625%, due 03/30/15	2,000,000	2,095,918
5.000%, due 03/30/20	275,000	286,880
5.750%, due 01/15/15	1,500,000	1,672,254

Total Mexico corporate bonds		4,055,052

Netherlands: 1.39%
Cooperatieve Centrale
Raiffeisen-Boerenleenbank BA,
5.250%, due 05/24/41	830,000	822,652
EDP Finance BV,
6.000%, due 02/02/18[1]	825,000	763,336
ING Bank NV,
5.000%, due 06/09/21[1]	1,075,000	1,065,181
Shell International Finance BV,
1.875%, due 03/25/13	2,430,000	2,482,279
Volkswagen International Finance NV,
1.625%, due 08/12/13[1]	1,270,000	1,278,650

Total Netherlands corporate bonds		6,412,098

Netherlands Antilles: 0.26%
Teva Pharmaceutical Finance II BV,
3.000%, due 06/15/15	1,190,000	1,224,518

Qatar: 0.55%
Qtel International Finance Ltd.,
7.875%, due 06/10/19[1]	1,000,000	1,200,000

UBS Credit Bond Relationship Fund
Portfolio of investments

June 30, 2011 (unaudited)

	Face amount	Value

Bonds—(continued)
Corporate bonds—(continued)
Qatar—(concluded)
Ras Laffan Liquefied Natural
Gas Co. Ltd. III,
5.500%, due 09/30/14[1]	$1,250,000	$1,362,500

Total Qatar corporate bonds		2,562,500

South Africa: 0.33%
AngloGold Ashanti Holdings PLC,
5.375%, due 04/15/20	1,550,000	1,526,149

South Korea: 0.97%
Export-Import Bank of Korea,
5.875%, due 01/14/15	4,075,000	4,474,350

Spain: 0.92%
Telefonica Emisiones SAU,
5.462%, due 02/16/21	1,360,000	1,380,641
6.221%, due 07/03/17	2,625,000	2,893,666

Total Spain corporate bonds		4,274,307

Sweden: 0.32%
Nordea Bank AB,
4.875%, due 05/13/21[1]	1,535,000	1,474,169

United Kingdom: 3.42%
Barclays Bank PLC,
5.140%, due 10/14/20	465,000	441,012
6.750%, due 05/22/19	1,000,000	1,122,550
BP Capital Markets PLC,
3.875%, due 03/10/15	2,030,000	2,137,899
5.250%, due 11/07/13	750,000	812,598
British Telecommunications PLC,
9.875%, due 12/15/30	1,325,000	1,820,187
Diageo Capital PLC,
4.828%, due 07/15/20	2,125,000	2,231,205
Lloyds TSB Bank PLC,
6.375%, due 01/21/21	1,250,000	1,301,319
PPL WEM Holdings PLC,
3.900%, due 05/01/16[1]	610,000	625,971
Royal Bank of Scotland PLC,
5.625%, due 08/24/20	1,175,000	1,175,491
Standard Chartered Bank PLC,
3.850%, due 04/27/15[1]	1,500,000	1,552,791
Vodafone Group PLC,
5.625%, due 02/27/17	2,300,000	2,577,265

Total United Kingdom corporate bonds		15,798,288

United States: 62.63%
Allergan, Inc.,
5.750%, due 04/01/16	1,390,000	1,586,061
Allied Waste North America, Inc.,
6.875%, due 06/01/17	2,300,000	2,492,625
	Face amount	Value

Allstate Corp.,
6.750%, due 05/15/18	$750,000	$872,694
Ally Financial, Inc.,
6.875%, due 09/15/11	585,000	589,388
Altria Group, Inc.,
9.950%, due 11/10/38	2,005,000	2,817,117
Ameren Corp.,
8.875%, due 05/15/14	1,000,000	1,158,524
American International Group, Inc.,
3.650%, due 01/15/14	435,000	443,304
6.250%, due 05/01/36	1,675,000	1,702,644
Amgen, Inc.,
6.400%, due 02/01/39	625,000	696,766
Anadarko Petroleum Corp.,
5.950%, due 09/15/16	2,425,000	2,729,548
Anheuser-Busch InBev Worldwide, Inc.,
4.125%, due 01/15/15	4,500,000	4,839,583
5.000%, due 04/15/20	300,000	322,253
Apache Corp.,
5.250%, due 02/01/42	1,225,000	1,206,754
Appalachian Power Co.,
4.600%, due 03/30/21	1,290,000	1,299,193
7.000%, due 04/01/38	1,000,000	1,166,616
AT&T Corp.,
6.500%, due 03/15/29	1,800,000	1,913,526
AvalonBay Communities, Inc., REIT,
3.950%, due 01/15/21	810,000	774,086
BAE Systems Holdings, Inc.,
4.950%, due 06/01/14[1]	335,000	359,923
Bank of America Corp.,
5.420%, due 03/15/17	4,240,000	4,325,466
5.625%, due 07/01/20	765,000	789,872
6.500%, due 08/01/16	1,865,000	2,079,949
7.625%, due 06/01/19	1,820,000	2,108,273
Bear Stearns Cos. LLC,
7.250%, due 02/01/18	6,725,000	7,985,877
Boeing Co.,
5.000%, due 03/15/14	2,625,000	2,886,891
Bottling Group LLC,
6.950%, due 03/15/14	2,200,000	2,522,001
Bristol-Myers Squibb Co.,
5.875%, due 11/15/36	580,000	645,641
Capital One Bank USA N.A.,
8.800%, due 07/15/19	370,000	454,079
Capital One Capital VI,
8.875%, due 05/15/40	1,060,000	1,093,292
Caterpillar, Inc.,
3.900%, due 05/27/21	1,615,000	1,615,212
Cellco Partnership,
8.500%, due 11/15/18	2,200,000	2,856,839
CenturyLink, Inc.,
7.600%, due 09/15/39	725,000	697,363
Cisco Systems, Inc.,
4.950%, due 02/15/19	655,000	711,190

UBS Credit Bond Relationship Fund
Portfolio of investments

June 30, 2011 (unaudited)

	Face amount	Value

Bonds—(continued)
Corporate bonds—(continued)
United States—(continued)
Citigroup, Inc.,
6.125%, due 05/15/18	$8,205,000	$9,035,592
CNA Financial Corp.,
5.750%, due 08/15/21	2,345,000	2,421,424
Comcast Corp.,
6.300%, due 11/15/17	5,400,000	6,259,291
ConocoPhillips,
6.500%, due 02/01/39	575,000	671,682
ConocoPhillips Holding Co.,
6.950%, due 04/15/29	2,000,000	2,429,144
CSX Corp.,
3.700%, due 10/30/20	1,000,000	961,806
6.220%, due 04/30/40	1,265,000	1,365,729
Daimler Finance North America LLC,
8.500%, due 01/18/31	1,225,000	1,656,367
Developers Diversified Realty Corp., REIT,
7.875%, due 09/01/20	2,560,000	2,935,209
DirecTV Holdings LLC,
6.000%, due 08/15/40	900,000	912,505
6.375%, due 03/01/41	1,345,000	1,436,030
Discover Bank,
8.700%, due 11/18/19	1,695,000	2,044,780
Discovery Communications LLC,
3.700%, due 06/01/15	1,450,000	1,525,678
Dominion Resources, Inc., Series B,
5.950%, due 06/15/35	1,000,000	1,056,842
6.300%, due 09/30/66[2]	1,130,000	1,103,162
Dow Chemical Co.,
4.250%, due 11/15/20	1,705,000	1,664,002
8.550%, due 05/15/19	2,000,000	2,578,888
DTE Energy Co.,
6.350%, due 06/01/16	1,400,000	1,623,586
Duke Energy Carolinas LLC,
Series A, 6.000%, due 12/01/28	1,550,000	1,677,965
El Paso Pipeline Partners Operating Co LLC,
6.500%, due 04/01/20	1,050,000	1,175,421
Energy Transfer Partners LP,
5.950%, due 02/01/15	1,235,000	1,367,413
Enterprise Products Operating LLC,
3.700%, due 06/01/15	1,500,000	1,572,558
Series D, 6.875%, due 03/01/33	1,575,000	1,749,656
ERAC USA Finance Co.,
7.000%, due 10/15/37[1]	2,290,000	2,519,749
ERP Operating LP, REIT,
5.750%, due 06/15/17	1,500,000	1,662,954
Fidelity National Financial, Inc.,
6.600%, due 05/15/17	750,000	791,659
Fortune Brands, Inc.,
6.375%, due 06/15/14	1,505,000	1,673,142
	Face amount	Value

Freeport-McMoRan Copper & Gold, Inc.,
8.375%, due 04/01/17	$850,000	$928,625
General Electric Capital Corp.,
2.950%, due 05/09/16	1,390,000	1,397,655
4.625%, due 01/07/21	3,630,000	3,651,366
5.875%, due 01/14/38	730,000	738,445
Series A, 6.750%, due 03/15/32	800,000	888,841
GlaxoSmithKline Capital, Inc.,
6.375%, due 05/15/38	850,000	980,164
Goldman Sachs Group, Inc.,
6.150%, due 04/01/18	9,080,000	9,882,154
Hartford Financial Services Group, Inc.,
5.950%, due 10/15/36	875,000	823,914
Hasbro, Inc.,
6.350%, due 03/15/40	1,295,000	1,338,642
Hewlett-Packard Co.,
4.300%, due 06/01/21	755,000	762,381
4.750%, due 06/02/14	1,850,000	2,018,833
Home Depot, Inc.,
5.250%, due 12/16/13	2,000,000	2,185,472
HSBC Bank USA N.A.,
4.875%, due 08/24/20	3,500,000	3,445,869
5.625%, due 08/15/35	995,000	949,034
International Business Machines Corp.,
5.700%, due 09/14/17	1,675,000	1,947,430
International Lease Finance Corp.,
6.625%, due 11/15/13	2,000,000	2,070,000
International Paper Co.,
7.500%, due 08/15/21	1,500,000	1,753,266
Jackson National Life Insurance Co.,
8.150%, due 03/15/27[1]	1,465,000	1,650,866
JP Morgan Chase Capital XXV,
Series Y, 6.800%, due 10/01/37	3,990,000	3,946,601
JP Morgan Chase Capital XXVII,
Series AA, 7.000%, due 11/01/39	500,000	499,380
Kellogg Co.,
4.150%, due 11/15/19	615,000	633,871
Kentucky Utilities Co.,
5.125%, due 11/01/40[1]	865,000	852,794
Kinder Morgan Energy Partners LP,
5.800%, due 03/15/35	1,200,000	1,161,053
6.375%, due 03/01/41	1,060,000	1,085,067
Kraft Foods, Inc.,
6.500%, due 08/11/17	3,350,000	3,938,163
Kroger Co.,
6.900%, due 04/15/38	1,025,000	1,184,015
Laboratory Corp of America Holdings,
4.625%, due 11/15/20	915,000	929,271
Lehman Brothers Holdings, Inc.,
6.875%, due 05/02/18[3]	7,040,000	1,892,000
LG&E & KU Energy LLC,
3.750%, due 11/15/20[1]	1,150,000	1,083,993

UBS Credit Bond Relationship Fund
Portfolio of investments

June 30, 2011 (unaudited)

	Face amount	Value

Bonds—(continued)
Corporate bonds—(continued)
United States—(continued)
Life Technologies Corp.,
6.000%, due 03/01/20	$1,475,000	$1,600,326
Marathon Petroleum Corp.,
5.125%, due 03/01/21[1]	855,000	878,981
Massachusetts Mutual Life Insurance Co.,
8.875%, due 06/01/39[1]	775,000	1,073,712
McKesson Corp.,
4.750%, due 03/01/21	1,000,000	1,037,676
Merrill Lynch & Co., Inc.,
6.875%, due 04/25/18	4,550,000	5,034,202
MetLife, Inc.,
6.400%, due 12/15/36	1,035,000	1,009,125
Metropolitan Life Global Funding I,
2.000%, due 01/10/14[1]	1,675,000	1,684,087
MidAmerican Energy Holding Co.,
5.950%, due 05/15/37	2,150,000	2,261,372
Morgan Stanley,
5.625%, due 09/23/19	2,650,000	2,719,295
6.625%, due 04/01/18	6,850,000	7,545,912
Motiva Enterprises LLC,
5.750%, due 01/15/20[1]	1,000,000	1,108,736
Mutual of Omaha Insurance Co.,
6.950%, due 10/15/40[1]	1,750,000	1,814,991
Nationwide Mutual Insurance Co.,
8.250%, due 12/01/31[1]	1,500,000	1,665,363
NBC Universal, Inc.,
3.650%, due 04/30/15[1]	3,500,000	3,674,696
News America, Inc.,
6.200%, due 12/15/34	2,250,000	2,297,853
Norfolk Southern Corp.,
5.750%, due 04/01/18	880,000	996,255
7.700%, due 05/15/17	1,100,000	1,365,977
Northrop Grumman Corp.,
3.500%, due 03/15/21	1,000,000	948,929
NuStar Logistics LP,
7.650%, due 04/15/18	2,280,000	2,723,396
Oncor Electric Delivery Co. LLC,
6.800%, due 09/01/18	1,000,000	1,168,687
ONEOK, Inc.,
6.000%, due 06/15/35	1,070,000	1,060,693
Oracle Corp.,
5.375%, due 07/15/40[1]	595,000	601,653
Owens Corning,
6.500%, due 12/01/16	1,250,000	1,360,103
Pacific Bell Telephone Co.,
7.125%, due 03/15/26	4,000,000	4,712,072
Pacific Life Insurance Co.,
9.250%, due 06/15/39[1]	900,000	1,172,888
Pemex Project Funding Master Trust,
5.750%, due 03/01/18	1,450,000	1,589,934
	Face amount	Value

Philip Morris International, Inc.,
5.650%, due 05/16/18	$1,100,000	$1,237,143
Principal Financial Group, Inc.,
7.875%, due 05/15/14	2,900,000	3,355,222
Progress Energy, Inc.,
7.050%, due 03/15/19	925,000	1,109,599
Prudential Financial, Inc.,
Series D, 5.400%, due 06/13/35	750,000	687,056
6.100%, due 06/15/17	1,710,000	1,920,569
PSEG Power LLC,
8.625%, due 04/15/31	1,150,000	1,477,781
Public Service Electric & Gas,
2.700%, due 05/01/15	1,600,000	1,634,026
Qwest Corp.,
6.875%, due 09/15/33	2,075,000	1,999,781
7.625%, due 06/15/15	605,000	683,650
Reynolds American, Inc.,
7.625%, due 06/01/16	1,525,000	1,829,115
Roche Holdings, Inc.,
5.000%, due 03/01/14[1]	889,000	973,220
Safeway, Inc.,
5.800%, due 08/15/12	1,000,000	1,052,118
SBA Tower Trust,
4.254%, due 04/15/15[1]	1,765,000	1,856,829
Southwestern Electric Power Co.,
6.450%, due 01/15/19	1,700,000	1,926,071
Spectra Energy Capital LLC,
6.250%, due 02/15/13	1,900,000	2,046,919
Sprint Capital Corp.,
6.875%, due 11/15/28	1,165,000	1,103,838
SunTrust Bank,
7.250%, due 03/15/18	1,905,000	2,197,743
Swiss Re Solutions Holding Corp.,
7.000%, due 02/15/26	1,230,000	1,345,814
Time Warner Cable, Inc.,
6.750%, due 07/01/18	3,910,000	4,534,400
Time Warner, Inc.,
3.150%, due 07/15/15	2,075,000	2,145,909
7.625%, due 04/15/31	1,925,000	2,309,573
Tupperware Brands Corp.,
4.750%, due 06/01/21[1]	1,425,000	1,405,141
Tyco International Finance SA,
3.750%, due 01/15/18	740,000	747,400
4.625%, due 01/15/23	1,500,000	1,508,915
UnitedHealth Group, Inc.,
6.875%, due 02/15/38	1,300,000	1,486,467
Valero Energy Corp.,
4.500%, due 02/01/15	840,000	896,705
7.500%, due 04/15/32	1,510,000	1,686,317
Verizon Communications, Inc.,
5.250%, due 04/15/13	1,000,000	1,073,742
Verizon New York, Inc.,
Series B, 7.375%, due 04/01/32	2,320,000	2,668,406

UBS Credit Bond Relationship Fund
Portfolio of investments

June 30, 2011 (unaudited)

	Face amount	Value

Bonds—(continued)
Corporate bonds—(concluded)
United States—(concluded)
Wachovia Bank NA,
4.875%, due 02/01/15	$1,075,000	$1,154,174
Wal-Mart Stores, Inc.,
3.250%, due 10/25/20	1,150,000	1,094,005
6.500%, due 08/15/37	2,185,000	2,509,431
Washington Mutual Bank,
0.000%, due 05/20/13[3]	1,325,000	1,656
5.500%, due 01/15/13[3]	12,075,000	15,094
Washington Mutual Preferred
Funding LLC,
9.750%, due 12/15/17[1,2,3,4,5,6]	8,300,000	166,000
Waste Management, Inc.,
4.750%, due 06/30/20	1,000,000	1,037,838
7.375%, due 05/15/29	1,025,000	1,211,098
WellPoint, Inc.,
4.350%, due 08/15/20	500,000	504,892
6.800%, due 08/01/12	1,105,000	1,173,548
Wells Fargo & Co.,
3.676%, due 06/15/16	5,145,000	5,285,659
Williams Cos., Inc.,
8.750%, due 03/15/32	650,000	826,489
WM Wrigley Jr. Co.,
3.700%, due 06/30/14[1]	1,350,000	1,402,604
Xerox Corp.,
6.350%, due 05/15/18	2,450,000	2,808,330

Total United States corporate bonds		289,431,150

Total corporate bonds
(cost $385,728,166)		378,875,211

Asset-backed security: 0.30%
United States: 0.30%
Continental Airlines, Inc.,
Series 2009-2, Class A,
7.250%, due 11/10/19
(cost $1,285,088)	1,285,088	1,384,682

Collateralized debt obligation: 0.01%
Cayman Islands: 0.01%
Foxe Basin CLO Ltd.,
Series 2003-1A, Class A2,
1.147%, due 12/15/15[1,2,4,5]
(cost $34,922)	37,793	37,445

Commercial mortgage-backed securities: 0.71%
United States: 0.71%
Delta Air Lines Pass Through Trust,
Series 2007-1, Class A
6.821%, due 08/10/22	722,105	750,989
	Face amount	Value

Series 2010-2, Class A
4.950%, due 05/23/19	$901,896	$901,896
Morgan Stanley Re-REMIC Trust,
Series 2009-GG10, Class A4B,
5.992%, due 08/12/45[1,2]	1,650,000	1,645,710

Total commercial mortgage-backed securities
(cost $3,282,519)		3,298,595

Municipal bonds: 3.71%
Chicago Transit Authority,
Series 2008, Class B,
6.899%, due 12/01/40	500,000	531,880
Series 2008-A,
6.899%, due 12/01/40	830,000	882,921
Commonwealth of Pennsylvania
GO Unlimited,
Series 2010, Class B,
5.350%, due 05/01/30	1,000,000	987,080
County of Clark NV,
Series 2009,
6.881%, due 07/01/42	1,100,000	1,129,271
Greater Chicago Metropolitan Water
Reclamation District, GO,
Series 2009,
5.720%, due 12/01/38	1,000,000	1,038,140
Illinois State Taxable Pension,
Series 2003,
5.100%, due 06/01/33	750,000	639,203
Los Angeles Unified School District,
Series 2010,
6.758%, due 07/01/34	2,430,000	2,743,713
Metropolitan Government of
Nashville & Davidson County
Tennessee Convention Center
Authority Revenue Bonds,
Series 2010, Class B,
6.731%, due 07/01/43	400,000	416,772
New Jersey State Turnpike Authority
Revenue Bonds, Class F,
7.414%, due 01/01/40	500,000	607,835
New York City Transitional Finance
Authority, Series 2010,
5.267%, due 05/01/27	1,000,000	1,034,450
New York State Urban Development
Corp. Revenue Bonds,
5.770%, due 03/15/39	1,115,000	1,155,842
State of California, GO,
6.650%, due 03/01/22	770,000	861,815
7.300%, due 10/01/39	820,000	916,907
Series 2009,
7.550%, due 04/01/39	1,740,000	2,000,478

UBS Credit Bond Relationship Fund
Portfolio of investments

June 30, 2011 (unaudited)

	Face amount	Value

Bonds—(concluded)
Municipal bonds—(concluded)
State of Illinois, GO,
Series 2010,
4.071%, due 01/01/14	$1,250,000	$1,292,438
4.421%, due 01/01/15	900,000	928,305

Total municipal bonds
(cost $16,489,331)		17,167,050

US government obligations: 5.78%
US Treasury Bonds,
4.750%, due 02/15/41	8,965,000	9,529,517
US Treasury Notes,
0.750%, due 03/31/13	3,815,000	3,837,356
1.750%, due 05/31/16	10,160,000	10,175,850
3.125%, due 05/15/21	3,180,000	3,171,064

Total US government obligations
(cost $27,033,082)		26,713,787

Non-US government obligations: 3.85%
Brazil: 1.30%
Brazilian Government International Bond,
8.875%, due 04/15/24	750,000	1,070,625
10.500%, due 07/14/14	3,900,000	4,923,750

		5,994,375

Italy: 0.87%
Republic of Italy,
2.125%, due 10/05/12	4,000,000	4,035,944

Mexico: 0.93%
United Mexican States, Series A,
5.875%, due 01/15/14	3,900,000	4,309,500

Panama: 0.29%
Republic of Panama,
7.250%, due 03/15/15	1,125,000	1,324,687
	Face amount	Value

Poland: 0.22%
Republic of Poland,
3.875%, due 07/16/15	$1,000,000	$1,031,250

South Africa: 0.24%
Republic of South Africa,
5.500%, due 03/09/20	1,000,000	1,087,500

Total Non-US government obligations
(cost $16,814,879)		17,783,256

Supranational bonds: 1.92%
European Investment Bank,
1.250%, due 09/17/13	6,740,000	6,810,231
2.500%, due 05/16/16	2,000,000	2,047,304

Total supranational bonds
(cost $8,714,489)		8,857,535

Total bonds
(cost $459,382,476)		454,117,561

	Shares

Preferred stock: 0.03%
Ally Financial, Inc.,
7.000%[1,7]
(cost $100,933)	124	116,537

Short-term investment: 0.96%
Investment company: 0.96%
UBS Cash Management Prime
Relationship Fund[8]
(cost $4,451,148)	4,451,148	4,451,148

Total investments: 99.25%
(cost $463,934,557)		458,685,246

Cash and other assets,
less liabilities: 0.75%		3,447,617

Net assets: 100.00%		$462,132,863

Notes to portfolio of investments
Aggregate cost for federal income tax purposes was substantially the same as for book purposes; and net unrealized depreciation consisted of:
Gross unrealized appreciation	$22,163,120
Gross unrealized depreciation	(27,412,431)

Net unrealized depreciation of investments	$(5,249,311)

For a listing of defined portfolio acronyms and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 130.

[1]	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2011, the value of these securities amounted to $44,704,715 or 9.67% of net assets.

UBS Credit Bond Relationship Fund
Portfolio of investments

June 30, 2011 (unaudited)

[2]	Variable or floating rate security—The interest rate shown is the current rate as of June 30, 2011 and changes periodically.
[3]	Security is in default.
[4]	Security is illiquid. At June 30, 2011, the value of these securities amounted to $203,445 or 0.04% of net assets.
[5]	These securities, which represent 0.04% of net assets as of June 30, 2011, are considered restricted. (See restricted securities table below for more information.)

			Acquisition
			cost as a		Value as a
	Acquisition	Acquisition	percentage of	Value	percentage of
Restricted securities	date	cost	net assets	06/30/11	net assets

Foxe Basin CLO Ltd., Series 2003-1A, Class A2, 1.147%, due 12/15/15	04/23/10	$452,500	0.10%	$37,445	0.01%

Washington Mutual Preferred Funding LLC, 9.750%, due 12/15/17	10/18/07-11/02/07	8,272,875	1.79	166,000	0.03

		$8,725,375	1.89%	$203,445	0.04%

[6]	Perpetual bond security. The maturity date reflects the next call date.
[7]	This security is subject to a perpetual call and may be called in full or partially on or anytime after June 30, 2011.
[8]	The table below details the Fund’s investments in a fund that is advised by the same advisor as the Fund. The advisor does not earn a management fee from the affiliated UBS Relationship Fund.

Income
		Purchases	Sales		earned from
		during the	during the		affiliate for the
		six months	six months		six months
	Value	ended	ended	Value	ended
Security description	12/31/10	06/30/11	06/30/11	06/30/11	06/30/11

UBS Cash Management Prime Relationship Fund	$2,967,125	$95,722,535	$94,238,512	$4,451,148	$4,245

Futures contracts

	Expiration	Cost/		Unrealized
	date	(proceeds)	Value	depreciation

US Treasury futures buy contracts:

US Ultra Bond Futures, 189 contracts (USD)	September 2011	$24,236,384	$23,861,250	$(375,134)

US Treasury futures sell contracts:

2 Year US Treasury Notes, 150 contracts (USD)	September 2011	(32,889,603)	(32,901,563)	(11,960)

10 Year US Treasury Notes, 311 contracts (USD)	September 2011	(37,908,595)	(38,044,047)	(135,452)

Net unrealized depreciation on futures contracts				$(522,546)

Options written

Amount of
premiums received

Swaptions outstanding at December 31, 2010	$18,900

Swaptions written	—

Swaptions terminated in closing purchase transactions	(18,900)

Swaptions expired prior to exercise	—

Swaptions outstanding at June 30, 2011	$ —

UBS Credit Bond Relationship Fund
Portfolio of investments

June 30, 2011 (unaudited)

Interest rate swap agreements

			Payments	Payments	Upfront
		Termination	made by	received by	payments		Unrealized
Counterparty	Notional amount	date	the Fund[1]	the Fund[1]	received	Value	appreciation

Morgan Stanley & Co., Inc.	USD 15,075,000	12/19/40	3.9500%	0.2470%[2]	$165,765	$230,079	$395,844

[1]	Payments made and received are based on the notional amount.
[2]	Rate based on 3 month LIBOR (USD BBA).

Credit default swaps on corporate issues — buy protection1

			Payments	Payments	Upfront
		Termination	made by	received by	payments		Unrealized
Counterparty	Notional amount	date	the Fund[2]	the Fund	received	Value	(depreciation)

Deutsche Bank AG	USD 3,790,000	03/20/14	1.0000%	—[3]	$32,977	$(60,172)	$(27,195)

Deutsche Bank AG	USD 2,400,000	12/20/15	1.0000	—[4]	57,309	(67,982)	(10,673)

					$90,286	$(128,154)	$(37,868)

[1]	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.
[2]	Payments made are based on the notional amount.
[3]	Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the Motorola Solutions, Inc. 6.500% bond, due 09/01/25.
[4]	Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the Amgen, Inc. 4.850% bond, due 11/18/14.

Credit default swaps on corporate issues — sell protection1

			Payments	Payments			Unrealized
	Notional	Termination	made by	received by	Upfront payments		appreciation/	Credit
Counterparty	amount	date	the Fund	the Fund[2]	(made)/received	Value	depreciation	spread[3]

Citigroup Global
Markets Ltd.	USD 1,250,000	03/20/15	—[4]	1.0000%	$47,932	$(10,926)	$37,006	1.2285%

Deutsche Bank AG	USD 2,400,000	12/20/15	—[5]	1.0000	(54,876)	48,371	(6,505)	0.5381

Deutsche Bank AG	USD 2,500,000	03/20/16	—[6]	1.0000	44,716	12,433	57,149	0.8829

Goldman Sachs
International	USD 2,050,000	09/20/14	—[4]	5.0000	(222,901)	257,694	34,793	1.0688

Goldman Sachs
International	USD 2,150,000	06/20/15	—[7]	1.0000	(25,064)	54,936	29,872	0.3499

Merrill Lynch
International	USD 2,000,000	06/20/15	—[8]	1.0000	87,895	(13,031)	74,864	1.1658

					$(122,298)	$349,477	$227,179

[1]	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.
[2]	Payments received are based on the notional amount.
[3]	Credit spreads, represented in absolute terms, utilized in determining the market value as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default or other credit event occurring for the credit derivative. The credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity.

UBS Credit Bond Relationship Fund
Portfolio of investments

June 30, 2011 (unaudited)
Concluded

[4]	Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the Metlife, Inc. 5.000% bond, due 06/15/15.
[5]	Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the Pfizer, Inc. 4.650% bond, due 03/01/18.
[6]	Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the Motorola Solutions, Inc. 6.500% bond, due 09/01/25.
[7]	Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the Deere & Co. 6.950% bond, due 04/25/14.
[8]	Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the General Electric Capital Corp. 5.625% bond, due 09/15/17.

The following is a summary of the inputs used as of June 30, 2011 in valuing the Fund’s investments:

Measurements at 06/30/11

	Unadjusted quoted
	prices in active
	markets for	Other significant	Unobservable
	identical investments	observable inputs	inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Corporate bonds	$—	$378,709,211	$166,000	$378,875,211

Asset-backed security	—	1,384,682	—	1,384,682

Collateralized debt obligation	—	—	37,445	37,445

Commercial mortgage-backed securities	—	3,298,595	—	3,298,595

Municipal bonds	—	17,167,050	—	17,167,050

US government obligations	—	26,713,787	—	26,713,787

Non-US government obligations	—	17,783,256	—	17,783,256

Supranational bonds	—	8,857,535	—	8,857,535

Preferred stock	—	116,537	—	116,537

Short-term investment	—	4,451,148	—	4,451,148

Futures contracts	(522,546)	—	—	(522,546)

Swap agreements	—	451,402	—	451,402

Total	$(522,546)	$458,933,203	$203,445	$458,614,102

Level 3 rollforward disclosure
The following is a rollforward of the Fund’s investments that were valued using unobservable inputs for the period:

Measurements using unobservable inputs (Level 3)

	Corporate	Collateralized
	bonds	debt obligation	Total

Assets
Beginning balance	$186,750	$476,050	$662,800

Purchases	—	—	—

Issuances	—	—	—

Sales	—	(462,206)	(462,206)

Settlements	—	—	—

Accrued discounts (premiums)	(3,143)	2,538	(605)

Total realized gain (loss)	(3,292)	36,621	33,329

Net change in unrealized appreciation/depreciation	(14,315)	(15,558)	(29,873)

Transfers into Level 3	—	—	—

Transfers out of Level 3	—	—	—

Ending balance	$166,000	$37,445	$203,445

The change in unrealized appreciation/depreciation relating to the Level 3 investments still held at June 30, 2011 was $(29,873).

84	See accompanying notes to financial statements.

UBS Global Corporate Bond Relationship Fund

Portfolio performance
For the six months ended June 30, 2011, UBS Global Corporate Bond Relationship Fund (the “Fund”) returned 2.77%. For comparison purposes, the Barclays Capital Global Aggregate-Corporate Index (hedged in US dollars) (the “Index”), returned 2.12%. (Please note that the Fund’s returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.) For a detailed commentary on the market environment in general during the reporting period, see page 3.

The Fund’s outperformance was largely due to an overweight to the financial sector, and security selection in several sectors.

Portfolio performance summary
What worked

•	Sector allocation contributed to performance during the reporting period.

	–	Our overweight to European financials was rewarded. Spreads in this sector narrowed as corporate profits were generally better-than-expected and there was overall strong demand from investors seeking to generate additional yield in the low interest rate environment. (Spread measures the difference between the yields paid on a security versus those paid on US Treasuries of comparable duration.)

	–	A lack of exposure to the Japanese utility sector was beneficial for the Fund’s relative results, as the sector performed very poorly after the March 2011 earthquake and tsunami.

•	Security selection in several sectors was positive for performance. The Fund’s holdings in the European financials and US industrials sectors enhanced results, as we held numerous individual securities that outperformed the benchmark.

•	Several derivative instruments were used during the period. Certain bond futures and options were utilized to manage the Fund’s duration and yield curve exposure. Credit default swaps were used to implement specific credit-related investment strategies. Foreign exchange futures were utilized to manage the Fund’s currency exposures.

Overall, the Fund’s use of derivatives was within our expectations, and they were successful in helping us to manage the Fund’s overall risk exposure.

What didn’t work

•	Overall, the Fund’s yield curve positioning strategies were not rewarded. We tactically adjusted the Fund’s yield curve positioning throughout the period. In aggregate, this was a negative for performance.

UBS Global Corporate Bond Relationship Fund

•	Duration positioning detracted from results. In particular, the Fund’s duration in the US was shorter than the Index, as we felt US yields were unsustainably low, and that they would move higher as the US economic expansion continued. However, this positioning was not rewarded, as yields in the US declined given signs of decelerating growth. (Duration is a measure of a portfolio’s sensitivity to changes in interest rates.)

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended June 30, 2011. The views and opinions in the letter were current as of August 15, 2011. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent.

86

UBS Global Corporate Bond Relationship Fund

Average annual total returns for periods ended June 30, 2011 (unaudited)

	6 months	1 year	Inception[1]

UBS Global Corporate Bond Relationship Fund	2.77%	6.75%	6.49%

Barclays Capital Global Aggregate - Corporate Index (hedged in USD)[2]	2.12%	4.60%	6.22%

[1]	Inception date of UBS Global Corporate Bond Relationship Fund is September 30, 2009.
[2]	The Barclays Capital Global Aggregate - Corporate Index (hedged in USD) is an unmanaged sub-index of the Barclays Capital Global Aggregate Index, which is a broad-based, market capitalization weighted index designed to measure the broad global markets for US and non-US corporate, government, governmental agency, supranational, mortgage-backed and asset-backed fixed income securities. Investors should note that indices do not reflect the deduction of fees and expenses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted.

87

UBS Global Corporate Bond Relationship Fund

Top ten long-term fixed income holdings
(unaudited)
As of June 30, 2011
% of net assets

Citigroup, Inc.,
6.000%, due 08/15/17	2.0%
JPMorgan Chase & Co.,
4.950%, due 03/25/20	1.8
Morgan Stanley,
5.950%, due 12/28/17	1.4
Kingdom of Spain,
4.700%, due 07/30/41	1.4
AT&T, Inc.,
5.350%, due 09/01/40	1.3
Anheuser-Busch InBev Worldwide, Inc.,
7.750%, due 01/15/19	1.3
Goldman Sachs Group, Inc.,
7.500%, due 02/15/19	1.2
General Electric Capital Corp.,
Series A,
6.750%, due 03/15/32	1.1
HSBC Holdings PLC,
6.500%, due 09/15/37	1.1
Kraft Foods, Inc.,
5.375%, due 02/10/20	1.1

Total	13.7%

Country exposure by issuer, top five (unaudited)
As of June 30, 2011
% of net assets

United States	43.6%
United Kingdom	16.4
Netherlands	5.9
France	4.8
Spain	3.5

Total	74.2%

Industry diversification (unaudited)[1]
As a percentage of net assets
as of June 30, 2011

Bonds
Corporate bonds
Agriculture	1.07%
Beverages	2.04
Building materials	0.51
Capital markets	0.44
Chemicals	0.68
Commercial banks	24.46
Commercial services & supplies	1.13
Communications equipment	0.30
Computers & peripherals	0.25
Construction materials	0.50
Consumer finance	0.60
Diversified financial services	16.17
Diversified operations	0.83
Diversified telecommunication services	3.29
Electric utilities	6.68
Energy equipment & services	0.77
Engineering & construction	0.67
Food & staples retailing	1.73
Gas utilities	1.28
Health care providers & services	0.13
Insurance	6.94
Leisure equipment & products	0.34
Media	4.18
Metals & mining	3.28
Miscellaneous manufacturing	0.36
Multiline retail	0.36
Oil, gas & consumable fuels	5.34
Pharmaceuticals	1.37
Pipelines	0.93
Real estate investment trust (REIT)	0.48
Real estate management & development	0.37
Road & rail	0.28
Specialty retail	0.16
Telecommunications	0.59
Tobacco	1.92
Transportation	0.76
Water utilities	0.20
Wireless telecommunication services	2.86

Total corporate bonds	94.25%

Non-US government obligations	1.69
Supranational bond	0.30

Total bonds	96.24%

Short-term investment	1.42

Total investments	97.66%

Cash and other assets, less liabilities	2.34

Net assets	100.00%

[1]	Figures represent the industry breakdown of direct investments of UBS Global Corporate Bond Relationship Fund. Figures would be different if a breakdown of derivatives exposure was included.

UBS Global Corporate Bond Relationship Fund
Portfolio of investments

June 30, 2011 (unaudited)

	Face amount		Value

Bonds: 96.24%
Corporate bonds: 94.25%
Australia: 2.44%
Commonwealth Bank of Australia,
3.500%, due 03/19/15[1]		$750,000	$775,890
National Australia Bank Ltd.,
4.000%, due 07/13/20	EUR	650,000	923,618
Rio Tinto Finance USA Ltd.,
4.125%, due 05/20/21		$1,000,000	993,310
Westpac Banking Corp.,
3.000%, due 08/04/15		750,000	758,131
4.200%, due 02/27/15		200,000	211,638

Total Australia corporate bonds			3,662,587

Canada: 3.49%
Bank of Montreal,
6.020%, due 05/02/18	CAD	430,000	508,376
Bank of Nova Scotia,
4.100%, due 06/08/17		710,000	761,186
Barrick Gold Corp.,
2.900%, due 05/30/16[1]		$500,000	499,607
Canadian Imperial
Bank of Commerce,
3.400%, due 01/14/16	CAD	580,000	609,786
Greater Toronto Airports Authority,
6.980%, due 10/15/32		285,000	370,821
Hydro One, Inc.,
5.360%, due 05/20/36		335,000	367,227
Royal Bank of Canada,
3.660%, due 01/25/17		655,000	690,200
Suncor Energy, Inc.,
6.500%, due 06/15/38		$400,000	436,811
Teck Resources Ltd.,
3.150%, due 01/15/17		345,000	345,223
Toronto-Dominion Bank,
3.367%, due 11/02/20[2]	CAD	625,000	646,437

Total Canada corporate bonds			5,235,674

Cayman Islands: 2.79%
Hutchison Whampoa
International Ltd.,
7.625%, due 04/09/19[1]		$1,050,000	1,244,780
New York Life Funding,
5.125%, due 02/03/15	GBP	250,000	432,344
Principal Financial Global
Funding II LLC,
4.500%, due 01/26/17	EUR	400,000	571,207
Transocean, Inc.,
6.000%, due 03/15/18		$100,000	110,718
6.800%, due 03/15/38		550,000	590,543
Vale Overseas Ltd.,
5.625%, due 09/15/19		650,000	693,718
	Face amount		Value

6.875%, due 11/21/36		$300,000	$325,736
6.875%, due 11/10/39		190,000	206,488

Total Cayman Islands corporate bonds			4,175,534

China: 0.68%
Standard Chartered Bank
Hong Kong Ltd.,
0.533%, due 04/13/17[2]		1,050,000	1,022,918

France: 4.84%
Autoroutes du Sud de la France,
5.625%, due 07/04/22	EUR	200,000	313,672
AXA SA,
5.250%, due 04/16/40[2]		150,000	198,546
6.667%, due 07/06/16[2,3]	GBP	450,000	646,394
Banque Federative du
Credit Mutuel,
0.447%, due 09/27/16[2]		$500,000	494,349
4.471%, due 10/28/15[2,3]	EUR	350,000	427,613
Banque PSA Finance,
8.500%, due 05/04/12		450,000	682,500
BNP Paribas SA,
4.730%, due 04/12/16[2,3]		150,000	195,227
5.750%, due 01/24/22	GBP	75,000	118,871
Casino Guichard Perrachon SA,
4.481%, due 11/12/18	EUR	300,000	434,419
5.500%, due 01/30/15		150,000	231,254
CNP Assurances,
6.875%, due 09/30/41[2]		400,000	572,084
Credit Agricole SA,
4.130%, due 11/09/15[2,3]		300,000	367,613
5.136%, due 02/24/16[2,3]	GBP	300,000	397,225
Credit Logement SA,
2.627%, due 03/16/11[2,3]	EUR	200,000	234,924
Electricite de France,
6.950%, due 01/26/39[1]		$300,000	350,906
Lafarge SA,
5.375%, due 11/29/18	EUR	520,000	755,813
Societe Generale SA,
1.611%, due 06/07/17[2]		250,000	350,457
4.196%, due 01/26/15[2,3]		400,000	487,250

Total France corporate bonds			7,259,117

Germany: 0.96%
Bayer AG,
5.000%, due 07/29/05[2]		200,000	288,580
Commerzbank AG,
3.875%, due 03/22/17		225,000	319,290
6.375%, due 03/22/19		350,000	479,796
RWE AG,
4.625%, due 09/28/15[2,3]		250,000	347,130

Total Germany corporate bonds			1,434,796

UBS Global Corporate Bond Relationship Fund
Portfolio of investments

June 30, 2011 (unaudited)

	Face amount		Value

Bonds—(continued)
Corporate bonds—(continued)
Ireland: 1.58%
Allied Irish Banks PLC,
4.500%, due 10/01/12	EUR	200,000	$242,175
GE Capital European Funding,
6.025%, due 03/01/38		565,000	822,426
GE Capital UK Funding,
6.000%, due 04/11/13	GBP	500,000	852,213
Iberdrola Finance Ireland Ltd.,
5.000%, due 09/11/19[1]		$450,000	443,796

Total Ireland corporate bonds			2,360,610

Italy: 1.79%
Banca Monte dei Paschi
di Siena SpA,
5.750%, due 09/30/16	GBP	150,000	209,446
Banco Popolare,
4.125%, due 10/22/14	EUR	250,000	356,565
Intesa Sanpaolo SpA,
6.625%, due 05/08/18		400,000	586,646
Telecom Italia SpA,
2.226%, due 06/07/16[2]		250,000	352,375
4.693%, due 11/11/19		400,000	563,013
7.375%, due 12/15/17	GBP	350,000	614,541

Total Italy corporate bonds			2,682,586

Jersey, Channel Islands: 0.14%
HSBC Capital Funding LP,
5.369%, due 03/24/14[2,3]	EUR	150,000	213,172

Luxembourg: 2.72%
ArcelorMittal,
9.000%, due 02/15/15		$750,000	895,192
Enel Finance International SA,
5.625%, due 08/14/24	GBP	800,000	1,226,928
6.000%, due 10/07/39[1]		$300,000	271,077
GAZ Capital SA for Gazprom,
6.580%, due 10/31/13	GBP	500,000	852,630
Holcim US Finance
Sarl & Cie SCS,
6.000%, due 12/30/19[1]		$200,000	213,717
Telecom Italia Finance SA,
7.750%, due 01/24/33	EUR	400,000	611,424

Total Luxembourg corporate bonds			4,070,968

Mexico: 0.42%
America Movil SAB de CV,
3.625%, due 03/30/15		$600,000	628,775

Netherlands: 5.92%
Alliander Finance BV,
5.500%, due 04/20/16	EUR	200,000	317,611
	Face amount		Value

Allianz Finance II BV,
Series XW,
4.375%, due 02/17/17[2,3]	EUR	150,000	$188,334
5.750%, due 07/08/41[2]		1,000,000	1,388,127
CRH Finance BV,
7.375%, due 05/28/14		350,000	559,627
Daimler International Finance BV,
7.875%, due 01/16/14		550,000	894,013
E.ON International Finance BV,
6.000%, due 10/30/19	GBP	100,000	179,754
EDP Finance BV,
4.750%, due 09/26/16	EUR	200,000	256,538
5.375%, due 11/02/12[1]		$650,000	650,850
ELM BV for Swiss
Reinsurance Co.,
5.252%, due 05/25/16[2,3]	EUR	800,000	1,020,929
Koninklijke KPN NV,
3.750%, due 09/21/20		820,000	1,112,673
Rabobank Nederland NV,
5.875%, due 05/20/19		250,000	390,320
Repsol International Finance BV,
4.750%, due 02/16/17		150,000	224,749
Royal Bank of Scotland NV,
0.952%, due 03/09/15[2]		$550,000	501,550
Scotland International
Finance BV,
4.250%, due 05/23/13[1]		650,000	652,048
Siemens
Financieringsmaatschappij NV,
6.125%, due 09/14/66[2]	GBP	322,000	537,466

Total Netherlands corporate bonds			8,874,589

Norway: 0.25%
DnB NOR Bank ASA,
4.500%, due 05/29/14	EUR	250,000	380,473

Qatar: 0.63%
Qtel International Finance Ltd.,
6.500%, due 06/10/14[1]		$850,000	940,312

South Korea: 1.04%
GS Caltex Corp.,
5.500%, due 04/24/17[4]		400,000	426,560
Hyundai Capital Services, Inc.,
4.375%, due 07/27/16[1]		1,100,000	1,127,965

Total South Korea corporate bonds			1,554,525

Spain: 2.13%
Abertis Infraestructuras SA,
4.625%, due 10/14/16	EUR	150,000	208,480
BBVA Senior Finance SAU,
3.250%, due 04/23/15		300,000	409,516

UBS Global Corporate Bond Relationship Fund
Portfolio of investments

June 30, 2011 (unaudited)

	Face amount		Value

Bonds—(continued)
Corporate bonds—(continued)
Spain—(concluded)
Gas Natural Capital Markets SA,
4.500%, due 01/27/20	EUR	300,000	$393,507
5.250%, due 07/09/14		400,000	594,554
Santander Issuances S.A
Unipersonal,
1.724%, due 07/25/17[2]		600,000	828,491
Telefonica Emisiones SAU,
5.289%, due 12/09/22	GBP	500,000	762,006

Total Spain corporate bonds			3,196,554

Sweden: 1.19%
Nordea Bank AB,
4.000%, due 06/29/20	EUR	700,000	998,682
Svenska Handelsbanken AB,
5.125%, due 03/30/20[1]		$750,000	787,471

Total Sweden corporate bonds			1,786,153

Switzerland: 1.25%
Credit Suisse AG,
5.400%, due 01/14/20		600,000	607,427
Credit Suisse/London,
4.750%, due 08/05/19	EUR	850,000	1,262,875

Total Switzerland corporate bonds			1,870,302

United Kingdom: 16.43%
Abbey National Treasury
Services PLC,
3.875%, due 11/10/14[1]		$400,000	407,340
Aviva PLC,
4.729%, due 11/28/14[2,3]	EUR	600,000	761,329
5.250%, due 10/02/23[2]		300,000	436,133
B.A.T. International Finance,
6.000%, due 06/29/22	GBP	100,000	171,078
9.500%, due 11/15/18[1]		$625,000	836,141
BAA Funding Ltd.,
Series 1, Class A5,
3.975%, due 02/15/12[4]	EUR	570,000	833,165
6.750%, due 12/03/26	GBP	100,000	173,471
Barclays Bank PLC,
0.450%, due 09/11/17[2]		$1,000,000	958,835
4.750%, due 03/15/20[2,3]	EUR	100,000	103,325
4.875%, due 12/15/14[2,3]		480,000	577,740
5.750%, due 08/17/21	GBP	200,000	321,253
6.625%, due 03/30/22[4]	EUR	750,000	1,073,587
BP Capital Markets PLC,
3.875%, due 03/10/15		$600,000	631,891
Brambles Finance PLC,
4.625%, due 04/20/18	EUR	300,000	445,635
British Sky Broadcasting
Group PLC,
9.500%, due 11/15/18[1]		$350,000	464,828
	Face amount		Value

British Telecommunications PLC,
8.750%, due 12/07/16	GBP	550,000	$1,068,774
Friends Provident Group PLC,
12.000%, due 05/21/21		143,000	292,606
Friends Provident Holdings
UK PLC,
8.250%, due 04/21/22		270,000	429,480
HSBC Holdings PLC,
5.100%, due 04/05/21		$460,000	471,401
6.250%, due 03/19/18	EUR	500,000	770,331
6.500%, due 09/15/37		$1,550,000	1,599,651
Imperial Tobacco Finance PLC,
4.500%, due 07/05/18	EUR	250,000	362,900
8.375%, due 02/17/16		125,000	215,953
9.000%, due 02/17/22	GBP	455,000	936,607
Lloyds Banking Group PLC,
5.875%, due 07/08/14	EUR	200,000	296,994
Lloyds TSB Bank PLC,
1.580%, due 07/09/16[2]		550,000	724,299
4.500%, due 09/15/14[4]		150,000	219,788
6.500%, due 03/24/20		350,000	471,933
Marks & Spencer PLC,
6.250%, due 12/01/17[1]		$500,000	544,213
National Express Group PLC,
6.250%, due 01/13/17	GBP	250,000	425,014
Nationwide Building Society,
4.650%, due 02/25/15[1]		$450,000	465,998
Old Mutual PLC,
4.500%, due 01/18/17[2]	EUR	100,000	143,152
OTE PLC,
6.000%, due 02/12/15[5]		90,000	119,423
Royal Bank of Scotland PLC,
4.875%, due 03/16/15		$550,000	570,805
7.500%, due 04/29/24	GBP	700,000	1,195,484
SABMiller PLC,
4.500%, due 01/20/15	EUR	400,000	603,418
Scottish & Southern
Energy PLC,
5.453%, due 10/01/15[2,3]	GBP	350,000	561,030
Standard Chartered Bank PLC,
3.850%, due 04/27/15[1]		$500,000	517,597
Tesco PLC,
6.125%, due 02/24/22	GBP	195,000	338,263
Thames Water Utilities
Finance Ltd.,
5.125%, due 09/28/37		200,000	301,128
Vodafone Group PLC,
5.750%, due 03/15/16		$700,000	791,249
Wales & West Utilities
Finance PLC,
5.125%, due 12/02/16	GBP	300,000	516,200
Western Power Distribution
West Midlands PLC,
5.750%, due 04/16/32		250,000	388,867

UBS Global Corporate Bond Relationship Fund
Portfolio of investments

June 30, 2011 (unaudited)

	Face amount		Value

Bonds—(continued)
Corporate bonds—(continued)
United Kingdom—(concluded)
WPP PLC,
6.000%, due 04/04/17	GBP	200,000	$349,645
6.625%, due 05/12/16	EUR	450,000	728,324

Total United Kingdom corporate bonds			24,616,278

United States: 43.56%
Abbott Laboratories,
6.000%, due 04/01/39		$250,000	276,463
Alcoa, Inc.,
6.150%, due 08/15/20		900,000	953,446
Alltel Corp.,
7.875%, due 07/01/32		400,000	525,283
Altria Group, Inc.,
9.250%, due 08/06/19		1,000,000	1,303,946
American Honda Finance Corp.,
3.875%, due 09/16/14	EUR	350,000	521,690
American International
Group, Inc.,
3.650%, due 01/15/14		$750,000	764,318
5.850%, due 01/16/18		450,000	470,869
Anadarko Petroleum Corp.,
7.625%, due 03/15/14		1,000,000	1,146,641
Anheuser-Busch InBev
Worldwide, Inc.,
7.750%, due 01/15/19		1,500,000	1,887,066
AT&T, Inc.,
5.350%, due 09/01/40		2,121,000	2,010,424
Bank of America Corp.,
4.000%, due 03/28/18[2]	EUR	650,000	858,998
5.650%, due 05/01/18		$770,000	811,835
6.000%, due 09/01/17		950,000	1,022,241
7.375%, due 05/15/14		900,000	1,011,776
Cameron International Corp.,
6.375%, due 07/15/18		400,000	456,940
Capital One Bank USA N.A.,
8.800%, due 07/15/19		400,000	490,896
CBS Corp.,
8.875%, due 05/15/19		300,000	382,428
Citigroup, Inc.,
4.750%, due 05/31/17[2]	EUR	500,000	667,248
6.000%, due 08/15/17		$2,800,000	3,066,241
Comcast Corp.,
5.700%, due 07/01/19		800,000	889,990
6.300%, due 11/15/17		700,000	811,390
ConocoPhillips,
4.600%, due 01/15/15		250,000	276,137
CSX Corp.,
7.375%, due 02/01/19		625,000	761,839
	Face amount		Value

Dell, Inc.,
5.400%, due 09/10/40		$400,000	$380,871
DirecTV Holdings LLC,
7.625%, due 05/15/16		900,000	981,000
Dow Chemical Co.,
5.900%, due 02/15/15		650,000	730,156
Duke Energy Corp.,
5.050%, due 09/15/19		250,000	268,928
Energy Transfer Partners LP,
9.000%, due 04/15/19		300,000	373,019
9.700%, due 03/15/19		350,000	447,271
Enterprise Products
Operating LLC,
3.700%, due 06/01/15		140,000	146,772
Series I, 5.000%, due 03/01/15		300,000	326,604
Series O, 9.750%, due 01/31/14,		250,000	298,445
Erac International Finance LLC,
5.250%, due 10/01/20[1]		250,000	265,173
ERP Operating LP, REIT,
5.750%, due 06/15/17		650,000	720,613
FirstEnergy Solutions Corp.,
6.050%, due 08/15/21		700,000	753,234
General Electric Capital Corp.,
0.367%, due 12/20/13[2]		450,000	444,574
Series A, 3.750%, due 11/14/14		200,000	211,702
6.000%, due 08/07/19		1,260,000	1,395,148
Series A, 6.750%, due 03/15/32		1,535,000	1,705,465
Georgia Power Co.,
5.400%, due 06/01/40		450,000	452,011
GlaxoSmithKline Capital, Inc.,
6.375%, due 05/15/38		775,000	893,679
Goldman Sachs Group, Inc.,
4.375%, due 03/16/17	EUR	600,000	846,077
6.150%, due 04/01/18		$600,000	653,006
7.500%, due 02/15/19		1,550,000	1,803,492
Hasbro, Inc.,
6.350%, due 03/15/40		500,000	516,850
Home Depot, Inc.,
4.400%, due 04/01/21		240,000	241,157
JPMorgan Chase & Co.,
4.950%, due 03/25/20		2,550,000	2,634,066
5.150%, due 10/01/15		240,000	259,211
6.300%, due 04/23/19		700,000	788,995
Kinder Morgan Energy Partners LP,
9.000%, due 02/01/19		500,000	641,183
Kraft Foods, Inc.,
5.375%, due 02/10/20		1,450,000	1,585,137
Merck & Co., Inc.,
6.550%, due 09/15/37		750,000	885,566
MetLife, Inc.,
7.717%, due 02/15/19		900,000	1,089,380

UBS Global Corporate Bond Relationship Fund
Portfolio of investments

June 30, 2011 (unaudited)

	Face amount		Value

Bonds—(concluded)
Corporate bonds—(concluded)
United States—(concluded)
Morgan Stanley,
5.450%, due 01/09/17		$1,200,000	$1,269,030
5.950%, due 12/28/17		2,030,000	2,182,345
Motorola Solutions, Inc.,
6.000%, due 11/15/17		400,000	455,151
NBC Universal, Inc.,
4.375%, due 04/01/21[1]		400,000	395,820
News America, Inc.,
6.900%, due 03/01/19		200,000	232,768
NuStar Logistics LP,
7.650%, due 04/15/18		600,000	716,683
Oncor Electric Delivery Co. LLC,
6.375%, due 01/15/15		500,000	568,840
ONEOK Partners LP,
8.625%, due 03/01/19		250,000	317,829
Pacific Gas & Electric Co.,
6.050%, due 03/01/34		400,000	422,960
PacifiCorp,
6.000%, due 01/15/39		700,000	772,809
Pemex Project Funding
Master Trust,
5.500%, due 02/24/25[4]	EUR	600,000	836,156
PepsiCo, Inc.,
3.125%, due 11/01/20		$600,000	565,825
PNC Funding Corp.,
5.125%, due 02/08/20		500,000	535,349
PPL Electric Utilities Corp.,
6.250%, due 05/15/39		150,000	168,976
Principal Financial Group, Inc.,
8.875%, due 05/15/19		400,000	508,809
Prudential Financial, Inc.,
4.500%, due 11/15/20		100,000	99,331
7.375%, due 06/15/19		680,000	806,415
Republic Services, Inc.,
5.250%, due 11/15/21		450,000	475,457
Reynolds American, Inc.,
7.750%, due 06/01/18		550,000	659,039
Sempra Energy,
6.000%, due 10/15/39		400,000	421,421
SLM Corp.,
6.250%, due 01/25/16		1,200,000	1,245,000
Southwestern Electric Power Co.,
6.200%, due 03/15/40		600,000	610,557
Time Warner Cable, Inc.,
6.750%, due 06/15/39		200,000	218,783
8.250%, due 04/01/19		650,000	810,681
Unicredito Italiano Capital
Trust IV,
5.396%, due 10/27/15[2,3]	GBP	400,000	526,417
	Face amount		Value

Valero Energy Corp.,
10.500%, due 03/15/39		$900,000	$1,272,825
Virginia Electric and Power Co.,
8.875%, due 11/15/38		200,000	296,069
Wachovia Corp.,
5.500%, due 05/01/13		150,000	161,303
Waste Management, Inc.,
6.125%, due 11/30/39		320,000	334,878
7.375%, due 03/11/19		300,000	364,416
WEA Finance LLC,
5.750%, due 09/02/15[1]		500,000	555,453
WellPoint, Inc.,
4.350%, due 08/15/20		200,000	201,957
Wells Fargo & Co.,
3.625%, due 04/15/15		550,000	574,970
5.625%, due 12/11/17		1,100,000	1,215,064
Xcel Energy, Inc.,
4.700%, due 05/15/20		350,000	363,920

Total United States corporate bonds			65,270,196

Total corporate bonds
(cost $135,198,908)			141,236,119

Non-US government obligations: 1.69%
Germany: 0.29%
Kreditanstalt fuer Wiederaufbau,
2.050%, due 02/16/26	JPY	33,000,000	433,208

Spain: 1.40%
Kingdom of Spain,
4.700%, due 07/30/41	EUR	1,750,000	2,093,121

Total Non-US government obligations
(cost $2,316,365)			2,526,329

Supranational bond: 0.30%
European Investment Bank,
1.400%, due 06/20/17
(cost $396,445)	JPY	35,000,000	452,350

Total bonds
(cost $137,911,718)			144,214,798

		Shares

Short-term investment: 1.42%
Investment company: 1.42%
UBS Cash Management Prime
Relationship Fund[6]
(cost $2,133,655)		2,133,655	2,133,655

Total investments: 97.66%
(cost $140,045,373)			146,348,453

Cash and other assets,
less liabilities: 2.34%			3,501,265

Net assets: 100.00%			$149,849,718

UBS Global Corporate Bond Relationship Fund
Portfolio of investments

June 30, 2011 (unaudited)

Notes to portfolio of investments
Aggregate cost for federal income tax purposes was substantially the same as for book purposes; and net unrealized appreciation consisted of:
Gross unrealized appreciation	$6,840,222
Gross unrealized depreciation	(537,142)

Net unrealized appreciation of investments	$6,303,080

For a listing of defined portfolio acronyms and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 130.

[1]	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2011, the value of these securities amounted to $12,410,982 or 8.28% of net assets.
[2]	Variable or floating rate security—The interest rate shown is the current rate as of June 30, 2011 and changes periodically.
[3]	Perpetual bond security. The maturity date reflects the next call date.
[4]	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. At June 30, 2011, the value of these securities amounted to $3,389,256 or 2.26% of net assets.
[5]	Step bond—Coupon rate increases in increments to maturity. Rate disclosed is rate as of June 30, 2011. Maturity date disclosed is the ultimate maturity date.
[6]	The table below details the Fund’s investments in a fund that is advised by the same advisor as the Fund. The advisor does not earn a management fee from the affiliated UBS Relationship Fund.
Income
		Purchases	Sales		earned from
		during the	during the		affiliate for the
		six months	six months		six months
	Value	ended	ended	Value	ended
Security description	12/31/10	06/30/11	06/30/11	06/30/11	06/30/11

UBS Cash Management Prime Relationship Fund	$307,463	$21,985,623	$20,159,431	$2,133,655	$1,547

Forward foreign currency contracts
						Unrealized
	Contracts		In		Maturity	appreciation/
Counterparty	to deliver		exchange for		date	(depreciation)

Goldman Sachs International	EUR	28,485,000	USD	40,812,881	09/06/11	$(420,012)

JPMorgan Chase Bank	CAD	4,225,000	USD	4,315,350	09/06/11	(58,265)

JPMorgan Chase Bank	EUR	595,000	USD	856,655	09/06/11	(4,626)

JPMorgan Chase Bank	GBP	285,000	USD	454,246	09/06/11	(2,809)

JPMorgan Chase Bank	JPY	77,600,000	USD	966,192	09/06/11	1,938

JPMorgan Chase Bank	USD	1,476,800	EUR	1,035,000	09/06/11	21,394

JPMorgan Chase Bank	USD	842,056	GBP	520,000	09/06/11	(8,132)

Morgan Stanley & Co.,Inc.	GBP	10,265,000	USD	16,700,385	09/06/11	238,405

Net unrealized depreciation on forward foreign currency contracts						$(232,107)

UBS Global Corporate Bond Relationship Fund
Portfolio of investments

June 30, 2011 (unaudited)

Futures contracts

				Unrealized
	Expiration	Cost/		appreciation/
	date	(proceeds)	Value	(depreciation)

US Treasury futures buy contracts:

US Long Bond, 4 contracts (USD)	September 2011	$497,149	$492,125	$(5,024)

US Treasury futures sell contracts:

10 Year US Treasury Notes, 103 contracts (USD)	September 2011	(12,614,927)	(12,599,797)	15,130

Interest rate futures buy contracts:

Euro-Bund, 45 contracts (EUR)	September 2011	8,231,601	8,188,417	(43,184)

Interest rate futures sell contracts:

Euro-Buxl, 18 contracts (EUR)	September 2011	(2,765,001)	(2,688,056)	76,945

Net unrealized appreciation on futures contracts				$43,867

Credit default swaps on credit indices — buy protection1

				Payments	Payments	Upfront
			Termination	made by	received by	payments		Unrealized
Counterparty	Notional amount		date	the Fund[2]	the Fund	made	Value	appreciation

Morgan Stanley & Co., Inc.	EUR	2,300,000	06/20/16	1.0000%	—[3]	$(6,648)	$15,268	$8,620

[1]	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
[2]	Payments made are based on the notional amount.
[3]	Payment from the counterparty will be received upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the iTraxx Europe Main Series 15 Index.

Credit default swaps on corporate issues — buy protection1

						Upfront
				Payments	Payments	payments		Unrealized
			Termination	made by	received by	(made)/		appreciation/
Counterparty	Notional amount		date	the Fund[2]	the Fund	received	Value	(depreciation)

Barclays Bank PLC	EUR	1,180,000	06/20/16	1.0000%	—[3]	$38,211	$(25,497)	$12,714

Barclays Bank PLC	EUR	590,000	06/20/16	1.0000	—[4]	(7,002)	6,626	(376)

Barclays Bank PLC	USD	775,000	09/20/16	1.0000	—[5]	(7,433)	17,368	9,935

Deutsche Bank AG	USD	1,295,000	03/20/14	1.0000	—[6]	12,254	(3,462)	8,792

Deutsche Bank AG	USD	800,000	06/20/16	1.0000	—[7]	(14,645)	15,771	1,126

Deutsche Bank AG	USD	750,000	06/20/16	1.0000	—[8]	23,183	(22,300)	883

Deutsche Bank AG	USD	775,000	09/20/16	1.0000	—[5]	(7,813)	17,368	9,555

Goldman Sachs International	USD	2,610,000	03/20/14	1.0000	—[9]	28,878	(41,438)	(12,560)

Goldman Sachs International	USD	440,000	03/20/16	1.0000	—[10]	1,971	1,436	3,407

JPMorgan Chase Bank	EUR	2,000,000	03/20/14	5.0000	—[11]	322,287	(223,451)	98,836

JPMorgan Chase Bank	EUR	590,000	06/20/16	1.0000	—[4]	(7,770)	6,626	(1,144)

JPMorgan Chase Bank	USD	1,265,000	03/20/14	1.0000	—[6]	10,811	(3,382)	7,429

JPMorgan Chase Bank	USD	440,000	03/20/16	1.0000	—[10]	1,971	1,436	3,407

JPMorgan Chase Bank	USD	1,650,000	06/20/16	1.0000	—[12]	48,621	(50,619)	(1,998)

JPMorgan Chase Bank	USD	1,550,000	06/20/16	1.0000	—[13]	(2,032)	6,698	4,666

						$441,492	$(296,820)	$144,672

UBS Global Corporate Bond Relationship Fund
Portfolio of investments

June 30, 2011 (unaudited)

[1]	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.
[2]	Payments made are based on the notional amount.
[3]	Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the Centrica PLC 7.000% bond, due 09/19/18.
[4]	Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the Legal & General Finance PLC 5.875% bond, due 12/11/31.
[5]	Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the CNA Financial Corp. 5.850% bond, due 12/15/14.
[6]	Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the Computer Sciences Corp. 6.500% bond, due 03/15/18.
[7]	Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the Prudential Financial Inc. 4.500% bond, due 07/15/13.
[8]	Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the Honeywell International Ltd. 5.700% bond, due 03/15/36.
[9]	Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the Motorola Solutions Inc. 6.500% bond, due 09/01/25.
[10]	Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the Allstate Corp. 6.750% bond, due 05/15/18.
[11]	Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the ITV PLC 5.375% bond, due 10/19/15.
[12]	Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the Lockheed Martin Corp. 7.650% bond, due 01/05/16.
[13]	Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the Constellation Energy Group, Inc. 4.550% bond, due 06/15/15.

Credit default swaps on corporate issues — sell protection1

						Upfront
				Payments	Payments	payments		Unrealized
			Termination	made by	received by	(made)/		appreciation/	Credit
Counterparty	Notional amount		date	the Fund	the Fund[2]	received	Value	(depreciation)	spread[3]

Barclays Bank PLC	EUR	1,180,000	06/20/16	—[4]	1.0000%	$(24,017)	$19,293	$(4,724)	0.7585%

Barclays Bank PLC	EUR	590,000	06/20/16	—[5]	1.0000	30,935	(31,760)	(825)	1.8312

Barclays Bank PLC	USD	775,000	09/20/16	—[6]	1.0000	15,345	(28,150)	(12,805)	1.7588

Deutsche Bank AG	USD	870,000	03/20/16	—[7]	1.0000	12,997	(24,425)	(11,428)	1.6135

Deutsche Bank AG	USD	800,000	06/20/16	—[8]	1.0000	22,130	(21,548)	582	1.5758

Deutsche Bank AG	USD	775,000	09/20/16	—[6]	1.0000	15,345	(28,150)	(12,805)	1.7588

Goldman Sachs International	USD	1,720,000	03/20/16	—[9]	1.0000	17,298	8,554	25,852	0.8829

JPMorgan Chase Bank	EUR	640,000	03/20/16	—[10]	1.0000	19,046	(28,252)	(9,206)	1.7098

JPMorgan Chase Bank	EUR	1,260,000	03/20/16	—[11]	5.0000	(248,224)	137,517	(110,707)	3.1855

JPMorgan Chase Bank	EUR	590,000	06/20/16	—[5]	1.0000	30,935	(31,760)	(825)	1.8312

JPMorgan Chase Bank	USD	850,000	03/20/16	—[7]	1.0000	13,871	(23,863)	(9,992)	1.6135

JPMorgan Chase Bank	USD	1,550,000	06/20/16	—[12]	1.0000	29,018	(28,320)	698	1.3833

						$(65,321)	$(80,864)	$(146,185)

[1]	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.
[2]	Payments received are based on the notional amount.
[3]	Credit spreads,represented in absolute terms, utilized in determining the market value as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event

UBS Global Corporate Bond Relationship Fund
Portfolio of investments

June 30, 2011 (unaudited)
Concluded

occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity.
[4]	Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the E.ON International Finance BV 6.375% bond, due 05/29/17.
[5]	Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the Aegon NV 4.125% bond, due 12/08/14.
[6]	Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the Hartford Financial Services Group Inc. 4.000% bond, due 03/30/15.
[7]	Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the Computer Sciences Corp. 6.500% bond, due 03/15/18.
[8]	Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the MetLife Inc. 5.000% bond, due 06/15/15.
[9]	Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the Motorola Solutions Inc. 6.500% bond, due 09/01/25.
[10]	Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the AXA SA 6.000% bond, due 06/18/13.
[11]	Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the ITV PLC 5.375% bond, due 10/19/15
[12]	Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the Exelon Generation Co LLC 6.200% bond, due 10/01/17

The following is a summary of the inputs used as of June 30, 2011 in valuing the Fund’s investments:

Measurements at 06/30/11

	Unadjusted quoted
	prices in active
	markets for	Other significant	Unobservable
	identical investments	observable inputs	inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Corporate bonds	$—	$141,236,119	$—	$141,236,119

Non-US government obligations	—	2,526,329	—	2,526,329

Supranational bond	—	452,350	—	452,350

Short-term investment	—	2,133,655	—	2,133,655

Forward foreign currency contracts	—	(232,107)	—	(232,107)

Futures contracts	43,867	—	—	43,867

Swap agreements	—	(362,416)	—	(362,416)

Total	$43,867	$145,753,930	$—	$145,797,797

See accompanying notes to financial statements.	97

UBS High Yield Relationship Fund

Portfolio performance
For the six months ended June 30, 2011, UBS High Yield Relationship Fund (the “Fund”) returned 4.53%. The Fund’s benchmark, the BofA Merrill Lynch US High Yield Cash Pay Constrained Index (the “Index”), returned 4.89% over the same time period. (Please note that the Fund’s returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares, while the Index returns do not reflect fees and expenses.) For a detailed commentary on the market environment in general during the reporting period, see page 3.

The Fund generated a positive return during the reporting period but, underperformed the Index on a relative basis. Certain sector allocations and security selection detracted from performance.

Portfolio performance summary
What worked

•	The Fund’s positioning in several areas contributed to performance during the reporting period.

	–	Within the financials sector, an overweight to the insurance subsector contributed to Fund performance. There was a broad recovery in the insurance industry, and spreads in this space continued to narrow from their elevated levels during the credit crisis. (Spread measures the difference between the yields paid on a security versus those paid on US Treasuries of comparable duration.)

	–	Having an overweight to gaming was beneficial, as this sector performed well in an environment that saw credit fundamentals improve.

•	Issue selection contributed positively within the forestry/paper and leisure industries. A combination of successful refinancing and increased merger and acquisition activity aided the Fund’s holdings during the reporting period.

•	Overall, the Fund’s positioning from a quality perspective enhanced performance results.

	–	The Fund’s overweight to securities rated CCC and lower was beneficial for performance, as investor risk appetite was generally robust during the review period.[1]

	–	Having an underweight to securities rated B was rewarded, as B-rated securities lagged their lower rated CCC counterparts, as well as higher-rated BB bonds.

What didn’t work

•	Underweights in several sectors were not rewarded during the reporting period. Notably, an underweight to the energy sector detracted from performance when the sector generated strong results due to higher oil prices. Additionally, an underweight to technology, which performed well during the period, was a drag on Fund performance.

•	Issue selection in publishing/printing detracted from the Fund’s relative performance. Issue selection was disappointing in the publishing/printing sector, as the Fund’s holdings lagged those in the Index.

UBS High Yield Relationship Fund

•	The Fund’s underweight exposure to BB-rated bonds[2] negatively contributed to results. This segment of the high yield market outperformed lower quality B-rated bonds[3] during the reporting period.

[1]	Debt rated CCC has a current identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayment of principal.
[2]	Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.
[3]	Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended June 30, 2011. The views and opinions in the letter were current as of August 15, 2011. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent.

UBS High Yield Relationship Fund

Average annual total returns for periods ended June 30, 2011 (unaudited)

	6 months	1 year	5 years	10 years

UBS High Yield Relationship Fund	4.53%	15.12%	6.93%	7.42%

BofA Merrill Lynch US High Yield Cash Pay Constrained Index[1]	4.89%	15.21%	9.18%	8.84%

[1]	The BofA Merrill Lynch US High Yield Cash Pay Constrained Index is an unmanaged index of publicly placed non-convertible, coupon-bearing US dollar denominated below investment grade corporate debt with a term to maturity of at least one year. The index is market weighted, so that larger bond issuers have a greater effect on the index’s return. However, the representation of any single bond issue is restricted to a maximum of 2% of the total index. Investors should note that indices do not reflect the deduction of fees and expenses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted.

UBS High Yield Relationship Fund

Top ten long-term fixed income holdings
(unaudited)[1]
As of June 30, 2011
% of net assets

CIT Group, Inc.,
7.000%, due 05/01/17	1.8%
Caesars Entertainment Operating Co., Inc.,
11.250%, due 06/01/17	1.3
FireKeepers Development Authority,
13.875%, due 05/01/15	1.2
Calpine Corp.,
7.875%, due 07/31/20	1.2
MGM Resorts International,
10.000%, due 11/01/16	1.2
CIT Group, Inc.,
7.000%, due 05/01/16	1.0
Diamond Resorts Corp.,
12.000%, due 08/15/18	0.9
Marina District Finance Co., Inc.,
9.500%, due 10/15/15	0.9
Nova Chemicals Corp.,
8.625%, due 11/01/19	0.9
Citigroup Capital XXI,
8.300%, due 12/21/57	0.8

Total	11.2%

Industry diversification (unaudited)
As a percentage of net assets
as of June 30, 2011

Bonds
Corporate bonds
Aerospace	0.59%
Air transportation	0.23
Automotive & auto parts distributors	3.65
Banks & thrifts	2.80
Broadcasting	1.46
Building materials	1.46
Cable TV	1.40
Capital goods	0.65
Chemicals	3.14
Consumer products	0.23
Containers	1.66
Diversified financial services	6.18
Diversified media	1.35
Electric utilities	5.16
Energy	11.59
Entertainment/film	0.46
Food & drug retail	0.66
Food/beverage/tobacco	1.48
Gaming	9.14
Healthcare	3.27
Homebuilders/real estate	2.68
Hotel	0.63
Insurance	4.30
Leisure	1.16
Machinery	0.93
Metals/mining	1.32
Paper	3.13
Publishing/printing	1.17
Restaurants	0.44
Services	2.95
Steels	2.35
Super retail index	3.89
Technology	5.57
Telecommunications	7.78
Textile/apparel	0.21
Transportation excluding air/rail	1.46

Total corporate bonds	96.53%

Asset-backed security	0.12%
Commercial mortgage-backed securities	0.61

Total bonds	97.26%

Common stocks	0.00 [1]
Preferred stocks	0.00 [1]
Warrants	0.00 [1]
Short-term investment	0.38

Total investments	97.64%

Cash and other assets, less liabilities	2.36

Net assets	100.00%

[1] Amount represents less than 0.005%.

UBS High Yield Relationship Fund
Portfolio of investments

June 30, 2011 (unaudited)

	Face amount	Value

Bonds: 97.26%
Corporate bonds: 96.53%
Australia: 0.18%
Mirabela Nickel Ltd.,
8.750%, due 04/15/18[1]	$445,000	$442,775

Austria: 0.34%
PE Paper Escrow GmbH,
12.000%, due 08/01/14[1]	775,000	875,750

Bermuda: 0.53%
Intelsat Bermuda Ltd.,
11.250%, due 02/04/17	1,265,000	1,358,294

Brazil: 0.30%
OGX Petroleo e Gas Participacoes SA,
8.500%, due 06/01/18[1]	750,000	771,375

Canada: 2.19%
Bombardier, Inc.,
7.500%, due 03/15/18[1]	340,000	380,800
7.750%, due 03/15/20[1]	460,000	517,500
CHC Helicopter SA,
9.250%, due 10/15/20[1]	950,000	857,375
Connacher Oil and Gas Ltd.,
8.500%, due 08/01/19[1]	860,000	817,000
Nova Chemicals Corp.,
8.625%, due 11/01/19	2,025,000	2,255,344
Reliance Intermediate Holdings LP,
9.500%, due 12/15/19[1]	700,000	763,875

Total Canada corporate bonds		5,591,894

Cayman Islands: 1.00%
Sable International Finance Ltd.,
7.750%, due 02/15/17[1]	450,000	452,250
Seagate HDD Cayman,
7.750%, due 12/15/18[1]	2,005,000	2,105,250

Total Cayman Islands corporate bonds		2,557,500

France: 0.74%
Cie Generale de Geophysique-Veritas,
7.750%, due 05/15/17	580,000	597,400
CMA CGM SA,
8.500%, due 04/15/17[1]	1,525,000	1,281,000

Total France corporate bonds		1,878,400

Germany: 0.13%
Unitymedia Hessen,
8.125%, due 12/01/17[1]	300,000	318,750

Ireland: 0.29%
Ardagh Packaging Finance PLC,
7.375%, due 10/15/17[1]	720,000	741,600
	Face amount	Value

Italy: 0.44%
Wind Acquisition Finance SA,
11.750%, due 07/15/17[1]	$995,000	$1,126,837

Luxembourg: 2.16%
APERAM,
7.750%, due 04/01/18[1]	470,000	473,525
ConvaTec Healthcare E SA,
10.500%, due 12/15/18[1]	950,000	983,250
Expro Finance Luxembourg SCA,
8.500%, due 12/15/16[1]	1,800,000	1,737,000
Intelsat Jackson Holdings SA,
7.250%, due 10/15/20[1]	310,000	308,450
11.250%, due 06/15/16	1,875,000	1,987,500

Total Luxembourg corporate bonds		5,489,725

Mexico: 0.27%
Cemex Finance LLC,
9.500%, due 12/14/16[1]	675,000	697,781

Netherlands: 0.57%
ING Groep NV,
5.775%, due 12/08/15[2,3]	765,000	703,800
Case New Holland, Inc.,
7.875%, due 12/01/17[1]	680,000	748,000

Total Netherlands corporate bonds		1,451,800

Russia: 0.34%
Evraz Group SA,
9.500%, due 04/24/18[1]	750,000	864,375

South Africa: 0.24%
Edcon Proprietary Ltd.,
9.500%, due 03/01/18[1]	655,000	617,338

Spain: 0.30%
Cemex Espana Luxembourg,
9.250%, due 05/12/20[1]	778,000	770,220

United Kingdom: 1.31%
Global Crossing UK Finance PLC,
10.750%, due 12/15/14	215,000	224,406
Hanson Ltd.,
6.125%, due 08/15/16	775,000	817,625
HBOS Capital Funding LP,
6.071%, due 06/30/14[1,2,3]	1,075,000	929,875
Ineos Finance PLC,
9.000%, due 05/15/15[1]	250,000	262,500
Ineos Group Holdings PLC,
8.500%, due 02/15/16[1]	429,000	423,638
Vedanta Resources PLC,
8.250%, due 06/07/21[1]	250,000	251,875
9.500%, due 07/18/18[1]	400,000	436,000

Total United Kingdom corporate bonds		3,345,919

UBS High Yield Relationship Fund
Portfolio of investments

June 30, 2011 (unaudited)

	Face amount	Value

Bonds—(continued)
Corporate bonds—(continued)
United States: 85.20%
ACCO Brands Corp.,
10.625%, due 03/15/15	$275,000	$306,969
Advanced Micro Devices, Inc.,
8.125%, due 12/15/17	510,000	532,950
AES Corp.,
8.000%, due 10/15/17	235,000	249,100
8.000%, due 06/01/20	1,740,000	1,853,100
AK Steel Corp.,
7.625%, due 05/15/20	660,000	676,500
Allison Transmission, Inc.,
11.000%, due 11/01/15[1]	625,000	665,625
Ally Financial, Inc.,
8.000%, due 03/15/20	1,400,000	1,487,500
Alta Mesa Holdings,
9.625%, due 10/15/18[1]	875,000	875,000
AMC Entertainment, Inc.,
8.750%, due 06/01/19	910,000	960,050
American General Institutional Capital A,
7.570%, due 12/01/45[1]	1,980,000	2,059,200
American International Group, Inc.,
6.250%, due 03/15/37	550,000	500,500
8.175%, due 05/15/58[2]	400,000	437,040
AMGH Merger Sub, Inc.,
9.250%, due 11/01/18[1]	445,000	469,475
Aquilex Holdings LLC,
11.125%, due 12/15/16	260,000	252,850
ARAMARK Corp.,
8.500%, due 02/01/15	1,415,000	1,469,831
Ashland, Inc.,
9.125%, due 06/01/17	645,000	725,625
Aspect Software, Inc.,
10.625%, due 05/07/17	255,000	274,125
ATP Oil & Gas Corp.,
11.875%, due 05/01/15	225,000	228,375
Avis Budget Car Rental LLC,
9.625%, due 03/15/18	380,000	405,650
Bank of America Corp.,
8.000%, due 01/30/18[2,3]	235,000	245,413
BankAmerica Capital II,
8.000%, due 12/15/26	1,256,000	1,277,980
BE Aerospace, Inc.,
6.875%, due 10/01/20	575,000	602,313
Beazer Homes USA, Inc.,
6.875%, due 07/15/15	45,000	39,938
Belden, Inc.,
9.250%, due 06/15/19	425,000	472,813
Berry Plastics Corp.,
8.250%, due 11/15/15	550,000	580,250
9.500%, due 05/15/18	400,000	397,000
	Face amount	Value

Boise Paper Holdings LLC,
9.000%, due 11/01/17	$280,000	$304,500
Bon-Ton Department Stores, Inc.,
10.250%, due 03/15/14	500,000	500,000
Boyd Gaming Corp.,
9.125%, due 12/01/18[1]	1,475,000	1,500,813
Brocade Communications Systems, Inc.,
6.875%, due 01/15/20	300,000	323,250
Burlington Coat Factory Warehouse Corp.,
10.000%, due 02/15/19[1]	1,600,000	1,584,000
Cablevision Systems Corp.,
8.625%, due 09/15/17	1,150,000	1,246,312
Caesars Entertainment Operating Co., Inc.,
5.625%, due 06/01/15	450,000	363,375
10.000%, due 12/15/15	750,000	761,250
10.000%, due 12/15/18	2,155,000	1,944,887
11.250%, due 06/01/17	2,890,000	3,189,837
Calpine Construction Finance Co. LP,
8.000%, due 06/01/16[1]	735,000	793,800
Calpine Corp.,
7.875%, due 07/31/20[1]	2,905,000	3,035,725
Capella Healthcare, Inc.,
9.250%, due 07/01/17[1]	240,000	253,200
CB Richard Ellis Services, Inc.,
11.625%, due 06/15/17	215,000	249,131
CDW Finance Corp.,
12.535%, due 10/12/17	1,050,000	1,131,375
Celanese US Holdings LLC,
6.625%, due 10/15/18	315,000	332,325
Cengage Learning Acquisitions, Inc.,
10.500%, due 01/15/15[1]	535,000	484,175
Cequel Communications Holdings I LLC,
8.625%, due 11/15/17[1]	150,000	156,000
Ceridian Corp.,
11.250%, due 11/15/15	1,325,000	1,325,000
Chesapeake Energy Corp.,
9.500%, due 02/15/15	1,465,000	1,699,400
Chrysler Group LLC,
8.000%, due 06/15/19[1]	1,440,000	1,414,800
CIT Group, Inc.,
7.000%, due 05/01/15	1,435,000	1,436,794
7.000%, due 05/01/16	2,490,000	2,480,662
7.000%, due 05/01/17	4,515,000	4,503,712
Citigroup Capital XXI,
8.300%, due 12/21/57[2]	2,170,000	2,218,825
Claire’s Stores, Inc.,
10.500%, due 06/01/17	450,000	424,125
Clear Channel Communications, Inc.,
10.750%, due 08/01/16	1,315,000	1,186,787
Clear Channel Worldwide Holdings, Inc.,
9.250%, due 12/15/17	100,000	108,750
Series B,
9.250%, due 12/15/17	410,000	446,900

UBS High Yield Relationship Fund
Portfolio of investments

June 30, 2011 (unaudited)

	Face amount	Value

Bonds—(continued)
Corporate bonds—(continued)
United States—(continued)
Clearwater Paper Corp.,
7.125%, due 11/01/18	$410,000	$420,250
Clearwire Communications LLC,
12.000%, due 12/01/15[1]	2,415,000	2,581,199
CMP Susquehanna Corp.,
16.612%, due 05/15/14[4]	60,000	45,874
Community Health Systems, Inc.,
8.875%, due 07/15/15	810,000	834,300
Comstock Resources, Inc.,
8.375%, due 10/15/17	410,000	430,500
Consol Energy, Inc.,
8.000%, due 04/01/17	660,000	719,400
Constellation Brands, Inc.,
8.375%, due 12/15/14	655,000	745,062
CPM Holdings, Inc.,
10.875%, due 09/01/14[1]	550,000	596,750
Cricket Communications, Inc.,
10.000%, due 07/15/15	555,000	598,012
Crosstex Energy LP,
8.875%, due 02/15/18	960,000	1,022,400
CSC Holdings LLC,
8.625%, due 02/15/19	550,000	620,125
Delta Air Lines, Inc.,
12.250%, due 03/15/15[1]	520,000	575,900
Denbury Resources, Inc.,
8.250%, due 02/15/20	548,000	597,320
9.750%, due 03/01/16	1,105,000	1,234,837
Developers Diversified Realty Corp.,
9.625%, due 03/15/16	545,000	657,612
Diamond Resorts Corp.,
12.000%, due 08/15/18[1]	2,250,000	2,385,000
DISH DBS Corp.,
7.875%, due 09/01/19	660,000	711,975
Domtar Corp.,
10.750%, due 06/01/17	537,000	698,771
DuPont Fabros Technology LP, REIT,
8.500%, due 12/15/17	1,045,000	1,141,662
Dynegy Holdings, Inc.,
7.500%, due 06/01/15	650,000	529,750
8.375%, due 05/01/16	525,000	420,000
E*Trade Financial Corp.,
7.875%, due 12/01/15	650,000	653,250
12.500%, due 11/30/17[5]	727,000	850,590
Eagle Parent, Inc.,
8.625%, due 05/01/19[1]	150,000	144,562
EH Holding Corp.,
6.500%, due 06/15/19[1]	155,000	157,712
7.625%, due 06/15/21[1]	155,000	158,100
El Paso Corp.,
7.750%, due 01/15/32	1,660,000	1,931,032
	Face amount	Value

Encore Acquisition Co.,
9.500%, due 05/01/16	$315,000	$350,044
Energy Future Holdings Corp.,
Series P,
5.550%, due 11/15/14	440,000	347,600
Energy Future Intermediate Holding Co. LLC,
10.000%, due 12/01/20	972,000	1,036,599
Entravision Communications Corp.,
8.750%, due 08/01/17	700,000	724,500
Equinix, Inc.,
8.125%, due 03/01/18	1,350,000	1,469,812
FireKeepers Development Authority,
13.875%, due 05/01/15[1]	2,675,000	3,089,625
First Data Corp.,
9.875%, due 09/24/15	1,220,000	1,253,550
11.250%, due 03/31/16	645,000	635,325
Ford Motor Co.,
7.450%, due 07/16/31	1,415,000	1,604,096
Ford Motor Credit Co. LLC,
12.000%, due 05/15/15	1,715,000	2,126,802
Forest Oil Corp.,
8.500%, due 02/15/14	560,000	607,600
Freescale Semiconductor, Inc.,
9.125%, due 12/15/14[5]	560,000	585,900
9.250%, due 04/15/18[1]	405,000	436,387
10.125%, due 03/15/18[1]	500,000	555,000
10.750%, due 08/01/20[1]	310,000	350,300
Frontier Communications Corp.,
9.000%, due 08/15/31	1,230,000	1,260,750
FTI Consulting, Inc.,
6.750%, due 10/01/20	675,000	681,750
Gannett Co., Inc.,
9.375%, due 11/15/17	485,000	533,500
GenOn Energy, Inc.,
9.500%, due 10/15/18	1,280,000	1,331,200
9.875%, due 10/15/20	450,000	470,250
Geo Group, Inc.,
7.750%, due 10/15/17	400,000	424,000
Georgia Gulf Corp.,
9.000%, due 01/15/17[1]	925,000	985,125
Georgia-Pacific LLC,
8.250%, due 05/01/16[1]	1,225,000	1,388,610
8.875%, due 05/15/31	1,385,000	1,749,810
Glen Meadow Pass-Through Trust,
6.505%, due 02/12/67[1,2]	660,000	580,800
Goodyear Tire & Rubber Co.,
10.500%, due 05/15/16	769,000	865,125
Graham Packaging Co. LP,
8.250%, due 10/01/18	290,000	322,625
Graphic Packaging International, Inc.,
7.875%, due 10/01/18	395,000	418,700
9.500%, due 06/15/17	215,000	235,425

UBS High Yield Relationship Fund
Portfolio of investments

June 30, 2011 (unaudited)
	Face amount	Value

Bonds—(continued)
Corporate bonds—(continued)
United States—(continued)
Gulfmark Offshore, Inc.,
7.750%, due 07/15/14	$700,000	$707,000
Harland Clarke Holdings Corp.,
9.500%, due 05/15/15	1,420,000	1,297,525
Hartford Financial Services Group, Inc.,
8.125%, due 06/15/38[2]	1,505,000	1,621,637
HCA Holdings, Inc.,
7.750%, due 05/15/21[1]	925,000	959,687
Helix Energy Solutions Group, Inc.,
9.500%, due 01/15/16[1]	1,470,000	1,514,100
Hertz Corp.,
7.375%, due 01/15/21[1]	715,000	727,512
Hexion US Finance Corp.,
8.875%, due 02/01/18	490,000	509,600
Hilcorp Finance Co.,
7.625%, due 04/15/21[1]	295,000	308,275
8.000%, due 02/15/20[1]	370,000	397,750
Hilton Worldwide, Inc.,
4.761%, due 11/15/13[1,2]	500,000	493,750
Host Hotels & Resorts LP,
9.000%, due 05/15/17	1,000,000	1,125,000
ILFC E-Capital Trust I,
5.740%, due 12/21/65[1,2]	1,055,000	861,080
ING Capital Funding Trust III,
3.846%, due 09/30/11[2,3]	710,000	670,508
Ingles Markets, Inc.,
8.875%, due 05/15/17	715,000	765,050
Insight Communications Co., Inc.,
9.375%, due 07/15/18[1]	200,000	219,500
Interactive Data Corp.,
10.250%, due 08/01/18[1]	115,000	125,350
International Lease Finance Corp.,
7.125%, due 09/01/18[1]	1,300,000	1,391,000
8.625%, due 09/15/15	1,255,000	1,360,106
8.750%, due 03/15/17	430,000	470,312
Iron Mountain, Inc.,
8.000%, due 06/15/20	375,000	388,125
8.375%, due 08/15/21	965,000	1,013,250
Jacobs Entertainment, Inc.,
9.750%, due 06/15/14	625,000	634,375
JC Penney Corp., Inc.,
7.125%, due 11/15/23	1,075,000	1,118,000
K Hovnanian Enterprises, Inc.,
10.625%, due 10/15/16	555,000	553,612
KB Home,
5.875%, due 01/15/15	465,000	441,750
6.250%, due 06/15/15	395,000	377,225
Kemet Corp.,
10.500%, due 05/01/18	375,000	414,375
Key Energy Services, Inc.,
6.750%, due 03/01/21	575,000	575,000
	Face amount	Value

Land O’Lakes Capital Trust I,
7.450%, due 03/15/28[1]	$650,000	$619,125
Landry’s Restaurants, Inc.,
11.625%, due 12/01/15	1,045,000	1,118,150
Level 3 Financing, Inc.,
9.250%, due 11/01/14	803,000	826,086
10.000%, due 02/01/18	425,000	456,344
Libbey Glass, Inc.,
10.000%, due 02/15/15	247,000	267,995
Liberty Mutual Group, Inc.,
7.800%, due 03/15/37[1]	315,000	314,212
10.750%, due 06/15/58[1,2]	1,150,000	1,526,625
Limited Brands, Inc.,
7.600%, due 07/15/37	425,000	416,500
8.500%, due 06/15/19	510,000	581,400
Lincoln National Corp.,
7.000%, due 05/17/66[2]	1,815,000	1,818,267
Linn Energy LLC,
6.500%, due 05/15/19[1]	250,000	247,500
7.750%, due 02/01/21[1]	870,000	904,800
8.625%, due 04/15/20	200,000	217,000
Longview Fibre Paper & Packaging, Inc.,
8.000%, due 06/01/16[1]	145,000	145,725
Lyondell Chemical Co.,
8.000%, due 11/01/17[1]	749,000	833,262
11.000%, due 05/01/18	500,000	560,000
Manitowoc Co., Inc.,
8.500%, due 11/01/20	990,000	1,056,825
Marina District Finance Co., Inc.,
9.500%, due 10/15/15[1]	2,205,000	2,293,200
Marquette Transportation Finance Corp.,
10.875%, due 01/15/17	450,000	453,375
McClatchy Co.,
11.500%, due 02/15/17	615,000	653,437
McJunkin Red Man Corp.,
9.500%, due 12/15/16[1]	1,135,000	1,154,862
MedAssets, Inc.,
8.000%, due 11/15/18[1]	695,000	688,050
Mediacom LLC,
9.125%, due 08/15/19	275,000	290,125
Mercer International, Inc.,
9.500%, due 12/01/17	700,000	750,750
Meritage Homes Corp.,
6.250%, due 03/15/15	275,000	270,875
Meritor, Inc.,
10.625%, due 03/15/18	650,000	729,625
MGM Resorts International,
10.000%, due 11/01/16[1]	2,850,000	3,021,000
10.375%, due 05/15/14	560,000	635,600
11.125%, due 11/15/17	510,000	582,675
13.000%, due 11/15/13	1,231,000	1,461,812
Michael Foods, Inc.,
9.750%, due 07/15/18[1]	680,000	727,600

UBS High Yield Relationship Fund
Portfolio of investments

June 30, 2011 (unaudited)

	Face amount	Value

Bonds—(continued)
Corporate bonds—(continued)
United States—(continued)
Michaels Stores, Inc.,
11.375%, due 11/01/16	$500,000	$532,500
Mirant Americas Generation LLC,
9.125%, due 05/01/31	828,000	832,140
Momentive Performance Materials, Inc.,
12.500%, due 06/15/14	300,000	326,250
Multiplan, Inc.,
9.875%, due 09/01/18[1]	1,600,000	1,700,000
Murray Energy Corp.,
10.250%, due 10/15/15[1]	695,000	729,750
Mylan, Inc.,
7.625%, due 07/15/17[1]	550,000	599,500
Nalco Co.,
6.625%, due 01/15/19[1]	775,000	794,375
Navios Maritime Acquisition Corp.,
8.625%, due 11/01/17	1,340,000	1,319,900
Navios Maritime Holdings, Inc.,
8.875%, due 11/01/17	650,000	669,500
Navistar International Corp.,
8.250%, due 11/01/21	550,000	588,500
NB Capital Trust II,
7.830%, due 12/15/26	380,000	385,700
Neiman Marcus Group, Inc.,
10.375%, due 10/15/15	375,000	393,750
Nexstar Broadcasting, Inc.,
8.875%, due 04/15/17	505,000	531,513
Nextel Communications, Inc.,
Series C, 5.950%, due 03/15/14	450,000	449,438
Series D, 7.375%, due 08/01/15	1,295,000	1,295,000
Nielsen Finance LLC,
7.750%, due 10/15/18[1]	200,000	210,000
11.625%, due 02/01/14	293,000	342,078
Niska Gas Storage US LLC,
8.875%, due 03/15/18	955,000	1,002,750
North American Energy Alliance LLC,
10.875%, due 06/01/16[1]	815,000	896,500
NRG Energy, Inc.,
7.625%, due 05/15/19[1]	250,000	248,750
8.500%, due 06/15/19	235,000	243,225
Owens-Brockway Glass Container, Inc.,
7.375%, due 05/15/16	465,000	505,688
PAETEC Holding Corp.,
9.875%, due 12/01/18[1]	990,000	1,025,888
Patriot Coal Corp.,
8.250%, due 04/30/18	525,000	543,375
Peabody Energy Corp.,
6.500%, due 09/15/20	225,000	241,875
Peninsula Gaming LLC,
8.375%, due 08/15/15	350,000	367,500
	Face amount	Value

Petco Animal Supplies, Inc.,
9.250%, due 12/01/18[1]	$710,000	$754,375
Petrohawk Energy Corp.,
7.875%, due 06/01/15	600,000	628,500
10.500%, due 08/01/14	1,470,000	1,653,750
Pinafore LLC, Inc.,
9.000%, due 10/01/18[1]	1,220,000	1,314,550
Pinnacle Foods Finance LLC,
10.625%, due 04/01/17	610,000	650,413
Plains Exploration & Production Co.,
7.625%, due 06/01/18	528,000	554,400
10.000%, due 03/01/16	1,005,000	1,130,625
Production Resource Group, Inc.,
8.875%, due 05/01/19[1]	225,000	223,313
Prospect Medical Holdings, Inc.,
12.750%, due 07/15/14	650,000	724,750
QEP Resources, Inc.,
6.875%, due 03/01/21	450,000	474,750
Quicksilver Resources, Inc.,
7.125%, due 04/01/16	775,000	763,375
11.750%, due 01/01/16	525,000	601,125
Quiksilver, Inc.,
6.875%, due 04/15/15	540,000	525,150
QVC, Inc.,
7.375%, due 10/15/20[1]	300,000	315,750
7.500%, due 10/01/19[1]	430,000	455,800
Qwest Capital Funding, Inc.,
7.750%, due 02/15/31	750,000	766,875
Qwest Communications International, Inc.,
7.125%, due 04/01/18	25,000	26,844
Radiation Therapy Services, Inc.,
9.875%, due 04/15/17	500,000	499,375
Realogy Corp.,
10.500%, due 04/15/14	1,440,000	1,425,600
Residential Capital LLC,
9.625%, due 05/15/15	525,000	521,063
Reynolds Group Issuer, Inc.,
8.500%, due 10/15/16[1]	680,000	708,900
Rite Aid Corp.,
10.375%, due 07/15/16	875,000	929,688
Roofing Supply Group LLC,
8.625%, due 12/01/17[1]	920,000	918,850
Royal Caribbean Cruises Ltd.,
7.500%, due 10/15/27	555,000	561,938
Ryerson, Inc.,
12.000%, due 11/01/15	1,919,000	2,038,938
Ryland Group, Inc.,
6.625%, due 05/01/20	850,000	803,250
Salem Communications Corp.,
9.625%, due 12/15/16	232,000	244,470
SandRidge Energy, Inc.,
8.750%, due 01/15/20	750,000	798,750
9.875%, due 05/15/16[1]	625,000	685,938

UBS High Yield Relationship Fund
Portfolio of investments

June 30, 2011 (unaudited)

	Face amount	Value

Bonds—(continued)
Corporate bonds—(concluded)
United States—(concluded)
Sanmina-SCI Corp.,
7.000%, due 05/15/19[1]	$1,175,000	$1,110,375
SBA Telecommunications, Inc.,
8.250%, due 08/15/19	525,000	561,750
Scientific Games Corp.,
8.125%, due 09/15/18	225,000	233,438
Severstal Columbus LLC,
10.250%, due 02/15/18	450,000	497,250
Shingle Springs Tribal Gaming Authority,
9.375%, due 06/15/15[1]	1,205,000	831,450
Sinclair Television Group, Inc.,
9.250%, due 11/01/17[1]	585,000	642,038
Solo Cup Co.,
8.500%, due 02/15/14	345,000	321,713
Sprint Capital Corp.,
6.875%, due 11/15/28	600,000	568,500
8.750%, due 03/15/32	1,540,000	1,667,050
Sprint Nextel Corp.,
6.000%, due 12/01/16	550,000	549,313
SPX Corp.,
7.625%, due 12/15/14	1,070,000	1,182,350
SquareTwo Financial Corp.,
11.625%, due 04/01/17	1,170,000	1,222,650
Standard Pacific Corp.,
10.750%, due 09/15/16	750,000	849,375
SunGard Data Systems, Inc.,
10.250%, due 08/15/15	1,665,000	1,723,275
Susser Holdings LLC,
8.500%, due 05/15/16	250,000	263,125
Tenet Healthcare Corp.,
6.875%, due 11/15/31	500,000	417,500
Tesoro Corp.,
9.750%, due 06/01/19	625,000	698,438
Texas Competitive Electric Holdings Co. LLC,
Series A, 10.250%, due 11/01/15	1,445,000	874,225
Tropicana Entertainment LLC,
9.625%, due 12/15/14[6]	1,250,000	0
Tube City IMS Corp.,
9.750%, due 02/01/15	790,000	815,675
Tunica-Biloxi Gaming Authority,
9.000%, due 11/15/15[1]	850,000	869,125
U.S. Foodservice,
8.500%, due 06/30/19[1]	425,000	412,250
Unisys Corp.,
12.750%, due 10/15/14[1]	500,000	582,500
United States Steel Corp.,
7.375%, due 04/01/20	600,000	616,500
Universal Hospital Services, Inc.,
8.500%, due 06/01/15[5]	125,000	128,750
	Face amount	Value

Univision Communications, Inc.,
7.875%, due 11/01/20[1]	$195,000	$199,875
8.500%, due 05/15/21[1]	515,000	513,713
USG Corp.,
8.375%, due 10/15/18[1]	160,000	157,600
9.750%, due 08/01/14[1]	350,000	371,000
Vanguard Health Holding Co. II LLC,
8.000%, due 02/01/18	745,000	769,213
Verso Paper Holdings LLC,
Series B, 11.500%, due 07/01/14	855,000	910,575
Viskase Cos., Inc.,
9.875%, due 01/15/18[1]	600,000	625,500
West Corp.,
7.875%, due 01/15/19[1]	770,000	746,900
11.000%, due 10/15/16	690,000	731,400
Weyerhaeuser Co.,
7.375%, due 03/15/32	730,000	759,661
Whiting Petroleum Corp.,
6.500%, due 10/01/18	495,000	514,800
WMG Acquisition Corp.,
9.500%, due 06/15/16	1,550,000	1,635,250
XL Group PLC,
Series E, 6.500%, due 04/15/17[2,3]	765,000	701,888
XM Satellite Radio, Inc.,
13.000%, due 08/01/13[1]	300,000	351,750
Yankee Candle Co., Inc.,
Series B, 9.750%, due 02/15/17	630,000	663,075
Yankee Finance, Inc.,
10.250%, due 02/15/16[1,5]	1,300,000	1,303,250
Yonkers Racing Corp.,
11.375%, due 07/15/16[1]	1,429,000	1,550,465
Zions Bancorp.,
5.500%, due 11/16/15	580,000	597,217

Total United States corporate bonds		217,209,190

Total corporate bonds
(cost $237,008,390)		246,109,523

Asset-backed security: 0.12%
United States: 0.12%
Ameriquest Mortgage Securities, Inc.,
Series 2005-R6, Class A2,
0.386%, due 08/25/35[2]
(cost $259,583)	331,650	315,607

Commercial mortgage-backed securities: 0.61%
United States: 0.61%
CW Capital Cobalt Ltd.,
Series 2007-C3, Class AJ,
6.010%, due 05/15/46[2]	800,000	582,241
GE Capital Commercial Mortgage
Corp., Series 2007-C1, Class AJ,
5.677%, due 12/10/49[2]	925,000	676,288

UBS High Yield Relationship Fund
Portfolio of investments

June 30, 2011 (unaudited)

	Face amount	Value

Bonds—(concluded)
Commercial mortgage-backed securities—(concluded)
United States—(concluded)
Wachovia Bank Commercial Mortgage
Trust, Series 2007-C33, Class AM,
6.096%, due 02/15/51[2]	$300,000	$290,203

Total commercial mortgage-backed securities
(cost $1,351,092)		1,548,732

Total bonds
(cost $238,619,065)		247,973,862

	Shares

Common stocks: 0.00%[7]
United States: 0.00%[7]
Pliant Corp.*[4,8,9]	5	0
Xanadoo Co., Class A*[4]	23	8,625

Total common stocks
(cost $86,272)		8,625

Preferred stock: 0.00%[7]
United States: 0.00%[7]
CMP Susquehanna Radio
Holdings Corp.,
Series A*[1,4,8,9]
(cost $162)	13,993	140
	Number of
	Warrants	Value

Warrants: 0.00%[7]
CMP Susquehanna Radio Holdings Corp., strike @ $0.01, expires 03/26/19*[4,8] (cost $162)	15,990	$160

Short-term investment: 0.38%
Investment company: 0.38%
UBS Cash Management Prime
Relationship Fund[10]
(cost $962,998)	962,998	962,998

Total investments: 97.64%
(cost $239,668,659)		248,945,785

Cash and other assets,
less liabilities: 2.36%		6,013,318

Net assets: 100.00%		$254,959,103

Notes to portfolio of investments
Aggregate cost for federal income tax purposes was substantially the same as for book purposes; and net unrealized appreciation consisted of:
Gross unrealized appreciation	$12,429,283
Gross unrealized depreciation	(3,152,157)

Net unrealized appreciation of investments	$9,277,126

For a listing of defined portfolio acronyms and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 130.

*	Non-income producing security.
[1]	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2011, the value of these securities amounted to $89,556,984 or 35.13% of net assets.
[2]	Variable or floating rate security—The interest rate shown is the current rate as of June 30, 2011 and changes periodically.
[3]	Perpetual bond security. The maturity date reflects the next call date.
[4]	Security is illiquid. At June 30, 2011, the value of these securities amounted to $54,799 or 0.02% of net assets.
[5]	PIK - Payment-in kind security. Income may be paid in cash or additional notes, at the discretion of the issuer.
[6]	Security is in default.
[7]	Amount represents less than 0.005%.
[8]	Security is being fair valued by a valuation committee under the direction of the Board of Trustees. At June 30, 2011, the value of these securities amounted to $300 or 0.00% of net assets.

UBS High Yield Relationship Fund
Portfolio of investments

June 30, 2011 (unaudited)

[9]	These securities, which represent 0.00% of net assets as of June 30, 2011, are considered restricted. (See restricted securities table below for more information.)

			Acquisition
			cost as a		Value as a
	Acquisition	Acquisition	percentage of	Value	Percentage of
Restricted securities	date	cost	net assets	06/30/11	net assets

CMP Susquehanna Radio Holdings Corp., Series A	03/31/09	$162	0.00%[1]	$140	0.00%[1]

Pliant Corp.	10/02/00	0	0.00	0	0.00

		$162	0.00%[1]	$140	0.00%[1]

[1]	Amount represents less than 0.005%.

[10]	The table below details the Fund’s investments in a fund that is advised by the same advisor as the Fund. The advisor does not earn a management fee from the affiliated UBS Relationship Fund.

Income
		Purchases	Sales		earned from
		during the	during the		affiliate for the
		six months	six months		six months
	Value	ended	ended	Value	ended
Security description	12/31/10	06/30/11	06/30/11	06/30/11	06/30/11

UBS Cash Management Prime Relationship Fund	$7,216,268	$115,007,051	$121,260,321	$962,998	$5,486

The following is a summary of the inputs used as of June 30, 2011 in valuing the Fund’s investments:

Measurements at 06/30/11

	Unadjusted quoted
	prices in active
	markets for	Other significant	Unobservable
	identical investments	observable inputs	inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Corporate bonds	$—	$246,109,523	$0	$246,109,523

Asset-backed security	—	315,607	—	315,607

Commercial mortgage-backed securities	—	1,548,732	—	1,548,732

Common stocks	8,625	—	0	8,625

Preferred stock	—	—	140	140

Warrants	—	—	160	160

Short-term investment	—	962,998	—	962,998

Total	$8,625	$248,936,860	$300	$248,945,785

UBS High Yield Relationship Fund
Portfolio of investments

June 30, 2011 (unaudited)
Concluded

Level 3 rollforward disclosure
 The following is a rollforward of the Fund’s investments that were valued using unobservable inputs for the period:

Measurements using unobservable inputs (Level 3)

	Corporate	Common	Preferred
	bonds	stocks	stock	Warrants	Total

Assets
Beginning balance	$21,300	$0	$140	$160	$21,600

Purchases	—	—	—	—	—

Issuances	—	—	—	—	—

Sales	—	—	—	—	—

Settlements	—	—	—	—	—

Accrued discounts (premiums)	(42,372)	—	—	—	(42,372)

Total realized gain (loss)	—	—	—	—	—

Net change in unrealized appreciation/depreciation	66,309	—	—	—	66,309

Transfers into Level 3[1]	637	—	—	—	637

Transfers out of Level 3[2]	(45,874)	—	—	—	(45,874)

Ending balance	$—	$0	$140	$160	$300

The change in unrealized appreciation/depreciation relating to the Level 3 investments still held at June 30, 2011 was $42,214.

[1]	Transfers into level 3 represent the value at the beginning of the period. At June 30, 2011,a security was transferred from Level 2 to Level 3 due to the absence of observable inputs.
[2]	Transfers out of level 3 represent the value at the beginning of the period. At June 30, 2011, a security was transferred from Level 3 to Level 2 as the valuation is based on observable inputs from an established pricing source.

110	See accompanying notes to financial statements.

UBS Opportunistic Emerging Markets Debt Relationship Fund

Portfolio performance
For the six months ended June 30, 2011, UBS Opportunistic Emerging Markets Debt Relationship Fund (the “Fund”) returned 4.10%. For comparison purposes, the J.P. Morgan Emerging Markets Bond Index Global (EMBI Global) returned 5.09%, and the Emerging Markets Debt Benchmark Index (the “Index”) returned 6.03%. (Please note that the Fund’s returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.) For a detailed commentary on the market environment in general during the reporting period, see page 3.

The Fund is managed to provide opportunistic emerging markets debt exposure to broader portfolios and, therefore, is not managed relative to a benchmark. Security selection is the primary source of return generation, as overall exposures, including duration, are managed at the broader portfolio level. During the reporting period, the Fund generated positive absolute return.

Portfolio performance summary
What worked

•	Exposures to several local currencies positively contributed to the Fund’s performance. The Fund’s exposures to the Brazilian real, the Mexican peso and the Malaysian ringgit were beneficial for performance, as they appreciated versus the US dollar during the reporting period.

•	The Fund’s allocation to local emerging markets debt was beneficial for results during the second half of the period. The Fund’s local emerging markets debt holdings rallied during the second half of the period. This was triggered by investor optimism that actions taken by emerging market central banks to tame inflation were taking hold, and that monetary tightening could end sooner than previously anticipated.

What didn’t work

•	Our exposure to local emerging markets debt initially detracted from performance. During the first half of the period, rising commodity and food prices caused inflation to move higher, and a number of emerging market central banks raised interest rates. This, in turn, negatively impacted the Fund’s local emerging markets debt positions during the first six to eight weeks of the reporting period. Over the full reporting period, this exposure generated mainly neutral results.

•	A number of strategies were negative for performance when investor risk aversion increased. Investor risk appetite was replaced by risk aversion during the second half of the reporting period, given decelerating global growth and the escalating European sovereign debt crisis.

	–	Security selection of quasi-sovereign bonds, in particular Russian banks, was not rewarded as they produced disappointing results during the second half of the period. The Fund’s exposure to high beta (high risk) Argentina was detrimental for results during the flight-to-quality that took hold in the second quarter of 2011.

	–	The Fund’s US duration exposure was tactically adjusted, but generally short during the period. This detracted from performance as US rates moved lower in the second half of the period. (Duration measures a fund’s sensitivity to Interest rate changes, and is related to the maturity of the bonds comprising the portfolio.)

UBS Opportunistic Emerging Markets Debt Relationship Fund

•	The use of certain derivatives instruments was a drag on performance. We used foreign exchange forwards to manage the Fund’s currency exposure, and credit default swaps to gain exposure to Argentina. The use of these derivatives detracted from performance.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended June 30, 2011. The views and opinions in the letter were current as of August 15, 2011. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent.

UBS Opportunistic Emerging Markets Debt Relationship Fund

Average annual total returns for periods ended June 30, 2011 (unaudited)

	6 months	1 year	Inception[1]

UBS Opportunistic Emerging Markets Debt Relationship Fund	4.10%	18.11%	11.37%

J.P. Morgan Emerging Markets Bond Index Global (EMBI Global)[2]	5.09%	11.73%	9.42%

Emerging Markets Debt Benchmark Index[3]	6.03%	15.72%	10.99%

[1]	Inception date of UBS Opportunistic Emerging Markets Debt Relationship Fund is May 31, 2006.
[2]	The J.P. Morgan Emerging Markets Bond Index Global (EMBI Global) is an unmanaged index which is designed to track total returns for US-dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans and Eurobonds. Investors should note that indices do not reflect the deduction of fees and expenses.
[3]	The Emerging Markets Debt Benchmark Index is an unmanaged index compiled by the Advisor, constructed as follows: from inception 12/31/90 to 12/31/95—100% J.P. Morgan Emerging Markets Bond Index (EMBI); from 01/01/96 to 06/30/00—100% J.P. Morgan Emerging Markets Bond Index+ (EMBI+); from 07/01/00 to 10/31/05—100% J.P. Morgan Emerging Markets Bond Index Global (EMBI Global); from 11/01/05 to 05/31/06—70% J.P. Morgan Emerging Markets Bond Index Global (EMBI Global) and 30% J.P. Morgan Government Bond Index-Emerging Markets Open (GBI-EM Open); from 06/01/06 to 04/30/09—70% J.P. Morgan Emerging Markets Bond Index Global (EMBI Global) and 30% J.P. Morgan Government Bond Index-Emerging Markets Diversified (GBI-EM Diversified); from 05/01/09 to current—50% J.P. Morgan Emerging Markets Bond Index Global (EMBI Global) and 50% J.P. Morgan Government Bond Index-Emerging Markets Global Diversified (GBI-EM Global Diversified). Investors should note that indices do not reflect the deduction of fees and expenses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted.

UBS Opportunistic Emerging Markets Debt Relationship Fund

Top ten long-term fixed income holdings (unaudited)
As of June 30, 2011
% of net assets

Notas do Tesouro Nacional, Series B,
6.000%, due 05/15/45	13.6%
Republic of Argentina,
7.000%, due 09/12/13	11.8
Johor Corp.,
1.000%, due 07/31/12	7.5
Republic of South Africa,
5.500%, due 12/07/23	5.4
Notas do Tesouro Nacional, Series F,
10.000%, due 01/01/21	4.5
VEB Finance Ltd.,
6.800%, due 11/22/25	4.2
Government of Poland,
5.750%, due 04/25/14	3.9
NAK Naftogaz Ukraine,
9.500%, due 09/30/14	3.8
Bonos de la Tesoreria de la Republica,
3.000%, due 07/01/17	3.8
RSHB Capital SA for OJSC Russian Agricultural Bank,
7.750%, due 05/29/18	3.6

Total	62.1%

Country exposure by issuer, top five (unaudited)
As of June 30, 2011
% of net assets

Brazil	18.1%
Argentina	14.3
Russia	9.8
Malaysia	7.5
Venezuela	7.4

Total	57.1%

Industry diversification (unaudited)[1]
As a percentage of net assets
as of June 30, 2011

Bonds
Corporate bonds
Commercial banks	2.13%
Diversified financial services	9.25
Oil, gas & consumable fuels	6.90
Real estate management & development	7.48

Total corporate bonds	25.76%

Non-US government obligations	57.63

Total bonds	83.39%

Short-term investment	8.46
Options purchased	0.47

Total investments	92.32%

Cash and other assets, less liabilities	7.68

Net assets	100.00%

[1]	Figures represent the industry breakdown of direct investments of UBS Opportunistic Emerging Markets Debt Relationship Fund. Figures would be different if a breakdown of derivatives exposure was included.

UBS Opportunistic Emerging Markets Debt Relationship Fund
Portfolio of investments

June 30, 2011 (unaudited)

	Face amount		Value

Bonds: 83.39%
Corporate bonds: 25.76%
Cayman Islands: 1.41%
Kuwait Projects Co.,
9.375%, due 07/15/20		$400,000	$442,000

Malaysia: 7.48%
Johor Corp.,
1.000%, due 07/31/12[1]	MYR	5,600,000	2,341,447

Russia: 7.84%
RSHB Capital SA for OJSC
Russian Agricultural Bank,
7.750%, due 05/29/18[2]		$1,000,000	1,137,500
VEB Finance Ltd.,
6.800%, due 11/22/25[2]		1,300,000	1,317,875

Total Russia corporate bonds			2,455,375

Turkey: 2.13%
Akbank TAS,
6.500%, due 03/09/18[3]		650,000	665,438

Ukraine: 3.84%
NAK Naftogaz Ukraine,
9.500%, due 09/30/14		1,100,000	1,201,750

Venezuela: 3.06%
Petroleos de Venezuela SA,
8.500%, due 11/02/17[2]		350,000	258,125
8.500%, due 11/02/17[3]		950,000	700,625

Total Venezuela corporate bonds			958,750

Total corporate bonds
(cost $7,204,783)			8,064,760

Non-US government obligations: 57.63%
Argentina: 14.30%
Republic of Argentina,
0.000%, due 12/15/35[4]		947,755	159,697
7.000%, due 09/12/13		3,550,000	3,681,350
Series X, 7.000%, due 04/17/17		200,000	183,400
8.280%, due 12/31/33		420,729	359,723
8.750%, due 06/02/17		88,658	92,293

			4,476,463

Brazil: 18.14%
Notas do Tesouro Nacional,
Series B,
6.000%, due 05/15/45[5]	BRL	3,200,000	4,264,428
Series F,
10.000%, due 01/01/21		2,400,000	1,415,047

			5,679,475
	Face amount		Value

Chile: 3.79%
Bonos de la Tesoreria de la Republica,
3.000%, due 07/01/17[5]	CLP	547,320,000	$1,185,391

Greece: 0.88%
Hellenic Republic,
2.900%, due 07/25/25[5]	EUR	475,564	275,856

Indonesia: 0.49%
Government of Indonesia,
9.500%, due 07/15/31	IDR	1,210,000,000	152,211

Mexico: 3.13%
Mexican Udibonos,
4.000%, due 06/13/19[5]	MXN	2,300,000	979,234

Poland: 3.86%
Government of Poland,
5.750%, due 04/25/14	PLN	3,250,000	1,208,619

Russia: 1.98%
Federation of Russia,
5.000%, due 04/29/20[2]		$600,000	619,500

South Africa: 5.39%
Republic of South Africa,
5.500%, due 12/07/23[5]	ZAR	8,718,158	1,688,887

Turkey: 1.30%
Republic of Turkey,
10.000%, due 02/15/12[5]	TRY	623,766	405,851

Venezuela: 4.37%
Republic of Venezuela,
7.000%, due 03/31/38[2]		$370,000	211,825

8.250%, due 10/13/24[2]		1,300,000	874,250
9.375%, due 01/13/34		400,000	281,600

			1,367,675

Total Non-US government obligations
(cost $16,053,144)			18,039,162

Total bonds
(cost $23,257,927)			26,103,922

Short-term investment: 8.46%
Investment company: 8.46%
UBS Cash Management Prime
Relationship Fund[6]
(cost $2,647,775)		2,647,775	2,647,775

UBS Opportunistic Emerging Markets Debt Relationship Fund
Portfolio of investments

June 30, 2011 (unaudited)
	Face amount
	covered by
	contracts		Value

Options purchased: 0.47%
Call options: 0.17%
Foreign Exchange Option, Buy
USD/ILS, strike @ ILS 3.42,
expires August 2011*		$600,000	$7,528
Foreign Exchange Option, Buy
USD/ILS, strike @ ILS 3.42,
expires August 2011*		750,000	10,546
Foreign Exchange Option, Buy
USD/ILS, strike @ ILS 3.43,
expires September 2011*		1,150,000	16,598
Foreign Exchange Option, Buy
USD/KRW, strike @ KRW
1,090.00, expires
August 2011*		320,000	2,153
Foreign Exchange Option, Buy
USD/SAR, strike @ SAR 3.75,
expires July 2013*		950,000	10,105
Foreign Exchange Option, Buy
USD/ZAR, strike @ ZAR 6.90,
expires August 2011*		290,000	4,293

			51,223

Put options: 0.30%
Foreign Exchange Option, Buy
EUR/BRL, strike @ BRL 2.19,
expires June 2012*	EUR	420,000	6,622
Foreign Exchange Option, Buy
EUR/BRL, strike @ BRL 2.19,
expires June 2012*		550,000	8,893
Foreign Exchange Option, Buy
EUR/BRL, strike @ BRL 2.20,
expires June 2012*		510,000	8,481
Foreign Exchange Option, Buy
EUR/MXN, strike @
MXN 16.18,
expires December 2011*		610,000	6,463
	Face amount
	covered by
	contracts		Value

Foreign Exchange Option, Buy
EUR/TRY, strike @ TRY 2.30,
expires January 2012*	EUR	158,000	$3,185
Foreign Exchange Option, Buy
EUR/TRY, strike @ TRY 2.20,
expires March 2012*		420,000	4,432
Foreign Exchange Option, Buy
USD/ILS, strike @ ILS 3.42,
expires August 2011*		$600,000	9,345
Foreign Exchange Option, Buy
USD/ILS, strike @ ILS 3.42,
expires August 2011*		750,000	11,450
Foreign Exchange Option, Buy
USD/ILS, strike @ ILS 3.43,
expires September 2011*		1,150,000	20,747
Foreign Exchange Option, Buy
USD/SAR, strike @ SAR 3.75,
expires July 2013*		950,000	9,934
Foreign Exchange Option, Buy
USD/TRY, strike @ TRY 1.55,
expires September 2011*		680,000	2,164
Foreign Exchange Option, Buy
USD/TWD, strike @
TWD 28.45,
expires August 2011*		490,000	2,785

			94,501

Total options purchased
(cost $168,368)			145,724

Total investments: 92.32%
(cost $26,074,070)			28,897,421

Cash and other assets,
less liabilities: 7.68%			2,404,007

Net assets: 100.00%			$31,301,428

UBS Opportunistic Emerging Markets Debt Relationship Fund
Portfolio of investments

June 30, 2011 (unaudited)

Notes to portfolio of investments
Aggregate cost for federal income tax purposes was substantially the same as for book purposes; and net unrealized appreciation consisted of:
Gross unrealized appreciation	$3,204,220
Gross unrealized depreciation	(380,869)

Net unrealized appreciation of investments	$2,823,351

For a listing of defined portfolio acronyms and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 130.

[1]	Security is illiquid. At June 30, 2011, the value of this security amounted to $2,341,447 or 7.48% of net assets.
[2]	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. At June 30, 2011, the value of these securities amounted to $4,419,075 or 14.12% of net assets.
[3]	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2011, the value of these securities amounted to $1,366,063 or 4.36% of net assets.
[4]	Floating rate determined annually based on the Argentina GDP.
[5]	Debt security whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. The interest rate paid by the securities is fixed, while the principal value rises or falls based on changes in an index. Thus, if inflation occurs, the principal and interest payments on the securities are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the securities’ principal amounts will not drop below their face amounts at maturity. In exchange for the inflation protection, the securities generally pay lower interest rates than typical government securities from the issuers’ country. Only if inflation occurs will securities offer a higher real yield than a conventional security of the same maturity.
[6]	The table below details the Fund’s investments in a fund that is advised by the same advisor as the Fund. The advisor does not earn a management fee from the affiliated UBS Relationship Fund.

Income
		Purchases	Sales		earned from
		during the	during the		affiliate for the
		six months	six months		six months
	Value	ended	ended	Value	ended
Security description	12/31/10	06/30/11	06/30/11	06/30/11	06/30/11

UBS Cash Management Prime Relationship Fund	$2,484,159	$17,189,181	$17,025,565	$2,647,775	$2,937

UBS Opportunistic Emerging Markets Debt Relationship Fund
Portfolio of investments

June 30, 2011 (unaudited)

Forward foreign currency contracts

						Unrealized
					Maturity	appreciation/
Counterparty	Contracts to deliver		In exchange for		date	(depreciation)

Citigroup Global Markets Ltd.	BRL	325,000	EUR	135,801	11/03/11	$ (6,470)

Citigroup Global Markets Ltd.	USD	323,128	ILS	1,105,000	08/18/11	813

Credit Suisse First Boston	BRL	2,650,000	USD	1,615,854	09/06/11	(57,502)

Credit Suisse First Boston	BRL	11,408,602	USD	7,049,590	09/14/11	(142,358)

Credit Suisse First Boston	CLP	54,706,000	USD	115,001	08/18/11	(1,402)

Credit Suisse First Boston	CLP	525,000,000	USD	1,103,799	09/14/11	(9,563)

Credit Suisse First Boston	CZK	5,309,000	USD	313,477	08/18/11	(2,998)

Credit Suisse First Boston	EUR	135,801	BRL	323,886	11/03/11	5,775

Credit Suisse First Boston	HUF	20,352,000	USD	108,803	08/18/11	(1,667)

Credit Suisse First Boston	IDR	12,170,410,000	USD	1,414,342	09/09/11	10,375

Credit Suisse First Boston	IDR	19,400,000,000	USD	2,228,604	09/14/11	(7,517)

Credit Suisse First Boston	ILS	7,138,000	USD	2,070,293	08/18/11	(22,277)

Credit Suisse First Boston	ILS	2,537,000	USD	747,304	08/18/11	3,559

Credit Suisse First Boston	KRW	101,923,000	USD	93,525	08/18/11	(1,672)

Credit Suisse First Boston	PLN	203,000	USD	72,901	08/18/11	(766)

Credit Suisse First Boston	PLN	3,140,000	USD	1,111,426	09/14/11	(24,971)

Credit Suisse First Boston	RUB	450,000	USD	15,984	08/18/11	(56)

Credit Suisse First Boston	TRY	27,000	USD	16,033	01/31/12	64

Credit Suisse First Boston	TWD	9,299,000	USD	326,682	08/16/11	2,789

Credit Suisse First Boston	TWD	1,175,000	USD	40,827	08/16/11	(99)

Credit Suisse First Boston	USD	1,649,035	BRL	2,650,000	09/06/11	24,320

Credit Suisse First Boston	USD	114,520	CLP	54,706,000	08/18/11	1,884

Credit Suisse First Boston	USD	165,027	CZK	2,781,000	08/18/11	751

Credit Suisse First Boston	USD	193,123	EUR	135,801	11/03/11	3,110

Credit Suisse First Boston	USD	107,209	HUF	20,352,000	08/18/11	3,261

Credit Suisse First Boston	USD	1,373,403	IDR	12,170,410,000	09/09/11	30,563

Credit Suisse First Boston	USD	1,413,685	IDR	12,170,410,000	09/14/11	(10,874)

Credit Suisse First Boston	USD	1,939,993	ILS	6,675,000	08/18/11	16,844

Credit Suisse First Boston	USD	71,625	PLN	203,000	08/18/11	2,042

Credit Suisse First Boston	USD	135,992	TRY	221,000	09/12/11	(1,604)

Credit Suisse First Boston	USD	1,590,073	TRY	2,591,660	09/14/11	(14,733)

Credit Suisse First Boston	USD	16,013	TRY	27,000	01/31/12	(44)

Credit Suisse First Boston	USD	204,168	TWD	5,898,000	08/16/11	1,265

Credit Suisse First Boston	USD	181,401	ZAR	1,234,000	08/18/11	(105)

Credit Suisse First Boston	ZAR	1,234,000	USD	181,524	08/18/11	228

Goldman Sachs International	BRL	212,000	USD	122,282	06/22/12	(2,852)

Goldman Sachs International	MXN	11,332,580	USD	958,925	09/14/11	(2,672)

Goldman Sachs International	MYR	6,700,000	USD	2,194,707	09/14/11	(12,140)

Goldman Sachs International	TRY	337,000	USD	208,724	09/12/11	3,798

Goldman Sachs International	TRY	27,000	USD	16,015	01/31/12	46

Goldman Sachs International	USD	2,124,326	INR	97,634,000	09/14/11	30,627

Goldman Sachs International	USD	71,035	TRY	116,000	09/12/11	(497)

Goldman Sachs International	USD	15,960	TRY	27,000	01/31/12	9

JPMorgan Chase Bank	EUR	370,000	USD	518,428	09/01/11	(17,235)

JPMorgan Chase Bank	HUF	3,876,000	USD	20,652	09/14/11	(320)

JPMorgan Chase Bank	RUB	765,000	USD	27,205	08/18/11	(64)

JPMorgan Chase Bank	USD	172,110	EUR	120,000	09/01/11	1,618

JPMorgan Chase Bank	USD	966,158	HUF	185,000,000	09/14/11	34,854

JPMorgan Chase Bank	USD	50,594	INR	2,300,000	09/14/11	171

UBS Opportunistic Emerging Markets Debt Relationship Fund
Portfolio of investments

June 30, 2011 (unaudited)

						Unrealized
					Maturity	appreciation/
Counterparty	Contracts to deliver		In exchange for		date	(depreciation)

JPMorgan Chase Bank	USD	42,684	RUB	1,215,000	08/18/11	$ 625

JPMorgan Chase Bank	USD	40,838	TWD	1,179,000	08/16/11	227

JPMorgan Chase Bank	USD	532,889	ZAR	3,673,100	09/14/11	4,562

Morgan Stanley & Co.,Inc.	TRY	1,450,000	USD	886,037	09/14/11	4,655

Morgan Stanley & Co.,Inc.	TWD	1,870,000	USD	65,316	08/16/11	182

Morgan Stanley & Co.,Inc.	USD	668,796	IDR	5,757,000,000	09/14/11	(5,222)

Morgan Stanley & Co.,Inc.	USD	300,646	ILS	1,041,000	08/18/11	4,533

Morgan Stanley & Co.,Inc.	ZAR	8,950,000	USD	1,283,338	09/14/11	(26,235)

Royal Bank of Scotland	EUR	740,000	USD	1,048,516	09/01/11	(22,809)

Net unrealized depreciation on forward foreign currency contracts						$(203,174)

Options written

	Expiration	Premiums
	date	received	Value

Put option
Foreign Exchange Option, Buy USD/ZAR, USD
290,000 face amount covered by contracts, strike @ ZAR 7.30	August 2011	$3,674	$(1,096)

			Premiums
			received

Foreign exchange options outstanding at December 31, 2010			$19,164

Foreign exchange options written			23,925

Foreign exchange options terminated in closing purchase transactions			(39,415)

Foreign exchange options expired prior to exercise			—

Foreign exchange options outstanding at June 30, 2011			$3,674

Total return swap agreements
				Payments	Payments	Upfront
			Termination	made by	received by	payments		Unrealized
Counterparty	Notional amount		date	the Fund	the Fund	made[1]	Value	appreciation

Credit Suisse International	BRL	450,000	08/15/50	—	—[2]	$(568,185)	$603,372	$35,187

Merrill Lynch International	BRL	1,273,000	08/15/12	—	—[3]	(1,637,718)	1,696,801	59,083

						$(2,205,903)	$2,300,173	$94,270

[1]	Payment made to fully fund swap.
[2]	Payment is based on the interest payment of the underlying Brazilian Government 6.000% bond, due 08/15/50.
[3]	Payment is based on the interest payment of the underlying Brazilian Government 6.000% bond, due 08/15/12.

UBS Opportunistic Emerging Markets Debt Relationship Fund
Portfolio of investments

June 30, 2011 (unaudited)
Concluded

Credit default swaps on sovereign issues — sell protection1

				Payments	Payments	Upfront
	Notional		Termination	made by	received by	payments		Unrealized	Credit
Counterparty	amount		date	the Fund	the Fund[2]	made	Value	appreciation	spread[3]

Morgan Stanley & Co., Inc.	USD	250,000	03/20/12	—[4]	5.0000%	$(5,424)	$5,988	$564	1.9027%

[1]	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
[2]	Payments received are based on the notional amount.
[3]	Credit spreads, represented in absolute terms, utilized in determining the market value as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default or other credit event for the credit derivative. The credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity.
[4]	Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the Argentina Government 8.28% bond, due 12/31/33.

The following is a summary of the inputs used as of June 30, 2011 in valuing the Fund’s investments:

Measurements at 06/30/11

	Unadjusted quoted
	prices in active
	markets for	Other significant	Unobservable
	identical investments	observable inputs	inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Corporate bonds	$—	$5,723,313	$2,341,447	$8,064,760

Non-US government obligations	—	18,039,162	—	18,039,162

Short-term investment	—	2,647,775	—	2,647,775

Options purchased	—	145,724	—	145,724

Forward foreign currency contracts	—	(203,174)	—	(203,174)

Options written	—	(1,096)	—	(1,096)

Swap agreements	—	2,306,161	—	2,306,161

Total	$—	$28,657,865	$2,341,447	$30,999,312

Level 3 rollforward disclosure
 The following is a rollforward of the Fund’s investments that were valued using unobservable inputs for the period:

Measurements using unobservable inputs (Level 3)

	Corporate
	bonds	Total

Assets
Beginning balance	$2,124,858	$2,124,858

Purchases	—	—

Issuances	—	—

Sales	—	—

Settlements	—	—

Accrued discounts (premiums)	$(18,958)	$(18,958)

Total realized gain (loss)	—	—

Net change in unrealized appreciation/depreciation	$235,547	$235,547

Transfers into Level 3	—	—

Transfers out of Level 3	—	—

Ending balance	$2,341,447	$2,341,447

The change in unrealized appreciation/depreciation relating to the Level 3 investments still held at June 30, 2011 was $235,547.

120	See accompanying notes to financial statements.

UBS Cash Management Prime Relationship Fund

Portfolio performance
For the six months ended June 30, 2011, UBS Cash Management Prime Relationship Fund (the “Fund”) returned 0.09%, compared to the 0.03% return of the Citigroup US Treasury Bills 30-Day Rate (the “Index”). (Please note that the Fund’s returns do not reflect the deduction of taxes that a shareholder would pay on distributions, while the Index returns do not reflect the deduction of fees and expenses.) For a detailed commentary on the market environment in general during the reporting period, see page 3.

Portfolio performance summary

•	The Fund’s portfolio remained highly diversified by both weighted average maturity and security type. At the issuer level, we maintained a greater-than-usual level of diversification by investing in smaller positions, with the goal of reducing risk and keeping the Fund highly liquid. As the economic recovery continued over the period, we gradually increased our single issuer exposure, typically purchasing up to 3.00% in single non-government issuers toward the end of the reporting period. (The Fund is generally able to hold up to 5.00% in any one issuer, subject to certain exceptions.)

•	We adjusted the Fund’s sector exposures during the reporting period. We increased the Fund’s exposure to commercial paper and, to a lesser extent, its allocations to US government and short-term corporate obligations. In contrast, we decreased the Fund’s exposure to repurchase agreements (transactions in which the seller of a security agrees to buy it back at a predetermined time and price or upon demand), and pared its allocations to certificates of deposit and US mortgage and agency obligations.

The reduction in the Fund’s exposure to repurchase agreements occurred as the Treasury market experienced some supply/demand challenges. This, in turn, resulted in significantly lower yields on repurchase agreements. With commercial paper offering higher yields, we chose to increase the Fund’s allocation to those securities.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended June 30, 2011. The views and opinions in the letter were current as of August 15, 2011. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent.

UBS Cash Management Prime Relationship Fund
Portfolio of investments

June 30, 2011 (unaudited)
	Face amount	Value

Short-term investments: 99.93%
Certificates of deposit: 9.78%
Abbey National Treasury Services PLC,
0.381%, due 04/16/12	$3,000,000	$3,000,000
0.626%, due 10/17/11[1]	5,000,000	5,000,000
Bank of Nova Scotia,
0.180%, due 08/03/11[1]	2,000,000	2,000,000
BNP Paribas Finance, Inc.,
0.428%, due 10/17/11[1]	1,500,000	1,500,000
Credit Agricole CIB,
0.520%, due 08/10/11	3,000,000	3,000,000
Credit Industriel et Commercial,
0.290%, due 07/08/11	6,000,000	6,000,006
Lloyds TSB Bank PLC,
0.475%, due 10/19/11[1]	5,000,000	5,000,000
Mitsubishi UFJ Trust & Banking Corp.,
0.290%, due 07/12/11	7,000,000	7,000,000
National Australia Bank,
0.295%, due 10/19/11[1]	1,500,000	1,499,906
0.301%, due 04/16/12	4,500,000	4,500,000
Natixis,
0.320%, due 10/17/11[1]	2,000,000	2,000,000
0.403%, due 04/13/12	4,000,000	4,000,000
Royal Bank of Canada,
0.250%, due 11/10/11[1]	2,000,000	2,000,000
0.265%, due 04/05/12	2,000,000	2,000,000
Royal Bank of Scotland PLC,
0.474%, due 10/25/11[1]	5,000,000	5,000,000
Svenska Handelsbanken, Inc.,
0.185%, due 09/06/11	5,000,000	5,000,093
Westpac Banking Corp.,
0.260%, due 11/10/11[1]	1,500,000	1,500,000

Total certificates of deposit
(cost $60,000,005)		60,000,005

Commercial paper: 49.09%
Abbott Laboratories,
0.080%, due 07/21/11[2,3]	15,000,000	14,999,333
Amsterdam Funding Corp.,
0.120%, due 07/01/11[2,3]	10,000,000	10,000,000
Atlantis One Funding Corp.,
0.380%, due 08/10/11[2,3]	3,000,000	2,998,733
Banque et Caisse d’Epargne de L’Etat,
0.370%, due 08/12/11[3]	5,000,000	4,997,842
BNP Paribas Finance, Inc.,
0.030%, due 07/01/11[3]	14,000,000	14,000,000
0.540%, due 08/03/11[3]	2,000,000	1,999,010
Bryant Park Funding LLC,
0.130%, due 07/08/11[2,3]	5,000,000	4,999,874
CAFCO LLC,
0.130%, due 07/27/11[2,3]	15,000,000	14,998,592
Chariot Funding LLC,
0.170%, due 09/06/11[2,3]	5,000,000	4,998,418
	Face amount	Value

Coca-Cola Co.,
0.140%, due 09/01/11[2,3]	$5,000,000	$4,998,794
Credit Suisse,
0.190%, due 08/17/11[3]	10,000,000	9,997,519
Deutsche Bank Financial LLC,
0.270%, due 07/05/11[3]	6,000,000	5,999,820
Falcon Asset Securitization Co. LLC,
0.170%, due 09/06/11[2,3]	5,000,000	4,998,418
General Electric Capital Corp.,
0.250%, due 09/01/11[3]	6,000,000	5,997,417
Gotham Funding Corp.,
0.180%, due 07/28/11[2,3]	5,000,000	4,999,325
Grampian Funding LLC,
0.130%, due 07/01/11[2,3]	10,000,000	10,000,000
ING US Funding LLC,
0.190%, due 08/26/11[3]	3,000,000	2,999,113
0.255%, due 09/02/11[3]	5,000,000	4,997,769
0.310%, due 07/25/11[3]	3,000,000	2,999,380
JPMorgan Chase & Co.,
0.050%, due 07/01/11[3]	3,000,000	3,000,000
0.150%, due 09/07/11[3]	6,000,000	5,998,300
0.240%, due 07/11/11[3]	6,000,000	5,999,600
Jupiter Securitization Co. LLC,
0.150%, due 08/08/11[2,3]	10,000,000	9,998,417
Kreditanstalt fuer Wiederaufbau,
0.140%, due 09/08/11[2,3]	7,450,000	7,448,001
Market Street Funding LLC,
0.200%, due 08/05/11[2,3]	5,000,000	4,999,028
Natixis US Finance Co. LLC,
0.360%, due 07/01/11[3]	5,000,000	5,000,000
Nestle Capital Corp.,
0.030%, due 07/01/11[2,3]	10,000,000	10,000,000
Nordea North America, Inc.,
0.150%, due 07/19/11[3]	7,000,000	6,999,475
0.230%, due 12/07/11[3]	5,000,000	4,994,921
Novartis Securities Investment Ltd.,
0.240%, due 07/14/11[2,3]	4,000,000	3,999,653
Old Line Funding LLC,
0.180%, due 08/18/11[2,3]	3,000,000	2,999,280
0.200%, due 07/21/11[2,3]	13,000,000	12,998,556
Procter & Gamble International
Funding SCA,
0.080%, due 07/18/11[2,3]	15,000,000	14,999,433
Regency Markets No. 1 LLC,
0.140%, due 07/15/11[2,3]	5,000,000	4,999,728
0.170%, due 07/20/11[2,3]	10,000,000	9,999,102
Sheffield Receivables Corp.,
0.180%, due 08/11/11[2,3]	5,000,000	4,998,975
Societe Generale North America, Inc.,
0.210%, due 08/01/11[3]	2,700,000	2,699,512
0.420%, due 07/11/11[3]	9,000,000	8,998,950
State Street Corp.,
0.190%, due 07/14/11[3]	4,000,000	3,999,726

UBS Cash Management Prime Relationship Fund
Portfolio of investments

June 30, 2011 (unaudited)
	Face amount	Value

Short-term investments—(concluded)
Commercial paper—(concluded)
Svenska Handelsbanken, Inc.,
0.190%, due 08/12/11[2,3]	$7,000,000	$6,998,448
Thames Asset Global Securitization
No 1, Inc.,
0.150%, due 07/15/11[2,3]	5,000,000	4,999,708
Thunder Bay Funding LLC,
0.180%, due 08/09/11[2,3]	5,000,000	4,999,025
Toyota Motor Credit Corp.,
0.160%, due 08/10/11[3]	5,000,000	4,999,111
Westpac Securities NZ Ltd.,
0.284%, due 09/01/11[2]	2,000,000	2,000,000
Windmill Funding I Corp.,
0.120%, due 07/01/11[2,3]	5,000,000	5,000,000
0.150%, due 07/18/11[2,3]	5,000,000	4,999,646

Total commercial paper
(cost $301,105,952)		301,105,952

US master note: 2.12%
Merrill Lynch, Pierce, Fenner & Smith, Inc.,
0.170%, due 12/01/24[4]
(cost $13,000,000)	13,000,000	13,000,000

Short-term corporate obligations: 1.71%
JPMorgan Chase & Co.,
0.275%, due 07/09/12[1]	2,500,000	2,500,000
Svenska Handelsbanken, Inc.,
0.292%, due 06/29/12[1,2]	5,000,000	5,000,000
Westpac Securities NZ Ltd.,
0.360%, due 05/04/12[1,2]	3,000,000	3,000,000

Total short-term corporate obligations
(cost $10,500,000)		10,500,000

Mortgage & agency debt securities: 19.04%
Federal Home Loan Banks,
0.040%, due 08/09/11[3]	10,000,000	9,999,567
0.043%, due 07/22/11[3]	25,000,000	24,999,373
0.070%, due 09/14/11[3]	24,100,000	24,094,892
0.170%, due 01/30/12[3]	2,000,000	1,997,988
0.270%, due 09/30/11[1]	6,000,000	6,000,000
0.280%, due 01/12/12[1]	5,000,000	5,000,000
0.280%, due 02/07/12[1]	4,000,000	4,000,000
Federal Home Loan Mortgage Corp.,[5]
0.065%, due 09/01/11[3]	4,082,000	4,081,543
0.261%, due 09/30/11[3]	5,000,000	4,996,714
	Face amount	Value

Federal National Mortgage Association,[5]
0.050%, due 09/21/11[3]	$15,000,000	$14,998,292
0.150%, due 01/17/12[3]	5,000,000	4,995,833
0.190%, due 09/28/11[3]	6,587,000	6,583,906
0.410%, due 07/06/11[3]	5,000,000	4,999,715

Total mortgage & agency debt securities
(cost $116,747,823)		116,747,823

US government obligations: 7.14%
US Treasury Notes,
0.750%, due 05/31/12	5,000,000	5,023,541
1.000%, due 12/31/11	8,000,000	8,030,536
1.000%, due 04/30/12	4,000,000	4,020,867
4.500%, due 11/30/11	6,000,000	6,104,570
4.625%, due 02/29/12	20,000,000	20,592,689

Total US government obligations
(cost $43,772,203)		43,772,203

Repurchase agreements: 11.05%
Repurchase agreement dated 06/30/11
with Barclay’s Capital Inc., 0.010%,
due 07/01/11 collateralized by
$55,441,700 US Treasury Notes,
1.375%, due 05/15/12;
(value - $56,100,056);
proceeds: $55,000,015	55,000,000	55,000,000
Repurchase agreement dated 06/30/11
with Deutsche Bank, 0.010%,
due 07/01/11 collateralized by
$12,950,000 Federal Home Loan
Bank, 2.000%, due 12/09/14;
(value - $13,058,996);
proceeds: $12,800,004	12,800,000	12,800,000

Total repurchase agreements
(cost $67,800,000)		67,800,000

Total short-term investments
(cost $612,925,983)		612,925,983

Total investments: 99.93%
(cost $612,925,983)[6]		612,925,983

Cash and other assets, less liabilities: 0.07%		417,419

Net assets: 100.00%		$613,343,402

UBS Cash Management Prime Relationship Fund
Portfolio of investments

June 30, 2011 (unaudited)
Concluded

Notes to portfolio of investments
[1]	Variable or floating rate security—The interest rate shown is the current rate as of June 30, 2011 and changes periodically.
[2]	Security exempt from registration pursuant to Section 4(2) under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2011, the value of these securities amounted to $202,428,487, or 33.00% of net assets.
[3]	Interest rates shown are the discount rates at date of purchase.
[4]	Variable rate security. The maturity date reflects the final maturity date. The interest rate shown is the current rate as of June 30, 2011 and resets daily.
[5]	On September 7, 2008, the Federal Housing Finance Agency placed the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association into conservatorship, and the US Treasury guaranteed the debt issued by those organizations.
[6]	Aggregate cost for federal income tax purposes was the same as for book purposes.

For a listing of defined portfolio acronyms and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 130.

The following is a summary of the inputs used as of June 30, 2011 in valuing the Fund’s investments:

Measurements at 06/30/11

	Unadjusted quoted
	prices in active
	markets for	Other significant	Unobservable
	identical investments	observable inputs	inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Certificates of deposit	$—	$60,000,005	$—	$60,000,005

Commercial paper	—	301,105,952	—	301,105,952

US master note	—	13,000,000	—	13,000,000

Short-term corporate obligations	—	10,500,000	—	10,500,000

Mortgage & agency debt securities	—	116,747,823	—	116,747,823

US government obligations	—	43,772,203	—	43,772,203

Repurchase agreements	—	67,800,000	—	67,800,000

Total	$—	$612,925,983	$—	$612,925,983

124	See accompanying notes to financial statements.

UBS U.S. Treasury Inflation Protected Securities
Relationship Fund

Portfolio performance
For the six months ended June 30, 2011, UBS U.S. Treasury Inflation Protected Securities Relationship Fund (the “Fund”) returned 5.99%. For comparison purposes, the Citigroup US Inflation Linked Securities Index (the “Index”)returned 5.75% during the same time period. (Please note that the Fund’s returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.) For a detailed commentary on the market environment in general during the reporting period, see page 3.

The Fund modestly outperformed the Index during the reporting period.

Portfolio performance summary
What worked

•	Duration positioning enhanced the Fund’s results during the reporting period. The Fund’s duration was tactically adjusted, but shorter than that of the benchmark during the reporting period. Overall, this position added value, particularly as rates moved higher in January and February 2011, given expectations for improving economic growth. However, it slightly detracted from performance late in the period, when rates declined given weakening economic conditions and a flight-to-quality triggered by an escalation of the European sovereign debt crisis.

•	A preference for Treasury securities over Treasury inflation-protected securities (“TIPS”) in May and early June was a positive for performance. During this time, a long position in Treasuries and a short position in TIPS were rewarded as nominal (non-TIPS) Treasuries outperformed their TIPS counterparts.

•	Derivatives use contributed to Fund performance. During the review period, the Fund used Treasury futures to manage its duration and yield curve positioning. Our use of derivatives had a positive impact on performance.

What didn’t work

•	Duration and yield curve positioning detracted from results as the reporting period progressed. In April and May 2011, an overweight to 30-year Treasuries and an underweight to 10-year Treasuries was negative for performance, as the latter outperformed during that timeframe.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended June 30, 2011. The views and opinions in the letter were current as of August 15, 2011. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent.

UBS U.S. Treasury Inflation Protected Securities
Relationship Fund

Average annual total returns for periods ended June 30, 2011 (unaudited)

	6 months	1 year	Inception[1]

UBS U.S. Treasury Inflation Protected Securities Relationship Fund	5.99%	8.67%	8.28%

Citigroup US Inflation Linked Securities Index[2]	5.75%	7.81%	7.33%

[1]	Inception date of UBS U.S. Treasury Inflation Protected Securities Relationship Fund is July 27, 2007.
[2]	The Citigroup US Inflation Linked Securities Index is an unmanaged broad-based index comprised of US Treasury securities that measures the return of debentures with fixed rate coupon payments that adjust for inflation as measured by the Consumer Price Index. Investors should note that indices do not reflect the deduction of fees and expenses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted.

UBS U.S. Treasury Inflation Protected Securities
Relationship Fund

Industry diversification (unaudited)
As a percentage of net assets
as of June 30, 2011

Bonds
US government obligations	96.77%

Total bonds	96.77%

Short-term investment	2.52

Total investments	99.29%

Cash and other assets, less liabilities	0.71

Net assets	100.00%

UBS U.S. Treasury Inflation Protected Securities
Relationship Fund
Portfolio of investments

June 30, 2011 (unaudited)

	Face amount	Value

Bonds: 96.77%
US government obligations: 96.77%
US Treasury Bonds,
3.875%, due 04/15/29	$825,000	$1,546,559
US Treasury Inflation Indexed
Bonds (TIPS),
2.000%, due 01/15/26	6,825,000	8,450,402
2.125%, due 02/15/41	5,225,000	5,830,211
2.375%, due 01/15/25	5,700,000	7,816,913
2.500%, due 01/15/29	8,895,000	10,821,828
3.375%, due 04/15/32	1,145,000	1,919,259
US Treasury Inflation
Indexed Notes (TIPS),
0.500%, due 04/15/15	10,775,000	11,662,899
1.125%, due 01/15/21	6,700,000	7,153,250
1.250%, due 04/15/14	5,700,000	6,426,158
1.375%, due 07/15/18	5,700,000	6,454,891
1.375%, due 01/15/20	2,805,000	3,128,392
1.625%, due 01/15/15	5,700,000	7,282,381
1.875%, due 07/15/13	6,850,000	8,912,428
1.875%, due 07/15/19	5,700,000	6,714,606
2.375%, due 01/15/17	4,245,000	5,400,727
	Face amount	Value

2.500%, due 07/15/16	$6,850,000	$8,729,946
3.000%, due 07/15/12	3,050,000	3,980,876

Total US government obligations
(cost $109,933,024)		112,231,726

Total bonds
(cost $109,933,024)		112,231,726

	Shares

Short-term investment: 2.52%
Investment company: 2.52%
UBS Cash Management Prime
Relationship Fund[1]
(cost $2,918,530)	2,918,530	2,918,530

Total investments: 99.29%
(cost $112,851,554)		115,150,256

Cash and other assets, less liabilities: 0.71%		827,962

Net assets: 100.00%		$115,978,218

Notes to portfolio of investments
Aggregate cost for federal income tax purposes was substantially the same as for book purposes; and net unrealized appreciation consisted of:
Gross unrealized appreciation	$2,303,559
Gross unrealized depreciation	(4,857)

Net unrealized appreciation of investments	$2,298,702

For a listing of defined portfolio acronyms and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 130.

[1]	The table below details the Fund’s investments in a fund that is advised by the same advisor as the Fund. The advisor does not earn a management fee from the affiliated UBS Relationship Fund.

Income
		Purchases	Sales		earned from
		during the	during the		affiliate for the
		six months	six months		six months
	Value	ended	ended	Value	ended
Security description	12/31/10	06/30/11	06/30/11	06/30/11	06/30/11

UBS Cash Management Prime Relationship Fund	$848,232	$46,523,883	$44,453,585	$2,918,530	$3,610

Futures contracts

				Unrealized
	Expiration	Cost/		appreciation/
	date	(proceeds)	Value	(depreciation)

US Treasury futures sell contracts:

US Long Bond, 9 contracts (USD)	September 2011	$(1,126,687)	$(1,107,281)	$19,406

5 Year US Treasury Notes, 58 contracts (USD)	September 2011	(6,860,224)	(6,913,328)	(53,104)

10 Year US Treasury Notes, 15 contracts (USD)	September 2011	(1,848,516)	(1,834,922)	13,594

Net unrealized depreciation on futures contracts				$(20,104)

UBS U.S. Treasury Inflation Protected Securities
Relationship Fund
Portfolio of investments

June 30, 2011 (unaudited)
Concluded

The following is a summary of the inputs used as of June 30, 2011 in valuing the Fund’s investments:

Measurements at 06/30/11

	Unadjusted quoted
	prices in active
	markets for	Other significant	Unobservable
	identical investments	observable inputs	inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

US government obligations	$—	$112,231,726	$—	$112,231,726

Short-term investment	—	2,918,530	—	2,918,530

Futures contracts	(20,104)	—	—	(20,104)

Total	$(20,104)	$115,150,256	$—	$115,130,152

See accompanying notes to financial statements.	129

UBS Relationship Funds
Portfolio of investments

June 30, 2011 (unaudited)

Portfolio acronyms
ADR	American depositary receipt
BBA	British Bankers Association
BP	British Petroleum
CLO	Collateralized loan obligations
CVA	Dutch certification-depository certificate
ETF	Exchange Traded Fund
GDP	Gross domestic product
GDR	Global depositary receipt
GE	General Electric
GO	General Obligation
LIBOR	London Interbank Offered Rate
NVDR	Non-voting depository receipt
OJSC	Open joint stock company
Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference.
shares	Preference shares may also have liquidation preference.
REIT	Real estate investment trust
Re-REMIC	Combined Real Estate Mortgage Investment Conduit
SPDR	Standard & Poor’s Depository Receipts
TIPS	Treasury inflation protected securities (“TIPS”) are debt securities issued by the US Treasury whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. The interest rate paid by the TIPS is fixed, while the principal value rises or falls based on changes in a published Consumer Price Index (“CPI”). Thus, if inflation occurs, the principal and interest payments on the TIPS are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the TIPS principal amounts will not drop below their face amounts at maturity. In exchange for the inflation protection, the TIPS generally pay lower interest rates than typical US Treasury securities. Only if inflation occurs will TIPS offer a higher real yield than a conventional Treasury security of the same maturity.

Currency abbreviations		JPY	Japanese Yen
AUD	Australian Dollar	KRW	Korean Won
BRL	Brazilian Real	MXN	Mexican Peso
CAD	Canadian Dollar	MYR	Malaysian Ringgit
CHF	Swiss Franc	NOK	Norwegian Krone
CLP	Chilean Peso	PLN	Polish Zloty
CZK	Czech Koruna	RUB	Russian Ruble
DKK	Danish Krone	SAR	Saudi Arabian Riyal
EUR	Euro	SEK	Swedish Krona
GBP	Great Britain Pound	SGD	Singapore Dollar
HKD	Hong Kong Dollar	TRY	Turkish Lira
HUF	Hungarian Forint	TWD	Taiwan Dollar
IDR	Indonesian Rupiah	USD	United States Dollar
ILS	Israel New Shekel	ZAR	South African Rand
INR	Indian Rupee

130	See accompanying notes to financial statements.

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UBS Relationship Funds

June 30, 2011 (unaudited)

Explanation of expense disclosure
As a shareholder of the Funds, you incur two types of costs: (1) transactional costs (as applicable); and (2) ongoing costs, including management fees (if applicable) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2011 to June 30, 2011.

Actual expenses
The first line in the table below for each Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes
The second line in the table below for each Fund provides information about hypothetical account values and hypothetical expenses based on that Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not that Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs (as applicable). Therefore, the second line in the table for each Fund is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. This projection assumes that annualized expense ratios were in effect during the period January 1, 2011 to June 30, 2011.

UBS Relationship Funds

June 30, 2011 (unaudited)

	Beginning	Ending	Expenses paid
	account value	account value	during period[1]	Expense ratio
	January 1, 2011	June 30, 2011	01/01/11 - 06/30/11	during period

UBS Global Securities Relationship Fund
Actual	$1,000.00	$1,035.50	$0.35	0.0689%

Hypothetical (5% annual return before expenses)	1,000.00	1,024.45	0.35	0.0689%

UBS Emerging Markets Equity Relationship Fund
Actual	1,000.00	1,026.20	1.41	0.2798%

Hypothetical (5% annual return before expenses)	1,000.00	1,023.41	1.40	0.2798%

UBS Global (ex-U.S.) All Cap Growth Relationship Fund
Actual	1,000.00	1,016.50	0.72	0.1448%

Hypothetical (5% annual return before expenses)	1,000.00	1,024.08	0.73	0.1448%

UBS International Equity Relationship Fund
Actual	1,000.00	1,019.50	1.25	0.2500%

Hypothetical (5% annual return before expenses)	1,000.00	1,023.55	1.25	0.2500%

UBS Small-Cap Equity Relationship Fund
Actual	1,000.00	1,048.80	0.61	0.1200%

Hypothetical (5% annual return before expenses)	1,000.00	1,024.20	0.60	0.1200%

UBS U.S. Equity Alpha Relationship Fund
Actual	1,000.00	1,052.80	3.24	0.6365%

Hypothetical (5% annual return before expenses)	1,000.00	1,021.64	3.19	0.6365%

UBS U.S. Large Cap Equity Relationship Fund
Actual	1,000.00	1,056.80	0.61	0.1200%

Hypothetical (5% annual return before expenses)	1,000.00	1,024.20	0.60	0.1200%

UBS U.S. Large Cap Growth Equity Relationship Fund
Actual	1,000.00	1,087.90	0.62	0.1200%

Hypothetical (5% annual return before expenses)	1,000.00	1,024.20	0.60	0.1200%

UBS Credit Bond Relationship Fund
Actual	1,000.00	1,032.80	0.48	0.0944%

Hypothetical (5% annual return before expenses)	1,000.00	1,024.33	0.47	0.0944%

UBS Global Corporate Bond Relationship Fund
Actual	1,000.00	1,027.70	0.96	0.1902%

Hypothetical (5% annual return before expenses)	1,000.00	1,023.85	0.95	0.1902%

UBS High Yield Relationship Fund
Actual	1,000.00	1,045.30	0.64	0.1268%

Hypothetical (5% annual return before expenses)	1,000.00	1,024.17	0.64	0.1268%

UBS Opportunistic Emerging Markets Debt
Relationship Fund
Actual	1,000.00	1,041.00	2.53	0.5000%

Hypothetical (5% annual return before expenses)	1,000.00	1,022.32	2.51	0.5000%

UBS Cash Management Prime Relationship Fund
Actual	1,000.00	1,000.90	0.20	0.0400%

Hypothetical (5% annual return before expenses)	1,000.00	1,024.60	0.20	0.0400%

UBS U.S. Treasury Inflation Protected Securities
Relationship Fund
Actual	1,000.00	1,059.90	0.51	0.1000%

Hypothetical (5% annual return before expenses)	1,000.00	1,024.30	0.50	0.1000%

[1]	Expenses are equal to the Fund’s annualized net expense ratios, multiplied by the average account value over the period, multiplied by 181 divided by 365 (to reflect the one-half year period).

UBS Relationship Funds
Financial statements

Statement of assets and liabilities
June 30, 2011 (unaudited)

	Relationship Funds
		UBS	UBS
	UBS	Emerging	Global (ex-U.S.)
	Global Securities	Markets Equity	All Cap Growth

Assets:
Investments, at cost:
Unaffiliated issuers	$624,740,448	$283,044,210	$322,390,780
Affiliated issuers	303,441,293	3,193,279	2,498,622
Investments of cash collateral in affiliated issuers received
from securities loaned, at cost	26,148,398	—	—
Foreign currency, at cost	2,936,883	2,030,883	963,751

	$957,267,022	$288,268,372	$325,853,153

Investments, at value:
Unaffiliated issuers	$693,348,359	$344,096,876	$354,640,107
Affiliated issuers	389,074,821	3,193,279	2,498,622
Investments of cash collateral in affiliated issuers received
from securities loaned, at value[1]	26,148,398	—	—
Foreign currency, at value	2,952,705	2,054,803	965,058
Cash	588	56,366	—
Receivables:
Investment securities sold	95,648,162	—	24,729,209
Interest	1,805,765	69,584	418
Dividends	765,251	2,400,240	443,859
Fund shares sold	—	—	—
Due from advisor	—	—	—
Foreign tax reclaims	115,096	13,171	185,745
Due from broker	1,287,406	—	—
Cash collateral for futures contracts	3,817,294	—	—
Cash collateral for securities sold short	—	—	—
Unrealized appreciation on forward foreign currency contracts	973,358	—	—
Other assets	40,973	10,504	10,677

Total assets	1,215,978,176	351,894,823	383,473,695

Liabilities:
Payables:
Investment securities purchased	6,995,182	—	5,789,223
Cash collateral from securities loaned	26,148,398	—	—
Fund shares redeemed	95,809,913	—	18,000,000
Custody and fund accounting fees	114,552	175,005	76,359
Fund administration fee	22,132	22,132	22,132
Trustees’ fees	29,718	10,696	11,227
Due to custodian	3,181	—	—
Dividends payable for securities sold short	—	—	—
Accrued expenses	58,504	57,030	40,828
Securities sold short, at value[2]	—	—	—
Unrealized depreciation on forward foreign currency contracts	1,352,808	—	—

Total liabilities	130,534,388	264,863	23,939,769

Net assets	$1,085,443,788	$351,629,960	$359,533,926

Shares outstanding	29,804,537	8,585,539	24,538,776

Net asset value, offering and redemption proceeds per share[3]	$36.4187	$40.9561	$14.6517

[1]	The market value of securities loaned by UBS Global Securities Relationship Fund and UBS Small-Cap Equity Relationship Fund, as of June 30, 2011 was $66,040,368 and $3,628,915, respectively.
[2]	Proceeds from securities sold short for UBS U.S. Equity Alpha Relationship Fund were $38,303,208.
[3]	Maximum offering price for UBS Emerging Markets Equity Relationship Fund is $41.2633 (net asset value, plus 0.75% of offering price.) Redemption price per share for UBS Emerging Markets Equity Relationship Fund is $40.6489 (net asset value, less 0.75% of net asset value).

UBS Relationship Funds
Financial statements

Relationship Funds
UBS		UBS	UBS
International	UBS	U.S. Equity	U.S. Large Cap
Equity	Small-Cap Equity	Alpha	Equity

$42,329,534	$92,923,886	$249,953,477	$44,431,274
207,130	4,044,354	1,146,448	975,542

—	3,648,310	—	—
344,426	—	—	—

$42,881,090	$100,616,550	$251,099,925	$45,406,816

$49,402,781	$111,953,023	$281,055,726	$50,240,976
207,130	4,044,354	1,146,448	975,542

—	3,648,310	—	—
345,275	—	—	—
—	—	40,421	—

1,294,119	—	901,635	184,742
13	1,304	191	132
96,272	263,385	440,336	65,801
—	—	30,732	—
11,586	9,009	2,893	13,464
28,966	—	—	—
—	—	—	—
—	—	—	—
—	—	3,679,665	—
64,137	—	—	—
1,220	3,101	6,614	1,580

51,451,499	119,922,486	287,304,661	51,482,237

1,392,202	—	1,082,782	184,949
—	3,648,310	—	—
—	—	—	—
13,437	12,009	25,238	9,838
22,132	22,132	22,132	22,132
5,029	6,254	8,736	5,178
—	—	—	—
—	—	62,781	—
43,305	41,915	44,900	42,723
—	—	48,723,688	—
100,106	—	—	—

1,576,211	3,730,620	49,970,257	264,820

$49,875,288	$116,191,866	$237,334,404	$51,217,417

2,674,875	1,971,503	19,924,561	2,484,897

$18.6458	$58.9357	$11.9117	$20.6115

See accompanying notes to financial statements.	135

UBS Relationship Funds
Financial statements

Statement of assets and liabilities (concluded)
June 30, 2011 (unaudited)

	Relationship Funds
	UBS		UBS
	U.S. Large Cap	UBS	Global Corporate
	Growth Equity	Credit Bond	Bond

Assets:
Investments, at cost:
Unaffiliated issuers	$88,699,406	$459,483,409	$137,911,718
Affiliated issuers	2,645,430	4,451,148	2,133,655
Repurchase agreements, at cost	—	—	—
Foreign currency, at cost	—	—	989,860

	$91,344,836	$463,934,557	$141,035,233

Investments, at value:
Unaffiliated issuers	$105,708,231	$454,234,098	$144,214,798
Affiliated issuers	2,645,430	4,451,148	2,133,655
Repurchase agreements, at value	—	—	—
Foreign currency, at value	—	—	1,001,984
Cash	—	—	—
Receivables:
Investment securities sold	302,147	7,913,211	6,942,599
Interest	277	5,911,001	2,637,604
Dividends	28,205	—	—
Due from advisor	9,442	—	—
Foreign tax reclaims	—	—	18,808
Due from broker	—	121,377	67,099
Cash collateral for futures contracts	—	355,280	229,865
Outstanding swap agreements, at value[1]	—	603,513	253,961
Unrealized appreciation on forward foreign currency contracts	—	—	261,737
Other assets	3,168	10,935	6,544

Total assets	108,696,900	473,600,563	157,768,654

Liabilities:
Payables:
Investment securities purchased	601,810	4,188,056	707,677
Fund shares redeemed	—	7,000,000	6,000,000
Custody and fund accounting fees	12,944	49,346	25,513
Fund administration fee	22,132	22,132	22,132
Trustees’ fees	6,261	11,783	8,019
Dividends payable to shareholders	—	—	—
Accrued expenses	41,065	44,272	45,374
Options written, at value[2]	—	—	—
Outstanding swap agreements, at value[1]	—	152,111	616,377
Unrealized depreciation on forward foreign currency contracts	—	—	493,844

Total liabilities	684,212	11,467,700	7,918,936

Net assets	$108,012,688	$462,132,863	$149,849,718

Shares outstanding	7,400,767	31,576,593	13,423,667

Net asset value per share	$14.5948	$14.6353	$11.1631

[1]	Net upfront payments received by UBS Credit Bond Relationship Fund and UBS Global Corporate Bond Relationship Fund were $133,753 and $369,523 respectively and net upfront payments made by UBS Opportunistic Emerging Markets Debt Relationship Fund were $2,211,327.
[2]	Premiums received by UBS Opportunistic Emerging Markets Debt Relationship Fund were $3,674.

UBS Relationship Funds
Financial statements

Relationship Funds
	UBS Opportunistic	UBS Cash	UBS U.S.
UBS	Emerging	Management	Treasury Inflation
High Yield	Markets Debt	Prime	Protected Securities

$238,705,661	$23,426,295	$545,125,983	$109,933,024
962,998	2,647,775	—	2,918,530
—	—	67,800,000	—
—	157,047	—	—

$239,668,659	$26,231,117	$612,925,983	$112,851,554

$247,982,787	$26,249,646	$545,125,983	$112,231,726
962,998	2,647,775	—	2,918,530
—	—	67,800,000	—
—	159,465	—	—
1,357,636	12,005	129,492	—

5,592,765	7,251	—	—
4,662,627	224,693	412,671	803,064
—	—	—	—
—	22,724	5,814	10,447
—	—	—	—
—	—	—	17,869
—	—	—	75,100
—	2,306,161	—	—
—	193,550	—	—
11,308	615	16,757	436

260,570,121	31,823,885	613,490,717	116,057,172

—	26,691	—	—
5,500,000	—	—	—
34,653	24,204	15,483	10,718
22,132	22,132	14,632	22,132
10,818	4,606	15,475	5,040
—	—	77,796	—
43,415	47,004	23,929	41,064
—	1,096	—	—
—	—	—	—
—	396,724	—	—

5,611,018	522,457	147,315	78,954

$254,959,103	$31,301,428	$613,343,402	$115,978,218

9,197,308	1,811,045	613,265,258	8,483,219

$27.7211	$17.2836	$1.00	$13.6715

See accompanying notes to financial statements.	137

UBS Relationship Funds
Financial statements

Statement of operations
For the six months ended June 30, 2011 (unaudited)

	Relationship Funds
		UBS	UBS
	UBS	Emerging	Global (ex-U.S.)
	Global Securities	Markets Equity	All Cap Growth

Investment income:
Dividends	$6,856,426	$5,484,240	$4,796,082
Interest and other	2,049,922	—	437
Affiliated interest	78,489	4,709	6,456
Securities lending[1]	176,256	—	47,197
Foreign tax withheld	(442,430)	(469,658)	(553,582)

Total income	8,718,663	5,019,291	4,296,590

Expenses:
Administration	44,630	44,630	44,630
Custodian and fund accounting	234,153	372,760	161,830
Professional services	49,890	48,861	34,567
Shareholder reports	2,168	2,034	2,031
Trustees	53,677	19,535	21,304
Insurance	43,540	10,848	11,171
Dividend expense and security loan fees for securities sold short	—	—	—
Other	25,161	15,871	15,742

Total operating expenses	453,219	514,539	291,275

Expenses reimbursed by advisor	—	—	—

Net expenses	453,219	514,539	291,275

Net investment income	8,265,444	4,504,752	4,005,315

Net realized gain (loss) on:
Investments in unaffiliated issuers	91,699,430	54,143,739	45,298,989
Investments in affiliated issuers	64,235,803	—	—
Futures contracts	(3,231,135)	—	—
Securities sold short	—	—	—
Forward foreign currency contracts	11,164,711	(7,619)	(105,543)
Foreign currency transactions	1,426,976	71,580	246,900

Net realized gain	165,295,785	54,207,700	45,440,346

Change in net unrealized appreciation/depreciation on:
Investments	(112,478,187)	(54,904,858)	(41,459,900)
Futures contracts	(91,638)	—	—
Securities sold short	—	—	—
Forward foreign currency contracts	(7,758,066)	—	—
Translation of other assets and liabilities denominated in foreign currency	(21,950)	(53,085)	(28,877)

Change in net unrealized appreciation/depreciation	(120,349,841)	(54,957,943)	(41,488,777)
Net realized and unrealized gain (loss)	44,945,944	(750,243)	3,951,569
Net increase in net assets resulting from operations	$53,211,388	$3,754,509	$7,956,884

[1]	Includes affiliated income from UBS Private Money Market Fund LLC for UBS Global Securities Relationship Fund, UBS Global (ex-U.S.) All Cap Growth Relationship Fund and UBS Small-Cap Equity Relationship Fund of $1,714, $25 and $687, respectively.

UBS Relationship Funds
Financial statements

Relationship Funds
UBS		UBS	UBS
International	UBS	U.S. Equity	U.S. Large Cap
Equity	Small-Cap Equity	Alpha	Equity

$980,617	$800,387	$2,983,699	$455,130
13	—	—	—
445	5,441	2,264	690
—	5,841	—	—
(126,688)	—	(8,800)	(1,280)

854,387	811,669	2,977,163	454,540

44,630	44,630	44,630	44,630
27,731	24,573	52,483	19,839
38,782	32,831	35,460	32,088
2,031	2,028	2,066	2,052
9,570	11,768	17,008	9,702
1,303	3,195	6,886	1,693
—	—	710,694	—
14,514	10,624	11,323	12,032

138,561	129,649	880,550	122,036

(75,518)	(58,219)	(4,752)	(91,155)

63,043	71,430	875,798	30,881

791,344	740,239	2,101,365	423,659

2,243,633	13,497,586	35,408,012	5,059,552
—	—	—	—
—	—	—	—
—	—	(6,608,588)	—
101,966	—	—	—
(8,077)	—	—	—

2,337,522	13,497,586	28,799,424	5,059,552

(2,064,084)	(8,016,824)	(20,069,916)	(2,585,681)
—	—	—	—
—	—	3,499,964	—
(104,988)	—	—	—
(1,448)	—	—	—

(2,170,520)	(8,016,824)	(16,569,952)	(2,585,681)
167,002	5,480,762	12,229,472	2,473,871
$958,346	$6,221,001	$14,330,837	$2,897,530

See accompanying notes to financial statements.	139

UBS Relationship Funds
Financial statements

Statement of operations (concluded)
For the six months ended June 30, 2011 (unaudited)

	Relationship Funds
	UBS		UBS
	U.S. Large Cap	UBS	Global Corporate
	Growth Equity	Credit Bond	Bond

Investment income:
Dividends	$356,038	$4,364	$—
Interest and other	—	11,714,938	4,146,480
Affiliated interest	1,291	4,245	1,547
Securities lending[1]	211	—	—
Foreign tax withheld	(776)	—	—

Total income	356,764	11,723,547	4,148,027

Expenses:
Administration	44,630	44,630	44,630
Custodian and fund accounting	24,399	98,387	50,837
Professional services	32,087	35,460	35,658
Shareholder reports	2,028	2,060	1,981
Trustees	11,768	23,389	14,245
Insurance	3,450	11,188	7,049
Other	10,574	12,823	10,656

Total operating expenses	128,936	227,937	165,056

Expenses reimbursed by advisor	(64,526)	—	—

Net expenses	64,410	227,937	165,056

Net investment income	292,354	11,495,610	3,982,971

Net realized gain (loss) on:
Investments in unaffiliated issuers	10,783,698	9,350,490	1,681,371
Futures contracts	—	936,119	(445,229)
Options written	—	12,600	—
Swap agreements	—	(15,482)	112,554
Forward foreign currency contracts	—	—	(4,823,365)
Foreign currency transactions	—	—	2,470,723

Net realized gain (loss)	10,783,698	10,283,727	(1,003,946)

Change in net unrealized appreciation/depreciation on:
Investments	(2,129,858)	(4,483,788)	1,675,254
Futures contracts	—	(1,093,220)	(593,685)
Options written	—	(437)	—
Forward foreign currency contracts	—	—	455,896
Swap agreements	—	(278,091)	(163,009)
Translation of other assets and liabilities denominated in foreign currency	—	—	(50,325)

Change in net unrealized appreciation/depreciation	(2,129,858)	(5,855,536)	1,324,131
Net realized and unrealized gain (loss)	8,653,840	4,428,191	320,185
Net increase in net assets resulting from operations	$8,946,194	$15,923,801	$4,303,156

[1]	Includes affiliated income from UBS Private Money Market Fund LLC for UBS U.S. Large Cap Growth Equity Relationship Fund of $82.

UBS Relationship Funds
Financial statements

Relationship Funds
	UBS	UBS Cash	UBS U.S.
UBS	Opportunistic Emerging	Management	Treasury Inflation
High Yield	Markets Debt	Prime	Protected Securities

$—	$—	$—	$—
12,868,648	824,642	766,673	3,312,159
5,486	2,937	—	3,610
—	—	—	—
(2,012)	(18,796)	—	—

12,872,122	808,783	766,673	3,315,769

44,630	44,630	44,630	44,630
63,005	60,012	48,830	23,805
35,459	36,997	27,638	32,087
2,076	2,032	2,273	2,035
19,004	8,826	30,562	10,927
12,296	670	18,555	510
13,181	10,945	4,283	10,253

189,651	164,112	176,771	124,247

—	(87,949)	(39,872)	(63,901)

189,651	76,163	136,899	60,346

12,682,471	732,620	629,774	3,255,423

16,250,421	824,136	(772)	1,909,614
—	(30,435)	—	72,084
—	8,529	—	—
—	189,088	—	(14,811)
—	(654,447)	—	—
—	44,746	—	—

16,250,421	381,617	(772)	1,966,887

(13,958,759)	212,514	—	1,540,219
—	—	—	(11,257)
—	(4,117)	—	—
—	(552)	—	—
—	(45,545)	—	20,811
—	(1,482)	—	—

(13,958,759)	160,818	—	1,549,773
2,291,662	542,435	(772)	3,516,660
$14,974,133	$1,275,055	$629,002	$6,772,083

See accompanying notes to financial statements.	141

UBS Relationship Funds
Financial statements

Statement of changes in net assets

	UBS Global Securities Relationship Fund		UBS Emerging Markets Equity Relationship Fund
	Six months ended June 30, 2011 (unaudited)	Year ended December 31, 2010	Six months ended June 30, 2011 (unaudited)	Year ended December 31, 2010

Operations:
Net investment income	$8,265,444	$18,916,703	$4,504,752	$7,240,199
Net realized gain	165,295,785	123,170,421	54,207,700	91,444,210
Change in net unrealized appreciation/depreciation	(120,349,841)	40,473,613	(54,957,943)	(32,189,923)
Net increase in net assets from operations	53,211,388	182,560,737	3,754,509	66,494,486

Beneficial interest transactions:
Proceeds from shares sold	108,091,820	227,625,499	53,500,000	—
Transaction charges	—	—	1,520,168	1,422,038
Cost of shares redeemed	(637,653,403)	(654,262,801)	(149,985,622)	(189,601,611)
Net decrease in net assets resulting from beneficial interest transactions	(529,561,583)	(426,637,302)	(94,965,454)	(188,179,573)

Increase (decrease) in net assets	(476,350,195)	(244,076,565)	(91,210,945)	(121,685,087)

Net assets, beginning of period	1,561,793,983	1,805,870,548	442,840,905	564,525,992

Net assets, end of period	$1,085,443,788	$1,561,793,983	$351,629,960	$442,840,905

Shares sold	2,975,919	7,047,410	1,323,791	—
Shares redeemed	(17,576,476)	(20,255,417)	(3,837,721)	(5,672,923)
Net decrease in shares outstanding	(14,600,557)	(13,208,007)	(2,513,930)	(5,672,923)

	UBS U.S. Equity Alpha Relationship Fund		UBS U.S. Large Cap Equity Relationship Fund
	Six months ended June 30, 2011 (unaudited)	Year ended December 31, 2010	Six months ended June 30, 2011 (unaudited)	Year ended December 31, 2010

Operations:
Net investment income	$2,101,365	$4,153,338	$423,659	$991,997
Net realized gain (loss)	28,799,424	17,669,091	5,059,552	6,681,556
Change in net unrealized appreciation/depreciation	(16,569,952)	3,891,971	(2,585,681)	639,808
Net increase in net assets from operations	14,330,837	25,714,400	2,897,530	8,313,361
Beneficial interest transactions:
Proceeds from shares sold	—	1,951,137	—	7,547,000
Cost of shares redeemed	(62,990,405)	(39,788,662)	(7,720,915)	(20,733,366)
Net increase (decrease) in net assets resulting from beneficial interest transactions	(62,990,405)	(37,837,525)	(7,720,915)	(13,186,366)

Increase (decrease) in net assets	(48,659,568)	(12,123,125)	(4,823,385)	(4,873,005)

Net assets, beginning of period	285,993,972	298,117,097	56,040,802	60,913,807

Net assets, end of period	$237,334,404	$285,993,972	$51,217,417	$56,040,802

Shares sold	—	192,022	—	430,313
Shares redeemed	(5,353,322)	(3,734,431)	(388,521)	(1,127,650)
Net increase (decrease) in shares outstanding	(5,353,322)	(3,542,409)	(388,521)	(697,337)

UBS Relationship Funds
Financial statements

UBS Global (ex-U.S.) All Cap Growth Relationship Fund		UBS International Equity Relationship Fund		UBS Small-Cap Equity Relationship Fund
Six months ended June 30, 2011 (unaudited)	Year ended December 31, 2010	Six months ended June 30, 2011 (unaudited)	Year ended December 31, 2010	Six months ended June 30, 2011 (unaudited)	Year ended December 31, 2010

$4,005,315	$6,683,188	$791,344	$1,390,393	$740,239	$1,269,734
45,440,346	38,559,596	2,337,522	968,290	13,497,586	34,725,002
(41,488,777)	(8,982,010)	(2,170,520)	2,712,879	(8,016,824)	6,964,990
7,956,884	36,260,774	958,346	5,071,562	6,221,001	42,959,726

12,750,000	13,600,000	2,242	500,000	2,478,000	2,304,511
—	—	—	—	—	—
(112,900,000)	(112,100,000)	(600,000)	(6,037,937)	(19,107,969)	(61,189,310)

(100,150,000)	(98,500,000)	(597,758)	(5,537,937)	(16,629,969)	(58,884,799)

(92,193,116)	(62,239,226)	360,588	(466,375)	(10,408,968)	(15,925,073)

451,727,042	513,966,268	49,514,700	49,981,075	126,600,834	142,525,907

$359,533,926	$451,727,042	$49,875,288	$49,514,700	$116,191,866	$126,600,834

879,231	988,637	—	28,007	44,113	54,497
(7,676,604)	(8,343,483)	(32,189)	(337,798)	(325,655)	(1,318,906)
(6,797,373)	(7,354,846)	(32,189)	(309,791)	(281,542)	(1,264,409)

UBS U.S. Large Cap Growth Equity Relationship Fund		UBS Credit Bond Relationship Fund		UBS Global Corporate Bond Relationship Fund
Six months ended June 30, 2011 (unaudited)	Year ended December 31, 2010	Six months ended June 30, 2011 (unaudited)	Year ended December 31, 2010	Six months ended June 30, 2011 (unaudited)	Year ended December 31, 2010

$292,354	$977,765	$11,495,610	$26,749,065	$3,982,971	$13,796,972
10,783,698	20,705,214	10,283,727	20,914,275	(1,003,946)	9,105,561
(2,129,858)	(4,526,338)	(5,855,536)	(1,313,965)	1,324,131	1,547,112
8,946,194	17,156,641	15,923,801	46,349,375	4,303,156	24,449,645

12,078,000	3,050,000	150,131,823	87,425,000	—	143,486,000
(14,113,478)	(50,008,960)	(111,638,294)	(288,394,386)	(86,417,044)	(193,400,000)

(2,035,478)	(46,958,960)	38,493,529	(200,969,386)	(86,417,044)	(49,914,000)

6,910,716	(29,802,319)	54,417,330	(154,620,011)	(82,113,888)	(25,464,355)

101,101,972	130,904,291	407,715,533	562,335,544	231,963,606	257,427,961

$108,012,688	$101,101,972	$462,132,863	$407,715,533	$149,849,718	$231,963,606

886,358	276,684	10,569,355	6,497,499	—	13,773,675
(1,021,448)	(4,002,847)	(7,764,307)	(21,082,177)	(7,934,580)	(17,880,889)
(135,090)	(3,726,163)	2,805,048	(14,584,678)	(7,934,580)	(4,107,214)

See accompanying notes to financial statements.	143

UBS Relationship Funds
Financial statements

Statement of changes in net assets (concluded)

	UBS High Yield Relationship Fund		UBS Opportunistic Emerging Markets Debt Relationship Fund
	Six months ended June 30, 2011 (unaudited)	Year ended December 31, 2010	Six months ended June 30, 2011 (unaudited)	Year ended December 31, 2010

Operations:
Net investment income	$12,682,471	$35,755,952	$732,620	$2,170,373
Net realized gain	16,250,421	22,950,861	381,617	2,285,853
Change in net unrealized appreciation/depreciation	(13,958,759)	(8,565,341)	160,818	327,575
Net increase in net assets from operations	14,974,133	50,141,472	1,275,055	4,783,801

Beneficial interest transactions:
Proceeds from shares sold	39,550,000	165,850,000	12,500,000	3,000,000
Cost of shares redeemed	(206,027,658)	(153,575,000)	(8,000,000)	(17,800,000)
Net increase (decrease) in net assets resulting from beneficial interest transactions	(166,477,658)	12,275,000	4,500,000	(14,800,000)

Increase (decrease) in net assets	(151,503,525)	62,416,472	5,775,055	(10,016,199)

Net assets, beginning of period	406,462,628	344,046,156	25,526,373	35,542,572

Net assets, end of period	$254,959,103	$406,462,628	$31,301,428	$25,526,373

Shares sold	1,447,499	6,674,853	749,438	184,736
Shares redeemed	(7,577,543)	(6,187,074)	(475,424)	(1,208,204)
Net increase (decrease)in shares outstanding	(6,130,044)	487,779	274,014	(1,023,468)

	UBS Cash Management Prime Relationship Fund		UBS U.S. Treasury Inflation Protected Securities Relationship Fund
	Six months ended June 30, 2011 (unaudited)	Year ended December 31, 2010	Six months ended June 30, 2011 (unaudited)	Year ended December 31, 2010

Operations:
Net investment income	$629,774	$1,133,239	$3,255,423	$436,526
Net realized gain (loss)	(772)	(146)	1,966,887	318,377
Change in net unrealized appreciation	—	—	1,549,773	339,734
Net increase in net assets from operations	629,002	1,133,093	6,772,083	1,094,637

Distributions to shareholders:
Distributions from net investment income	(629,774)	(1,133,239)	—	—

Beneficial interest transactions:
Proceeds from shares sold	2,722,720,431	4,303,431,460	72,300,000	54,250,000
Shares issued on reinvestment of dividends and distributions	69,419	198,136	—	—
Cost of shares redeemed	(2,729,243,300)	(4,364,991,966)	(28,940,164)	(1,483,749)
Net increase (decrease) in net assets resulting from beneficial interest transactions	(6,453,450)	(61,362,370)	43,359,836	52,766,251

Increase (decrease) in net assets	(6,454,222)	(61,362,516)	50,131,919	53,860,888

Net assets, beginning of period	619,797,624	681,160,140	65,846,299	11,985,411

Net assets, end of period	$613,343,402	$619,797,624	$115,978,218	$65,846,299

Shares sold	2,722,720,431	4,303,431,460	5,573,801	4,229,801
Shares issued on distributions reinvested	69,419	198,136	—	—
Shares redeemed	(2,729,243,300)	(4,364,991,966)	(2,194,928)	(121,443)
Net increase (decrease) in shares outstanding	(6,453,450)	(61,362,370)	3,378,873	4,108,358

144	See accompanying notes to financial statements.

UBS Relationship Funds
Financial statements

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Six months ended	Year ended December 31,
	June 30, 2011
UBS Global Securities Relationship Fund	(unaudited)	2010	2009	2008	2007	2006

Net asset value, beginning of period	$35.1715	$31.3448	$23.1428	$35.6852	$33.7695	$29.3766

Income (loss) from investment operations:
Net investment income[1]	0.2239	0.3758	0.3844	0.7175	0.7666	0.7303
Net realized and unrealized gain (loss)	1.0233	3.4509	7.8176	(13.2599)	1.1491	3.6626

Total income (loss) from investment operations	1.2472	3.8267	8.2020	(12.5424)	1.9157	4.3929

Net asset value, end of period	$36.4187	$35.1715	$31.3448	$23.1428	$35.6852	$33.7695

Total investment return[2]	3.55%	12.21%	35.44%	(35.14)%	5.67%	14.96%

Ratios to average net assets:
Expenses	0.0689%[3]	0.0641%	0.0598%	0.0502%	0.0731%	0.1172%
Net investment income	1.26%[3]	1.18%	1.49%	2.30%	2.17%	2.34%

Supplemental data:
Net assets, end of period (000’s)	$1,085,444	$1,561,794	$1,805,871	$1,609,955	$3,115,087	$2,923,555

Portfolio turnover rate	44%	78%	127%	112%	96%	69%

	Six months ended	Year ended December 31,
	June 30, 2011
UBS Emerging Markets Equity Relationship Fund	(unaudited)	2010	2009	2008	2007	2006

Net asset value, beginning of period	$39.8975	$33.6580	$18.2927	$40.3128	$28.3071	$21.7887

Income (loss) from investment operations:
Net investment income[1]	0.4848	0.5415	0.5743	0.5445	0.5993	0.4260
Net realized and unrealized gain (loss)	0.4102	5.5917	14.6760	(22.9145)	11.0820	6.0924

Total income (loss)from investment operations	0.8950	6.1332	15.2503	(22.3700)	11.6813	6.5184

Transaction charges	0.1636	0.1063	0.1150	0.3499	0.3244	—

Net asset value, end of period	$40.9561	$39.8975	$33.6580	$18.2927	$40.3128	$28.3071

Total investment return[2]	2.62%	18.55%	83.98%	(54.64)%	42.48%	29.91%

Ratios to average net assets:
Expenses	0.2798%[3]	0.2840%	0.2536%	0.2370%	0.3019%	0.3205%
Net investment income	2.45%[3]	1.57%	2.30%	2.02%	1.86%	1.73%

Supplemental data:
Net assets, end of period (000’s)	$351,630	$442,841	$564,526	$387,607	$282,914	$915,881

Portfolio turnover rate	33%	28%	95%	72%	53%	56%

[1]	Calculated using the average shares method.
[2]	Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable transaction charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.
[3]	Annualized.

See accompanying notes to financial statements.	145

UBS Relationship Funds
Financial statements

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Six months ended	Year ended	Period ended
	June 30, 2011	December 31,	December 31,
UBS Global (ex-U.S.) All Cap Growth Relationship Fund	(unaudited)	2010	2009[3]

Net asset value, beginning of period	$14.4155	$13.2839	$10.0000

Income from investment operations:
Net investment income[1]	0.1437	0.1902	0.1288
Net realized and unrealized gain	0.0925	0.9414	3.1551

Total income from investment operations	0.2362	1.1316	3.2839

Net asset value, end of period	$14.6517	$14.4155	$13.2839

Total investment return[2]	1.65%	8.52%	32.84%

Ratios to average net assets:
Expenses	0.1448%[4]	0.1413%	0.1242%[4]
Net investment income	1.99%[4]	1.48%	1.57%[4]

Supplemental data: Net assets, end of period (000’s)	$359,534	$451,727	$513,966

Portfolio turnover rate	53%	119%	82%

	Six months ended	Year ended December 31,
	June 30, 2011
UBS International Equity Relationship Fund	(unaudited)	2010	2009	2008	2007	2006

Net asset value, beginning of period	$18.2909	$16.5673	$11.7174	$20.5870	$19.2528	$15.5025

Income (loss) from investment operations:
Net investment income[1]	0.2930	0.4665	0.3365	0.5152	0.5388	0.3822
Net realized and unrealized gain (loss)	0.0619	1.2571	4.5134	(9.3848)	0.7954	3.3681

Total income (loss)from investment operations	0.3549	1.7236	4.8499	(8.8696)	1.3342	3.7503

Net asset value, end of period	$18.6458	$18.2909	$16.5673	$11.7174	$20.5870	$19.2528

Total investment return[2]	1.95%	10.41%	41.39%	(43.08)%	6.93%	24.19%

Ratios to average net assets:
Expenses before expense reimbursement	0.5494%[4]	0.5851%	0.6964%	0.4233%	0.1675%	0.1393%
Expenses after expense reimbursement	0.2500%[4]	0.2335%	0.1855%	0.1500%	0.1500%	0.1388%
Net investment income	3.14%[4]	2.84%	2.53%	3.12%	2.67%	2.22%

Supplemental data: Net assets, end of period (000’s)	$49,875	$49,515	$49,981	$42,526	$79,443	$918,065

Portfolio turnover rate	30%	45%	67%	92%	38%	50%

[1]	Calculated using the average shares method.
[2]	Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, and a sale at net asset value on the last day of each period reported. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.
[3]	For the period April 30, 2009 (commencement of operations) to December 31, 2009.
[4]	Annualized.

UBS Relationship Funds
Financial statements

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Six months ended	Year ended December 31,
	June 30, 2011
UBS Small-Cap Equity Relationship Fund	(unaudited)	2010	2009	2008	2007	2006

Net asset value, beginning of period	$56.1910	$40.5196	$27.4910	$46.8153	$46.9568	$41.0610

Income (loss) from investment operations:
Net investment income[1]	0.3588	0.4530	0.3704	0.6115	0.7007	0.5946
Net realized and unrealized gain (loss)	2.3859	15.2184	12.6582	(19.9358)	(0.8422)	5.3012

Total income (loss) from investment operations	2.7447	15.6714	13.0286	(19.3243)	(0.1415)	5.8958

Net asset value, end of period	$58.9357	$56.1910	$40.5196	$27.4910	$46.8153	$46.9568

Total investment return[2]	4.88%	38.66%	47.40%	(41.27)%	(0.31)%	14.36%

Ratios to average net assets:
Expenses before expense reimbursement	0.2178%[3]	0.2162%	0.1668%	0.0967%	0.0800%	0.1037%
Expenses after expense reimbursement	0.1200%[3]	0.1200%	0.1200%	0.0967%	0.0800%	0.0995%
Net investment income	1.24%[3]	0.98%	1.18%	1.53%	1.41%	1.37%

Supplemental data: Net assets, end of period (000’s)	$116,192	$126,601	$142,526	$202,694	$526,732	$542,694

Portfolio turnover rate	31%	85%	77%	92%	110%	95%

	Six months ended	Year ended December 31,
	June 30, 2011
UBS U.S. Equity Alpha Relationship Fund	(unaudited)	2010	2009	2008	2007	2006

Net asset value, beginning of period	$11.3140	$10.3440	$7.4831	$12.6864	$12.4603	$10.5373

Income (loss) from investment operations:
Net investment income[1]	0.0896	0.1530	0.1156	0.2165	0.2311	0.1839
Net realized and unrealized gain (loss)	0.5081	0.8170	2.7453	(5.4198)	(0.0050)	1.7391

Total income (loss) from investment operations	0.5977	0.9700	2.8609	(5.2033)	0.2261	1.9230

Net asset value, end of period	$11.9117	$11.3140	$10.3440	$7.4831	$12.6864	$12.4603

Total investment return[2]	5.28%	9.38%	38.23%	(41.02)%	1.82%	18.26%

Ratios to average net assets:
Expenses before expense reimbursement and after dividend expense and security loan fees for securities sold short	0.6400%[3]	0.7775%	0.9474%	0.6196%	0.4551%	0.5639%
Expenses after expense reimbursement and after dividend expense and security loan fees for securities sold short	0.6365%[3]	0.7722%	0.9474%	0.6196%	0.4551%	0.5639%
Expenses after expense reimbursement and before dividend expense and security loan fees for securities sold short	0.1200%[3]	0.1211%	0.1202%	0.0779%	0.0792%	0.1365%
Net investment income	1.53%[3]	1.48%	1.36%	1.99%	1.78%	1.63%

Supplemental data: Net assets, end of period (000’s)	$237,334	$285,994	$298,117	$212,488	$814,560	$737,046

Portfolio turnover rate	39%	56%	96%	89%	58%	63%

[1]	Calculated using the average shares method.
[2]	Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, and a sale at net asset value on the last day of each period reported. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.
[3]	Annualized.

See accompanying notes to financial statements.	147

UBS Relationship Funds
Financial statements

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Six months ended	Year ended December 31,
	June 30, 2011
UBS U.S. Large Cap Equity Relationship Fund	(unaudited)	2010	2009	2008	2007	2006

Net asset value, beginning of period	$19.5032	$17.0591	$12.6975	$21.1093	$20.7048	$17.9505

Income (loss) from investment operations:
Net investment income[1]	0.1663	0.2858	0.2404	0.3738	0.3938	0.3192
Net realized and unrealized gain (loss)	0.9420	2.1583	4.1212	(8.7856)	0.0107	2.4351

Total income (loss) from investment operations	1.1083	2.4441	4.3616	(8.4118)	0.4045	2.7543

Net asset value, end of period	$20.6115	$19.5032	$17.0591	$12.6975	$21.1093	$20.7048

Total investment return[2]	5.68%	14.33%	34.35%	(39.85)%	1.95%	15.35%

Ratios to average net assets:
Expenses before expense reimbursement	0.4742%[3]	0.4118%	0.4281%	0.1069%	0.0871%	0.0997%
Expenses after expense reimbursement	0.1200%[3]	0.1200%	0.1200%	0.1069%	0.0871%	0.0987%
Net investment income	1.65%[3]	1.63%	1.74%	2.00%	1.82%	1.71%

Supplemental data: Net assets, end of period (000’s)	$51,217	$56,041	$60,914	$66,631	$467,332	$453,423

Portfolio turnover rate	35%	63%	56%	63%	39%	88%

	Six months ended	Year ended December 31,
UBS U.S. Large Cap Growth	June 30, 2011
Equity Relationship Fund	(unaudited)	2010	2009	2008	2007	2006

Net asset value, beginning of period	$13.4161	$11.6235	$7.8167	$12.8740	$10.9358	$10.3549

Income (loss) from investment operations:
Net investment income[1]	0.0381	0.0940	0.0859	0.0937	0.1110	0.1053
Net realized and unrealized gain (loss)	1.1406	1.6986	3.7209	(5.1510)	1.8272	0.4756

Total income (loss) from investment operations	1.1787	1.7926	3.8068	(5.0573)	1.9382	0.5809

Net asset value, end of period	$14.5948	$13.4161	$11.6235	$7.8167	$12.8740	$10.9358

Total investment return[2]	8.79%	15.42%	48.70%	(39.28)%	17.72%	5.61%

Ratios to average net assets:
Expenses before expense reimbursement	0.2402%[3]	0.2205%	0.2720%	0.1055%	0.0903%	0.1207%
Expenses after expense reimbursement	0.1200%[3]	0.1200%	0.1200%	0.1055%	0.0903%	0.1200%
Net investment income	0.54%[3]	0.80%	0.93%	0.81%	0.92%	1.02%

Supplemental data: Net assets, end of period (000’s)	$108,013	$101,102	$130,904	$81,474	$421,703	$195,945

Portfolio turnover rate	44%	90%	70%	84%	84%	81%

[1]	Calculated using the average shares method.
[2]	Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, and a sale at net asset value on the last day of each period reported. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.
[3]	Annualized.

UBS Relationship Funds
Financial statements

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Six months ended	Year ended December 31,
	June 30, 2011
UBS Credit Bond Relationship Fund	(unaudited)	2010	2009	2008	2007	2006

Net asset value, beginning of period	$14.1708	$12.9701	$11.2043	$12.1425	$11.7609	$11.1079

Income (loss) from investment operations:
Net investment income[1]	0.3407	0.7259	0.6692	0.8683	0.7432	0.6463
Net realized and unrealized gain (loss)	0.1238	0.4748	1.0966	(1.8065)	(0.3616)	0.0067

Total income (loss) from investment operations	0.4645	1.2007	1.7658	(0.9382)	0.3816	0.6530

Net asset value, end of period	$14.6353	$14.1708	$12.9701	$11.2043	$12.1425	$11.7609

Total investment return[2]	3.28%	9.26%	15.73%	(7.70)%	3.25%	5.88%

Ratios to average net assets:
Expenses before expense reimbursement	0.0944%[3]	0.0999%	0.1012%	0.0856%	0.0685%	0.1000%
Expenses after expense reimbursement	0.0944%[3]	0.0999%	0.1000%	0.0856%	0.0685%	0.1000%
Net investment income	4.76%[3]	5.31%	5.50%	7.28%	6.21%	5.71%

Supplemental data: Net assets, end of period (000’s)	$462,133	$407,716	$562,336	$226,914	$680,169	$447,861

Portfolio turnover rate	85%	90%	188%	95%	56%	39%

	Six months Ended	Year ended	Period ended
	June 30, 2011	December 31,	December 31,
UBS Global Corporate Bond Relationship Fund	(unaudited)	2010	2009[4]

Net asset value, beginning of period	$10.8606	$10.1089	$10.0000

Income from investment operations:
Net investment income[1]	0.2510	0.4721	0.1007
Net realized and unrealized gain	0.0515	0.2796	0.0082

Total income from investment operations	0.3025	0.7517	0.1089

Net asset value, end of period	$11.1631	$10.8606	$10.1089

Total investment return[2]	2.77%	7.44%	1.09%

Ratios to average net assets:
Expenses before expense reimbursement	0.1902%[3]	0.1218%	0.2362%[3]
Expenses after expense reimbursement	0.1902%[3]	0.1218%	0.2000%[3]
Net investment income	4.59%[3]	4.45%	3.93%[3]

Supplemental data: Net assets, end of period (000’s)	$149,850	$231,964	$257,428

Portfolio turnover rate	21%	95%	96%

[1]	Calculated using the average shares method.
[2]	Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, and a sale at net asset value on the last day of each period reported. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.
[3]	Annualized.
[4]	For the period September 30, 2009 (commencement of operations) to December 31, 2009.

See accompanying notes to financial statements.	149

UBS Relationship Funds
Financial statements

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Six months ended	Year ended December 31,
	June 30, 2011
UBS High Yield Relationship Fund	(unaudited)	2010	2009	2008	2007	2006

Net asset value, beginning of period	$26.5188	$23.1844	$16.6270	$21.7449	$21.1527	$19.0710

Income (loss) from investment operations:
Net investment income[1]	1.1572	2.2978	2.1980	1.6945	1.5451	1.7459
Net realized and unrealized gain (loss)	0.0451	1.0366	4.3594	(6.8124)	(0.9529)	0.3358

Total income (loss) from investment operations	1.2023	3.3344	6.5574	(5.1179)	0.5922	2.0817

Net asset value, end of period	$27.7211	$26.5188	$23.1844	$16.6270	$21.7449	$21.1527

Total investment return[2]	4.53%	14.44%	39.17%	(23.41)%	2.77%	10.92%

Ratios to average net assets:
Expenses before expense reimbursement	0.1268%[3]	0.1057%	0.1053%	0.0812%	0.0869%	0.1361%
Expenses after expense reimbursement	0.1268%[3]	0.1057%	0.1053%	0.0812%	0.0869%	0.1162%
Net investment income	8.48%[3]	9.28%	11.57%	8.45%	7.12%	8.68%

Supplemental data: Net assets, end of period (000’s)	$254,959	$406,463	$344,046	$459,460	$396,880	$127,319

Portfolio turnover rate	21%	73%	126%	84%	70%	43%

	Six months ended	Year ended December 31,				Period ended
UBS Opportunistic Emerging Markets Debt	June 30, 2011					December 31,
Relationship Fund	(unaudited)	2010	2009	2008	2007	2006[4]

Net asset value, beginning of period	$16.6076	$13.8811	$8.6470	$11.9738	$10.9901	$10.0000

Income (loss) from investment operations:
Net investment income[1]	0.4032	1.1031	1.0605	1.2614	0.8397	0.4086
Net realized and unrealized gain (loss)	0.2728	1.6234	4.1736	(4.5882)	0.1440	0.5815

Total income (loss) from investment operations	0.6760	2.7265	5.2341	(3.3268)	0.9837	0.9901

Net asset value, end of period	$17.2836	$16.6076	$13.8811	$8.6470	$11.9738	$10.9901

Total investment return[2]	4.10%	19.61%	60.82%	(27.91)%	8.92%	9.90%

Ratios to average net assets:
Expenses before expense reimbursement	1.0774%[3]	1.0598%	1.3068%	0.5194%	0.3077%	0.4999%[3]
Expenses after expense reimbursement	0.5000%[3]	0.5000%	0.5000%	0.5000%	0.3077%	0.4999%[3]
Net investment income	4.81%[3]	7.33%	8.68%	10.83%	7.18%	6.72%[3]

Supplemental data: Net assets, end of period (000’s)	$31,301	$25,526	$35,543	$17,617	$95,608	$64,776

Portfolio turnover rate	44%	72%	179%	15%	65%	68%

[1]	Calculated using the average shares method.
[2]	Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, and a sale at net asset value on the last day of each period reported. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.
[3]	Annualized.
[4]	For the period May 31, 2006 (commencement of operations) to December 31, 2006.

UBS Relationship Funds
Financial statements

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Six months ended		Year ended December 31,
	June 30, 2011
UBS Cash Management Prime Relationship Fund	(unaudited)		2010	2009	2008	2007	2006

Net asset value, beginning of period	$1.00		$1.00	$1.00	$1.00	$1.00	$1.00

Income from investment operations:
Net investment income[1]	0.001		0.002	0.005	0.026	0.052	0.050

Distributions from:
Net investment income	(0.001)		(0.002)	(0.005)	(0.026)	(0.052)	(0.050)

Net asset value, end of period	$1.00		$1.00	$1.00	$1.00	$1.00	$1.00

Total investment return[2]	0.09%		0.21%	0.57%	2.71%	5.34%	5.13%

Ratios to average net assets:
Expenses before expense reimbursement	0.0517	%3	0.0645%	0.0763%	0.0533%	0.0264%	0.0256%
Expenses after expense reimbursement	0.0400	%3	0.0400%	0.0314%	0.0100%	0.0100%	0.0100%
Net investment income	0.18	%3	0.21%	0.55%	2.80%	5.21%	4.96%

Supplemental data: Net assets, end of period (000’s)	$613,343		$619,798	$681,160	$400,956	$736,044	$607,583

	Six months ended	Year ended December 31,			Period ended
UBS U.S. Treasury Inflation Protected	June 30, 2011				December 31,
Securities Relationship Fund	(unaudited)	2010	2009	2008	2007[4]

Net asset value, beginning of period	$12.9000	$12.0337	$10.9011	$10.7690	$10.0000
Income from investment operations:
Net investment income[1]	0.3536	0.3256	0.0902	0.3295	0.1763
Net realized and unrealized gain (loss)	0.4179	0.5407	1.0424	(0.1974)	0.5927

Total income from investment operations	0.7715	0.8663	1.1326	0.1321	0.7690

Net asset value, end of period	$13.6715	$12.9000	$12.0337	$10.9011	$10.7690

Total investment return[2]	5.99%	7.18%	10.39%	1.23%	7.69%

Ratios to average net assets:
Expenses before expense reimbursement	0.2059%[3]	1.4431%	1.2938%	1.3381%	4.7333%[3]
Expenses after expense reimbursement	0.1000%[3]	0.1000%	0.0755%	0.0475%	0.0475%[3]
Net investment income	5.39%[3]	2.59%	0.80%	3.00%	3.92%[3]

Supplemental data: Net assets, end of period (000’s)	$115,978	$65,846	$11,985	$29,083	$5,385

Portfolio turnover rate	161%	307%	337%	418%	31%

[1]	Calculated using the average shares method.
[2]	Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.
[3]	Annualized.
[4]	For the period July 27, 2007 (commencement of operations) to December 31, 2007.

See accompanying notes to financial statements.	151

UBS Relationship Funds
Notes to financial statements (unaudited)

1. Organization and significant accounting policies
UBS Relationship Funds (the “Trust”) is an open-end, management investment company registered under the Investment Company Act of 1940, as amended. The Trust currently offers shares of multiple series representing separate portfolios of investments. The fourteen series covered by this report are: UBS Global Securities Relationship Fund, UBS Emerging Markets Equity Relationship Fund, UBS Global (ex-U.S.) All Cap Growth Relationship Fund, UBS International Equity Relationship Fund, UBS Small-Cap Equity Relationship Fund, UBS U.S. Equity Alpha Relationship Fund, UBS U.S. Large Cap Equity Relationship Fund, UBS U.S. Large Cap Growth Equity Relationship Fund, UBS Credit Bond Relationship Fund, UBS Global Corporate Bond Relationship Fund, UBS High Yield Relationship Fund, UBS Opportunistic Emerging Markets Debt Relationship Fund, UBS Cash Management Prime Relationship Fund, and UBS U.S. Treasury Inflation Protected Securities Relationship Fund (each a “Fund,” and collectively, the “Funds”). Each series covered by this report is diversified except for UBS Global Corporate Bond Relationship Fund and UBS Opportunistic Emerging Markets Debt Relationship Fund, which are non-diversified. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

In the normal course of business, the Funds may enter into contracts that contain a variety of representations or that provide indemnification for certain liabilities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had any prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

The Trust issues shares of beneficial interest only in private placement transactions that do not involve a public offering within the meaning of Section 4(2) of the Securities Act of 1933, as amended (“Securities Act”). Only “accredited investors”, as defined in Regulation D under the Securities Act, may invest in the Funds. Accredited investors include common or commingled trust funds, investment companies, registered broker dealers, investment banks, commercial banks, corporations, group trusts, certain high net worth individuals and similar organizations.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

UBS Cash Management Prime Relationship Fund attempts to maintain a stable net asset value of $1.00 per share; the Fund has adopted certain investment, portfolio valuation and dividend and distribution policies in an attempt to enable it to do so. As with any money market fund, there is no assurance, however, that the Fund will be able to maintain a stable net asset value of $1.00 per share.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative US generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The Funds’ financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

A. Valuation of investments: Each Fund calculates its net asset value based on the current market value, where available, for its portfolio securities. The Funds normally obtain market values for their securities and other instruments from independent pricing sources and broker-dealers. Independent pricing sources may use reported last sale prices, official market closing prices, current market quotations or valuations from computerized “matrix” systems that derive values based on comparable securities or instruments. A matrix system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio securities or instruments. Securities and other instruments also may be valued based on appraisals derived from information concerning the security or instrument or similar securities or

UBS Relationship Funds
Notes to financial statements (unaudited)

instruments received from recognized dealers in those holdings. Securities and instruments traded in the over-the-counter (“OTC”) market and listed on The NASDAQ Stock Market, Inc. (“NASDAQ”) normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price on the valuation date available prior to valuation. Securities and instruments which are listed on US and foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities or instruments are traded on more than one exchange, the securities or instruments are valued on the exchange designated as the primary market by UBS Global Asset Management (Americas) Inc. (“UBS Global AM” or the “Advisor”), the investment advisor of the Funds. UBS Global AM is an indirect wholly owned asset management subsidiary of UBS AG, an internationally diversified organization with headquarters in Zurich and Basel, Switzerland and operations in many areas of the financial services industry. If a market value is not readily available from an independent pricing source for a particular security or instrument, that security or instrument is valued at fair value as determined in good faith by or under the direction of the Trust’s Board of Trustees (the “Board”). Various factors may be reviewed in order to make a good faith determination of a security’s or instrument’s fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the securities or instruments; and the evaluation of forces which influence the market in which the securities or instruments are purchased and sold. Foreign currency exchange rates are generally determined as of the close of the New York Stock Exchange (“NYSE”).

Certain securities and instruments in which the Funds invest are traded in markets that close before 4:00 p.m., Eastern time. Normally, developments that occur between the close of the foreign markets and 4:00 p.m., Eastern time, will not be reflected in the Funds’ net asset value. However, if any of the Funds determine that such developments are so significant that they will materially affect the value of the Funds’ securities and instruments, the Fund may adjust the previous closing prices to reflect what the Board believes to be the fair value of these securities as of 4:00 p.m., Eastern time.

Certain Funds may use a systematic fair valuation model provided by an independent third party to value securities and instruments principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. The systematic fair valuation model may use calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. If a security is valued at a “fair value,” that value is likely to be different from the last quoted market price for the security or instrument. The use of the fair valuation model may result in securities being transferred between Level 1 and Level 2 of the fair valuation hierarchy at the end of the reporting period.

The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with 60 days or less remaining to maturity, unless the Board determines that this does not represent fair value. Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Pursuant to the Funds’ use of practical expedient within ASC Topic 820, investments in non-registered investment companies are also valued at the daily net asset value. All investments quoted in foreign currencies are valued daily in US dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Funds’ custodian.

Futures contracts are generally valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued daily using forward exchange rates quoted by independent pricing services.

Swaps are marked-to-market daily based upon values from third party vendors or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of assets and liabilities. In the event that market quotations are not readily available or deemed unreliable, the swap is valued at fair value as determined in good faith by or under the direction of the Board.

UBS Relationship Funds
Notes to financial statements (unaudited)

GAAP requires disclosure regarding the various inputs that are used in determining the value of the Funds’ investments. These inputs are summarized into the three broad levels listed below:

Level 1—Unadjusted quoted prices in active markets for identical investments.

Level 2—Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risk.

Level 3—Unobservable inputs inclusive of the Funds’ own assumptions in determining the fair value of investments.

A fair value hierarchy has been included near the end of each Fund’s Portfolio of investments.

In January 2010, FASB issued Accounting Standards Update No. 2010-06 “Improving Disclosures about Fair Value Measurements” (“ASU 2010-06”). ASU 2010-06 requires reporting entities to make new disclosures about amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, including information on purchases, sales, issuances and settlements on a gross basis in the reconciliation of activity in Level 3 fair value measurements. The new and revised disclosures have been implemented for annual and interim periods beginning after December 15, 2009. The disclosures surrounding purchases, sales, issuances and settlements on a gross basis in the reconciliation of Level 3 fair value measurements, have been implemented for the interim period beginning after December 15, 2010.

In April 2011, FASB issued Accounting Standards Update No. 2011-03 (“ASU 2011-03”) which relates to the accounting for repurchase agreements and similar agreements, including mortgage dollar rolls, that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. ASU 2011-03 modifies the criteria for determining effective control of transferred assets and as a result certain agreements may now be accounted for as secured borrowings. ASU 2011-03 is effective prospectively for new transfers and existing transactions that are modified in the first interim or annual period beginning on or after December 15, 2011. Management is currently evaluating the implications of this change and its impact on the financial statements.

In May 2011, FASB issued Accounting Standards Update No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”)” (“ASU 2011-04”). ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU 2011-04 and its impact on the financial statements.

The provisions of ASC Topic 815 “Derivatives and Hedging” (“ASC Topic 815”) require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk related contingent features in derivative agreements. Since investment companies value their derivatives at fair value and recognize changes in fair value through the statement of operations, they do not qualify for hedge accounting under ASC Topic 815. Accordingly, even though a Fund’s investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for purposes of disclosure under ASC Topic 815. ASC Topic 815 requires that (1) objectives for using derivative instruments be disclosed in terms of underlying risk and accounting designation, (2) the fair values of derivative instruments and their gains and losses be

UBS Relationship Funds
Notes to financial statements (unaudited)

disclosed in a tabular format, and (3) information be disclosed about credit-risk contingent features of derivatives contracts. Details of this disclosure can be found below as well as in the Portfolio of investments. The volume of derivatives as disclosed in each Fund’s Portfolio of investments is representative of the volume of derivatives outstanding during the six months ended June 30, 2011, except for forward foreign currency contracts for UBS Global Securities Relationship Fund, UBS International Equity Relationship Fund and UBS Global Corporate Bond Relationship Fund, for which the average volume during the six month period was greater than at period end. The Funds may be sellers of protection through credit default swap agreements which are by nature credit-risk contingent (the terms of these agreements can be found within the Portfolio of investments, with further discussion in the Notes to financial statements); however, the Funds are not aware of any additional credit-risk contingent features on other derivative contracts held by the Funds.

Disclosure of derivatives by underlying risk for each Fund as of and for the period ended June 30, 2011 is as follows:

UBS Global Securities Relationship Fund

	Asset derivatives

		Foreign
	Equity risk	exchange risk	Total

Forward contracts[1]	$—	$973,358	$973,358

Futures contracts[2]	1,233,649	—	1,233,649

Total value	$1,233,649	$973,358	$2,207,007

[1]	Statement of assets and liabilities location: Unrealized appreciation on forward foreign currency contracts.
[2]	Includes cumulative appreciation of futures contracts as reported on the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within Due from broker.

	Liability derivatives

	Interest		Foreign
	rate risk	Equity risk	exchange risk	Total

Forward contracts[1]	$—	$—	$(1,352,808)	$(1,352,808)

Futures contracts[2]	(109,592)	(1,129,141)	—	(1,238,733)

Total value	$(109,592)	$(1,129,141)	$(1,352,808)	$(2,591,541)

[1]	Statement of assets and liabilities location: Unrealized depreciation on forward foreign currency contracts.
[2]	Includes cumulative depreciation of futures contracts as reported on the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within Due to broker.

Activities in derivative instruments during the period ended June 30, 2011, were as follows:

	Interest		Foreign
	rate risk	Equity risk	exchange risk	Total

Net realized gain (loss)[1]

Forward contracts	$—	$—	$11,164,711	$11,164,711

Futures contracts	1,354,315	(4,585,450)	—	(3,231,135)

Total net realized gain (loss)	$1,354,315	$(4,585,450)	$11,164,711	$7,933,576

Net change in unrealized appreciation/depreciation[2]

Forward contracts	$—	$—	$(7,758,066)	$(7,758,066)

Futures contracts	(735,471)	643,833	—	(91,638)

Total net change in unrealized
appreciation/depreciation	$(735,471)	$643,833	$(7,758,066)	$(7,849,704)

[1]	Statement of operations location: Net realized gain (loss) on futures contracts, forward foreign currency contracts and swap agreements.
[2]	Statement of operations location: Change in net unrealized appreciation/depreciation on futures contracts, forward foreign currency contracts and swap agreements.

UBS Relationship Funds
Notes to financial statements (unaudited)

UBS Credit Bond Relationship Fund

	Asset derivatives

	Interest
	rate risk	Credit risk	Total

Swap agreements[1]	$230,079	$373,434	$603,513

Total value	$230,079	$373,434	$603,513

[1]	Statement of assets and liabilities location: Outstanding swap agreements, at value.

	Liability derivatives

	Interest
	rate risk	Credit risk	Total

Futures contracts[1]	$(522,546)	$—	$(522,546)

Swap agreements[2]	—	(152,111)	(152,111)

Total value	$(522,546)	$(152,111)	$(674,657)

[1]	Includes cumulative appreciation/(depreciation) of futures contracts as reported on the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within Due to broker.
[2]	Statement of assets and liabilities location: Outstanding swap agreements, at value.

Activities in derivative instruments during the period ended June 30, 2011, were as follows:

	Interest
	rate risk	Credit risk	Total

Net realized gain (loss)[1]

Futures contracts	$936,119	$—	$936,119

Options written	—	12,600	12,600

Swap agreements	(274,465)	258,983	(15,482)

Total net realized gain (loss)	$661,654	$271,583	$933,237

Net change in unrealized appreciation/depreciation[2]

Futures contracts	$(1,093,220)	$—	$(1,093,220)

Options written	—	(437)	(437)

Swap agreements	(162,267)	(115,824)	$(278,091)

Total net change in appreciation/(depreciation)	$(1,255,487)	$(116,261)	$(1,371,748)

[1]	Statement of operations location: Net realized gain (loss) on futures contracts, options written and swap agreements.
[2]	Statement of operations location: Net change in unrealized appreciation/depreciation on futures contracts, options written and swap agreements.

UBS Relationship Funds
Notes to financial statements (unaudited)

UBS Opportunistic Emerging Markets Debt Relationship Fund

	Asset derivatives

	Interest		Foreign
	rate risk	Credit risk	exchange risk	Total

Forward contracts[1]	$—	$—	$193,550	$193,550

Options purchased[1]	—	—	145,724	145,724

Swap agreements[1]	2,300,173	5,988	—	2,306,161

Total value	$2,300,173	$5,988	$339,274	$2,645,435

[1]	Statement of assets and liabilities location: Options purchased are shown within investments in securities of unaffiliated issuers, at value, Outstanding swap agreements, at value and Unrealized appreciation on forward foreign currency contracts.

	Liability derivatives

	Foreign
	exchange risk	Total

Forward contracts[1]	$(396,724)	$(396,724)

Options written[1]	(1,096)	(1,096)

Total value	$(397,820)	$(397,820)

[1]	Statement of assets and liabilities location: Options written, at value and Unrealized depreciation on forward foreign currency contracts.

Activities in derivative instruments during the period ended June 30, 2011, were as follows:

	Interest			Foreign
	rate risk	Equity risk	Credit risk	exchange risk	Total

Net realized gain (loss)[1]

Forward contracts	$—	$—	$—	$(654,447)	$(654,447)

Futures contracts	(30,500)	65	—	—	(30,435)

Options purchased[3]	—	—	—	2,899	2,899

Options written	—	—	—	8,529	8,529

Swap agreements	21,884	—	167,204	—	189,088

Total net realized gain (loss)	$(8,616)	$65	$167,204	$(643,019)	$(484,366)

Net change in unrealized appreciation/depreciation[2]

Forward contracts	$—	$—	$—	$(552)	$(552)

Options purchased[3]	—	—	—	(22,076)	(22,076)

Options written	—	—	—	(4,117)	(4,117)

Swap agreements	59,890	—	(105,435)	—	(45,545)

Total net change in unrealized appreciation/depreciation	$59,890	$—	$(105,435)	$(26,745)	$(72,290)

[1]	Statement of operations location: Net realized gain (loss) on swap agreements futures contracts, options written and forward foreign currency contracts.
[2]	Statement of operations location: Change in net unrealized appreciation/depreciation on swap agreements, options written, and forward foreign currency contracts.
[3]	Realized and unrealized gain (loss) is included in net realized gain (loss) on investments and net change in unrealized appreciation/depreciation on investments.

B. Restricted securities: The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an

UBS Relationship Funds
Notes to financial statements (unaudited)

acceptable price may be difficult. Information regarding restricted securities, if any, is included in each Fund’s Notes to portfolio of investments.

C. Investment transactions, investment income and expenses: Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions and foreign exchange transactions are calculated using the identified cost method. Dividend income and expense are recorded on the ex-dividend date (“ex-date”) except in the case of certain dividends from foreign securities which are recorded as soon after the ex-date as the respective Fund, using reasonable diligence, becomes aware of such dividends. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

D. Foreign currency translation: The Funds use the foreign currency exchange rates determined as of the close of regular trading on the NYSE. For purposes of calculating the US dollar equivalent value of a non-US dollar denominated obligation, foreign currency amounts are translated into US dollars on the following basis: (1) market value of investment securities and other assets and liabilities – at the exchange rates prevailing at the end of a Fund’s fiscal period; and (2) purchases and sales of investment securities and income and expenses – at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market value of a Fund’s portfolio are presented at the foreign exchange rates at the end of a Fund’s fiscal period, a Fund does not generally isolate the effect of fluctuations in foreign exchange rates from the effect of the changes in market prices of securities. However, the Funds do isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon the sale or maturity of foreign currency-denominated securities pursuant to US federal income tax regulations. Certain foreign exchange gains and losses included in realized and unrealized gains and losses are included in or are a reduction of ordinary income in accordance with US federal income tax regulations.

E. Forward foreign currency contracts: A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks associated with such contracts include movement in the value of the foreign currency relative to the US dollar and the potential inability of the counterparty to meet the terms of the contracts. Certain Funds may purchase or sell currencies and/or engage in forward foreign currency transactions in order to expedite settlement of portfolio transactions, manage currency risk or to gain exposure to a currency without purchasing securities denominated in that currency. A Fund may also use forward contracts with the intent of changing the relative exposure of the Fund’s portfolio of securities to different currencies to take advantage of anticipated changes in exchange rates. Forward foreign currency contracts involve, to varying degrees, elements of market risk (specifically foreign currency risk).

A Fund will enter into forward contracts to sell, for a fixed amount of US dollars or other appropriate currency, an amount of foreign currency, to the extent that the value of the short forward contract is covered by the underlying value of the securities denominated in the currency being sold. Alternatively, when a Fund enters into a non-cash settled forward contract to sell an amount of foreign currency, the Fund’s custodian or sub-custodian will place assets in a segregated account of the Fund in an amount equal to the contract’s full notional value. However, currency contracts with respect to identical currencies may be netted against each other and, in such cases, a Fund’s custodian or sub-custodian will place assets in a segregated account of the Fund, in an amount equal to the net amount owed (the unrealized loss) by the Fund. If the assets placed in the account decline in value, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Funds’ commitments with respect to such contracts.

The unrealized gain, if any, represents the credit risk to each Fund on a forward foreign currency contract. Fluctuations in the value of the open forward foreign currency contracts are recorded daily for book purposes as net unrealized gains or losses on foreign forward currency contracts by the Funds. Realized gains and losses include net gains and losses recognized by the Funds on contracts which have been sold or matured.

UBS Relationship Funds
Notes to financial statements (unaudited)

F. Futures contracts: Each Fund, other than UBS Cash Management Prime Relationship Fund, may purchase or sell financial futures contracts. The Funds may purchase or sell futures contracts to manage the average duration of the Funds, or either as a hedge or to enhance the Funds’ overall total return, income or gains. Using financial futures contracts involves various market risks, including interest rate and equity risk. Risks of entering into futures contracts include the possibility that there may be an illiquid market or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. To the extent that market prices move in an unexpected direction, there is a risk that a Fund will not achieve the anticipated benefits of the futures contract or may realize a loss.

Upon entering into a futures contract, the Fund is required to deliver to a broker an amount of cash and/or securities equal to a certain percentage of the contract amount. This amount is known as the “initial margin”. Subsequent payments, known as “variation margin”, are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying futures contracts. Such variation margin is recorded as part of Due to or Due from broker for financial statement purposes on a daily basis as an unrealized gain or loss on futures until the futures contract is closed or expires, at which time the net gain or loss is reclassified to realized gain or loss on futures.

G. Securities traded on to-be-announced basis: Certain Funds may from time to time purchase, or sell short, mortgage-backed securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities for which all specific information is not yet known at the time of the trade, particularly the face amount and maturity date of the underlying securities. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. Beginning on the date the Fund enters into a TBA transaction, cash, US government securities or other liquid high grade debt obligations are segregated in the Funds’ records in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities. At June 30, 2011, the Funds did not hold any TBA securities.

H. Swap agreements: Certain Funds may engage in swap agreements, including but not limited to interest rate, currency, total return, credit default and equity swap agreements. A Fund expects to enter into these transactions to preserve a return or spread on a particular investment or to hedge a portion of the portfolio’s duration, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible or in an attempt to enhance income or gains.

Certain Funds may enter into interest rate swap agreements with another party to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) to protect themselves from interest rate fluctuations. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified interest rate(s) for a specified amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. Interest rate swap agreements are subject to general market risk, liquidity risk, counterparty risk and interest rate risk.

Total return swap agreements involve commitments to pay or receive interest in exchange for a market linked return based on a notional amount. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily, and the change, if any, is recorded as unrealized appreciation or depreciation. Total return swap agreements are subject to general market risk, liquidity risk, counterparty risk and the risk that there may be unfavorable changes in the underlying investments or instruments.

Credit default swap agreements involve commitments to make or receive payments in the event of a default or other credit event of a referenced security. As a buyer, the Fund would make periodic payments to the counterparty, and the Fund would receive payments only upon the occurrence of a credit event. If no credit event occurs, the Fund will lose its periodic stream of payments over the term of the contract. However, if a credit event does occur, the Fund typically would receive full notional value for a reference obligation that may have little or no value. As a seller, the Fund would receive

UBS Relationship Funds
Notes to financial statements (unaudited)

periodic payments from the counterparty, and the Fund would make payments only upon the occurrence of a credit event. If no credit event occurs, the Fund will gain the periodic stream of payments it received over the term of the contract. However, if a credit event occurs, the Fund will pay full notional value for a reference obligation that may have little or no value. Credit default swap agreements may involve greater risks than if the Fund had invested in the reference obligation directly and are subject to general market risk, liquidity risk, counterparty risk and credit risk.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a list of a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of referenced credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swap agreements with standardized terms including a fixed spread and standard maturity dates. An index credit default swap agreement references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use credit default swap agreements on credit indices to hedge a portfolio of credit default swap agreements or bonds with a credit default swap agreement on indices which is less expensive than it would be to buy many credit default swap agreements to achieve a similar effect. Credit default swap agreements on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Credit default swap agreements on corporate issues or sovereign issues of an emerging market country involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in delivery of a security with a value other than had been anticipated (such as a party’s right to choose the deliverable obligation with the lowest value following a credit event). The Fund may use credit default swap agreements on corporate issues or sovereign issues of an emerging market country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement which may exceed the amount of unrealized appreciation or depreciation reflected on the Statement of assets and liabilities. Notional amounts of all credit default swap agreements outstanding as of June 30, 2011 for which a Fund is the seller of protection are disclosed under the section “Credit default swaps on corporate and sovereign issues—sell protection” in the Notes to portfolio of investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into, if any, by a Fund for the same referenced entity or entities.

The use of swap agreements involves investment techniques and risks different from those associated with ordinary portfolio security transactions. If UBS Global AM is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of the Fund will be less favorable than it would have been if this investment technique was never used. Swap agreements do not involve the delivery of securities and are subject to counterparty risk. If the other party to a swap agreement defaults and fails to consummate the transaction, a Fund’s risk of loss will consist of the net amount of interest or other payments that the Fund is contractually entitled to receive.

UBS Relationship Funds
Notes to financial statements (unaudited)

Therefore, the Fund would consider the creditworthiness of the counterparty to a swap agreement in evaluating potential credit risk.

The Funds accrue for interim payments on swap agreements on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap agreements. Once interim payments are settled in cash, the net amount is recorded as realized gain/loss on swap agreements, in addition to realized gain/loss recorded upon the termination of swap agreements on the Statement of operations. Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation of swap agreements.

I. Structured notes: Certain Funds may invest in structured notes whose values are based on the price movements of a referenced security or index. The value of these structured notes will rise and fall in response to changes in the referenced security or index. On the maturity date of each structured note, a Fund will receive a payment from a counterparty based on the value of the referenced security or index (notional amount multiplied by the price of the referenced security or index) and record a realized gain or loss.

Structured notes may present a greater degree of market risk than many types of securities and may be more volatile and less liquid than less complex securities. Structured notes are also subject to the risk that the issuer of the structured notes may fail to perform its contractual obligations.

J. Option writing: Certain Funds may write (sell) put and call options on foreign or US securities indices, foreign currency swaps and interest rate swaps (commonly referred to as swaptions), in order to gain exposure to or protect against changes in the markets or in an attempt to enhance income or gains. When a Fund writes a call or a put option, an amount equal to the premium received by the Fund is included in the Fund’s Statement of assets and liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. If an option which the Fund has written either expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security or derivative instrument, and the liability related to such option is extinguished. If a call option which the Fund has written is exercised, the Fund recognizes a realized gain or loss (long-term or short term, depending on the holding period of the underlying security) from the sale of the underlying security or derivative instrument and the proceeds from the sale are increased by the premium originally received. If a put option which the Fund has written is exercised, the amount of the premium originally received reduces the cost of the security or derivative instrument which the Fund purchases upon exercise of the option.

In writing an option, the Fund bears the market risk (specifically interest rate, foreign exchange and equity risk) of an unfavorable change in the price of the derivative instrument, security, index or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a derivative instrument, security or currency at a price different from current market value.

K. Purchased options: Certain Funds may purchase put and call options on foreign or US securities and indices, foreign currency swaps and interest rate swaps (commonly referred to as swaptions), as well as exchange-listed call options on particular market segment indices to achieve temporary exposure to a specific security, industry or geographic region. Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Fund pays a premium which is included in the Statement of assets and liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying futures, security or currency transaction to determine the realized gain or loss.

UBS Relationship Funds
Notes to financial statements (unaudited)

L. Short sales: UBS U.S. Equity Alpha Relationship Fund (“Equity Alpha”) enters into short sales whereby it sells a security it generally does not own, in anticipation of a decline in the security’s price. The initial amount of a short sale is recorded as a liability which is marked-to-market daily. Fluctuations in the value of this liability are recorded as unrealized gains or losses on the Statement of operations. If Equity Alpha shorts a security when also holding a long position in the security (a “short against the box”), as the security price declines, the short position increases in value, offsetting the long position’s decrease in value. The opposite effect occurs if the security price rises. Equity Alpha will realize a gain or loss upon closing of the short sale (returning the security to the lender by way of purchase or delivery of a long position owned). Equity Alpha is liable to the lender for any dividends payable on securities while those securities are in a short position. These dividends are booked as an expense or liability of the Fund. Equity Alpha designates collateral consisting of cash, US government securities or other liquid assets sufficient to collateralize the market value of short positions. The Fund is charged a securities loan fee equal to 0.65% per annum of short market value in connection with short sale transactions.

M. Repurchase agreements: Each Fund may purchase securities or other obligations from a bank or securities dealer, subject to the seller’s agreement to repurchase them at an agreed upon date (or upon demand) and price. Each Fund maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special “tri-party” custodian or sub-custodian that maintains a separate account for both the Funds and their counterparty. The underlying collateral is valued daily to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Funds generally have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Repurchase agreements involving obligations other than US government securities (such as commercial paper, corporate bonds and mortgage loans) may be subject to special risks and may not have the benefit of certain protections in the event of counterparty insolvency. If the seller (or seller’s guarantor, if any) becomes insolvent, a Fund may suffer delays, costs and possible losses in connection with the disposition or retention of the collateral. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

Under certain circumstances, a Fund may engage in a repurchase agreement transaction with a yield of zero in order to invest cash amounts remaining in its portfolio at the end of the day in order to avoid having the Fund assessed a fee for uninvested cash held in a business account at a bank.

N. Distributions: With the exception of UBS Cash Management Prime Relationship Fund, none of the Funds currently intend to declare and pay distributions. For UBS Cash Management Prime Relationship Fund, distributions from net investment income are declared daily and paid monthly. Distributions of net capital gains, if any, are distributed to shareholders annually or more frequently to maintain a net asset value of $1.00 per share.

O. Concentration of risk: Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable US companies and US government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which some Funds in the Trust invest. The ability of the issuers of debt securities held by a Fund to meet their obligations may be affected by economic and political developments particular to a specific industry, country, state or region.

Small capitalization (“small cap”) companies may be more vulnerable than larger capitalization (“large cap”) companies to adverse business or economic developments. Small cap companies may also have limited product lines, markets or financial resources, and may be dependent on a relatively small management group. Securities of such companies may be less liquid and more volatile than securities of large cap companies or the market averages in general and therefore

UBS Relationship Funds
Notes to financial statements (unaudited)

may involve greater risk than investing in large cap companies. In addition, small cap companies may not be well-known to the investing public, may not have institutional ownership and may have only cyclical, static or moderated growth prospects.

P. Commission recapture program: The following Funds participate in a brokerage commission recapture program: UBS Global Securities Relationship Fund, UBS Emerging Markets Equity Relationship Fund, UBS International Equity Relationship Fund, UBS Small-Cap Equity Relationship Fund, UBS U.S. Equity Alpha Relationship Fund, UBS U.S. Large Cap Equity Relationship Fund and UBS U.S. Large Cap Growth Equity Relationship Fund. These Funds have established commission recapture arrangements with certain participating brokers or dealers. If a Fund’s investment manager chooses to execute a transaction through a participating broker subject to best price and execution, the broker will rebate a portion of the commission back to the Fund. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Fund. For the period ended June 30, 2011, the following Funds recorded recaptured commissions which are reflected on the Statement of operations within the net realized gains (losses) on investment activities:

Fund	Amount

UBS Global Securities Relationship Fund	$29,899
UBS Small-Cap Equity Relationship Fund	4,498
UBS U.S. Equity Alpha Relationship Fund	38,455
UBS U.S. Large Cap Equity Relationship Fund	6,336

Q. Transaction charges: Investors in UBS Emerging Markets Equity Relationship Fund are subject to a transaction charge equal to 0.75% of the Fund’s offering price on Fund share purchases. Therefore, the shares of this Fund are sold at a price which is equal to the net asset value of such shares, plus a transaction charge. The transaction charge is retained by the Fund and is intended to defray transaction costs associated with the purchase and sale of securities within the Fund. Investors in UBS Emerging Markets Equity Relationship Fund are also subject to a transaction charge equal to 0.75% of the Fund’s net asset value on Fund share redemptions. Transaction charges received by UBS Emerging Markets Equity Relationship Fund were $1,520,168 and $1,422,038 for the period ended June 30, 2011 and the year ended December 31, 2010, respectively.

2. Investment advisory and administration fees and other transactions with affiliates
UBS Global AM, a registered investment advisor, manages the assets of the Trust pursuant to an Investment Advisory Agreement with the Trust (the “Advisory Agreement”). The Advisor does not receive any compensation under the Advisory Agreement for providing investment advisory services. The Advisor has agreed to reimburse the Funds to the extent that total annualized operating expenses exceed the following percentage of average daily net assets and can discontinue these expense limitations at any time:

Fund	Percent

UBS Global Securities Relationship Fund	0.1500%
UBS Emerging Markets Equity Relationship Fund	0.5000
UBS Global (ex-U.S.) All Cap Growth Relationship Fund	0.2500
UBS International Equity Relationship Fund	0.2500
UBS Small-Cap Equity Relationship Fund	0.1200
UBS U.S. Large Cap Equity Relationship Fund	0.1200
UBS U.S. Large Cap Growth Equity Relationship Fund	0.1200
UBS Credit Bond Relationship Fund	0.1000
UBS Global Corporate Bond Relationship Fund	0.2000
UBS High Yield Relationship Fund	0.1400
UBS Opportunistic Emerging Markets Debt Relationship Fund	0.5000
UBS Cash Management Prime Relationship Fund	0.0400
UBS U.S. Treasury Inflation Protected Securities Relationship Fund	0.1000

UBS Relationship Funds
Notes to financial statements (unaudited)

The Advisor has voluntarily agreed to reimburse UBS U.S. Equity Alpha Relationship Fund to the extent that the Fund’s total annualized operating expenses (excluding interest expense, securities loan fees and dividend expense for securities sold short and expenses incurred through investment in other investment companies), to the extent necessary so that the Fund’s total annualized operating expenses (excluding interest expense, securities loan fees and dividend expense for securities sold short and expenses incurred through investment in other investment companies), otherwise do not exceed the following percentage of average daily net assets.

Fund	Percent

UBS U.S. Equity Alpha Relationship Fund	0.1200%

At June 30, 2011, the Advisor owed certain Funds for expenses reimbursements as follows:

Fund	Amount

UBS International Equity Relationship Fund	$11,586
UBS Small-Cap Equity Relationship Fund	9,009
UBS U.S. Equity Alpha Relationship Fund	2,893
UBS U.S. Large Cap Equity Relationship Fund	13,464
UBS U.S. Large Cap Growth Equity Relationship Fund	9,442
UBS Opportunistic Emerging Markets Debt Relationship Fund	22,724
UBS Cash Management Prime Relationship Fund	5,814
UBS U.S. Treasury Inflation Protected Securities Relationship Fund	10,447

During the period ended June 30, 2011, the Funds accrued expense reimbursements as follows:

Fund	Amount

UBS International Equity Relationship Fund	$75,518
UBS Small-Cap Equity Relationship Fund	58,219
UBS U.S. Equity Alpha Relationship Fund	4,752
UBS U.S. Large Cap Equity Relationship Fund	91,155
UBS U.S. Large Cap Growth Equity Relationship Fund	64,526
UBS Opportunistic Emerging Markets Debt Relationship Fund	87,949
UBS Cash Management Prime Relationship Fund	39,872
UBS U.S. Treasury Inflation Protected Securities Relationship Fund	63,901

Each Fund pays an administration fee to J.P. Morgan Investor Services Co. that is computed daily and paid monthly at an annual rate of $90,000.

The Funds may invest in shares of certain affiliated investment companies also sponsored by the Advisor. Amounts relating to those investments for the period ended June 30, 2011 have been included near the end of each Fund’s Portfolio of investments.

The Funds may invest in shares of UBS Cash Management Prime Relationship Fund (“Cash Prime”). Cash Prime is offered as a cash management option only to mutual funds and certain other accounts. Distributions received from Cash Prime are reflected as affiliated interest income in the Statement of operations. Amounts relating to those investments for the period ended June 30, 2011 have been included near the end of each Fund’s Portfolio of investments.

Under normal conditions, the Funds invest cash collateral from securities lending activities into an affiliated private money market fund, UBS Private Money Market Fund, LLC (“Private Money Market”), which operates in compliance with most of the substantive provisions of Rule 2 a-7 of the 1940 Act. Private Money Market is managed by the Advisor and is offered only to mutual funds and certain other accounts managed by the Advisor. UBS Global AM acts as managing member of Private Money Market and receives a management fee from Private Money Market payable monthly in arrears at the annual rate of 0.10% of Private Money Market’s average daily members’ equity, minus the aggregate operating expenses of, and incurred by, Private Money Market during each such related month, not including investment expenses (including

UBS Relationship Funds
Notes to financial statements (unaudited)

brokerage commissions, taxes, interest charges and other costs with respect to transactions in securities) and extraordinary expenses including litigation expenses, if any. UBS Global AM may, in its sole discretion, waive all or any portion of the management fee to which it may be entitled from time to time in order to maintain operating expenses at a certain level. Distributions received from Private Money Market, net of fee rebates paid to borrowers, are included in securities lending in the Statement of operations. Amounts relating to those investments for the period ended June 30, 2011 have been included near the end of each Fund’s Portfolio of investments.

The following Funds have incurred brokerage commissions with UBS AG, an affiliated broker-dealer. Amounts relating to those transactions for the period ended June 30, 2011, were as follows:

Fund	Amount

UBS Global Securities Relationship Fund	$2,263
UBS Global (ex-U.S.) All Cap Growth Relationship Fund	154
UBS U.S. Equity Alpha Relationship Fund	2,081
UBS U.S. Large Cap Equity Relationship Fund	450
UBS U.S. Large Cap Growth Equity Relationship Fund	36

On March 25, 2011, UBS U.S. Treasury Inflation Protected Securities Collective Fund redeemed 1,866,186 shares of its investment in UBS U.S. Treasury Inflation Protected Securities Relationship Fund and received portfolio securities (including cash and accrued interest) with a market value of $24,540,163. The transfer resulted in realized gains for book purposes of $906,649 for UBS U.S. Treasury Inflation Protected Securities Relationship Fund.

3. Securities lending
Each Fund may lend portfolio securities up to 33 1/2% of its total assets to qualified broker-dealers or institutional investors. The loans are secured at all times by cash, cash equivalents, US government securities or irrevocable letters of credit in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly.

Each Fund will regain ownership of loaned securities to exercise certain beneficial rights; however, each Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. Each Fund receives compensation for lending its securities from interest or dividends earned on the cash, cash equivalents, US government securities or irrevocable letters of credit held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. The Funds monitor the market value of securities loaned on a daily basis and initially require collateral against the loaned securities in an amount at least equal to 102% of the value of domestic securities loaned and 105% of the value of foreign securities loaned.

UBS Global Securities Relationship Fund, UBS Emerging Markets Equity Relationship Fund, UBS Global (ex-U.S.) All Cap Growth Relationship Fund, UBS U.S. Large Cap Growth Equity Relationship Fund, and UBS Small-Cap Equity Relationship Fund loaned securities to certain qualified broker-dealers, with the Funds’ custodian acting as the Funds’ lending agent. Cash collateral received is invested in an affiliated investment company, which is included in each Fund’s respective Portfolio of investments. In addition, UBS Global Securities Relationship Fund received US Government Agency Securities as collateral amounting to $41,572,068, which cannot be resold. Pursuant to the Funds’ securities lending agreement, and according to normal operating procedures, the custodian segregated an additional $58,190 in collateral the following business day for securities on loan in UBS Small-Cap Equity Relationship Fund. The value of loaned securities and related collateral outstanding at June 30, 2011 were as follows:

		Market value of	Market value of
	Market value of	collateral	investments of
	securities	received from	cash collateral
Fund	loaned	securities loaned	received

UBS Global Securities Relationship Fund	$66,040,368	$67,720,466	$26,148,398
UBS Small-Cap Equity Relationship Fund	3,628,915	3,648,310	3,648,310

UBS Relationship Funds
Notes to financial statements (unaudited)

4. Purchases and sales of securities
For the period ended June 30, 2011, aggregate purchases and sales of portfolio securities, excluding short-term investments and US Government and agency securities, were as follows:

Fund	Purchases	Sales proceeds

UBS Global Securities Relationship Fund	$332,160,917	$719,747,414
UBS Emerging Markets Equity Relationship Fund	121,644,653	209,701,282
UBS Global (ex-U.S.) All Cap Growth Relationship Fund	211,120,137	303,841,979
UBS International Equity Relationship Fund	15,197,748	16,106,650
UBS Small-Cap Equity Relationship Fund	36,209,887	51,691,566
UBS U.S. Equity Alpha Relationship Fund	153,417,350	215,382,523
UBS U.S. Large Cap Equity Relationship Fund	18,306,237	25,845,977
UBS U.S. Large Cap Growth Equity Relationship Fund	47,015,984	50,765,244
UBS Credit Bond Relationship Fund	172,588,967	145,031,268
UBS Global Corporate Bond Relationship Fund	36,700,034	121,735,674
UBS High Yield Relationship Fund	60,054,100	206,676,097
UBS Opportunistic Emerging Markets Debt Relationship Fund	14,092,682	11,675,776
UBS U.S. Treasury Inflation Protected Securities Relationship Fund	87,929,461	45,402,678

For the period ended June 30, 2011, aggregate purchases and sales of US Government and agency securities, excluding short-term investments, were as follows:

Fund	Purchases	Sales proceeds

UBS Global Securities Relationship Fund	$207,036,999	$254,261,196
UBS Credit Bond Relationship Fund	278,001,163	253,930,891
UBS U.S. Treasury Inflation Protected Securities Relationship Fund	133,243,037	134,260,660

5. Federal income taxes
The Trust has received rulings from the Internal Revenue Service that each Fund will be treated as a separate partnership for federal income tax purposes. Income taxes are not provided for by the Funds because taxable income/(loss) of each Fund is included in the income tax returns of the investors. For tax purposes, each component of the Funds’ net assets is reported at the investor level; therefore, the Statement of assets and liabilities do not present the components of net assets.

As of and during the period ended June 30, 2011, the Funds did not have any liabilities for any unrecognized tax positions. The Funds recognize interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statement of operations. During the period, the Funds did not incur any interest or penalties.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. One of the more prominent changes addresses capital loss carryforwards. Under the Act, each Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

UBS Relationship Funds
Notes to financial statements (unaudited)

Each of the tax years in the four year period ended December 31, 2010, remains subject to examination by the Internal Revenue Service and state taxing authorities.

6. Partnership allocations
For federal income tax purposes, an investor’s distributive share of each item of a Fund’s income, gain, loss, deduction and credit will be determined by the Amended and Restated Agreement and Declaration of Trust (the “Trust Agreement”) so long as the allocation has “substantial economic effect” within the meaning of the Internal Revenue Code (the “Code”) Section 704 and the regulations thereunder. The Trust has received rulings from the Internal Revenue Service that its allocation method has substantial economic effect.

UBS Relationship Funds
General information (unaudited)

Quarterly Form N-Q portfolio schedule
Each Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s Web site at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC 0330. Additionally, you may obtain copies of Forms N-Q from the Funds upon request by calling 1-800-647 1568.

In addition, UBS Cash Management Prime Relationship Fund discloses, on a monthly basis: (a) a complete schedule of its portfolio holdings; and (b) information regarding its weighted average maturity and weighted average life on UBS’s Web site at the following internet address: www.ubs.com/usmoneymarketfundsholdings. In addition, at this location, you will find a link to more detailed UBS Cash Management Prime Relationship Fund information appearing in filings with the SEC on Form N-MFP.

Proxy voting policies, procedures and record
You may obtain a description of the Funds’ proxy voting policies and procedures without charge, upon request by contacting the Funds directly at 1-800-647 1568, online on the Funds’ Web site: www.ubs.com/ubsglobalam-proxy, or on the EDGAR Database on the SEC’s Web site (http://www.sec.gov). You may obtain information regarding how the Funds voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Funds directly at 1-800-647-1568 or on the EDGAR Database on the SEC’s Web site (http://www.sec.gov).

UBS Relationship Funds
Board approval of investment advisory agreements
(unaudited)

At the meeting of the Board of Trustees (the “Board”) of UBS Relationship Funds (the “Trust”), held on June 9 and 10, 2011 (the “Meeting”), the Board, consisting entirely of Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust or UBS Global Asset Management (Americas) Inc. (the “Advisor”) and its affiliates (together, the “Independent Trustees”), considered the continuation of the investment advisory agreements (the “Advisory Agreements”) between the Trust and the Advisor for each series of the Trust (each a “Fund,” and together, the “Funds”). Prior to the Meeting, the Independent Trustees’ counsel had sent to the Advisor a request detailing the information that the Independent Trustees wished to receive in connection with their consideration of the continuation of the Advisory Agreements. The Independent Trustees met with their independent counsel, as well as an independent consultant engaged by the Board to assist in the annual Advisory Agreement review process, on May 23, 2011, June 9, 2011 and June 10, 2011, to discuss the materials provided to them in response to the information request, including materials prepared by the Advisor, as well as reports prepared by Lipper Inc. (“Lipper Reports”), an independent statistical compilation company, providing comparative expense and performance information for the Funds. The Board also made reference to information and material that had been provided to the Independent Trustees throughout the year at quarterly Board meetings.

At the Meeting, the Board considered a number of factors in connection with its deliberations concerning the continuation of the Advisory Agreement for each Fund, including: (i) the nature, extent, and quality of the services provided by the Advisor to the Fund; (ii) the performance of the Fund and the Advisor; (iii) the Fund’s expenses, costs of the services to be provided and profits to be realized by the Advisor and its affiliates from the relationship with the Fund; and (iv) whether economies of scale are realized by the Advisor with respect to the Fund, as it grows larger, and the extent to which the economies of scale are reflected in the level of the management fees charged.

Nature, Extent, and Quality of Services. In considering the nature, extent, and quality of the services provided by the Advisor to a Fund, the Board reviewed the material presented by the Advisor describing the various services provided to the Fund. The Board noted that in addition to investment management services, the Advisor provides each Fund with operational, legal, and compliance support. The Board also considered the scope and depth of the Advisor’s organization and the experience and expertise of the professionals currently providing investment management and other services to the Funds. The Board considered that the Advisor was a well-established investment management organization employing investment personnel with significant experience in the investment management industry. The Board also considered the Advisor’s in-house research capabilities, as well as other research services available to it, including research services available to the Advisor as a result of securities transactions effected for the Funds and the Advisor’s other investment management clients, and noted that the Advisor had extensive global research capabilities. The Board also evaluated the Advisor’s portfolio management process for each Fund, including the use of risk management techniques and the proprietary technologies utilized to structure the Fund’s portfolio. The Board noted that various presentations had been made by investment personnel at Board meetings throughout the year concerning the Funds’ investment performance and investment strategies.

In connection with the non-investment management services, the Board also considered the quarterly reports that the Advisor provides to the Board throughout the year pertaining to brokerage commissions, soft dollars, and portfolio valuations, among others. The Board also discussed the annual written compliance report from the Chief Compliance Officer and noted enhancements undertaken and planned with respect to the compliance program. After analyzing the services provided by the Advisor to each Fund, both quantitatively and qualitatively, including the impact of these services on investment performance, the Board concluded that the nature, extent, and quality of services provided to each Fund were consistent with the operational requirements of each Fund, and met the needs of the Fund’s shareholders.

Performance. In evaluating the performance of each Fund, the Board analyzed the Lipper Reports, which compared the performance of each Fund with other funds in its respective peer universe over various time periods. In reviewing the Lipper Reports, the Board noted that each Fund, except UBS U.S. Equity Alpha Relationship Fund and UBS Global (ex-U.S.) All Cap Growth Relationship Fund, had appeared in one of the top three performance quintiles for the one-year performance period. At the Board’s request, the Advisor addressed the performance data for the UBS U.S. Equity Alpha Relationship

UBS Relationship Funds
Board approval of investment advisory agreements
(unaudited)

Fund and UBS Global (ex-U.S.) All Cap Growth Relationship Fund, which had appeared in one of the lower performance quintiles for certain performance periods.

In explaining the performance of the UBS U.S. Equity Alpha Fund over the past year, the Advisor noted that the Fund had a positive return but also noted that the Fund underperformed relative to its peer universe. The Advisor noted that stock selection was the primary reason for the Fund’s underperformance compared to its peer universe. The Advisor discussed the Fund’s stock selection process and stated that the Fund was well positioned in the next year to take advantage of attractively priced stocks that fit the Fund’s long-term investment focus. It also was noted that while the Fund had underperformed during the last year, the Fund’s performance over the longer term compared very favorably to most of its peers.

The Advisor then discussed the factors that had a negative effect on the relative performance of the UBS Global (ex-U.S.) All Cap Growth Relationship Fund during the one-year performance period. Although the UBS Global (ex-U.S.) All Cap Growth Relationship Fund experienced a positive return during the past year, the Fund underperformed relative to its peer universe. The Advisor noted that stock selection was the primary factor that contributed to the Fund’s relative underperformance. The Advisor discussed the stock selection process for the UBS Global (ex-U.S.) All Cap Growth Relationship Fund and explained the steps the Advisor was taking to improve the Fund’s performance.

The Board concluded that the Advisor’s explanations provided a sound basis for understanding the performance of the UBS U.S. Equity Alpha Relationship Fund and UBS Global (ex-U.S.) All Cap Growth Relationship Fund in comparison to their peers. The Board determined, after analyzing the performance data, that the performance of each Fund was acceptable as compared with relevant performance standards, given the investment strategies and risk profile of each Fund, the expectations of the shareholder base and the current market environment.

Costs and Expenses. The Board noted that the Funds do not pay advisory fees to the Advisor under the Advisory Agreements. The Board also noted that each Fund had the lowest total expenses in its respective Lipper peer group.

Profitability. In considering the profitability of the Funds to the Advisor and its affiliates, the Board noted that neither the Advisor nor its affiliates receive any compensation for providing advisory or administrative services to the Funds. The Board also considered “fall-out” or ancillary benefits to the Advisor or its affiliates as the result of their relationship with the Funds; for example, the ability to attract other clients due to the Advisor’s role as investment advisor to the Funds, including the investment by certain advisory clients in the Funds as a means to deliver certain investment styles and the research services available to the Advisor through soft dollar brokerage commissions. The Independent Trustees also considered the ancillary benefits received by the Advisor’s affiliates, UBS Securities LLC and UBS AG, in the form of commissions for executing securities transactions for the Funds. Upon closely examining the information provided concerning the Advisor’s profitability, the Board concluded that the level of profits realized by the Advisor and its affiliates with respect to each Fund, if any, was reasonable in relation to the nature and quality of the services that were provided.

Economies of Scale. The Board also discussed whether economies of scale are realized by the Advisor with respect to each Fund as it grows larger, and the extent to which this is reflected in the level of advisory fees charged. The Board concluded that economies of scale and the reflection of such economies of scale in the level of advisory fees charged were inapplicable to each Fund because the Fund was not charged an advisory fee under its Advisory Agreement.

After full consideration of the factors discussed above, with no single factor identified as being of paramount importance, the Board, with the assistance of independent counsel, concluded that the continuation of the Advisory Agreement for each Fund was in the best interests of the Fund and its shareholders.

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UBS Global Asset Management (Americas) Inc. One North Wacker Drive Chicago, IL 60606-2807

Item 2. Code of Ethics.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 3. Audit Committee Financial Expert.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 4. Principal Accountant Fees and Services.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6. Schedule of Investments.

(a)	Included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant’s Board has established a Nominating and Corporate Governance Committee. The Nominating Committee will consider nominees recommended by Qualifying Fund Shareholders if an Independent Trustee vacancy on the Board occurs. A Qualifying Fund Shareholder is a shareholder that: (i) owns of record, or beneficially through a financial intermediary, 1/2 of 1% or more of the Trust’s outstanding shares and (ii) has been a shareholder of at least 1/2 of 1% of the Trust’s total outstanding shares for 12 months or more prior to submitting the recommendation to the Nominating Committee. In order to recommend a nominee, a Qualifying Fund Shareholder should send a letter to the chairperson of the Nominating Committee, Ms. Adela Cepeda, care of Mark Kemper, the Secretary of the UBS Relationship Funds, at UBS Global Asset Management, One North Wacker Drive, Chicago, Illinois 60606 and indicate on the envelope “Nominating Committee.” The Qualifying Fund Shareholder’s letter should include: (i) the name and address of the Qualifying Fund Shareholder making the recommendation; (ii) the number of shares of each class and series of shares of the Trust which are owned of record and beneficially by such Qualifying Fund Shareholder and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (iii) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (iv) the name and address of the nominee; and (v) the nominee’s resume or curriculum vitae. The Qualifying Fund Shareholder’s letter must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)	The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant’s most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Code of Ethics - Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

(a)	(2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.CERT.

(a)	(3) Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons – not applicable to the registrant.

(b)	Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

UBS Relationship Funds

By:	/s/ Mark E. Carver
Mark E. Carver
President

Date:	September 8, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mark E. Carver
Mark E. Carver
President

Date:	September 8, 2011

By:	/s/ Thomas Disbrow
Thomas Disbrow
Treasurer & Principal Accounting Officer

Date:	September 8, 2011